UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22542

SSGA ACTIVE TRUST

(Exact name of registrant as specified in charter)

One Iron Street, Boston, Massachusetts 02210

(Address of principal executive offices) (zip code)

Sean O’Malley, Esq.

Senior Vice President and General Counsel

c/o SSGA Funds Management, Inc.

One Iron Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Copy to:

W. John McGuire, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Registrant’s telephone number, including area code: (617) 664-1465

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Item 1.	Reports to Shareholders.

(a)	The Reports to Shareholders are attached herewith.

Annual Report
June 30, 2023
SSGA Active Trust
SPDR SSGA Multi-Asset Real Return ETF
SPDR SSGA Income Allocation ETF
SPDR SSGA Global Allocation ETF
SPDR SSGA Ultra Short Term Bond ETF
SPDR Loomis Sayles Opportunistic Bond ETF
SPDR Nuveen Municipal Bond ETF
SPDR Nuveen Municipal Bond ESG ETF
SPDR SSGA Fixed Income Sector Rotation ETF
SPDR SSGA US Sector Rotation ETF
SPDR DoubleLine Emerging Markets Fixed Income ETF
SPDR DoubleLine Short Duration Total Return Tactical ETF
SPDR DoubleLine Total Return Tactical ETF
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.

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Notes to Performance Summaries (Unaudited)
The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.
An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.
The Bloomberg U.S. Government Inflation-Linked Bond Index includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity on index rebalancing date, with an issue size equal to or in excess of $500 million. Bonds must be capital-indexed and linked to an eligible inflation index. The securities must be denominated in U.S. Dollars and pay coupon and principal in U.S. Dollars. The notional coupon of a bond must be fixed or zero. Bonds must settle on or before the index rebalancing date.
The DBIQ Optimum Yield Diversified Commodity Index Excess Return employs a rule based approach when it rolls from one futures contract to another for each commodity in the index. DBLCI Diversified Index represents 14 commodities drawn from the Energy, Precious Metals, Industrial Metals and Agriculture sectors.
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the large and mid-cap equity market performance of developed markets.
The Bloomberg U.S. Long Government/Credit Index measures the investment return of all medium and larger public issues of U.S. Treasury, agency, investment-grade corporate, and investment-grade international dollar-denominated bonds with maturities longer than 10 years. The average maturity is approximately 20 years.
The MSCI ACWI IMI Index is a free float-adjusted market capitalization-weighted index that is designed to measure the combined equity market performance of developed and emerging markets. The index covers approximately 99% of the global equity markets.
The Bloomberg U.S. Treasury Bellwether 3 Month Index is a benchmark tracking the performance and attributes of the on-the-run U.S. Treasury that reflects the most recently issued three month security.
The Bloomberg U.S. Aggregate Bond Index is designed to measure the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poor’s, and Fitch Inc.) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and other asset backed securities that are publicly for sale in the United States.
The SPDR Loomis Sayles Opportunistic Bond Composite Index is a composite benchmark comprising 50% investment grade corporate bonds, 25% high yield corporate bonds, and 25% senior loans. The investment grade corporate bond portion of the composite benchmark is represented by the Bloomberg U.S. Corporate Bond Index, the high yield corporate bond portion is represented by the Bloomberg U.S. High Yield 2% Issuer Capped Index, and the senior loan portion is represented by the Morningstar LSTA U.S. Leveraged Loan Index.
The Bloomberg 3-15 Year Blend (2-17) Municipal Bond Index is designed to track the U.S. fully tax-exempt bond market. The index includes state and local general obligation bonds, revenue bonds, pre-refunded bonds, insured bonds and municipal lease obligations. The index is comprised of tax-exempt municipal securities issued by states, cities, counties, districts and their respective agencies, authorities and instrumentalities.
The S&P 500® Index is composed of five hundred (500) selected stocks, all of which are listed on national stock exchanges and spans approximately 24 separate industry groups.
The JP Morgan Corporate Emerging Markets Bond Index Broad Diversified is a market capitalization weighted index consisting of U.S. dollar denominated emerging market corporate bonds.
The Bloomberg U.S. Aggregate 1-3 Year Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market that have a remaining maturity of greater than or equal to 1 year and less than 3 years.
See accompanying notes to financial statements.

SPDR SSGA Multi-Asset Real Return ETF
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR SSGA Multi-Asset Real Return ETF (the “Fund”) seeks to achieve real return consisting of capital appreciation and current income. The Fund’s benchmark is the Bloomberg U.S. Government Inflation-Linked Bond Index (the “Index”).
For the 12-month period ended June 30, 2023 (the “Reporting Period”), the total return for the Fund was 0.78%, and the Index was –1.33%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
The allocations to global natural resource and infrastructure equities were the primary drivers, with tactical use of cash providing added support, of Fund performance during the Reporting Period relative to the Index.
The performance of financial markets during the Reporting Period continued to be heavily influenced by inflation trends and the related impact on monetary policy and messaging from central banks. While equity markets got off to a good start in mid-2022 from lows reached in June, supported by overly depressed sentiment, stocks would turn lower amidst hawkish central bank messaging and turmoil in long-end UK bonds brought forth by the announcement of that country’s “mini-budget.” The outlook for commodities deteriorated as the U.S. dollar rose and demand destruction fears gripped investors, sending oil and other broad commodities tumbling. Further, real estate came under pressure against the backdrop of higher interest rates and weaker economic growth. The portfolio reduced the overweight to commodities and natural resource equities, moved to a further underweight in real estate, and started building a cash position, By the turn to the fourth quarter of 2022 equity markets began a steady recovery with resilient earnings for the rest of the Reporting Period as longer-term interest rates stabilized. At the close of 2022, the cash was allocated to natural resource equities, both core and energy, and infrastructure. Additionally, the underweight to inflation-linked bonds was reduced as real yields fell and inflation expectations, as measured by break-evens, rose by the end of the year. This recovery progressed in the first half of 2023, despite meaningful risk events including the regional bank crisis in the United States at the end of the first quarter. The inflationary environment shifted from a high and rising regime to a moderating one that might be higher for longer. Commodities faced headwinds and struggled to find a bottom with a short-lived metals rally on hopes of a Chinas recovery and Europe’s uncharacteristically mild winter that sent natural gas priced plummeting. The overweight position to global infrastructure equities, underweight to real estate, cash holdings, and the addition of gold in March helped to buffer the portfolio. Throughout this period, real estate has ranked poorly in our quantitative framework but followed the broader surge in equities and prospects for the successful execution of a soft landing in the US. The underweight to real estate proved to be a drag, compounding the lackluster support from commodity and natural resources. Again, the defensive overweight holdings in global infrastructure equity and cash help to soften the impact. The Reporting Period closed with the portfolio positioned with larger weights in global infrastructure equity, gold, and cash along with holdings in global natural resource equities based on what we believe is a structurally bullish fundamental backdrop that may be unfolding in the second half of 2023 and 2024 for the energy and metals assets.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were the SPDR S&P Global Natural Resources ETF (GNR), S&P Energy Select Sector SPDR Fund and SPDR S&P Global Infrastructure ETF (GII). The top negative contributor to the Fund’s performance on an absolute basis during the Reporting Period were the Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (PDBC), SPDR Dow Jones US REIT ETF (RWR) and SPDR Bloomberg 1-10 Year TIPS ETF (TIPX).
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR SSGA Multi-Asset Real Return ETF
Performance Summary (Unaudited)
Performance as of June 30, 2023
	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg U.S. Government Inflation-Linked Bond Index	DBIQ Optimum Yield Diversified Commodity Index Excess Return	Net Asset Value	Market Value	Bloomberg U.S. Government Inflation-Linked Bond Index	DBIQ Optimum Yield Diversified Commodity Index Excess Return
ONE YEAR	0.78%	0.78%	(1.33)%	(16.63)%	0.78%	0.78%	(1.33)%	(16.63)%
FIVE YEARS	29.78%	29.95%	12.99%	28.14%	5.35%	5.38%	2.47%	5.08%
TEN YEARS	37.25%	37.26%	23.59%	(6.06)%	3.22%	3.22%	2.14%	(0.62)%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR SSGA Multi-Asset Real Return ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.50%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR SSGA Multi-Asset Real Return ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2023

Description	% of Net Assets
SPDR S&P Global Natural Resources ETF	27.7%
SPDR S&P Global Infrastructure ETF	25.0
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	19.4
SPDR Bloomberg 1-10 Year TIPS ETF	7.3
The Energy Select Sector SPDR Fund	6.0
TOTAL	85.4%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2023

% of Net Assets
Natural Resources	32.8%
International Equity	25.3
Commodities	19.4
Inflation Linked	7.3
Domestic Equity	6.0
International Fixed Income	2.6
Real Estate	2.5
Short Term Investments	10.2
Liabilities in Excess of Other Assets	(6.1)
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR SSGA INCOME ALLOCATION ETF
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR SSGA Income Allocation ETF (the “Fund”) seeks to provide total return by focusing on investments in income and yield-generating assets. The Fund’s benchmark is the MSCI World Index (the “Index”).
For the 12-month period ended June 30, 2023 (the “Reporting Period”), the total return for the Fund was 3.79%, and the Index was 18.51%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Broad diversification across global asset classes, allocations to several high dividend equity markets as well as underlying ETF performance were primary drivers of Fund performance during the Reporting Period relative to the Index. The performance of financial markets during the Reporting Period continued to be heavily influenced by inflation trends and the related impact on monetary policy and messaging from central banks. While equity markets got off to a good start in mid-2022, likely supported by overly depressed sentiment, stocks would turn lower amidst hawkish central bank messaging and turmoil in long-end UK bonds brought forth by the announcement of that country’s “mini-budget.” But by the turn to the fourth quarter of 2022 equity markets began a steady recovery for the remainder of the Reporting Period as longer-term interest rates stabilized. This recovery progressed despite meaningful risk events including the regional bank crisis in the United States in early 2023. With that context, the multi-asset exposure and broad diversification of the Fund was the primary driver of underperformance relative to the Index (which represents the global developed equity market). Additionally, given the Fund’s focus on both income and total return, its emphasis on dividend paying equity ETFs led to underperformance as dividend equities did not rise as sharply as other equity market strategies – particularly those with more exposure to the technology sector.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were investments in the SPDR Bloomberg Emerging Markets Local Bond ETF, the SPDR Blackstone Senior Loan ETF and the SPDR S&P International Dividend ETF. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were the SPDR Portfolio Long Term Treasury ETF, the Invesco KBW Premium Yield Equity REIT ETF and the Schwab U.S. Dividend Equity ETF.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR SSGA Income Allocation ETF
Performance Summary (Unaudited)
Performance as of June 30, 2023
	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	MSCI World Index	Bloomberg U.S. Long Government /Credit Bond Index	Net Asset Value	Market Value	MSCI World Index	Bloomberg U.S. Long Government /Credit Bond Index
ONE YEAR	3.79%	3.77%	18.51%	(2.56)%	3.79%	3.77%	18.51%	(2.56)%
FIVE YEARS	16.75%	16.77%	54.36%	3.35%	3.15%	3.15%	9.07%	0.66%
TEN YEARS	49.43%	49.41%	147.92%	32.56%	4.10%	4.10%	9.50%	2.86%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR SSGA Income Allocation ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.50%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR SSGA Income Allocation ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2023

Description	% of Net Assets
SPDR Portfolio Long Term Treasury ETF	12.9%
SPDR Bloomberg High Yield Bond ETF	12.1
SPDR Bloomberg Emerging Markets Local Bond ETF	12.1
SPDR Blackstone Senior Loan ETF	10.2
SPDR S&P Global Infrastructure ETF	8.1
TOTAL	55.4%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2023

% of Net Assets
Domestic Fixed Income	40.4%
Domestic Equity	26.3
International Equity	16.0
International Fixed Income	14.1
Real Estate	2.0
Short Term Investments	9.6
Liabilities in Excess of Other Assets	(8.4)
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR SSGA Global Allocation ETF
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR SSGA Global Allocation ETF (the “Fund”) seeks to provide capital appreciation. The Fund’s benchmark is the MSCI ACWI IMI Index (the “Index”).
For the 12-month period ended June 30, 2023 (the “Reporting Period”), the total return for the Fund was 9.15%, and the Index was 16.14%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Broad diversification across global asset classes, asset allocation positioning as well as underlying ETF performance were primary drivers of Fund performance during the Reporting Period relative to the Index. The performance of financial markets during the Reporting Period continued to be heavily influenced by inflation trends and the related impact on monetary policy and messaging from central banks. While equity markets got off to a good start in mid-2022, likely supported by overly depressed sentiment, stocks would turn lower amidst hawkish central bank messaging and turmoil in long-end UK bonds brought forth by the announcement of that country’s “mini-budget.” But by the turn to the fourth quarter of 2022 equity markets began a steady recovery for the remainder of the Reporting Period as longer-term interest rates stabilized. This recovery progressed despite meaningful risk events including the regional bank crisis in the United States in early 2023. Directionally, our preference for equities relative to bonds aided performance. Additionally, positioning within equity, a preference for Europe and Pacific with funding from REITs, proved beneficial. After rolling over in October 2022, equities have marched higher on better risk appetite, helped by optimism of peak inflation and near peak interest rates. The resilient consumer and strong labor market have contributed to the positive risk sentiment. REITs have recovered YTD, but rising yields and growth concerns weighed on the asset class in 2022 which lead to underperformance relative to traditional equities. Offsetting some positive performance was our targeted allocations to gold, cash and long government bonds. The speed and magnitude of rate hikes in 2022 along with the repricing of Federal Reserve monetary policy expectations in 2023 have weighed on bonds, including our allocation to long government bonds. Cash offers an attractive yield and provided some downside protection given the numerous risks overhanging markets, but the equity rally has left cash to underperform despite providing a positive absolute return.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were the SPDR S&P 500 ETF, the SPDR Portfolio Developed World ex-US ETF and the SPDR Portfolio Europe ETF. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were the SPDR Portfolio Long Term Treasury ETF, the Invesco Optimum Yield Diversified Commodity ETF and the Invesco DB Gold ETF.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR SSGA Global Allocation ETF
Performance Summary (Unaudited)
Performance as of June 30, 2023
	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	MSCI ACWI IMI Index	Bloomberg U.S. Aggregate Bond Index	Net Asset Value	Market Value	MSCI ACWI IMI Index	Bloomberg U.S. Aggregate Bond Index
ONE YEAR	9.15%	9.10%	16.14%	(0.94)%	9.15%	9.10%	16.14%	(0.94)%
FIVE YEARS	27.14%	26.99%	44.55%	3.89%	4.92%	4.90%	7.65%	0.77%
TEN YEARS	75.83%	75.83%	128.56%	16.24%	5.81%	5.81%	8.62%	1.52%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR SSGA Global Allocation ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.35%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR SSGA Global Allocation ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2023

Description	% of Net Assets
SPDR S&P 500 ETF Trust	24.2%
SPDR Portfolio Developed World ex-U.S. ETF	15.8
SPDR Portfolio Emerging Markets ETF	6.9
SPDR Portfolio Europe ETF	6.5
SPDR Bloomberg 1-10 Year TIPS ETF	5.9
TOTAL	59.3%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2023

% of Net Assets
Domestic Equity	37.9%
International Equity	32.1
Domestic Fixed Income	13.5
International Fixed Income	6.0
Inflation Linked	5.9
Short Term Investments	22.5
Liabilities in Excess of Other Assets	(17.9)
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR SSGA Ultra Short Term Bond ETF
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR SSGA Ultra Short Term Bond ETF (the “Fund”) seeks to maximize current income consistent with preservation of capital and daily liquidity. The Fund’s benchmark is the Bloomberg U.S. Treasury Bellwether 3 Month Index (the “Index”).
For the 12-month period ended June 30, 2023 (the “Reporting Period”), the total return for the Fund was 4.24%, and the Index was 3.74%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
The Fund’s over-weight allocation to investment grade corporate credit and commercial mortgage-backed securities were primary drivers of Fund outperformance during the Reporting Period relative to the Index, whereas the Fund’s over-weight allocation to duration detracted from performance. During the Reporting Period, continued strength in the labor market and the economy, in the context of supply-chain disruptions, led to inflation well-above the U.S. Federal Reserve (the “Fed”) inflation target of 2%. During the Reporting Period, the Fed increased the Fed Funds rate from a range of (1.50% - 1.75%) to (5.00% - 5.25%). Also, during the Reporting Period, the Fed’s balance sheet declined from $8.9 trillion to $8.4 trillion. The labor market and the economy’s continued strength in the context of an accelerated pace of monetary policy tightening are the key drivers to the significant increase in short-term interest rates and tightening of investment grade corporate credit spreads observed during the Reporting Period. The Fund maintained a duration profile in the range of 0.25 – 0.65 during the Reporting Period.
As of the June 30, 2023, the Fund’s asset allocation consisted of U.S. Treasuries (19.5%), Credit-Financial (22.6%), Credit-Industrial (32.9%), Credit-Non-Corp (6.6%), ABS (5.6%), CMBS (4.3%) and Cash (8.5%).
The Fund used treasury futures in order to actively manage duration during the Reporting Period. The Fund’s use of treasury futures contributed positively to Fund performance relative to the Index.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR SSGA Ultra Short Term Bond ETF
Performance Summary (Unaudited)
Performance as of June 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg U.S. Treasury Bellwether 3 Month Index	Net Asset Value	Market Value	Bloomberg U.S. Treasury Bellwether 3 Month Index
ONE YEAR	4.24%	4.27%	3.74%	4.24%	4.27%	3.74%
FIVE YEARS	9.46%	9.43%	8.20%	1.82%	1.82%	1.59%
SINCE INCEPTION(1)	14.40%	14.43%	10.56%	1.39%	1.40%	1.04%
(1)	For the period October 9, 2013 to June 30, 2023. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/9/13, 10/10/13, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR SSGA Ultra Short Term Bond ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.20%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR SSGA Ultra Short Term Bond ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2023

Description	% of Net Assets
U.S. Treasury Bill 4.85% 7/25/2023	10.8%
U.S. Treasury Notes 0.25% 9/30/2023	5.0
U.S. Treasury Bill 5.23% 7/13/2023	3.6
Parker-Hannifin Corp. 3.65% 6/15/2024	1.9
Take-Two Interactive Software, Inc. 3.30% 3/28/2024	1.8
TOTAL	23.1%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2023

% of Net Assets
Corporate Bonds & Notes	61.2%
U.S. Treasury Obligations	19.4
Asset-Backed Securities	5.6
Commercial Mortgage Backed Securities	2.2
Mortgage-Backed Securities	2.1
Short-Term Investment	9.0
Other Assets in Excess of Liabilities	0.5
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR Loomis Sayles Opportunistic Bond ETF (the “Fund”) seeks to maximize total return. The Fund’s benchmark is the Bloomberg U.S. Aggregate Bond Index (the “Index”).
For the 12-month period ended June 30, 2023 (the “Reporting Period”), the net total return for the Fund was 3.58%, and the Index was –0.94%. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
High yield corporates, bank loans, investment grade corporates, and securitized issues were the primary drivers of Fund’s positive performance during the Reporting Period relative to the Index. Our allocation to FX, duration management, and cash instruments had a negative effect on excess performance.
During the Reporting Period, the Fund used index credit default swaps (“CDX”), forwards, and interest rate future/swap exposures for hedging credit beta, hedging currency exposure, duration/interest rate positioning respectively. On an absolute basis, the Fund’s net use of both interest rate futures and swaps detracted from performance. Our use of forwards slightly contributed, while CDX use detracted from Fund performance.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Unicredit SPA 144A RTS 7.296 USD 4/2/2034, HSBC Holdings PLC 8.113 USD 11/3/2033, and CHG Healthcare TLB L+325 FL50 8.443 USD 9/29/2028. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Lloyds Banking Group PLC 8.0 USD 6/27/2172, Apple Inc 3.95 USD 8/8/2052 and Kohl’s Corporation 4.625 USD 5/1/2031.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR Loomis Sayles Opportunistic Bond ETF
Performance Summary (Unaudited)
Performance as of June 30, 2023
	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg U.S. Aggregate Bond Index	SPDR Loomis Sayles Opportunistic Bond Composite Index	Net Asset Value	Market Value	Bloomberg U.S. Aggregate Bond Index	SPDR Loomis Sayles Opportunistic Bond Composite Index
ONE YEAR	3.58%	3.54%	(0.94)%	5.68%	3.58%	3.54%	(0.94)%	5.68%
SINCE INCEPTION(1)	(8.08)%	(8.05)%	(11.42)%	(6.74)%	(4.68)%	(4.67)%	(6.67)%	(3.89)%
(1)	For the period September 27, 2021 to June 30, 2022. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/27/21, 9/28/21, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Loomis Sayles Opportunistic Bond ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.55%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR Loomis Sayles Opportunistic Bond ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2023

Description	% of Net Assets
SPDR Blackstone Senior Loan ETF	3.3%
OneMain Direct Auto Receivables Trust ABS 0.87% 7/14/2028	1.9
Credit Suisse AG 4.75% 8/9/2024	1.4
UniCredit SpA 7.30% 4/2/2034	1.3
Standard Chartered PLC 6.17% 1/9/2027	1.1
TOTAL	9.0%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of June 30, 2023

% of Net Assets
Banks	16.9%
Asset-Backed Securities	11.3
Commercial Services	3.9
Media	3.5
Money Market Fund	3.3
Telecommunications	3.3
Internet	3.1
Software	2.7
Investment Company Security	2.7
Semiconductors	2.7
Auto Manufacturers	2.6
Electric	2.4
Retail	2.3
Pipelines	2.2
Pharmaceuticals	2.1
Leisure Time	2.1
Insurance	2.1
Diversified Financial Services	1.9
Home Builders	1.8
Airlines	1.8
Food	1.7
Oil & Gas	1.7
Chemicals	1.5
Real Estate Investment Trusts	1.3
Advertising	1.1
Construction Materials	1.0
Transportation	0.9
Energy-Alternate Sources	0.9
Mining	0.8
Health Care Products	0.8
Entertainment	0.8
Auto Parts & Equipment	0.7
IT Services	0.6
Oil & Gas Services	0.5
Health Care Services	0.5
Iron/Steel	0.5
Packaging & Containers	0.4
Computers	0.4
Aerospace & Defense	0.4
Machinery, Construction & Mining	0.4
Biotechnology	0.4
Household Products	0.4
Environmental Control	0.3
Beverages	0.3
Engineering & Construction	0.3
Miscellaneous Manufacturer	0.3
Electrical Components & Equipment	0.3
Commercial Mortgage Backed Securities	0.3
Electronics	0.3
Office & Business Equipment	0.2
See accompanying notes to financial statements.

SPDR Loomis Sayles Opportunistic Bond ETF
Portfolio Statistics (Unaudited)  (continued)

% of Net Assets
Home Furnishings	0.2%
Lodging	0.2
Housewares	0.1
Apparel	0.1
Coal	0.1
Forest Products & Paper	0.1
Short-Term Investment	2.0
Other Assets in Excess of Liabilities	2.5
TOTAL	100.0%
(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR Nuveen Municipal Bond ETF
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR Nuveen Municipal Bond ETF (the ”Fund”) seeks to provide current income that is exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the Fund’s primary objective. The Fund’s benchmark is the Bloomberg 3-15 Year Blend (2-17) Municipal Bond Index (the “Index”).
For the 12-month period ended June 30, 2023 (the “Reporting Period”), the total return for the Fund was 2.10%, and the Index was 2.97%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Selection was the primary drivers of Fund performance during the Reporting Period. The Reporting Period consists of widely different market environments, with the first four months continuing the historic sell off before a considerable rally and remaining volatility throughout the Reporting Period.
Overall, longer positioned bonds outperformed as interest expectations stabilized and additional income was additive to returns. The Fund was hurt from an overweight in bonds maturing in less than two years and underweight in 8 to 17 years. This was somewhat offset by an underweight in bonds maturing in 2 to 4 years and an overweight to bonds maturing in 17 to 22 years.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top contributors to the Fund’s performance during the Reporting Period were New Jersey Economic Development Authority School Facility Construction, Medford HFA Asante Health and New York City General Obligation bonds. The largest detractors from the Fund’s performance during the Reporting Period were New Hope Sanctuary Long Term Care, New York State Personal Income Tax, and Idaho Housing & Sales Tax bonds.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR Nuveen Municipal Bond ETF
Performance Summary (Unaudited)
Performance as of June 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg 3-15 Year Blend (2-17) Municipal Bond Index	Net Asset Value	Market Value	Bloomberg 3-15 Year Blend (2-17) Municipal Bond Index
ONE YEAR	2.10%	1.99%	2.97%	2.10%	1.99%	2.97%
SINCE INCEPTION(1)	(6.27)%	(6.32)%	(4.27)%	(2.66)%	(2.68)%	(1.80)%
(1)	For the period February 3, 2021 to June 30, 2023. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (02/03/21, 02/04/21, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Nuveen Municipal Bond ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.40%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR Nuveen Municipal Bond ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2023

Description	% of Net Assets
New Jersey Economic Development Authority Revenue, NJ	2.6%
Southfield Public Schools, General Obligation, MI	2.5
State of Florida Department of Transportation Revenue, FL	2.4
City of New York, General Obligation, NY	2.4
Medford Hospital Facilities Authority Revenue, OR	2.3
TOTAL	12.2%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2023

% of Net Assets
Municipal Bonds & Notes	98.5%
Short-Term Investment	0.4
Other Assets in Excess of Liabilities	1.1
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR NUVEEN MUNICIPAL BOND ESG ETF
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR Nuveen Municipal Bond ESG ETF (the “Fund”) seeks to provide current income that is exempt from regular federal income taxes by investing in municipal bonds that exhibit certain environmental, social and governance (“ESG”) characteristics. Capital appreciation is a secondary objective when consistent with the Fund’s primary objective. The Fund’s benchmark is the Bloomberg 3-15 Year Blend (2-17) Municipal Bond Index (the “Index”).
For the 12-month period ended June 30, 2023 (the “Reporting Period”), the total return for the Fund was 2.53%, and the Index was 2.97%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Curve positioning was the primary driver of fund performance during the Reporting Period. The Reporting Period consists of widely different market environments, with the first four months continuing the historic sell off before a considerable rally and remaining volatility throughout the  remainder of the Reporting Period.
Overall, longer positioned bonds outperformed as interest expectations stabilized and additional income was additive to returns. The portfolio did benefit from an overweight allocation to bonds maturing in 17 to 22 years and an underweight to 4 to 6 years, however was more than offset by the overweight to bonds maturing in less than 2 years, and the underweight to bonds maturing in 8 to 12 years. Curve positioning was the largest detractor from performance. Rating allocation and sector allocation were both positive contributors to performance. An overweight to bonds rated single-A and underweight in bonds rated triple-A aided performance. An underweight in state general obligation and industrial development revenue bonds aided performance. An underweight in local general obligation bonds hurt performance.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top contributors to the Fund’s performance during the Reporting Period Connecticut Special Tax Transportation, Medford HFA Asante Health and New York City general obligation bonds. The largest detractors from the Fund’s performance during the Reporting Period were Raleigh Durham Airport Revenue, Idaho Housing & Finance Association Sales Tax, and Bexar County Refunding bonds.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR Nuveen Municipal Bond ESG ETF
Performance Summary (Unaudited)
Performance as of June 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg 3-15 Year Blend (2-17) Municipal Bond Index	Net Asset Value	Market Value	Bloomberg 3-15 Year Blend (2-17) Municipal Bond Index
ONE YEAR	2.53%	2.36%	2.97%	2.53%	2.36%	2.97%
SINCE INCEPTION(1)	1.18%	1.26%	1.11%	0.96%	1.02%	0.90%
(1)	For the period April 5, 2022 to June 30, 2023. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (04/05/22, 04/06/22, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Nuveen Municipal Bond ESG ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.43%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR Nuveen Municipal Bond ESG ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2023

Description	% of Net Assets
Idaho Housing & Finance Association Revenue, ID	2.6%
City of Dallas, General Obligation, TX AGM	2.4
Medford Hospital Facilities Authority Revenue, OR	2.2
Port of Seattle Revenue, WA AMT	2.1
Michigan State Housing Development Authority Revenue, MI	2.1
TOTAL	11.4%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2023

% of Net Assets
Municipal Bonds & Notes	98.8%
Short-Term Investment	0.7
Other Assets in Excess of Liabilities	0.5
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR SSGA FIXED INCOME SECTOR ROTATION ETF
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR SSGA Fixed Income Sector Rotation ETF (the “Fund”) seeks to provide total return by focusing on investments in income and yield-generating assets. The Fund’s benchmark is the Bloomberg U.S. Aggregate Bond Index (the “Index”).
For the 12-month period ended June 30, 2023 (the “Reporting Period”), the total return for the Fund was –2.12%, and the Index was –0.94%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Asset Allocation positioning was the primary driver of Fund performance during the Reporting Period relative to the Index.
The performance of financial markets during the Reporting Period continued to be heavily influenced by inflation trends and the related impact on monetary policy and messaging from central banks. The U.S. Federal Reserve (the “Fed”) raised rates at the fastest pace in recent history pushing treasury yields steadily higher throughout much of 2002 pausing their climb as the fiscal year came to a close. While rates were moving higher the yield curve was flattening and high yield spreads were volatile moving sharply tighter to start the third quarter of 2022 before widening back out to end it. The regional bank crisis in the United States in early 2023 provided one last bout of instability pushing treasury yields lower and spreads wider before the Fed stepped in to prevent further contagion.
The Fund finished lower and underperformed its benchmark largely due to an overweight to long duration U.S. Treasury bonds. While the curve did flatten significantly over the period, the overall move higher in rates across the curve proved detrimental to the Fund’s results. The Fund’s allocation to intermediate-term corporate and high-yield bonds also benefited from tightening of credit spreads over the full Reporting Period as risk appetite gradually improved and the corporate sector continued to demonstrate resilient earnings. As headline inflation abated in the first half of 2023, the market reassessed and lowered the Fed terminal rate. The FX market reacted accordingly and the Fund’s position in the international treasury bond had positive contribution to the relative performance on the backdrop of a weakening U.S. Dollar.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were SPDR Portfolio Intermediate Term Corporate Bond ETF, SPDR Bloomberg International Treasury Bond ETF and SPDR Bloomberg 1-3 Month T-Bill ETF. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were SPDR Portfolio Long Term Treasury ETF, SPDR Portfolio Intermediate Term Treasury ETF and SPDR Portfolio Mortgage Backed Bond ETF.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR SSGA Fixed Income Sector Rotation ETF
Performance Summary (Unaudited)
Performance as of June 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg U.S. Aggregate Bond Index	Net Asset Value	Market Value	Bloomberg U.S. Aggregate Bond Index
ONE YEAR	(2.12)%	(2.20)%	(0.94)%	(2.12)%	(2.20)%	(0.94)%
SINCE INCEPTION(1)	(4.34)%	(4.38)%	(0.43)%	(1.04)%	(1.05)%	(0.10)%
(1)	For the period April 2, 2019 to June 30, 2023. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/2/19, 4/3/19, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR SSGA Fixed Income Sector Rotation ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.50%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR SSGA Fixed Income Sector Rotation ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2023

Description	% of Net Assets
SPDR Portfolio Intermediate Term Treasury ETF	30.8%
SPDR Portfolio Mortgage-Backed Bond ETF	28.9
SPDR Portfolio Long Term Treasury ETF	10.4
SPDR Portfolio Intermediate Term Corporate Bond ETF	7.8
SPDR Bloomberg International Treasury Bond ETF	7.0
TOTAL	84.9%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2023

% of Net Assets
Domestic Fixed Income	99.8%
Short Term Investments	27.1
Liabilities in Excess of Other Assets	(26.9)
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR SSGA US Sector Rotation ETF
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR SSGA US Sector Rotation ETF (the “Fund”) seeks to provide capital appreciation. The Fund’s benchmark is the S&P 500 Index (the “Index”).
For the 12-month period ended June 30, 2023 (the “Reporting Period”), the total return for the Fund was 15.91%, and the Index was 19.59%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Active allocation across U.S. sectors was the primary driver of Fund performance during the Reporting Period relative to the Index. The performance of financial markets during the Reporting Period continued to be heavily influenced by inflation trends and the related impact on monetary policy and messaging from central banks. While equity markets got off to a good start in mid-2022, likely supported by overly depressed sentiment, stocks would turn lower amidst hawkish central bank messaging and turmoil in long-end UK bonds brought forth by the announcement of that country’s “mini-budget.” But by the turn to the fourth quarter of 2022 equity markets began a steady recovery for the remainder of the Reporting Period as longer-term interest rates stabilized. This recovery progressed despite meaningful risk events including the regional bank crisis in the United States in early 2023. The Fund got off to a good start and outperformed its Index during the second half of 2022 in large part due to an overweight allocation to the energy sector and an underweight allocation to the communication services sector. The energy sector rallied as oil prices recovered and energy firms delivered strong third quarter (2022) earnings results. Meanwhile, heavyweight firms in the communications services meaningfully underperformed amidst weaker than expected earnings. However, the Fund underperformed during the first half of 2023 due to overweight positions in the consumer staples, materials and industrial sectors. Our investment research favored consumer staples due to compelling quality and sentiment characteristics, but the relatively defensive sector was not able to keep pace during the swift technology-led rally. Similarly, materials and industrials exhibited a variety of attractive attributes but lagged the large technology sector and weighed on Fund performance overall.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were the Technology Select Sector SPDR Fund, the Industrial Select Sector SPDR Fund and the Financial Select Sector SPDR Fund. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were the Consumer Staples Select Sector SPDR Fund, the Utilities Select Sector SPDR Fund and the Materials Select Sector SPDR Fund.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR SSGA US Sector Rotation ETF
Performance Summary (Unaudited)
Performance as of June 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P 500 Index	Net Asset Value	Market Value	S&P 500 Index
ONE YEAR	15.91%	15.80%	19.59%	15.91%	15.80%	19.59%
SINCE INCEPTION(1)	56.57%	56.56%	66.83%	11.14%	11.14%	12.82%
(1)	For the period April 2, 2019 to June 30, 2023. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/2/19, 4/3/19, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR SSGA US Sector Rotation ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.70%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR SSGA US Sector Rotation ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2023

Description	% of Net Assets
The Industrial Select Sector SPDR Fund	23.3%
The Technology Select Sector SPDR Fund	22.2
The Health Care Select Sector SPDR Fund	20.5
The Consumer Discretionary Select Sector SPDR Fund	16.8
The Consumer Staples Select Sector SPDR Fund	10.5
TOTAL	93.3%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Asset Allocation as of June 30, 2023

% of Net Assets
Domestic Equity	99.9%
Short Term Investments	30.7
Liabilities in Excess of Other Assets	(30.6)
TOTAL	100.0%
(The Fund's asset allocation is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR DoubleLine Emerging Markets Fixed Income ETF
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR DoubleLine Emerging Markets Fixed Income ETF (the “Fund”) seeks to provide high total return from current income and capital appreciation. The Fund’s benchmark is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified (the “Index”).
For the 12-month period ended June 30, 2023 (the “Reporting Period”), the total return for the Fund was 3.63%, and the Index was 5.66%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
The primary drivers of Fund performance during the Reporting Period were duration positioning and asset allocation. In terms of duration positioning, the Fund consistently maintained a longer duration than the Index, which hurt relative performance as U.S. Treasury yields continued to rise. Over the period, U.S. Treasury yields increased across the curve, with 2-year yields higher by 194 bps and 10-year yields higher by 82 bps. In terms of asset allocation, the Fund was hurt by its underweight allocation to Europe. Europe was the best performing region in the Index after experiencing a rebound off the Q1 2022, lows following Russia's invasion of Ukraine and Russia's exclusion from the Index early last year. Additionally, the Fund maintained a large overweight to investment grade credits over the period, which significantly underperformed its high yield counterparts. In contrast, the Fund's overweight to Latin America, the second strongest region in the Index, and overweight Emerging Markets sovereigns contributed to relative performance.
The Fund maintains a longer duration than that of the Index and is overweight Emerging Markets sovereigns versus the Index. Emerging Markets Sovereigns outperformed Emerging Markets Corporate credit despite the longer duration driven in part by significant spread tightening over the 12-month period.
The Fund did not invest in derivatives during the Reporting Period.
On a sector level, the top contributor to the Fund’s performance during the Reporting Period was Emerging Market sovereign credit, which delivered a strong return and outperformed the Index. In contract, the largest detractor of the Fund’s performance on an absolute basis during the Reporting Period was Emerging Market Corporate credit.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR DoubleLine Emerging Markets Fixed Income ETF
Performance Summary (Unaudited)
Performance as of June 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	JP Morgan Corporate Emerging Markets Bond Index Broad Diversified	Net Asset Value	Market Value	JP Morgan Corporate Emerging Markets Bond Index Broad Diversified
ONE YEAR	3.63%	3.88%	5.66%	3.63%	3.88%	5.66%
FIVE YEARS	4.23%	4.31%	12.57%	0.83%	0.85%	2.40%
SINCE INCEPTION(1)	15.45%	15.87%	23.66%	2.01%	2.06%	2.99%
(1)	For the period April 13, 2016 to June 30, 2023. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/13/16, 4/14/16, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Line graph is based on cumulative total return.
The total expense ratio for SPDR DoubleLine Emerging Markets Fixed Income ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.65%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR DoubleLine Emerging Markets Fixed Income ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2023

Description	% of Net Assets
Chile Electricity PEC SpA 0.01% 1/25/2028	2.4%
Minejesa Capital BV 5.63% 8/10/2037	2.3
Banco Internacional del Peru SAA Interbank VRN 4.00% 7/8/2030	2.2
Galaxy Pipeline Assets Bidco Ltd. 2.16% 3/31/2034	2.2
Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.38% 6/1/2028	1.9
TOTAL	11.0%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Portfolio Composition as of June 30, 2023

% of Net Assets
Corporate Bonds & Notes	80.4%
Foreign Government Obligations	15.2
Short-Term Investment	3.1
Other Assets in Excess of Liabilities	1.3
TOTAL	100.0%
(The Fund's portfolio composition is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR DoubleLine Short Duration Total Return Tactical ETF (the “Fund”) seeks to maximize current income with a dollar-weighted average effective duration between one and three years. The Fund’s benchmark is the Bloomberg U.S. Aggregate 1-3 Year Index (the “Index”).
For the 12-month period ended June 30, 2023 (the “Reporting Period”), the Fund outperformed the Index by 272 basis points(bps) with a total return of 3.24% versus the 0.52% returned by the Index. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
The primary driver of outperformance was asset allocation as the portfolio maintained a higher credit allocation than the Index, with a roughly sixty-five percent weighting to credit risk sectors compared to approximately thirty percent in the Index. This contributed positively to performance as credit spreads tightened materially during the Reporting Period. The Fund maintained a slightly shorter duration position than the Index.
The Fund’s best-performing sectors were collateralized loan obligations (CLOs) and bank loans as spreads tightened and the floating-rate nature of these sectors insulated them from rising rates. The shorter duration structured credit sectors commercial MBS, non-Agency MBS, and asset backed securities also outperformed the Index as they were less negatively impacted by the rise in U.S. Treasury yields. Agency MBS naturally experienced some duration-related price declines during the period and was subsequently the worst performing sector in the portfolio.
The Fund did not invest in derivatives during the Reporting Period.
Every credit sector within the portfolio generated a positive return. The top positive contributor to the Fund’s performance on an absolute basis during the Reporting Period was CLOs. Agency MBS was the only detractor from performance on an absolute basis during the Reporting Period.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF
Performance Summary (Unaudited)
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg U.S. Aggregate 1-3 Year Index	Net Asset Value	Market Value	Bloomberg U.S. Aggregate 1-3 Year Index
ONE YEAR	3.24%	3.23%	0.52%	3.24%	3.23%	0.52%
FIVE YEARS	6.98%	6.93%	5.50%	1.36%	1.35%	1.08%
SINCE INCEPTION(1)	9.80%	9.88%	6.80%	1.30%	1.31%	0.92%
(1)	For the period April 13, 2016 to June 30, 2023. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (04/13/16, 04/14/16, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Line graph is based on cumulative total return.
The total expense ratio for SPDR DoubleLine Short Duration Total Return Tactical ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.45%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2023

Description	% of Net Assets
U.S. Treasury Bill 5.07% 8/10/2023	11.7%
U.S. Treasury Notes 4.25% 10/15/2025	9.3
U.S. Treasury Notes 3.00% 7/15/2025	3.8
U.S. Treasury Bill 4.85% 7/25/2023	2.9
Citigroup Mortgage Loan Trust, Inc. CMO 4.29% 7/25/2037	1.9
TOTAL	29.6%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Portfolio Composition as of June 30, 2023

% of Net Assets
U.S. Treasury Obligations	27.7%
Asset-Backed Securities	25.4
Corporate Bonds & Notes	15.2
Mortgage-Backed Securities	9.5
U.S. Government Agency Obligations	6.4
Commercial Mortgage Backed Securities	6.1
Senior Floating Rate Loans	5.6
Foreign Government Obligations	0.6
Short-Term Investment	3.0
Other Assets in Excess of Liabilities	0.5
TOTAL	100.0%
(The Fund's portfolio composition is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR DoubleLine Total Return Tactical ETF
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR DoubleLine Total Return Tactical ETF (the “Fund”) seeks to maximize total return. The Fund’s benchmark is the Bloomberg U.S. Aggregate Bond Index (the “Index”).
For the 12-month period ended June 30, 2023 (the “Reporting Period”), the Fund outperformed the Index by 143 basis points(bps), with a total return 0.49% versus the  –0.94% returned by the Index. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
The primary drivers of Fund performance were asset allocation and duration positioning. The Fund maintained a roughly forty-eight percent weighting to credit risk sectors compared to approximately thirty percent in the Index, which contributed positively to outperformance as credit spreads tightened materially over the Reporting Period. In terms of duration positioning, the Fund maintained a slightly shorter duration than the Index, which bolstered relative performance as U.S. Treasury yields rose significantly during the Reporting Period.
Speaking broadly, shorter duration credit sectors tended to outperform longer duration sectors due to the sharp rise in U.S. Treasury yields. The Fund’s best-performing sector was high-yield corporates as the perceived risk of defaults fell during the period and equity markets rallied, causing spread tightening. Collateralized loan obligations (CLOs) and bank loans also performed well as spreads tightened and the floating-rate nature of these sectors insulated them from rising rates. The Agency MBS and U.S. Treasurys in the Fund naturally experienced some duration-related price declines and were subsequently the worst performing sectors over the period.
The Fund did not invest in derivatives during the Reporting Period.
Every credit sector in the portfolio generated a positive return. The top contributors to the Fund’s outperformance during the Reporting Period were the shorter duration credit sectors non-Agency MBS, high yield corporates, and bank loans. The only detractors from the Fund’s performance during the Reporting Period were U.S. Treasurys and Agency MBS.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR DoubleLine Total Return Tactical ETF
Performance Summary (Unaudited)
Performance as of June 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg U.S. Aggregate Bond Index	Net Asset Value	Market Value	Bloomberg U.S. Aggregate Bond Index
ONE YEAR	0.49%	0.88%	(0.94)%	0.49%	0.88%	(0.94)%
FIVE YEARS	1.42%	1.70%	3.89%	0.28%	0.34%	0.77%
SINCE INCEPTION(1)	6.84%	7.12%	8.35%	0.80%	0.83%	0.97%
(1)	For the period February 23, 2015 to June 30, 2023. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (02/23/15, 02/24/15, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR DoubleLine Total Return Tactical ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.55%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR DoubleLine Total Return Tactical ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2023

Description	% of Net Assets
U.S. Treasury Bonds 3.63% 2/15/2053	11.2%
U.S. Treasury Bonds 3.63% 5/15/2053	5.3
U.S. Treasury Notes 3.38% 5/15/2033	2.4
Federal National Mortgage Association REMICS 3.00% 1/25/2043	1.0
Federal Home Loan Mortgage Corp. REMICS CMO, REMIC 4.00% 7/15/2044	0.9
TOTAL	20.8%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of June 30, 2023

% of Net Assets
U.S. Government Agency Obligations	31.7%
U.S. Treasury Obligations	23.6
Mortgage-Backed Securities	13.7
Asset-Backed Securities	11.7
Commercial Mortgage Backed Securities	3.2
Banks	2.2
Electric	1.0
Pipelines	0.7
Retail	0.7
Oil & Gas	0.7
Telecommunications	0.6
Diversified Financial Services	0.5
Commercial Services	0.5
Insurance	0.5
Health Care Services	0.5
Real Estate Investment Trusts	0.5
Media	0.5
Pharmaceuticals	0.5
Software	0.4
Foreign Government Obligations	0.4
Internet	0.4
Entertainment	0.3
Chemicals	0.3
Food	0.3
Semiconductors	0.2
Beverages	0.2
Auto Manufacturers	0.2
Aerospace & Defense	0.2
Mining	0.2
Transportation	0.2
Packaging & Containers	0.2
Leisure Time	0.2
Biotechnology	0.1
Agriculture	0.1
Computers	0.1
Construction Materials	0.1
Lodging	0.1
Airlines	0.1
Engineering & Construction	0.1
Advertising	0.1
Water	0.1
Oil & Gas Services	0.1
Electronics	0.1
Auto Parts & Equipment	0.1
Forest Products & Paper	0.1
Environmental Control	0.1
Machinery-Diversified	0.1
Home Builders	0.1
Household Products	0.1
See accompanying notes to financial statements.

SPDR DoubleLine Total Return Tactical ETF
Portfolio Statistics (Unaudited)  (continued)

% of Net Assets
Trucking & Leasing	0.1%
Health Care Products	0.0*
Investment Company Security	0.0*
Household Products & Wares	0.0*
Metal Fabricate & Hardware	0.0*
Distribution & Wholesale	0.0*
Iron/Steel	0.0*
Housewares	0.0*
Holding Companies-Diversified	0.0*
Miscellaneous Manufacturer	0.0*
Energy-Alternate Sources	0.0*
Coal	0.0*
Machinery, Construction & Mining	0.0*
Electrical Components & Equipment	0.0*
Home Furnishings	0.0*
Real Estate	0.0*
Short-Term Investment	1.0
Other Assets in Excess of Liabilities	0.2
TOTAL	100.0%

*	Amount shown represents less than 0.05% of net assets.
(The Fund's portfolio composition is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR SSGA MULTI-ASSET REAL RETURN ETF
SCHEDULE OF INVESTMENTS
June 30, 2023

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 95.9%
COMMODITIES — 19.4%
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	7,633,585	$ 103,854,924
DOMESTIC EQUITY — 6.0%
The Energy Select Sector SPDR Fund (a)(b)	395,864	32,132,281
INFLATION LINKED — 7.3%
SPDR Bloomberg 1-10 Year TIPS ETF (a)	2,108,232	38,917,963
INTERNATIONAL EQUITY — 25.3%
SPDR S&P Global Infrastructure ETF (a)	2,501,429	133,501,265
VanEck Agribusiness ETF (b)	16,145	1,319,531
		134,820,796
INTERNATIONAL FIXED INCOME — 2.6%
SPDR FTSE International Government Inflation-Protected Bond ETF (a)	327,586	13,679,991
NATURAL RESOURCES — 32.8%
SPDR Gold MiniShares Trust (a)	276,756	10,541,636
SPDR S&P Global Natural Resources ETF (a)(b)	2,741,886	147,815,074
SPDR S&P Metals & Mining ETF (a)(b)	332,119	16,878,288
		175,234,998
REAL ESTATE — 2.5%
SPDR Dow Jones International Real Estate ETF (a)(b)	106,095	2,627,973
SPDR Dow Jones REIT ETF REIT (a)(b)	118,899	10,753,226
		13,381,199
TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $551,256,420)		512,022,152
Security Description	Shares	Value
SHORT-TERM INVESTMENTS — 10.2%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 5.07% (c)(d)	21,584,135	$ 21,584,135
State Street Navigator Securities Lending Portfolio II (e)(f)	32,724,798	32,724,798
TOTAL SHORT-TERM INVESTMENTS (Cost $54,308,933)		$ 54,308,933
TOTAL INVESTMENTS — 106.1% (Cost $605,565,353)		566,331,085
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.1)%		(32,697,649)
NET ASSETS — 100.0%		$ 533,633,436
The Fund invests in other funds and financial statements of underlying funds can be found at www.sec.gov.

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(b)	All or a portion of the shares of the security are on loan at June 30, 2023.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2023.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products	$512,022,152	$—	$—	$512,022,152
Short-Term Investments	54,308,933	—	—	54,308,933
TOTAL INVESTMENTS	$566,331,085	$—	$—	$566,331,085
See accompanying notes to financial statements.

SPDR SSGA MULTI-ASSET REAL RETURN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Affiliate Table
	Number of Shares Held at 6/30/22	Value at 6/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/23	Value at 6/30/23	Dividend Income
SPDR Bloomberg 1-10 Year TIPS ETF	2,036,829	$ 39,636,692	$ 49,527,671	$ 47,868,832	$(2,780,809)	$ 403,241	2,108,232	$ 38,917,963	$ 1,937,053
SPDR Dow Jones International Real Estate ETF	90,476	2,553,233	1,583,278	1,197,822	(6,866)	(303,850)	106,095	2,627,973	136,943
SPDR Dow Jones REIT ETF	369,583	35,139,952	10,137,022	33,367,130	(4,715,237)	3,558,619	118,899	10,753,226	541,244
SPDR FTSE International Government Inflation-Protected Bond ETF	55,737	2,521,542	22,815,619	10,964,547	(623,060)	(69,563)	327,586	13,679,991	672,703
SPDR Gold MiniShares Trust	—	—	12,139,296	1,583,434	85,700	(99,926)	276,756	10,541,636	—
SPDR S&P Global Infrastructure ETF	2,215,734	118,408,825	86,872,866	73,472,279	764,947	926,906	2,501,429	133,501,265	4,497,546
SPDR S&P Global Natural Resources ETF	2,278,511	118,687,638	93,577,929	68,137,211	1,679,122	2,007,596	2,741,886	147,815,074	6,205,094
SPDR S&P Metals & Mining ETF	293,310	12,729,654	11,979,503	10,492,617	992,882	1,668,866	332,119	16,878,288	299,223
State Street Institutional U.S. Government Money Market Fund, Class G Shares	8,773,651	8,773,651	75,446,529	62,636,045	—	—	21,584,135	21,584,135	933,845
State Street Navigator Securities Lending Portfolio II	48,571,637	48,571,637	1,020,126,667	1,035,973,506	—	—	32,724,798	32,724,798	199,469
The Energy Select Sector SPDR Fund	271,581	19,420,757	29,077,978	18,971,643	3,343,262	(738,073)	395,864	32,132,281	1,190,855
Total		$406,443,581	$1,413,284,358	$1,364,665,066	$(1,260,059)	$7,353,816		$461,156,630	$16,613,975
See accompanying notes to financial statements.

SPDR SSGA INCOME ALLOCATION ETF
SCHEDULE OF INVESTMENTS
June 30, 2023

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 98.8%
DOMESTIC EQUITY — 26.3%
Invesco KBW Premium Yield Equity REIT ETF	78,526	$ 1,410,327
iShares Mortgage Real Estate ETF (a)	127,025	2,997,790
Schwab U.S. Dividend Equity ETF (a)	69,677	5,059,944
SPDR ICE Preferred Securities ETF (b)	127,166	4,256,246
SPDR Portfolio S&P 500 High Dividend ETF (a)(b)	134,956	5,004,168
		18,728,475
DOMESTIC FIXED INCOME — 40.4%
SPDR Blackstone Senior Loan ETF (a)(b)	173,309	7,256,448
SPDR Bloomberg Convertible Securities ETF (a)(b)	52,305	3,658,735
SPDR Bloomberg High Yield Bond ETF (a)(b)	93,779	8,630,481
SPDR Portfolio Long Term Treasury ETF (b)	307,978	9,208,542
		28,754,206
INTERNATIONAL EQUITY — 16.0%
SPDR S&P Global Infrastructure ETF (a)(b)	107,500	5,737,275
SPDR S&P International Dividend ETF (b)	163,925	5,637,381
		11,374,656
INTERNATIONAL FIXED INCOME — 14.1%
SPDR Bloomberg Emerging Markets Local Bond ETF (a)(b)	406,911	8,610,237
SPDR Bloomberg International Corporate Bond ETF (b)	50,932	1,445,450
		10,055,687
REAL ESTATE — 2.0%
SPDR Dow Jones REIT ETF REIT (a)(b)	15,848	1,433,293
TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $76,093,340)		70,346,317
Security Description	Shares	Value
SHORT-TERM INVESTMENTS — 9.6%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 5.07% (c)(d)	814,508	$ 814,508
State Street Navigator Securities Lending Portfolio II (e)(f)	5,978,695	5,978,695
TOTAL SHORT-TERM INVESTMENTS (Cost $6,793,203)		$ 6,793,203
TOTAL INVESTMENTS — 108.4% (Cost $82,886,543)		77,139,520
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.4)%		(5,965,973)
NET ASSETS — 100.0%		$ 71,173,547
The Fund invests in other funds and financial statements of underlying funds can be found at www.sec.gov.

(a)	All or a portion of the shares of the security are on loan at June 30, 2023.
(b)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2023.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

See accompanying notes to financial statements.

SPDR SSGA INCOME ALLOCATION ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products	$70,346,317	$—	$—	$70,346,317
Short-Term Investments	6,793,203	—	—	6,793,203
TOTAL INVESTMENTS	$77,139,520	$—	$—	$77,139,520

Affiliate Table
	Number of Shares Held at 6/30/22	Value at 6/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/23	Value at 6/30/23	Dividend Income
SPDR Blackstone Senior Loan ETF	478,391	$ 19,920,201	$ 5,923,945	$ 18,433,189	$(1,708,631)	$1,554,122	173,309	$ 7,256,448	$ 917,371
SPDR Bloomberg 1-10 Year TIPS ETF	—	—	2,813,734	2,856,252	42,518	—	—	—	11,361
SPDR Bloomberg Convertible Securities ETF	44,018	2,841,802	2,665,982	2,187,797	74,672	264,076	52,305	3,658,735	68,263
SPDR Bloomberg Emerging Markets Local Bond ETF	471,277	9,637,615	4,754,808	6,392,213	(429,252)	1,039,279	406,911	8,610,237	494,846
SPDR Bloomberg High Yield Bond ETF	20,953	1,900,647	16,220,340	9,120,761	(638,157)	268,412	93,779	8,630,481	391,946
SPDR Bloomberg International Corporate Bond ETF	—	—	4,684,464	3,340,856	67,972	33,870	50,932	1,445,450	21,083
SPDR Dow Jones REIT ETF	—	—	2,023,971	672,712	29,807	52,227	15,848	1,433,293	24,355
SPDR ICE Preferred Securities ETF	135,451	4,855,918	2,973,534	3,372,545	(176,705)	(23,956)	127,166	4,256,246	281,416
SPDR Portfolio Long Term Corporate Bond ETF	99,847	2,405,314	3,723,704	6,154,027	(503,367)	528,376	—	—	40,580
SPDR Portfolio Long Term Treasury ETF	410,560	13,577,219	9,512,638	12,841,104	(2,348,299)	1,308,088	307,978	9,208,542	291,437
SPDR Portfolio S&P 500 High Dividend ETF	309,596	12,355,976	12,401,643	19,703,284	(221,086)	170,919	134,956	5,004,168	248,089
SPDR S&P Global Infrastructure ETF	144,598	7,727,317	2,613,570	4,627,753	35,961	(11,820)	107,500	5,737,275	194,983
SPDR S&P International Dividend ETF	250,835	8,606,149	13,337,225	16,354,433	(653,518)	701,958	163,925	5,637,381	449,382
State Street Institutional U.S. Government Money Market Fund, Class G Shares	3,843,857	3,843,857	17,748,752	20,778,101	—	—	814,508	814,508	99,549
State Street Navigator Securities Lending Portfolio II	30,179,720	30,179,720	202,088,941	226,289,966	—	—	5,978,695	5,978,695	241,690
Total		$117,851,735	$303,487,251	$353,124,993	$(6,428,085)	$5,885,551		$67,671,459	$3,776,351
See accompanying notes to financial statements.

SPDR SSGA GLOBAL ALLOCATION ETF
SCHEDULE OF INVESTMENTS
June 30, 2023

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 95.4%
DOMESTIC EQUITY — 37.9%
SPDR Gold Shares (a)(b)	37,649	$ 6,711,687
SPDR Portfolio S&P 600 Small Cap ETF (a)(c)	148,000	5,748,320
SPDR S&P 500 ETF Trust (a)	125,343	55,562,045
SPDR S&P MidCap 400 ETF Trust (a)(c)	9,792	4,689,487
The Consumer Discretionary Select Sector SPDR Fund (a)(c)	28,532	4,845,019
The Health Care Select Sector SPDR Fund (a)(c)	35,191	4,670,901
The Industrial Select Sector SPDR Fund (a)(c)	44,587	4,785,077
		87,012,536
DOMESTIC FIXED INCOME — 13.5%
SPDR Blackstone Senior Loan ETF (a)(c)	83,240	3,485,259
SPDR Bloomberg High Yield Bond ETF (a)	50,020	4,603,341
SPDR Bloomberg International Treasury Bond ETF (a)	507,878	11,452,649
SPDR Portfolio Aggregate Bond ETF (a)(c)	270,297	6,857,435
SPDR Portfolio Long Term Treasury ETF (a)	154,046	4,605,975
		31,004,659
INFLATION LINKED — 5.9%
SPDR Bloomberg 1-10 Year TIPS ETF (a)	740,764	13,674,503
INTERNATIONAL EQUITY — 32.1%
SPDR Portfolio Developed World ex-U.S. ETF (a)(c)	1,116,902	36,343,991
SPDR Portfolio Emerging Markets ETF (a)(c)	462,602	15,904,257
SPDR Portfolio Europe ETF (a)(c)	384,632	14,812,178
SPDR S&P International Small Cap ETF (a)	220,444	6,725,747
		73,786,173
INTERNATIONAL FIXED INCOME — 6.0%
SPDR Bloomberg Emerging Markets Local Bond ETF (a)(c)	325,324	6,883,856
Security Description	Shares	Value
SPDR Bloomberg International Corporate Bond ETF (a)	244,384	$ 6,935,618
		13,819,474
TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $203,551,395)		219,297,345
SHORT-TERM INVESTMENTS — 22.5%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 5.07% (d)(e)	10,331,839	$ 10,331,839
State Street Navigator Securities Lending Portfolio II (f)(g)	41,508,999	41,508,999
TOTAL SHORT-TERM INVESTMENTS (Cost $51,840,838)		$ 51,840,838
TOTAL INVESTMENTS — 117.9% (Cost $255,392,233)		271,138,183
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.9)%		(41,247,642)
NET ASSETS — 100.0%		$ 229,890,541
The Fund invests in other funds and financial statements of underlying funds can be found at www.sec.gov.

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(b)	Non-income producing security.
(c)	All or a portion of the shares of the security are on loan at June 30, 2023.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2023.
(f)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(g)	Investment of cash collateral for securities loaned.

See accompanying notes to financial statements.

SPDR SSGA GLOBAL ALLOCATION ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products	$219,297,345	$—	$—	$219,297,345
Short-Term Investments	51,840,838	—	—	51,840,838
TOTAL INVESTMENTS	$271,138,183	$—	$—	$271,138,183

Affiliate Table
	Number of Shares Held at 6/30/22	Value at 6/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/23	Value at 6/30/23	Dividend Income
SPDR Blackstone Senior Loan ETF	202,281	$ 8,422,981	$ 1,866,239	$ 6,735,689	$ (651,785)	$ 583,513	83,240	$ 3,485,259	$ 407,262
SPDR Bloomberg 1-10 Year TIPS ETF	867,998	16,891,241	5,031,078	7,353,195	(543,094)	(351,527)	740,764	13,674,503	692,589
SPDR Bloomberg Emerging Markets Local Bond ETF	296,971	6,073,057	2,230,347	1,852,153	(62,408)	495,013	325,324	6,883,856	342,022
SPDR Bloomberg High Yield Bond ETF	—	—	13,178,881	8,307,844	(230,235)	(37,461)	50,020	4,603,341	100,739
SPDR Bloomberg International Corporate Bond ETF	—	—	7,756,659	992,310	18,721	152,548	244,384	6,935,618	53,974
SPDR Bloomberg International Treasury Bond ETF	418,602	9,694,823	16,277,607	14,226,354	(1,353,525)	1,060,098	507,878	11,452,649	220,190
SPDR Dow Jones International Real Estate ETF	43,111	1,216,593	1,195,409	2,435,381	(191,018)	214,397	—	—	—
SPDR Dow Jones REIT ETF	42	3,993	1,173,554	1,225,766	48,140	79	—	—	—
SPDR Gold Shares	—	—	7,151,272	435,905	35,771	(39,451)	37,649	6,711,687	—
SPDR Portfolio Aggregate Bond ETF	231,832	6,108,773	52,892,458	51,904,926	(418,344)	179,474	270,297	6,857,435	277,436
SPDR Portfolio Developed World ex-US ETF	1,740,818	50,205,191	10,016,784	29,321,433	813,333	4,630,116	1,116,902	36,343,991	1,164,484
SPDR Portfolio Emerging Markets ETF	422,956	14,706,180	8,004,966	6,681,119	(844,505)	718,735	462,602	15,904,257	481,498
SPDR Portfolio Europe ETF	—	—	20,541,122	7,478,416	292,762	1,456,710	384,632	14,812,178	382,205
SPDR Portfolio Intermediate Term Treasury ETF	373,341	11,002,359	17,581,279	28,019,957	(489,592)	(74,089)	—	—	105,173
SPDR Portfolio Long Term Treasury ETF	443,258	14,658,542	14,593,435	23,180,613	(4,181,613)	2,716,224	154,046	4,605,975	233,472
SPDR Portfolio S&P 600 Small Cap ETF	374,403	13,471,020	11,650,400	19,471,214	(959,055)	1,057,169	148,000	5,748,320	91,140
SPDR S&P 500 ETF Trust	80,272	30,282,612	50,892,765	33,186,252	1,900,304	5,672,616	125,343	55,562,045	550,886
SPDR S&P International Small Cap ETF	254,837	7,372,435	1,604,178	2,682,029	(186,258)	617,421	220,444	6,725,747	197,137
SPDR S&P MidCap 400 ETF Trust	11,823	4,888,692	1,218,206	2,174,666	327,508	429,747	9,792	4,689,487	62,723
State Street Institutional U.S. Government Money Market Fund, Class G Shares	11,863,750	11,863,750	74,360,831	75,892,742	—	—	10,331,839	10,331,839	473,605
State Street Navigator Securities Lending Portfolio II	36,578,077	36,578,077	1,345,155,536	1,340,224,614	—	—	41,508,999	41,508,999	444,225
The Communication Services Select Sector SPDR Fund	—	—	4,554,242	4,914,440	360,198	—	—	—	—
The Consumer Discretionary Select Sector SPDR Fund	—	—	9,308,866	4,676,631	23,818	188,966	28,532	4,845,019	9,491
The Consumer Staples Select Sector SPDR Fund	—	—	5,288,710	5,021,372	(267,337)	—	—	—	33,701
The Energy Select Sector SPDR Fund	68,732	4,915,025	10,099,416	16,101,068	970,086	116,541	—	—	116,196
The Financial Select Sector SPDR Fund	—	—	10,520,289	10,687,099	166,810	—	—	—	72,696
The Health Care Select Sector SPDR Fund	—	—	11,798,164	6,924,848	(282,011)	79,596	35,191	4,670,901	18,992
The Industrial Select Sector SPDR Fund	—	—	4,943,447	419,722	3,855	257,497	44,587	4,785,077	35,946
The Materials Select Sector SPDR Fund	66,063	4,862,237	9,561,949	14,510,976	(729,578)	816,368	—	—	15,047
The Utilities Select Sector SPDR Fund	71,668	5,026,077	904,147	6,090,671	20,985	139,462	—	—	30,803
Total		$258,243,658	$1,731,352,236	$1,733,129,405	$(6,408,067)	$21,079,762		$271,138,183	$6,613,632
See accompanying notes to financial statements.

SPDR SSGA ULTRA SHORT TERM BOND ETF
SCHEDULE OF INVESTMENTS
June 30, 2023

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 61.2%
AEROSPACE & DEFENSE — 0.2%
Boeing Co. 1.43%, 2/4/2024	$ 1,000,000	$ 973,460
AGRICULTURE — 0.5%
Imperial Brands Finance PLC 3.13%, 7/26/2024 (a)	408,000	394,206
Philip Morris International, Inc. 5.13%, 11/15/2024	2,500,000	2,489,425
		2,883,631
AUTO MANUFACTURERS — 5.6%
American Honda Finance Corp. SOFR + 0.92%, 5.94%, 1/12/2026 (b)	2,915,000	2,907,100
Daimler Truck Finance North America LLC:
5.20%, 1/17/2025 (a)	1,500,000	1,487,160
SOFR + 0.60%, 5.69%, 12/14/2023 (a) (b)	1,000,000	998,740
SOFR + 0.75%, 5.84%, 12/13/2024 (a) (b)	1,000,000	997,030
Ford Motor Credit Co. LLC:
2.30%, 2/10/2025	1,680,000	1,569,087
4.38%, 8/6/2023	1,500,000	1,497,315
General Motors Financial Co., Inc.:
3.80%, 4/7/2025	2,000,000	1,929,180
5.40%, 4/6/2026	925,000	914,501
Hyundai Capital America 0.80%, 1/8/2024 (a)	1,000,000	973,400
Mercedes-Benz Finance North America LLC:
5.50%, 11/27/2024 (a)	5,000,000	4,990,850
SOFR + 0.93%, 6.02%, 3/30/2025 (a)	4,000,000	4,000,160
Nissan Motor Acceptance Co. LLC:
COR, 3.88%, 9/21/2023 (a)	2,326,000	2,311,044
3 Month USD LIBOR + 0.64%, 6.15%, 3/8/2024 (a) (b)	1,000,000	997,090
Nissan Motor Co. Ltd. 3.04%, 9/15/2023 (a)	2,000,000	1,986,080
Toyota Motor Credit Corp. SOFR + 0.56%, 5.57%, 1/10/2025 (b)	3,335,000	3,334,533
		30,893,270
BANKS — 13.9%
Bank of America Corp.:
Series MTN, 3 Month SOFR + 1.20%, 3.86%, 7/23/2024 (b)	5,000,000	4,993,500
Series MTN, SOFR + 0.73%, 5.79%, 10/24/2024 (b)	1,000,000	999,790
Security Description	Principal Amount	Value
Bank of Montreal SOFR + 0.35%, 5.44%, 12/8/2023 (b)	$ 1,755,000	$ 1,752,122
Barclays Bank PLC Series BKNT, 3.75%, 5/15/2024	2,000,000	1,960,940
Citigroup, Inc.:
SOFR + 0.69%, 0.78%, 10/30/2024 (b)	7,000,000	6,875,120
SOFR + 1.37%, 4.14%, 5/24/2025 (b)	1,500,000	1,473,630
Goldman Sachs Group, Inc.:
SOFR + 0.51%, 0.66%, 9/10/2024 (b)	5,000,000	4,942,500
SOFR + 0.49%, 5.54%, 10/21/2024 (b)	1,500,000	1,492,440
5.70%, 11/1/2024	5,000,000	4,993,950
HSBC Holdings PLC:
4.25%, 3/14/2024	1,000,000	985,420
SOFR + 0.58%, 5.67%, 11/22/2024 (b)	1,250,000	1,241,100
SOFR + 1.43%, 6.52%, 3/10/2026 (b)	1,000,000	1,005,110
JPMorgan Chase & Co. 3 Month SOFR + 0.58%, 0.97%, 6/23/2025 (b)	5,000,000	4,746,400
KeyBank NA:
4.15%, 8/8/2025	770,000	709,940
SOFR + 0.32%, 5.41%, 6/14/2024 (b)	1,000,000	971,010
Macquarie Group Ltd. SOFR + 0.71%, 5.74%, 10/14/2025 (a) (b)	1,000,000	990,990
Morgan Stanley:
Series GMTN, SOFR + 0.51%, 0.79%, 1/22/2025 (b)	1,500,000	1,453,665
SOFR + 1.16%, 3.62%, 4/17/2025 (b)	6,500,000	6,370,390
National Australia Bank Ltd. 1.39%, 1/12/2025 (a)	1,500,000	1,411,560
National Securities Clearing Corp. 5.15%, 5/30/2025 (a)	2,500,000	2,488,150
NatWest Markets PLC SOFR + 0.53%, 5.62%, 8/12/2024 (a) (b)	2,125,000	2,112,059
Royal Bank of Canada Series GMTN, SOFR + 0.53%, 5.57%, 1/20/2026 (b)	500,000	494,885
Sumitomo Mitsui Financial Group, Inc.:
3 Month USD LIBOR + 0.80%, 6.06%, 10/16/2023 (b)	1,000,000	1,000,410
3 Month USD LIBOR + 0.86%, 6.13%, 7/19/2023 (b)	2,000,000	2,000,120

See accompanying notes to financial statements.

SPDR SSGA ULTRA SHORT TERM BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
SOFR + 1.43%, 6.44%, 1/13/2026 (b)	$ 3,000,000	$ 3,015,510
Sumitomo Mitsui Trust Bank Ltd.:
0.80%, 9/16/2024 (a)	2,500,000	2,348,950
SOFR + 0.44%, 5.53%, 9/16/2024 (a) (b)	1,500,000	1,491,975
Toronto-Dominion Bank:
Series MTN, SOFR + 0.35%, 5.44%, 9/10/2024 (b)	1,515,000	1,508,652
SOFR + 0.91%, 6.00%, 3/8/2024 (b)	2,000,000	2,003,480
Truist Bank SOFR + 0.20%, 5.23%, 1/17/2024 (b)	1,000,000	990,300
UBS AG SOFR + 0.36%, 5.45%, 2/9/2024 (a) (b)	3,930,000	3,919,114
Wells Fargo & Co. Series MTN, 3 Month SOFR + 1.09%, 2.41%, 10/30/2025 (b)	4,500,000	4,287,555
		77,030,737
BEVERAGES — 0.2%
Constellation Brands, Inc. 5.00%, 2/2/2026	1,000,000	996,510
BIOTECHNOLOGY — 0.6%
Amgen, Inc. 5.51%, 3/2/2026	1,455,000	1,451,464
Royalty Pharma PLC 0.75%, 9/2/2023	2,000,000	1,980,940
		3,432,404
CHEMICALS — 0.8%
DuPont de Nemours, Inc. 3 Month USD LIBOR + 1.11%, 6.43%, 11/15/2023 (b)	1,000,000	1,002,190
LyondellBasell Industries NV 5.75%, 4/15/2024	2,000,000	1,995,760
Nutrien Ltd. 5.90%, 11/7/2024	830,000	830,456
Sherwin-Williams Co. 4.05%, 8/8/2024	875,000	860,869
		4,689,275
COMMERCIAL SERVICES — 0.1%
Cintas Corp. No. 2 3.45%, 5/1/2025	585,000	566,584
CONSTRUCTION MATERIALS — 0.6%
Vulcan Materials Co. 5.80%, 3/1/2026	3,330,000	3,328,901
Security Description	Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 3.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
Series 3NC1, 1.75%, 10/29/2024	$ 1,000,000	$ 939,430
SOFR + 0.68%, 5.77%, 9/29/2023 (b)	1,000,000	997,990
Air Lease Corp. 3.00%, 9/15/2023	1,500,000	1,489,110
Aircastle Ltd. 4.40%, 9/25/2023	4,281,000	4,258,867
Ally Financial, Inc. 1.45%, 10/2/2023	3,276,000	3,229,088
Charles Schwab Corp. 0.75%, 3/18/2024	5,000,000	4,823,250
Nasdaq, Inc. 5.65%, 6/28/2025	645,000	646,612
Synchrony Financial 4.25%, 8/15/2024	1,452,000	1,398,247
		17,782,594
ELECTRIC — 6.5%
CenterPoint Energy, Inc. SOFR + 0.65%, 5.74%, 5/13/2024 (b)	1,500,000	1,498,215
DTE Energy Co. 4.22%, 11/1/2024 (c)	1,250,000	1,223,050
Eversource Energy 4.20%, 6/27/2024	3,080,000	3,031,860
Jersey Central Power & Light Co. 4.70%, 4/1/2024 (a)	1,888,000	1,868,006
National Rural Utilities Cooperative Finance Corp. Series D, SOFR + 0.33%, 5.36%, 10/18/2024 (b)	2,500,000	2,495,675
NextEra Energy Capital Holdings, Inc.:
4.26%, 9/1/2024	1,250,000	1,229,162
SOFR + 0.40%, 5.48%, 11/3/2023 (b)	2,940,000	2,939,618
6.05%, 3/1/2025	875,000	880,101
SOFR + 1.02%, 6.11%, 3/21/2024 (b)	1,500,000	1,500,105
Pacific Gas & Electric Co. 3.85%, 11/15/2023	2,459,000	2,439,205
Southern California Edison Co.:
Series J, 0.70%, 8/1/2023	3,850,000	3,834,985
SOFR + 0.83%, 5.92%, 4/1/2024 (b)	640,000	639,194
Southwestern Public Service Co. 3.30%, 6/15/2024	6,982,000	6,823,159
Tampa Electric Co. 3.88%, 7/12/2024	1,670,000	1,640,725

See accompanying notes to financial statements.

SPDR SSGA ULTRA SHORT TERM BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Virginia Electric & Power Co. 3.45%, 2/15/2024	$ 4,015,000	$ 3,952,125
		35,995,185
ELECTRONICS — 0.4%
Arrow Electronics, Inc. 6.13%, 3/1/2026	2,500,000	2,493,775
ENTERTAINMENT — 0.8%
Warnermedia Holdings, Inc.:
3.53%, 3/15/2024	2,000,000	1,961,620
3.64%, 3/15/2025	1,000,000	964,720
6.41%, 3/15/2026	1,630,000	1,631,190
		4,557,530
FOREST PRODUCTS & PAPER — 0.7%
Georgia-Pacific LLC 0.63%, 5/15/2024 (a)	4,000,000	3,836,880
HAND & MACHINE TOOLS — 0.5%
Stanley Black & Decker, Inc. 6.27%, 3/6/2026	2,500,000	2,522,200
HEALTH CARE PRODUCTS — 0.6%
GE HealthCare Technologies, Inc. 5.55%, 11/15/2024	1,000,000	995,210
Revvity, Inc. 0.85%, 9/15/2024	1,000,000	941,040
Thermo Fisher Scientific, Inc. SOFR + 0.53%, 5.56%, 10/18/2024 (b)	1,135,000	1,134,013
		3,070,263
HEALTH CARE SERVICES — 0.4%
Roche Holdings, Inc. SOFR + 0.33%, 5.42%, 9/11/2023 (a) (b)	2,000,000	2,000,020
HOUSEHOLD PRODUCTS — 0.2%
Kenvue, Inc. 5.50%, 3/22/2025 (a)	1,040,000	1,042,725
INSURANCE — 1.6%
Athene Global Funding SOFR + 0.70%, 5.79%, 5/24/2024 (a) (b)	1,000,000	989,970
Corebridge Global Funding 5.75%, 7/2/2026 (a)	2,500,000	2,492,025
Pacific Life Global Funding II SOFR + 0.62%, 5.71%, 6/4/2026 (a) (b)	4,168,000	4,044,127
Pricoa Global Funding I 2.40%, 9/23/2024 (a)	1,500,000	1,435,305
		8,961,427
INVESTMENT COMPANY SECURITY — 1.4%
Blackstone Private Credit Fund 2.35%, 11/22/2024	1,000,000	935,070
Security Description	Principal Amount	Value
Blackstone Secured Lending Fund 3.65%, 7/14/2023	$ 7,088,000	$ 7,071,343
		8,006,413
IT SERVICES — 0.3%
Apple, Inc. 4.42%, 5/8/2026	1,785,000	1,776,914
LODGING — 0.3%
Hyatt Hotels Corp. 1.30%, 10/1/2023	1,530,000	1,512,482
MACHINERY, CONSTRUCTION & MINING — 0.5%
Caterpillar Financial Services Corp. 4.80%, 1/6/2026	2,500,000	2,494,250
MACHINERY-DIVERSIFIED — 1.6%
John Deere Capital Corp.:
3.40%, 6/6/2025	1,390,000	1,346,284
4.05%, 9/8/2025	2,000,000	1,957,020
4.80%, 1/9/2026	3,335,000	3,323,928
Series MTN, SOFR + 0.20%, 5.20%, 10/11/2024 (b)	1,500,000	1,497,120
Rockwell Automation, Inc. 0.35%, 8/15/2023	1,000,000	994,240
		9,118,592
MEDIA — 0.2%
Discovery Communications LLC 3.80%, 3/13/2024	1,117,000	1,099,552
MINING — 2.2%
BHP Billiton Finance USA Ltd. 4.88%, 2/27/2026	2,500,000	2,487,100
Glencore Funding LLC 4.13%, 3/12/2024 (a)	5,000,000	4,937,900
Kinross Gold Corp. 5.95%, 3/15/2024	4,938,000	4,924,667
		12,349,667
MISCELLANEOUS MANUFACTURER — 3.1%
Carlisle Cos., Inc. 0.55%, 9/1/2023	575,000	570,297
Parker-Hannifin Corp. 3.65%, 6/15/2024	11,000,000	10,781,540
Siemens Financieringsmaatschappij NV:
0.65%, 3/11/2024 (a)	5,000,000	4,830,400
SOFR + 0.43%, 5.52%, 3/11/2024 (a) (b)	1,000,000	1,000,420
		17,182,657
OIL & GAS — 1.1%
Chevron USA, Inc. 3.90%, 11/15/2024	1,000,000	982,710
Continental Resources, Inc. 2.27%, 11/15/2026 (a)	750,000	666,960

See accompanying notes to financial statements.

SPDR SSGA ULTRA SHORT TERM BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Occidental Petroleum Corp. 6.95%, 7/1/2024	$ 2,500,000	$ 2,524,250
Pioneer Natural Resources Co. 5.10%, 3/29/2026	795,000	790,771
Shell International Finance BV 3 Month USD LIBOR + 0.40%, 5.72%, 11/13/2023 (b)	1,000,000	1,001,020
		5,965,711
PACKAGING & CONTAINERS — 0.4%
Graphic Packaging International LLC 0.82%, 4/15/2024 (a)	1,000,000	960,600
Sonoco Products Co. 1.80%, 2/1/2025	1,470,000	1,380,815
		2,341,415
PHARMACEUTICALS — 3.6%
Astrazeneca Finance LLC 0.70%, 5/28/2024	2,000,000	1,915,420
Bayer U.S. Finance II LLC 3 Month USD LIBOR + 1.01%, 6.56%, 12/15/2023 (a) (b)	1,500,000	1,500,120
Bristol-Myers Squibb Co. 0.54%, 11/13/2023	1,640,000	1,610,644
Cigna Group:
5.69%, 3/15/2026	5,000,000	5,006,050
3 Month USD LIBOR + 0.89%, 6.15%, 7/15/2023 (b)	1,000,000	999,840
Eli Lilly & Co. 5.00%, 2/27/2026	1,555,000	1,557,083
Mylan, Inc. 4.20%, 11/29/2023	2,000,000	1,985,980
Pfizer Investment Enterprises Pte. Ltd. 4.65%, 5/19/2025	2,240,000	2,219,549
Shire Acquisitions Investments Ireland DAC 2.88%, 9/23/2023	2,000,000	1,985,860
Viatris, Inc. 1.65%, 6/22/2025	1,500,000	1,380,825
		20,161,371
PIPELINES — 1.5%
Enbridge, Inc.:
0.55%, 10/4/2023	1,000,000	986,690
5.97%, 3/8/2026	1,820,000	1,822,748
Plains All American Pipeline LP/PAA Finance Corp. 3.85%, 10/15/2023	2,395,000	2,379,720
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	1,000,000	996,660
Security Description	Principal Amount	Value
Williams Cos., Inc. 4.55%, 6/24/2024	$ 2,000,000	$ 1,973,300
		8,159,118
REAL ESTATE INVESTMENT TRUSTS — 1.1%
Omega Healthcare Investors, Inc. 4.38%, 8/1/2023	5,000,000	4,978,350
Realty Income Corp. 5.05%, 1/13/2026	1,115,000	1,106,671
		6,085,021
RETAIL — 0.7%
7-Eleven, Inc. 0.80%, 2/10/2024 (a)	2,000,000	1,937,780
Dollar General Corp. 4.25%, 9/20/2024	1,090,000	1,069,552
Genuine Parts Co. 1.75%, 2/1/2025	660,000	618,169
		3,625,501
SEMICONDUCTORS — 0.2%
Intel Corp. 4.88%, 2/10/2026	565,000	563,508
NXP BV/NXP Funding LLC 4.88%, 3/1/2024	750,000	743,910
		1,307,418
SOFTWARE — 2.2%
Activision Blizzard, Inc. 3.40%, 9/15/2026	2,250,000	2,143,935
Take-Two Interactive Software, Inc. 3.30%, 3/28/2024	10,000,000	9,817,800
		11,961,735
TELECOMMUNICATIONS — 2.0%
AT&T, Inc.:
0.90%, 3/25/2024	1,500,000	1,448,610
5.54%, 2/20/2026	1,000,000	1,000,220
NTT Finance Corp. 0.58%, 3/1/2024 (a)	2,000,000	1,930,440
Sprint LLC 7.88%, 9/15/2023	5,000,000	5,015,150
Verizon Communications, Inc. SOFR + 0.50%, 5.59%, 3/22/2024 (b)	1,500,000	1,496,640
		10,891,060
TRANSPORTATION — 0.4%
Canadian Pacific Railway Co. 1.35%, 12/2/2024	1,000,000	940,090
JB Hunt Transport Services, Inc. 3.85%, 3/15/2024	1,281,000	1,262,951
		2,203,041

See accompanying notes to financial statements.

SPDR SSGA ULTRA SHORT TERM BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
TRUCKING & LEASING — 1.0%
GATX Corp. 4.35%, 2/15/2024	$ 5,414,000	$ 5,349,736
TOTAL CORPORATE BONDS & NOTES (Cost $341,316,043)		338,649,025
ASSET-BACKED SECURITIES — 5.6%
ASSET-BACKED - OTHER — 3.0%
Ford Credit Floorplan Master Owner Trust A:
Series 2019-4, Class A, 2.44%, 9/15/2026	8,000,000	7,677,432
Series 2020-1, Class A2, 1 Month USD LIBOR + 0.50%, 5.69%, 9/15/2025 (b)	8,780,000	8,780,820
		16,458,252
AUTOMOBILE — 0.9%
Nissan Auto Lease Trust Series 2023-A, Class A3, 4.91%, 1/15/2026	5,000,000	4,944,223
CREDIT CARD — 1.7%
Master Credit Card Trust Series 2021-1A, Class A, 0.53%, 11/21/2025 (a)	10,000,000	9,528,026
TOTAL ASSET-BACKED SECURITIES (Cost $30,940,000)		30,930,501
U.S. TREASURY OBLIGATIONS — 19.4%
U.S. Treasury Bill:
4.85%, 7/25/2023	60,000,000	59,816,667
5.23%, 7/13/2023	20,000,000	19,972,187
U.S. Treasury Notes 0.25%, 9/30/2023 (Cost $27,978,956)	27,995,200	27,657,289
TOTAL U.S. TREASURY OBLIGATIONS (Cost $107,748,093)		107,446,143
MORTGAGE-BACKED SECURITIES — 2.1%
BHMS Mortgage Trust Series 2018-ATLS, Class A, 1 Month USD LIBOR + 1.25%, 6.44%, 7/15/2035 (a) (b)	2,870,000	2,810,150
BX Commercial Mortgage Trust Series 2019-XL, Class A, 1 Month USD Term LIBOR + 1.03%, 6.18%, 10/15/2036 (a) (b)	1,388,480	1,379,279
Security Description	Principal Amount	Value
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class A, 1 Month USD LIBOR + 0.98%, 6.17%, 5/15/2036 (a) (b)	$ 7,331,759	$ 7,284,648
TOTAL MORTGAGE-BACKED SECURITIES (Cost $11,556,993)		11,474,077
COMMERCIAL MORTGAGE BACKED SECURITIES — 2.2%
BPR Trust Series 2022-OANA, Class A, 1 Month USD Term LIBOR + 1.90%, 7.05%, 4/15/2037 (a) (b)	1,800,000	1,752,475
BX Mortgage Trust Series 2021-PAC, Class B, 1 Month USD LIBOR + 0.90%, 6.09%, 10/15/2036 (a) (b)	2,500,000	2,401,118
Cold Storage Trust:
Series 2020-ICE5, Class A, 1 Month USD LIBOR + 0.90%, 6.09%, 11/15/2037 (a) (b)	3,178,991	3,122,643
Series 2020-ICE5, Class B, 1 Month USD LIBOR + 1.30%, 6.49%, 11/15/2037 (a) (b)	4,914,953	4,826,119
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $12,335,087)		12,102,355
	Shares
SHORT-TERM INVESTMENT — 9.0%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 5.07% (d) (e) (Cost $49,808,408)	49,808,408	49,808,408
TOTAL INVESTMENTS — 99.5% (Cost $553,704,624)		550,410,509
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		2,959,762
NET ASSETS — 100.0%		$ 553,370,271

See accompanying notes to financial statements.

SPDR SSGA ULTRA SHORT TERM BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 18.5% of net assets as of June 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	Step-up bond - Coupon rate increases in increments to maturity. Rate shown as of June 30, 2023. Maturity date shown is the final maturity.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2023.
BKNT	Bank Notes
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
SOFR	Secured Overnight Financing Rate
See accompanying notes to financial statements.

SPDR SSGA ULTRA SHORT TERM BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

At June 30, 2023, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Yr. U.S. Treasury Note Futures (long)	82	09/29/2023	$16,885,289	$16,673,908	$ (211,381)
5 Yr. U.S. Treasury Note Futures (long)	76	09/29/2023	8,223,138	8,139,125	(84,013)
					$(295,394)

During the period ended June 30, 2023, average notional value related to long futures contracts was $5,546,238 and short futures contracts was $38,454,457.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$338,649,025	$—	$338,649,025
Asset-Backed Securities	—	30,930,501	—	30,930,501
U.S. Treasury Obligations	—	107,446,143	—	107,446,143
Mortgage-Backed Securities	—	11,474,077	—	11,474,077
Commercial Mortgage Backed Securities	—	12,102,355	—	12,102,355
Short-Term Investment	49,808,408	—	—	49,808,408
TOTAL INVESTMENTS	$49,808,408	$500,602,101	$—	$550,410,509
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts - Unrealized Depreciation	$ (295,394)	$ —	$—	$ (295,394)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (295,394)	$ —	$—	$ (295,394)

Affiliate Table
	Number of Shares Held at 6/30/22	Value at 6/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/23	Value at 6/30/23	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	29,493,611	$29,493,611	$575,672,381	$555,357,584	$—	$—	49,808,408	$49,808,408	$1,091,063
See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS
June 30, 2023

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 62.9%
AUSTRALIA — 0.9%
FMG Resources August 2006 Pty. Ltd.:
4.50%, 9/15/2027 (a)	$ 30,000	$ 28,078
5.88%, 4/15/2030 (a)	6,000	5,718
6.13%, 4/15/2032 (a)	33,000	31,367
Infrabuild Australia Pty. Ltd. 12.00%, 10/1/2024 (a)	12,000	11,702
Mineral Resources Ltd.:
8.13%, 5/1/2027 (a)	29,000	29,050
8.50%, 5/1/2030 (a)	26,000	26,263
Northern Star Resources Ltd. 6.13%, 4/11/2033 (a)	126,000	122,195
		254,373
BRAZIL — 0.4%
MercadoLibre, Inc. 2.00%, 8/15/2028	3,000	8,209
Petrobras Global Finance BV 6.50%, 7/3/2033	105,000	102,747
		110,956
CANADA — 2.8%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP 8.75%, 7/15/2026 (a)	8,000	7,699
Bombardier, Inc.:
6.00%, 2/15/2028 (a)	31,000	29,301
7.50%, 3/15/2025 (a)	12,000	12,031
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC:
4.88%, 2/15/2030 (a)	17,000	13,468
6.25%, 9/15/2027 (a)	15,000	13,853
Empire Communities Corp. 7.00%, 12/15/2025 (a)	31,000	29,447
Enerflex Ltd. 9.00%, 10/15/2027 (a)	37,000	36,055
Garda World Security Corp. 9.50%, 11/1/2027 (a)	17,000	16,426
Magna International, Inc. 5.98%, 3/21/2026	183,000	183,069
Methanex Corp.:
5.25%, 12/15/2029	40,000	36,528
5.65%, 12/1/2044	12,000	9,865
New Gold, Inc. 7.50%, 7/15/2027 (a)	31,000	28,996
Nutrien Ltd.:
4.90%, 3/27/2028	73,000	71,760
5.80%, 3/27/2053	16,000	16,059
Open Text Corp. 3.88%, 12/1/2029 (a)	73,000	61,034
Strathcona Resources Ltd. 6.88%, 8/1/2026 (a)	30,000	26,379
Security Description	Principal Amount	Value
Taseko Mines Ltd. 7.00%, 2/15/2026 (a)	$ 29,000	$ 26,471
TransCanada PipeLines Ltd. 6.20%, 3/9/2026	219,000	219,169
		837,610
CHINA — 0.9%
Alibaba Group Holding Ltd. 3.15%, 2/9/2051	129,000	83,453
Li Auto, Inc. 0.25%, 5/1/2028	10,000	13,809
NXP BV/NXP Funding LLC/NXP USA, Inc. 5.00%, 1/15/2033	44,000	42,297
Prosus NV 4.19%, 1/19/2032 (a)	165,000	138,943
		278,502
FINLAND — 0.0% (b)
Nokia Oyj 6.63%, 5/15/2039	11,000	10,559
FRANCE — 1.0%
BNP Paribas SA 5 year CMT + 3.75%, 4.63%, 1/12/2027 (a) (c)	165,000	130,558
Societe Generale SA 5 year USD Swap + 4.98%, 7.88%, 12/18/2023 (a) (c)	172,000	168,262
		298,820
GERMANY — 0.6%
Deutsche Bank AG:
SOFR + 1.72%, 3.04%, 5/28/2032 (c)	90,000	71,053
SOFR + 1.87%, 2.13%, 11/24/2026 (c)	125,000	110,980
		182,033
HONG KONG — 0.1%
Seaspan Corp. 5.50%, 8/1/2029 (a)	30,000	23,583
IRELAND — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 1/30/2032	90,000	73,573
Bank of Ireland Group PLC 1 year CMT + 2.65%, 6.25%, 9/16/2026 (a) (c)	165,000	163,919
		237,492
ITALY — 3.2%
Intesa Sanpaolo SpA:
5.02%, 6/26/2024 (a)	165,000	159,774
7.78%, 6/20/2054 (a) (c)	200,000	198,982
1 year CMT + 2.75%, 4.95%, 6/1/2042 (a) (c)	241,000	158,672

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Telecom Italia Capital SA:
6.00%, 9/30/2034	$ 10,000	$ 8,059
7.20%, 7/18/2036	24,000	20,668
7.72%, 6/4/2038	10,000	8,842
UniCredit SpA 5 Year US ISDA + 4.91%, 7.30%, 4/2/2034 (a) (c)	406,000	383,414
		938,411
JAPAN — 0.6%
NTT Finance Corp. 4.14%, 7/26/2024 (a)	165,000	162,390
NETHERLANDS — 0.5%
ING Groep NV 5 year USD Swap + 4.45%, 6.50%, 4/16/2025 (c)	172,000	159,638
SINGAPORE — 0.0% (b)
Sea Ltd. 2.38%, 12/1/2025	11,000	11,202
SPAIN — 0.6%
Banco Santander SA VRN, 5 Year US ISDA + 4.99%, 7.50%, 2/8/2024 (c)	172,000	163,830
SWITZERLAND — 2.1%
Credit Suisse AG 4.75%, 8/9/2024	410,000	400,914
UBS Group AG SOFR + 3.70%, 6.44%, 8/11/2028 (a) (c)	214,000	214,788
		615,702
UNITED KINGDOM — 4.2%
Barclays PLC 5 Year CMT + 3.41%, 4.38%, 3/15/2028 (c)	284,000	191,490
British Telecommunications PLC 9.63%, 12/15/2030	95,000	116,573
HSBC Holdings PLC SOFR + 2.98%, 6.55%, 6/20/2034 (c)	200,000	199,196
NatWest Group PLC 1 year CMT + 1.95%, 5.81%, 9/13/2029 (c)	200,000	197,198
Standard Chartered PLC:
1 year CMT + 0.95%, 1.82%, 11/23/2025 (a) (c)	165,000	154,285
1 year CMT + 2.05%, 6.17%, 1/9/2027 (a) (c)	330,000	329,578
TechnipFMC PLC 6.50%, 2/1/2026 (a)	36,000	35,530
		1,223,850
UNITED STATES — 44.2%
Academy Ltd. 6.00%, 11/15/2027 (a)	52,000	50,073
Advisor Group Holdings, Inc. 10.75%, 8/1/2027 (a)	18,000	18,186
Security Description	Principal Amount	Value
Affinity Interactive 6.88%, 12/15/2027 (a)	$ 30,000	$ 26,569
Allegiant Travel Co. 7.25%, 8/15/2027 (a)	55,000	54,803
Allied Universal Holdco LLC/Allied Universal Finance Corp. 9.75%, 7/15/2027 (a)	24,000	21,137
Allison Transmission, Inc. 5.88%, 6/1/2029 (a)	18,000	17,566
Alta Equipment Group, Inc. 5.63%, 4/15/2026 (a)	31,000	28,921
Amazon.com, Inc. 3.10%, 5/12/2051	85,000	63,340
American Express Co. 5.85%, 11/5/2027	35,000	35,857
American International Group, Inc. Series A-9, 3 Month USD LIBOR + 2.87%, 5.75%, 4/1/2048 (c)	17,000	16,472
American Tower Corp. 2.30%, 9/15/2031	145,000	115,411
Ameriprise Financial, Inc. 4.50%, 5/13/2032	44,000	42,140
Amgen, Inc. 4.20%, 3/1/2033	90,000	83,987
ANGI Group LLC 3.88%, 8/15/2028 (a)	34,000	27,806
Apple, Inc. 4.00%, 5/10/2028	120,000	117,965
Arches Buyer, Inc. 6.13%, 12/1/2028 (a)	18,000	15,521
Arko Corp. 5.13%, 11/15/2029 (a)	25,000	20,376
Armor Holdco, Inc. 8.50%, 11/15/2029 (a)	10,000	8,441
Arrow Bidco LLC 9.50%, 3/15/2024 (a)	10,000	10,036
Artera Services LLC 9.03%, 12/4/2025 (a)	19,000	16,633
Ashland, Inc. 3.38%, 9/1/2031 (a)	5,000	3,995
Ashton Woods USA LLC/Ashton Woods Finance Co. 4.63%, 4/1/2030 (a)	34,000	29,049
AT&T, Inc.:
3.55%, 9/15/2055	44,000	30,804
3.65%, 9/15/2059	56,000	38,955
3.80%, 12/1/2057	7,000	5,063
5.40%, 2/15/2034	0	—
Atkore, Inc. 4.25%, 6/1/2031 (a)	34,000	29,571
Avnet, Inc. 5.50%, 6/1/2032	42,000	40,000
B&G Foods, Inc. 5.25%, 4/1/2025	19,000	18,127

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Bain Capital Specialty Finance, Inc. 2.55%, 10/13/2026	$ 153,000	$ 131,044
Bank of America Corp.:
SOFR + 1.33%, 6.42%, 4/2/2026 (c)	295,000	297,009
SOFR + 1.99%, 6.20%, 11/10/2028 (c)	130,000	133,728
Bath & Body Works, Inc.:
6.75%, 7/1/2036	12,000	10,814
6.88%, 11/1/2035	30,000	27,457
Beauty Health Co. 1.25%, 10/1/2026 (a)	80,000	62,920
Beazer Homes USA, Inc. 7.25%, 10/15/2029	30,000	29,234
BGC Partners, Inc. 4.38%, 12/15/2025	127,000	117,620
BioMarin Pharmaceutical, Inc. 1.25%, 5/15/2027	11,000	11,122
BlackRock TCP Capital Corp. 2.85%, 2/9/2026	124,000	111,399
BlackRock, Inc. 2.10%, 2/25/2032	63,000	50,836
Blackstone Private Credit Fund:
2.35%, 11/22/2024	200,000	187,014
2.63%, 12/15/2026	131,000	111,922
Blackstone Secured Lending Fund:
2.75%, 9/16/2026	130,000	113,551
2.85%, 9/30/2028	46,000	37,725
Block, Inc. 0.13%, 3/1/2025	20,000	18,848
BlueLinx Holdings, Inc. 6.00%, 11/15/2029 (a)	31,000	27,374
Booking Holdings, Inc. 0.75%, 5/1/2025	10,000	15,007
Broadcom, Inc.:
3.50%, 2/15/2041 (a)	204,000	152,708
4.15%, 4/15/2032 (a)	116,000	105,039
Brundage-Bone Concrete Pumping Holdings, Inc. 6.00%, 2/1/2026 (a)	25,000	23,805
Builders FirstSource, Inc.:
4.25%, 2/1/2032 (a)	7,000	6,093
5.00%, 3/1/2030 (a)	39,000	36,451
C&S Group Enterprises LLC 5.00%, 12/15/2028 (a)	21,000	16,329
Calumet Specialty Products Partners LP/Calumet Finance Corp. 8.13%, 1/15/2027 (a)	21,000	20,171
Carnival Corp. 7.63%, 3/1/2026 (a)	88,000	86,175
Carpenter Technology Corp. 7.63%, 3/15/2030	31,000	31,546
Carriage Purchaser, Inc. 7.88%, 10/15/2029 (a)	10,000	7,433
Security Description	Principal Amount	Value
Cars.com, Inc. 6.38%, 11/1/2028 (a)	$ 25,000	$ 23,227
Caterpillar Financial Services Corp. 3.65%, 8/12/2025	85,000	82,511
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 8/15/2030 (a)	85,000	70,806
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	31,000	28,909
CenterPoint Energy Houston Electric LLC 5.30%, 4/1/2053	16,000	16,345
Century Communities, Inc. 3.88%, 8/15/2029 (a)	24,000	20,817
Chord Energy Corp. 6.38%, 6/1/2026 (a)	31,000	30,741
Citigroup, Inc. Series Z, 5 year CMT + 3.21%, 7.38%, 5/15/2028 (c)	58,000	57,626
Civitas Resources, Inc. 5.00%, 10/15/2026 (a)	53,000	50,293
Clarios Global LP/Clarios U.S. Finance Co. 8.50%, 5/15/2027 (a)	30,000	30,079
Clean Harbors, Inc. 5.13%, 7/15/2029 (a)	37,000	35,140
CMG Media Corp. 8.88%, 12/15/2027 (a)	22,000	15,594
Coinbase Global, Inc. 3.38%, 10/1/2028 (a)	41,000	27,497
Comcast Corp. 2.99%, 11/1/2063	80,000	50,687
Commercial Metals Co. 4.38%, 3/15/2032	29,000	25,170
Conduent Business Services LLC/Conduent State & Local Solutions, Inc. 6.00%, 11/1/2029 (a)	21,000	17,272
Continental Resources, Inc. 2.27%, 11/15/2026 (a)	58,000	51,578
Cornerstone Building Brands, Inc. 6.13%, 1/15/2029 (a)	16,000	12,712
Corporate Office Properties LP 2.75%, 4/15/2031	17,000	12,928
Coty, Inc. 5.00%, 4/15/2026 (a)	22,000	21,198
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 4.75%, 1/15/2029 (a)	13,000	11,981
CPI CG, Inc. 8.63%, 3/15/2026 (a)	15,000	14,489
Crescent Energy Finance LLC 7.25%, 5/1/2026 (a)	16,000	15,013
CTR Partnership LP/CareTrust Capital Corp. 3.88%, 6/30/2028 (a)	30,000	26,010

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
CVS Health Corp.:
5.25%, 2/21/2033	$ 89,000	$ 88,660
5.30%, 6/1/2033	80,000	79,861
CyberArk Software Ltd. Zero Coupon, 11/15/2024	11,000	12,493
Datadog, Inc. 0.13%, 6/15/2025	11,000	13,653
DaVita, Inc.:
3.75%, 2/15/2031 (a)	10,000	8,019
4.63%, 6/1/2030 (a)	38,000	32,630
Deluxe Corp. 8.00%, 6/1/2029 (a)	13,000	10,184
Diamond BC BV 4.63%, 10/1/2029 (a)	13,000	13,270
Diamondback Energy, Inc. 6.25%, 3/15/2033	85,000	88,029
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. 5.88%, 8/15/2027 (a)	68,000	61,572
DISH DBS Corp.:
5.13%, 6/1/2029	10,000	4,665
5.88%, 11/15/2024	180,000	158,279
7.38%, 7/1/2028	12,000	6,428
Domtar Corp. 6.75%, 10/1/2028 (a)	29,000	24,752
DraftKings Holdings, Inc. Zero Coupon, 3/15/2028	21,000	15,716
Eco Material Technologies, Inc. 7.88%, 1/31/2027 (a)	24,000	22,977
Edgewell Personal Care Co. 4.13%, 4/1/2029 (a)	12,000	10,472
Eli Lilly & Co. 4.70%, 2/27/2033	73,000	73,903
Embecta Corp. 5.00%, 2/15/2030 (a)	10,000	8,309
Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (a)	20,000	18,261
Energizer Holdings, Inc. 4.75%, 6/15/2028 (a)	36,000	32,125
EnerSys 4.38%, 12/15/2027 (a)	56,000	51,830
EnLink Midstream LLC 6.50%, 9/1/2030 (a)	10,000	9,989
Enstar Group Ltd. 3.10%, 9/1/2031	22,000	17,264
Enterprise Products Operating LLC 5.05%, 1/10/2026	65,000	64,945
Enviri Corp. 5.75%, 7/31/2027 (a)	36,000	31,279
Enviva Partners LP/Enviva Partners Finance Corp. 6.50%, 1/15/2026 (a)	24,000	18,905
Eversource Energy 4.75%, 5/15/2026	219,000	214,854
Security Description	Principal Amount	Value
Exact Sciences Corp. 0.38%, 3/1/2028	$ 16,000	$ 16,385
Fair Isaac Corp. 5.25%, 5/15/2026 (a)	37,000	36,199
Fidelity National Financial, Inc. 2.45%, 3/15/2031	34,000	26,676
Foot Locker, Inc. 4.00%, 10/1/2029 (a)	55,000	41,558
Ford Motor Credit Co. LLC 5.58%, 3/18/2024	225,000	223,321
Forestar Group, Inc.:
3.85%, 5/15/2026 (a)	16,000	14,709
5.00%, 3/1/2028 (a)	35,000	32,205
Freedom Mortgage Corp.:
7.63%, 5/1/2026 (a)	13,000	11,840
8.25%, 4/15/2025 (a)	23,000	22,449
Full House Resorts, Inc. 8.25%, 2/15/2028 (a)	12,000	11,236
Gannett Holdings LLC 6.00%, 11/1/2026 (a)	26,000	21,950
Gap, Inc. 3.63%, 10/1/2029 (a)	40,000	28,314
Gartner, Inc.:
3.63%, 6/15/2029 (a)	36,000	31,747
3.75%, 10/1/2030 (a)	43,000	37,483
General Motors Financial Co., Inc.:
2.90%, 2/26/2025	57,000	54,151
3.80%, 4/7/2025	215,000	207,387
5.00%, 4/9/2027	68,000	66,212
5.40%, 4/6/2026	125,000	123,581
Genworth Holdings, Inc. 6.50%, 6/15/2034	35,000	30,723
Global Partners LP/GLP Finance Corp. 6.88%, 1/15/2029	25,000	23,250
Global Payments, Inc. 5.40%, 8/15/2032	35,000	34,107
GPS Hospitality Holding Co. LLC/GPS Finco, Inc. 7.00%, 8/15/2028 (a)	14,000	9,043
GrubHub Holdings, Inc. 5.50%, 7/1/2027 (a)	35,000	20,219
Guitar Center, Inc. 8.50%, 1/15/2026 (a)	25,000	22,756
GYP Holdings III Corp. 4.63%, 5/1/2029 (a)	32,000	28,325
Haemonetics Corp. Zero Coupon, 3/1/2026	15,000	12,805
Hertz Corp. 5.00%, 12/1/2029 (a)	13,000	10,739
Hexcel Corp. 4.95%, 8/15/2025	15,000	14,678
HLF Financing SARL LLC/Herbalife International, Inc. 4.88%, 6/1/2029 (a)	9,000	6,412

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Holly Energy Partners LP/Holly Energy Finance Corp. 5.00%, 2/1/2028 (a)	$ 41,000	$ 38,239
Home Point Capital, Inc. 5.00%, 2/1/2026 (a)	18,000	16,141
Howmet Aerospace, Inc.:
5.95%, 2/1/2037	19,000	19,357
6.75%, 1/15/2028	19,000	19,704
HSBC USA, Inc. 5.63%, 3/17/2025	178,000	177,484
HubSpot, Inc. 0.38%, 6/1/2025	10,000	19,116
Ingles Markets, Inc. 4.00%, 6/15/2031 (a)	24,000	20,190
International Business Machines Corp. 4.40%, 7/27/2032	80,000	76,734
Iron Mountain, Inc. 5.63%, 7/15/2032 (a)	23,000	20,612
ITT Holdings LLC 6.50%, 8/1/2029 (a)	17,000	14,288
Jabil, Inc. 5.45%, 2/1/2029	11,000	10,927
Jackson Financial, Inc. 3.13%, 11/23/2031	56,000	43,139
Jacobs Entertainment, Inc. 6.75%, 2/15/2029 (a)	33,000	29,394
JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (a)	30,000	29,333
JELD-WEN, Inc. 4.88%, 12/15/2027 (a)	36,000	31,883
JPMorgan Chase & Co.:
SOFR + 1.46%, 3.16%, 4/22/2042 (c)	80,000	60,375
SOFR + 2.08%, 4.91%, 7/25/2033 (c)	110,000	107,546
SOFR + 2.58%, 5.72%, 9/14/2033 (c)	60,000	60,879
KB Home 6.88%, 6/15/2027	46,000	46,889
Kinder Morgan, Inc. 4.80%, 2/1/2033	85,000	80,412
Lamb Weston Holdings, Inc. 4.88%, 5/15/2028 (a)	41,000	39,276
Las Vegas Sands Corp. 3.90%, 8/8/2029	49,000	43,768
LD Holdings Group LLC 6.50%, 11/1/2025 (a)	16,000	12,622
LGI Homes, Inc. 4.00%, 7/15/2029 (a)	41,000	34,268
Liberty Mutual Group, Inc.:
4.30%, 2/1/2061 (a)	100,000	62,632
4.57%, 2/1/2029 (a)	31,000	29,304
Lions Gate Capital Holdings LLC 5.50%, 4/15/2029 (a)	32,000	23,173
Lowe's Cos., Inc. 2.80%, 9/15/2041	95,000	67,190
Security Description	Principal Amount	Value
LSF11 A5 HoldCo LLC 6.63%, 10/15/2029 (a)	$ 10,000	$ 8,445
LSF9 Atlantis Holdings LLC/Victra Finance Corp. 7.75%, 2/15/2026 (a)	24,000	22,355
M/I Homes, Inc. 4.95%, 2/1/2028	56,000	52,202
Manitowoc Co., Inc. 9.00%, 4/1/2026 (a)	26,000	25,950
Mars, Inc. COR, 4.75%, 4/20/2033 (a)	125,000	123,904
Matthews International Corp. 5.25%, 12/1/2025 (a)	28,000	27,009
McCormick & Co., Inc. 4.95%, 4/15/2033	73,000	71,687
Medtronic Global Holdings SCA 4.25%, 3/30/2028	47,000	45,908
Merck & Co., Inc.:
2.90%, 12/10/2061	85,000	56,476
5.00%, 5/17/2053	120,000	121,501
Meritage Homes Corp. 3.88%, 4/15/2029 (a)	61,000	54,222
Micron Technology, Inc.:
3.37%, 11/1/2041	58,000	40,457
6.75%, 11/1/2029	80,000	83,157
MicroStrategy, Inc. 6.13%, 6/15/2028 (a)	31,000	27,778
Millennium Escrow Corp. 6.63%, 8/1/2026 (a)	19,000	13,948
MIWD Holdco II LLC/MIWD Finance Corp. 5.50%, 2/1/2030 (a)	34,000	28,204
MongoDB, Inc. 0.25%, 1/15/2026	11,000	21,892
Moody's Corp. 2.00%, 8/19/2031	56,000	45,096
Morgan Stanley:
SOFR + 1.36%, 2.48%, 9/16/2036 (c)	95,000	71,905
SOFR + 1.59%, 5.16%, 4/20/2029 (c)	68,000	67,251
SOFR + 2.08%, 4.89%, 7/20/2033 (c)	90,000	86,567
Moss Creek Resources Holdings, Inc. 7.50%, 1/15/2026 (a)	30,000	27,619
MPLX LP 4.95%, 9/1/2032	60,000	57,306
NCL Corp. Ltd.:
3.63%, 12/15/2024 (a)	17,000	16,339
7.75%, 2/15/2029 (a)	5,000	4,763
NCL Finance Ltd. 6.13%, 3/15/2028 (a)	10,000	9,018
Nestle Holdings, Inc.:
2.50%, 9/14/2041 (a)	95,000	67,503
4.13%, 10/1/2027 (a)	125,000	122,165

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
NextEra Energy Capital Holdings, Inc.:
4.26%, 9/1/2024	$ 50,000	$ 49,166
6.05%, 3/1/2025	31,000	31,181
NMI Holdings, Inc. 7.38%, 6/1/2025 (a)	51,000	51,764
NRG Energy, Inc. 5.25%, 6/15/2029 (a)	22,000	19,647
NuStar Logistics LP 5.63%, 4/28/2027	49,000	47,102
Oceaneering International, Inc. 6.00%, 2/1/2028	25,000	23,743
OI European Group BV 4.75%, 2/15/2030 (a)	18,000	16,296
Oncor Electric Delivery Co. LLC 4.30%, 5/15/2028 (a)	94,000	91,548
Oscar AcquisitionCo LLC/Oscar Finance, Inc. 9.50%, 4/15/2030 (a)	17,000	15,612
OWL Rock Core Income Corp. 5.50%, 3/21/2025	100,000	96,376
PayPal Holdings, Inc. 5.05%, 6/1/2052	43,000	42,106
PBF Holding Co. LLC/PBF Finance Corp. 6.00%, 2/15/2028	38,000	35,621
PennyMac Financial Services, Inc. 5.38%, 10/15/2025 (a)	33,000	31,287
PepsiCo, Inc. 4.20%, 7/18/2052	60,000	56,207
PG&E Corp.:
5.00%, 7/1/2028	25,000	22,949
5.25%, 7/1/2030	29,000	26,005
PHH Mortgage Corp. 7.88%, 3/15/2026 (a)	26,000	23,232
Pike Corp. 5.50%, 9/1/2028 (a)	15,000	13,493
Pitney Bowes, Inc.:
6.88%, 3/15/2027 (a)	31,000	22,948
7.25%, 3/15/2029 (a)	5,000	3,304
PM General Purchaser LLC 9.50%, 10/1/2028 (a)	19,000	18,665
Prime Healthcare Services, Inc. 7.25%, 11/1/2025 (a)	12,000	11,362
Public Storage 2.25%, 11/9/2031	44,000	36,080
QUALCOMM, Inc. 5.40%, 5/20/2033	130,000	136,830
Republic Services, Inc. 5.00%, 4/1/2034	21,000	20,933
Rockies Express Pipeline LLC:
4.95%, 7/15/2029 (a)	30,000	27,568
6.88%, 4/15/2040 (a)	13,000	11,744
Royal Caribbean Cruises Ltd.:
5.38%, 7/15/2027 (a)	5,000	4,688
5.50%, 8/31/2026 (a)	5,000	4,744
Security Description	Principal Amount	Value
7.50%, 10/15/2027	$ 13,000	$ 13,056
11.63%, 8/15/2027 (a)	103,000	112,060
Santander Holdings USA, Inc. SOFR + 1.25%, 2.49%, 1/6/2028 (c)	110,000	95,127
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc. 6.63%, 3/1/2030 (a)	31,000	27,284
Seagate HDD Cayman 8.50%, 7/15/2031 (a)	67,000	70,309
Sempra Energy 3.70%, 4/1/2029	22,000	20,130
Service Properties Trust:
4.75%, 10/1/2026	26,000	22,570
5.25%, 2/15/2026	17,000	15,415
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc. 4.63%, 11/1/2026 (a)	59,000	55,660
Shift4 Payments, Inc. Zero Coupon, 12/15/2025	11,000	11,958
Smyrna Ready Mix Concrete LLC 6.00%, 11/1/2028 (a)	29,000	27,433
Southern Co. 5.15%, 10/6/2025	175,000	174,258
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.38%, 9/30/2026 (a)	31,000	29,328
Spirit AeroSystems, Inc. 4.60%, 6/15/2028	31,000	25,986
Splunk, Inc. 1.13%, 6/15/2027	10,000	8,659
Standard Industries, Inc. 4.38%, 7/15/2030 (a)	45,000	38,997
Starwood Property Trust, Inc. 4.38%, 1/15/2027 (a)	145,000	124,888
Stem, Inc. 0.50%, 12/1/2028 (a)	201,000	116,972
SunCoke Energy, Inc. 4.88%, 6/30/2029 (a)	30,000	25,309
Sunoco LP/Sunoco Finance Corp. 4.50%, 5/15/2029	38,000	33,729
Take-Two Interactive Software, Inc. 4.95%, 3/28/2028	151,000	149,315
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.50%, 1/15/2028 (a)	44,000	40,245
Taylor Morrison Communities, Inc. 5.75%, 1/15/2028 (a)	60,000	58,359
Tempur Sealy International, Inc.:
3.88%, 10/15/2031 (a)	19,000	15,518
4.00%, 4/15/2029 (a)	48,000	41,567

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Texas Instruments, Inc. 4.90%, 3/14/2033	$ 94,000	$ 96,236
Thor Industries, Inc. 4.00%, 10/15/2029 (a)	10,000	8,491
T-Mobile USA, Inc. 4.80%, 7/15/2028	146,000	143,306
TMS International Corp. 6.25%, 4/15/2029 (a)	12,000	10,080
Townsquare Media, Inc. 6.88%, 2/1/2026 (a)	31,000	29,746
TreeHouse Foods, Inc. 4.00%, 9/1/2028	12,000	10,338
Tri Pointe Homes, Inc. 5.25%, 6/1/2027	57,000	54,226
TriNet Group, Inc. 3.50%, 3/1/2029 (a)	60,000	52,281
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.38%, 9/1/2025 (a)	13,000	10,797
Truist Financial Corp. SOFR + 2.05%, 6.05%, 6/8/2027 (c)	110,000	110,058
U.S. Acute Care Solutions LLC 6.38%, 3/1/2026 (a)	13,000	11,130
Uber Technologies, Inc.:
Zero Coupon, 12/15/2025	7,000	6,417
7.50%, 5/15/2025 (a)	49,000	49,642
Unisys Corp. 6.88%, 11/1/2027 (a)	32,000	23,031
United Airlines Pass-Through Trust:
Series 20-1, Class A, 5.88%, 4/15/2029	28,341	28,136
Series 2020-1, Class B, 4.88%, 7/15/2027	99,067	95,005
United Parcel Service, Inc. 4.88%, 3/3/2033	104,000	105,187
United Rentals North America, Inc. 3.75%, 1/15/2032	57,000	48,332
United Wholesale Mortgage LLC 5.75%, 6/15/2027 (a)	58,000	52,952
UnitedHealth Group, Inc. 5.88%, 2/15/2053	85,000	94,292
Upbound Group, Inc. 6.38%, 2/15/2029 (a)	36,000	32,072
Urban One, Inc. 7.38%, 2/1/2028 (a)	31,000	27,137
USA Compression Partners LP/USA Compression Finance Corp. 6.88%, 4/1/2026	30,000	29,326
USI, Inc. 6.88%, 5/1/2025 (a)	11,000	10,922
Verizon Communications, Inc.:
2.10%, 3/22/2028	136,000	119,491
Security Description	Principal Amount	Value
2.85%, 9/3/2041	$ 24,000	$ 17,076
3.55%, 3/22/2051	61,000	45,554
Verscend Escrow Corp. 9.75%, 8/15/2026 (a)	17,000	17,020
Viasat, Inc. 6.50%, 7/15/2028 (a)	35,000	29,619
Vista Outdoor, Inc. 4.50%, 3/15/2029 (a)	21,000	17,229
Vistra Operations Co. LLC 4.38%, 5/1/2029 (a)	26,000	22,758
Wabash National Corp. 4.50%, 10/15/2028 (a)	33,000	28,620
Warnermedia Holdings, Inc. 6.41%, 3/15/2026	58,000	58,042
Waste Pro USA, Inc. 5.50%, 2/15/2026 (a)	10,000	9,289
Watco Cos. LLC/Watco Finance Corp. 6.50%, 6/15/2027 (a)	17,000	16,202
Weatherford International Ltd. 8.63%, 4/30/2030 (a)	35,000	35,560
Weekley Homes LLC/Weekley Finance Corp. 4.88%, 9/15/2028 (a)	57,000	51,549
Wells Fargo & Co. SOFR + 2.02%, 5.39%, 4/24/2034 (c)	73,000	72,553
Western Midstream Operating LP 6.15%, 4/1/2033	11,000	11,074
Windstream Escrow LLC/Windstream Escrow Finance Corp. REGS, 7.75%, 8/15/2028 (a)	33,000	27,341
Winnebago Industries, Inc. 6.25%, 7/15/2028 (a)	45,000	44,113
Wolverine World Wide, Inc. 4.00%, 8/15/2029 (a)	34,000	27,073
World Acceptance Corp. 7.00%, 11/1/2026 (a)	16,000	13,966
WW International, Inc. 4.50%, 4/15/2029 (a)	31,000	18,598
Xerox Holdings Corp. 5.50%, 8/15/2028 (a)	49,000	41,680
XPO CNW, Inc. 6.70%, 5/1/2034	33,000	32,937
Ziff Davis, Inc. 1.75%, 11/1/2026 (a)	20,000	18,693
		13,026,597
TOTAL CORPORATE BONDS & NOTES (Cost $19,346,375)		18,535,548

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
ASSET-BACKED SECURITIES — 11.3%
AIG CLO LLC Series 2018-1A, Class BR, 3 Month USD LIBOR + 1.70%, 6.95%, 4/20/2032 (a) (c)	$ 320,000	$ 314,016
AMMC CLO 15 Ltd. Series 2014-15A, Class BR3, 3 Month USD LIBOR + 1.65%, 6.91%, 1/15/2032 (a) (c)	250,000	244,075
Ballyrock CLO Ltd. Series 2018-1A, Class A1, 3 Month USD LIBOR + 1.00%, 6.25%, 4/20/2031 (a) (c)	250,000	247,725
CBAM Ltd. Series 2018-6A, Class B2R, ABS, 3 Month SOFR + 2.36%, 7.35%, 1/15/2031 (a) (c)	255,000	251,660
Elmwood CLO V Ltd. Series 2020-2A, Class AR, 3 Month USD LIBOR + 1.15%, 6.40%, 10/20/2034 (a) (c)	250,000	245,925
Generate CLO 2 Ltd. Series 2A, Class BR, 3 Month USD LIBOR + 1.45%, 6.72%, 1/22/2031 (a) (c)	250,000	243,650
GREYWOLF CLO VI Ltd. Series 2018-1A, Class A1, 3 Month SOFR + 1.29%, 6.36%, 4/26/2031 (a) (c)	250,000	246,925
Hayfin U.S. XII Ltd. Series 2018-8A, Class B, ABS, 3 Month USD LIBOR + 1.48%, 6.73%, 4/20/2031 (a) (c)	250,000	243,325
OneMain Direct Auto Receivables Trust Series 2021-1A, Class A, ABS, 0.87%, 7/14/2028 (a)	600,000	566,537
OZLM Funding IV Ltd. Series 2013-4A, Class A2R, 3 Month USD LIBOR + 1.70%, 6.97%, 10/22/2030 (a) (c)	250,000	245,975
Post CLO Ltd. Series 2023-1A, Class B1, 3 Month SOFR + 2.50%, 7.38%, 4/20/2036 (a) (c)	250,000	249,349
THL Credit Wind River CLO Ltd. Series 2017-4A, Class B, 3 Month USD LIBOR + 1.45%, 6.83%, 11/20/2030 (a) (c)	250,000	245,550
TOTAL ASSET-BACKED SECURITIES (Cost $3,367,784)		3,344,712

Security Description	Shares	Value
CONVERTIBLE BONDS — 0.5%
UNITED STATES — 0.5%
Array Technologies, Inc. 1.00%, 12/1/2028	13,000	$ 14,933
Axon Enterprise, Inc. 0.50%, 12/15/2027 (a)	11,000	11,745
Carnival Corp. 5.75%, 12/1/2027 (a)	13,000	21,676
Cloudflare, Inc. 8/15/2026	36,000	30,542
Lantheus Holdings, Inc. 2.63%, 12/15/2027 (a)	10,000	12,980
Liberty Media Corp.-Liberty Formula One 2.25%, 8/15/2027 (a)	20,000	21,578
Liberty TripAdvisor Holdings, Inc. 0.50%, 6/30/2051 (a)	5,000	3,913
Post Holdings, Inc. 2.50%, 8/15/2027 (a)	12,000	12,144
Royal Caribbean Cruises Ltd. 6.00%, 8/15/2025 (a)	10,000	22,025
Sarepta Therapeutics, Inc. 1.25%, 9/15/2027 (a)	11,000	11,906
		163,442
TOTAL CONVERTIBLE BONDS (Cost $149,072)		163,442
	Principal Amount
SENIOR FLOATING RATE LOANS — 17.2%
ADVERTISING SERVICES — 0.6%
CMG Media Corp., Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.50%, 8.84%, 12/17/2026 (c)	$ 146,985	132,011
Summer Holdco B SARL, Senior Secured 2021 USD Term Loan B2, 3 Month USD LIBOR + 4.50%, 10.00%, 12/4/2026 (c)	34,884	32,878
		164,889
AIR FREIGHT & LOGISTICS — 0.3%
Rand Parent LLC, Senior Secured 2023 Term Loan B, 3 Month USD SOFR + 4.25%, 9.49%, 3/17/2030 (c)	95,760	90,493
AUTOMOBILE COMPONENTS — 0.3%
USI, Inc., Senior Secured 2022 Incremental Term Loan, 3 Month USD SOFR + 3.75%, 8.99%, 11/22/2029 (c)	99,250	99,241

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
BEVERAGES — 0.1%
City Brewing Co. LLC, Senior Secured Closing Date Term Loan, 3 Month USD LIBOR + 3.50%, 8.76%, 4/5/2028 (c)	$ 55,376	$ 36,548
BROADCAST SERV/PROGRAM — 1.1%
EW Scripps Co., Senior Secured 2019 Term Loan B2, 1 Month USD SOFR + 2.56%, 7.78%, 5/1/2026 (c)	323,883	318,620
BUILDING PRODUCTS — 0.3%
ACProducts, Inc., Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.25%, 9.78%, 5/17/2028 (c)	58	49
Emrld Borrower LP, Term Loan B, 3 Month USD SOFR + 3.00%, 8.26%, 5/31/2030 (c)	45,917	45,975
Oscar AcquisitionCo LLC, Senior Secured Term Loan B, 3 Month USD SOFR + 4.50%, 9.84%, 4/29/2029 (c)	30,768	30,113
		76,137
CHEMICALS — 1.0%
Aruba Investments, Inc., Senior Secured 2020 USD Term Loan, 1 Month USD LIBOR + 4.00%, 9.19%, 11/24/2027 (c)	129,342	125,354
LSF11 A5 Holdco LLC, Senior Secured Term Loan, 1 Month USD SOFR + 3.50%, 8.72%, 10/15/2028 (c)	110,094	108,701
Olympus Water U.S. Holding Corp., Senior Secured 2021 USD Term Loan B, 3 Month USD SOFR + 3.75%, 9.25%, 11/9/2028 (c)	54,778	52,758
		286,813
COMMERCIAL SERVICES — 0.4%
Albion Financing 3 SARL, Senior Secured USD Term Loan, 3 Month USD LIBOR + 5.25%, 10.52%, 8/17/2026 (c)	104,364	103,973
CoreLogic, Inc., Senior Secured Term Loan, 1 Month USD LIBOR + 3.50%, 8.75%, 6/2/2028 (c)	23,551	21,319
		125,292
Security Description	Principal Amount	Value
COMMERCIAL SERVICES & SUPPLIES — 0.4%
McGraw-Hill Global Education Holdings LLC, Senior Secured 2021 Term Loan, 6 Month USD LIBOR + 4.75%, 9.95%, 7/28/2028 (c)	$ 90,408	$ 84,984
Prime Security Services Borrower LLC, Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 2.75%, 7.94%, 9/23/2026 (c)	47,092	47,137
		132,121
COMMUNICATIONS EQUIPMENT — 0.6%
CommScope, Inc., Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 3.25%, 8.44%, 4/6/2026 (c)	183,108	175,806
CONTAINERS & PACKAGING — 0.4%
Graham Packaging Co., Inc., Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.00%, 8.22%, 8/4/2027 (c)	116,179	115,607
ELECTRICAL EQUIPMENT — 0.3%
Gates Global LLC, Senior Secured 2021 Term Loan B3, 1 Month USD SOFR + 2.50%, 7.70%, 3/31/2027 (c)	76,337	76,051
ENERGY EQUIPMENT & SERVICES — 0.5%
Carnival Corp., Senior Secured USD Term Loan B, 1 Month USD SOFR + 3.00%, 8.22%, 6/30/2025 (c)	141,547	141,480
ENERGY-ALTERNATE SOURCES — 0.4%
Array Technologies, Inc., Senior Secured Term Loan B, 3 Month USD LIBOR + 3.25%, 8.68%, 10/14/2027 (c)	109,925	109,170
FINANCIAL SERVICES — 0.5%
DirecTV Financing LLC, Senior Secured Term Loan, 1 Month USD LIBOR + 5.00%, 10.22%, 8/2/2027 (c)	119,078	116,680
Paysafe Holdings Corp., Senior Secured USD Term Loan B1, 1 Month USD SOFR + 2.75%, 7.97%, 6/28/2028 (c)	43,345	42,243
		158,923

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
HEALTH CARE PROVIDERS & SERVICES — 1.5%
Agiliti Health, Inc., 2023 Term Loan, 1 Month USD SOFR + 3.00%, 8.16%, 5/1/2030 (c)	$ 58,523	$ 58,340
Avantor Funding, Inc., Senior Secured 2021 Term Loan B5, 1 Month USD SOFR + 2.25%, 7.45%, 11/8/2027 (c)	24,712	24,733
CHG Healthcare Services, Inc., Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.25%, 8.44%, 9/29/2028 (c)	294,750	293,681
Medline Borrower LP, Senior Secured USD Term Loan B, 1 Month USD SOFR + 3.25%, 8.35%, 10/23/2028 (c)	55,388	54,817
		431,571
HOTELS, RESTAURANTS & LEISURE — 0.7%
19th Holdings Golf LLC, Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 3.35%, 8.52%, 2/7/2029 (c)	155,216	151,627
Caesars Entertainment Corp., Senior Secured Term Loan B, 1 Month USD SOFR + 3.25%, 8.45%, 2/6/2030 (c)	44,888	44,946
		196,573
INSURANCE — 0.7%
Sedgwick Claims Management Services, Inc., Senior Secured 2023 Term Loan B, 1 Month USD SOFR + 3.75%, 8.85%, 2/17/2028 (c)	219,490	218,514
INTERNET & TELECOM — 0.5%
Arches Buyer, Inc., Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 3.25%, 8.45%, 12/6/2027 (c)	102,889	99,481
Uber Technologies, Inc., Senior Secured 2023 Term Loan B, 3 Month USD SOFR + 2.75%, 7.99%, 3/3/2030 (c)	40,795	40,844
		140,325
MACHINERY-CONSTRUCTION & MINING — 0.5%
Clear Channel Outdoor Holdings, Inc., Senior Secured Term Loan B, 1 Month USD SOFR + 3.50%, 8.58%, 8/21/2026 (c)	153,547	146,938
Security Description	Principal Amount	Value
MEDIA — 0.3%
MH Sub I LLC, 2023 Term Loan, 1 Month USD SOFR + 4.25%, 9.35%, 5/3/2028 (c)	$ 109,000	$ 104,722
PASSENGER AIRLINES — 1.2%
American Airlines, Inc., Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.75%, 10.00%, 4/20/2028 (c)	110,000	112,495
SkyMiles IP Ltd., Senior Secured 2020 Skymiles Term Loan B, 3 Month USD LIBOR + 3.75%, 8.80%, 10/20/2027 (c)	97,200	101,088
United Airlines, Inc., Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 9.29%, 4/21/2028 (c)	131,540	131,687
		345,270
PHARMACEUTICALS — 0.7%
Jazz Financing Lux SARL, Senior Secured USD Term Loan, 1 Month USD LIBOR + 3.50%, 8.86%, 5/5/2028 (c)	92,739	92,714
Organon & Co., Senior Secured USD Term Loan, 3 Month USD LIBOR + 3.00%, 8.25%, 6/2/2028 (c)	112,394	112,517
		205,231
PROFESSIONAL SERVICES — 0.7%
Dun & Bradstreet Corp., Senior Secured Term Loan, 1 Month USD SOFR + 3.25%, 8.43%, 2/6/2026 (c)	125,679	125,946
Proofpoint, Inc., Senior Secured 1st Lien Term Loan, 3 Month USD LIBOR + 3.25%, 8.44%, 8/31/2028 (c)	74,273	72,819
		198,765
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.4%
Altar Bidco, Inc., Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.10%, 8.26%, 2/1/2029 (c)	131,337	129,614
SOFTWARE — 1.5%
Camelot U.S. Acquisition LLC, Senior Secured Term Loan B, 1 Month USD SOFR + 3.00%, 8.22%, 10/30/2026 (c)	119,430	119,399
Cengage Learning, Inc., Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.75%, 9.88%, 7/14/2026 (c)	60,845	59,754

See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
RealPage, Inc., Senior Secured 1st Lien Term Loan, 1 Month USD LIBOR + 3.00%, 8.19%, 4/24/2028 (c)	$ 58,703	$ 57,507
Sabre Global, Inc.:
Senior Secured 2021 Term Loan B1, 1 Month USD SOFR + 3.50%, 8.72%, 12/17/2027 (c)	45,334	35,746
Senior Secured 2021 Term Loan B2, 1 Month USD SOFR + 3.50%, 8.72%, 12/17/2027 (c)	70,658	55,714
Ultimate Software Group, Inc., Senior Secured 2021 Term Loan, 3 Month USD SOFR + 3.25%, 8.27%, 5/4/2026 (c)	130,338	128,111
		456,231
SPECIALTY RETAIL — 1.0%
Michaels Cos., Inc., Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.25%, 9.75%, 4/15/2028 (c)	73,440	65,252
PetSmart, Inc., Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 3.75%, 8.83%, 2/11/2028 (c)	220,876	220,830
		286,082
TRANSPORT-SERVICES — 0.3%
Endure Digital, Inc., Senior Secured Term Loan, 3 Month USD LIBOR + 3.50%, 8.79%, 2/10/2028 (c)	99,339	92,757
TOTAL SENIOR FLOATING RATE LOANS (Cost $5,174,047)		5,059,784
	Shares
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 3.3%
UNITED STATES — 3.3%
SPDR Blackstone Senior Loan ETF (d)	23,140	968,872
TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $960,771)		968,872

Security Description	Principal Amount	Value
COMMERCIAL MORTGAGE BACKED SECURITIES — 0.3%
COMM Mortgage Trust Series 2012-CR3, Class B, 3.92%, 10/15/2045 (a) (Cost $99,000)	$ 100,000	$ 81,992
	Shares
SHORT-TERM INVESTMENT — 2.0%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 5.07% (e) (f) (Cost $585,448)	585,448	585,448
TOTAL INVESTMENTS — 97.5% (Cost $29,682,497)		28,739,798
OTHER ASSETS IN EXCESS OF LIABILITIES — 2.5%		737,622
NET ASSETS — 100.0%		$ 29,477,420
(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 39.2% of net assets as of June 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Amount is less than 0.05% of net assets.
(c)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(d)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(f)	The rate shown is the annualized seven-day yield at June 30, 2023.
ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
ISDA	International Swaps and Derivatives Association
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
VRN	Variable Rate Note

During the year ended June 30, 2023, average notional value related to forward foreign currency exchange contracts was $84,037.
See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

At June 30, 2023, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Yr. U.S. Treasury Note Futures (long)	10	09/29/2023	$2,056,835	$2,033,437	$(23,398)
Ultra U.S. Treasury Bond Futures (long)	17	09/20/2023	2,277,226	2,315,655	38,429
10 Yr. U.S. Treasury Ultra Futures (long)	3	09/20/2023	358,874	355,313	(3,561)
U.S. Treasury Bond Futures (long)	2	09/20/2023	256,277	253,813	(2,464)
					$ 9,006

During the year ended June 30, 2023, average notional value related to long futures contracts was $10,065,379 and short futures contract was $310,615.
Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000s omitted)	Fund Pays/ Receives Fixed Rate/ Payment Frequency	Floating Rate	Contract Annual Fixed Rate	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)
LCH Limited	$440	Pays/Annually	1 month SOFR	2.94%	01/18/53	$ 21,097	$—	$ 21,097
LCH Limited	1,870	Receives/Annually	1 month SOFR	3.36%	01/18/28	(48,289)	—	(48,289)
								$(27,192)

During the year ended June 30, 2023, average notional value related to swap contracts was $2,542,577.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$18,535,548	$—	$18,535,548
Asset-Backed Securities	—	3,344,712	—	3,344,712
Commercial Mortgage Backed Securities	—	81,992	—	81,992
Convertible Bonds	—	163,442	—	163,442
Mutual Funds and Exchange Traded Products	968,872	—	—	968,872
Senior Floating Rate Loans	—	5,059,784	—	5,059,784
Short-Term Investment	585,448	—	—	585,448
TOTAL INVESTMENTS	$1,554,320	$27,185,478	$—	$28,739,798
OTHER FINANCIAL INSTRUMENTS:
Centrally Cleared IRS Swap Agreements - Unrealized Appreciation	$ —	$ $21,097	$—	$ 21,097
Centrally Cleared IRS Swap Agreements - Unrealized Depreciation	—	(48,289)	—	(48,289)
Futures Contracts - Unrealized Depreciation	(29,423)	—	—	(29,423)
Futures Contracts - Unrealized Appreciation	38,429	—	—	38,429
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ 9,006	$ (27,192)	$—	$ (18,186)
See accompanying notes to financial statements.

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Affiliate Table
	Number of Shares Held at 6/30/22	Value at 6/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/23	Value at 6/30/23	Dividend Income
SPDR Blackstone Senior Loan ETF	—	$ —	$ 3,322,454	$ 2,341,912	$(19,771)	$8,101	23,140	$ 968,872	$ 23,302
SPDR Bloomberg High Yield Bond ETF	—	—	2,020,486	2,021,237	751	—	—	—	17,062
State Street Institutional U.S. Government Money Market Fund, Class G Shares	1,958,487	1,958,487	37,243,622	38,616,661	—	—	585,448	585,448	63,691
Total		$1,958,487	$42,586,562	$42,979,810	$(19,020)	$8,101		$1,554,320	$104,055
See accompanying notes to financial statements.

SPDR NUVEEN MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS
June 30, 2023

Security Description	Principal Amount	Value
MUNICIPAL BONDS & NOTES — 98.5%
ALABAMA — 2.3%
Black Belt Energy Gas District Revenue, AL Series B, 4.00%, 10/1/2052 (a)	$ 500,000	$ 495,494
Southeast Energy Authority A Cooperative District Revenue, AL Series B, 4.00%, 12/1/2051 (a)	500,000	486,018
		981,512
ARIZONA — 1.2%
Maricopa County Industrial Development Authority Revenue, AZ AMT, 4.00%, 10/15/2047 (b)	100,000	85,647
Maricopa County Pollution Control Corp. Revenue, AZ Series B, 0.88%, 6/1/2043 (a)	500,000	441,924
		527,571
ARKANSAS — 1.2%
Arkansas Development Finance Authority Revenue, AR AMT, 5.45%, 9/1/2052	500,000	499,961
CALIFORNIA — 7.4%
Anaheim Public Financing Authority Revenue, CA Series C, AGM, Zero Coupon, 9/1/2036 (c)	320,000	203,031
California Housing Finance Agency Revenue, CA Series 2021-1, Class A, 3.50%, 11/20/2035	174,010	162,807
Los Angeles Department of Water & Power Revenue, CA Series E, 5.00%, 7/1/2039	380,000	384,846
Municipal Improvement Corp. of Los Angeles Revenue, CA Series A, 1.45%, 11/1/2027	540,000	466,152
Norman Y Mineta San Jose International Airport SJC Revenue, CA Series A, AMT, 5.00%, 3/1/2037	210,000	217,340
Orange County Community Facilities District, Special Tax Revenue, CA Series A, 5.00%, 8/15/2037	250,000	261,469
Palomar Health, General Obligation, CA Series A, AGC, Zero Coupon, 8/1/2027 (c)	100,000	87,035
San Francisco City & County Airport Comm-San Francisco International Airport Revenue, CA Series H, AMT, 5.00%, 5/1/2028	175,000	186,672
Security Description	Principal Amount	Value
San Francisco City & County Public Utilities Commission Wastewater Revenue, CA Series A, 5.25%, 10/1/2042	$ 375,000	$ 435,809
State of California, General Obligation, CA 5.00%, 9/1/2031	245,000	260,819
University of California Revenue, CA Series BI, 1.37%, 5/15/2028	595,000	508,725
		3,174,705
COLORADO — 4.5%
City & County of Denver Airport System Revenue, CO Series B2, AMT, 5.00%, 11/15/2031 (a)	400,000	410,556
Denver Convention Center Hotel Authority Revenue, CO 5.00%, 12/1/2030	400,000	412,030
Park Creek Metropolitan District Revenue, CO Series A, Class A, 5.00%, 12/1/2024	575,000	586,806
State of Colorado, Certificate Participation, CO Series A, Class A, 4.00%, 12/15/2036	500,000	515,022
		1,924,414
CONNECTICUT — 2.2%
Connecticut State Health & Educational Facilities Authority Revenue, CT Series A, 5.00%, 7/1/2027	120,000	121,626
South Central Connecticut Regional Water Authority Revenue, CT Series B, 5.00%, 8/1/2037	125,000	130,561
State of Connecticut, General Obligation, CT Series F, 5.00%, 11/15/2041	610,000	675,075
		927,262
FLORIDA — 6.9%
County of Miami-Dade Aviation Revenue, FL Series A, AMT, 5.00%, 10/1/2029	210,000	211,974
County of Miami-Dade Seaport Department Revenue, FL Series A, AMT, 5.00%, 10/1/2038	375,000	399,343
County of Miami-Dade Water & Sewer System Revenue, FL 3.00%, 10/1/2036	520,000	477,975
Florida Development Finance Corp. Revenue, FL:
AMT, 6.13%, 7/1/2032 (b)	300,000	301,879
Series A, Class A, AMT, VRN, 7.25%, 7/1/2057 (a) (b)	540,000	549,229

See accompanying notes to financial statements.

SPDR NUVEEN MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
State of Florida Department of Transportation Revenue, FL Series A, 5.00%, 7/1/2025	$ 1,000,000	$ 1,037,332
		2,977,732
GUAM — 0.7%
Territory of Guam Revenue, GU Series A, 5.00%, 11/1/2035	300,000	312,551
HAWAII — 2.2%
State of Hawaii, General Obligation, HI Series EY, 5.00%, 10/1/2027	905,000	944,151
IDAHO — 2.2%
Idaho Housing & Finance Association Revenue, ID Series A, 4.00%, 8/15/2048	1,000,000	966,527
ILLINOIS — 9.1%
Chicago Board of Education, General Obligation, IL:
Series A, 5.00%, 12/1/2035	300,000	311,638
Series A, 5.00%, 12/1/2036	300,000	309,199
Chicago O'Hare International Airport Revenue, IL Series B, 5.00%, 1/1/2029	160,000	163,589
Chicago Transit Authority Capital Grant Receipts Revenue, IL 5.00%, 6/1/2024	150,000	151,733
Illinois Finance Authority Revenue, IL 5.00%, 7/1/2039	230,000	249,707
Illinois State Toll Highway Authority Revenue, IL Series B, 5.00%, 1/1/2036	900,000	906,422
Northern Illinois Municipal Power Agency Revenue, IL Series A, 5.00%, 12/1/2029	360,000	380,416
State of Illinois Sales Tax Revenue, IL Series C, 5.00%, 6/15/2026	565,000	588,080
State of Illinois, General Obligation, IL:
Series A, 4.00%, 3/1/2038	730,000	715,461
Series A, 5.00%, 12/1/2031	150,000	159,681
		3,935,926
IOWA — 0.5%
Iowa Finance Authority Revenue, IA 4.00%, 12/1/2050 (a)	200,000	196,759
KENTUCKY — 0.2%
Kentucky Economic Development Finance Authority Revenue, KY Series A, 4.25%, 7/1/2035	100,000	97,607
Security Description	Principal Amount	Value
LOUISIANA — 2.6%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, LA Series B, 5.00%, 8/15/2025	$ 250,000	$ 258,571
Louisiana Stadium & Exposition District Revenue, LA Series A, 5.00%, 7/1/2039	800,000	883,638
		1,142,209
MARYLAND — 1.8%
State of Maryland Department of Transportation Revenue, MD:
Series B, Class B, AMT, 5.00%, 8/1/2027	250,000	263,476
Series B, Class B, AMT, 5.00%, 8/1/2030	200,000	218,828
Series B, Class B, AMT, 5.00%, 8/1/2031	250,000	276,474
		758,778
MASSACHUSETTS — 3.6%
Massachusetts Clean Water Trust Revenue, MA:
Series 18, 5.00%, 2/1/2029	690,000	698,006
Series 24B, 5.00%, 2/1/2037	750,000	864,374
		1,562,380
MICHIGAN — 6.2%
Michigan Finance Authority Revenue, MI:
5.00%, 11/1/2034	110,000	118,579
5.50%, 12/1/2026	700,000	725,210
Michigan State Housing Development Authority Revenue, MI Series A, 4.70%, 12/1/2043	750,000	757,023
Southfield Public Schools, General Obligation, MI 5.00%, 5/1/2046	1,000,000	1,084,824
		2,685,636
MINNESOTA — 0.3%
State of Minnesota, General Obligation, MN Series A, Class A, 5.00%, 8/1/2035	100,000	109,985
MISSOURI — 3.9%
City of Kansas City Sanitary Sewer System Revenue, MO Series A, Class A, 4.00%, 1/1/2036	600,000	604,804
City of St. Louis Airport Revenue, MO Series C, 5.00%, 7/1/2029	100,000	110,532

See accompanying notes to financial statements.

SPDR NUVEEN MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Park Hill School District of Platte County, General Obligation, MO 3.00%, 3/1/2032	$ 1,000,000	$ 950,740
		1,666,076
NEVADA — 1.2%
Las Vegas Valley Water District, General Obligation, NV 5.00%, 6/1/2039	500,000	508,957
NEW JERSEY — 3.1%
New Jersey Economic Development Authority Revenue, NJ 5.00%, 6/15/2031	1,000,000	1,099,647
New Jersey Transportation Trust Fund Authority Revenue, NJ Series A, Class A, 5.00%, 6/15/2025	245,000	252,200
		1,351,847
NEW MEXICO — 2.3%
New Mexico Hospital Equipment Loan Council Revenue, NM Series A, 4.00%, 8/1/2039	1,000,000	980,641
NEW YORK — 3.6%
City of New York, General Obligation, NY Series A-1, 4.00%, 8/1/2037	1,000,000	1,021,896
New York City Transitional Finance Authority Future Tax Secured Revenue, NY:
Series A-1, 5.00%, 11/1/2023	10,000	10,057
Series B1, 5.00%, 8/1/2027	120,000	122,206
New York State Dormitory Authority Revenue, NY Series B, 5.00%, 2/15/2034	300,000	307,478
Triborough Bridge & Tunnel Authority Revenue, NY Series A, 5.00%, 11/1/2025	85,000	88,813
		1,550,450
OHIO — 1.1%
Indian Hill Exempted Village School District, General Obligation, OH 4.00%, 12/1/2024	480,000	486,097
OREGON — 4.1%
Medford Hospital Facilities Authority Revenue, OR Series A, 5.00%, 8/15/2032	900,000	993,163
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin, General Obligation, OR Series A, 5.00%, 6/15/2038	695,000	757,262
		1,750,425
Security Description	Principal Amount	Value
PENNSYLVANIA — 6.6%
City of Philadelphia Airport Revenue, PA Series B, Class B, AMT, 5.00%, 7/1/2032	$ 750,000	$ 789,848
Commonwealth Financing Authority Revenue, PA AGM, 4.00%, 6/1/2039 (c)	500,000	491,531
Pennsylvania Economic Development Financing Authority Revenue, PA Series A, Class A, 5.00%, 2/1/2025	100,000	101,702
Pennsylvania State University Revenue, PA Series B, 5.00%, 9/1/2033	600,000	633,635
Pennsylvania Turnpike Commission Revenue, PA Series B, Class B, 5.00%, 12/1/2031	800,000	835,723
		2,852,439
TENNESSEE — 1.1%
New Memphis Arena Public Building Authority Revenue, TN Zero Coupon, 4/1/2030	530,000	472,499
TEXAS — 5.5%
Austin Independent School District, General Obligation, TX 5.00%, 8/1/2036	500,000	580,951
Central Texas Turnpike System Revenue, TX Series B, 5.00%, 8/15/2037	345,000	349,813
Forney Independent School District, General Obligation, TX Series B, 5.00%, 8/15/2039 (c)	425,000	472,001
Harris County-Houston Sports Authority Revenue, TX Series A, 5.00%, 11/15/2029	505,000	514,583
New Hope Cultural Education Facilities Finance Corp. Revenue, TX Series A-1, 5.50%, 1/1/2057	320,000	229,190
Plano Independent School District, General Obligation, TX Series A, 5.00%, 2/15/2027	215,000	225,809
		2,372,347
UTAH — 3.5%
City of Salt Lake City Airport Revenue, UT Series A, AMT, 5.00%, 7/1/2024	815,000	823,891
Vineyard Redevelopment Agency, Special Obligation, UT:
AGM, 5.00%, 5/1/2024 (c)	350,000	354,918
AGM, 5.00%, 5/1/2027 (c)	325,000	347,645
		1,526,454

See accompanying notes to financial statements.

SPDR NUVEEN MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
VIRGINIA — 1.2%
Virginia Small Business Financing Authority Revenue, VA:
AMT, 5.00%, 6/30/2039	$ 125,000	$ 131,497
AMT, 5.00%, 12/31/2039	355,000	373,452
		504,949
WASHINGTON — 4.6%
Energy Northwest Revenue, WA Series A, 5.00%, 7/1/2039	300,000	340,739
Port of Seattle Revenue, WA Series C, AMT, 5.00%, 4/1/2035	750,000	757,406
State of Washington, General Obligation, WA:
Series D, Class D, 5.00%, 2/1/2036	700,000	706,026
Series 2017-A, 5.00%, 8/1/2029	150,000	159,055
		1,963,226
WISCONSIN — 1.6%
Public Finance Authority Revenue, WI Series A, 6.00%, 6/15/2052	250,000	231,942
State of Wisconsin, General Obligation, WI Series 2, 5.00%, 11/1/2027	100,000	108,012
Wisconsin Health & Educational Facilities Authority Revenue, WI Series A, 5.00%, 10/15/2027	350,000	369,837
		709,791
TOTAL MUNICIPAL BONDS & NOTES (Cost $44,464,808)		42,421,864
	Shares
SHORT-TERM INVESTMENT — 0.4%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 5.07% (d) (e) (Cost $167,594)	167,594	167,594
TOTAL INVESTMENTS — 98.9% (Cost $44,632,402)		42,589,458
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.1%		481,930
NET ASSETS — 100.0%		$ 43,071,388

(a)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 2.2% of net assets as of June 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Bond is insured by the following:
% of Net Assets
Assured Guaranty Municipal Corp.	3.2%
Permanent School Fund Guaranteed	1.1%
Assured Guaranty Corp.	0.2%
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2023.
AMT	Alternative Minimum Tax
UT	Unlimited Tax
VRN	Variable Rate Note

See accompanying notes to financial statements.

SPDR NUVEEN MUNICIPAL BOND ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Municipal Bonds & Notes	$ —	$42,421,864	$—	$42,421,864
Short-Term Investment	167,594	—	—	167,594
TOTAL INVESTMENTS	$167,594	$42,421,864	$—	$42,589,458

Affiliate Table
	Number of Shares Held at 6/30/22	Value at 6/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/23	Value at 6/30/23	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	1,595,897	$1,595,897	$20,961,484	$22,389,787	$—	$—	167,594	$167,594	$72,627
See accompanying notes to financial statements.

SPDR NUVEEN MUNICIPAL BOND ESG ETF
SCHEDULE OF INVESTMENTS
June 30, 2023

Security Description	Principal Amount	Value
MUNICIPAL BONDS & NOTES — 98.8%
ARIZONA — 0.6%
City of Phoenix Civic Improvement Corp. Revenue, AZ Series D, Class D, 5.00%, 7/1/2030	$ 215,000	$ 231,752
CALIFORNIA — 11.5%
California Community Choice Financing Authority Revenue, CA Series D, 5.50%, 5/1/2054 (a)	600,000	633,081
California Municipal Finance Authority Revenue, CA Series A, Class A, 5.00%, 11/1/2023	600,000	601,449
Compton Unified School District, General Obligation, CA Series B, Class B, BAM, 4.00%, 6/1/2032 (b)	175,000	181,177
Folsom Ranch Financing Authority, Special Tax Revenue, CA 5.00%, 9/1/2029	145,000	152,598
Los Angeles Department of Water & Power Revenue, CA:
Series A, 5.00%, 7/1/2028	250,000	275,368
Series E, 5.00%, 7/1/2039	600,000	607,652
Orange County Community Facilities District, Special Tax Revenue, CA Series A, Class A, 5.00%, 8/15/2052	200,000	201,940
San Francisco City & County Public Utilities Commission Wastewater Revenue, CA Series A, 5.25%, 10/1/2042	375,000	435,809
San Francisco Unified School District, General Obligation, CA 4.00%, 6/15/2026	185,000	190,667
San Mateo Foster City Public Financing Authority Revenue, CA 4.00%, 8/1/2035	175,000	183,996
State of California, General Obligation, CA:
4.00%, 10/1/2050	650,000	653,005
5.00%, 8/1/2024	100,000	102,211
		4,218,953
COLORADO — 3.2%
Regional Transportation District Revenue, CO Series A, Class A, 5.00%, 7/15/2027	500,000	527,771
State of Colorado, Certificate Participation, CO Series A, Class A, 4.00%, 12/15/2036	615,000	633,478
		1,161,249
Security Description	Principal Amount	Value
CONNECTICUT — 2.9%
State of Connecticut, General Obligation, CT Series F, 5.00%, 11/15/2041	$ 610,000	$ 675,075
University of Connecticut Revenue, CT Series A, Class A, 5.00%, 4/15/2026	380,000	399,886
		1,074,961
DELAWARE — 1.4%
Delaware Municipal Electric Corp. Revenue, DE 5.00%, 7/1/2030	300,000	340,885
Delaware Transportation Authority Revenue, DE 3.25%, 7/1/2025	180,000	179,364
		520,249
DISTRICT OF COLUMBIA — 2.6%
District of Columbia Revenue, DC Series A, Class A, AMT, 5.00%, 8/31/2026	700,000	717,194
Washington Metropolitan Area Transit Authority Revenue, DC 5.00%, 7/1/2024	250,000	254,457
		971,651
FLORIDA — 9.1%
City of Gainesville Utilities System Revenue, FL Series A, 5.00%, 10/1/2025	290,000	301,778
City of Pompano Beach Revenue, FL 3.50%, 9/1/2030	250,000	225,558
City of Tallahassee Utility System Revenue, FL Series A, 5.00%, 10/1/2037	560,000	569,873
County of Miami-Dade Aviation Revenue, FL Series A, Class A, 5.00%, 10/1/2024	370,000	376,749
Florida Development Finance Corp. Revenue, FL:
4.00%, 11/15/2034	385,000	388,788
Series A, Class A, 4.00%, 6/15/2042	500,000	430,001
Series A, Class A, AMT, VRN, 7.25%, 7/1/2057 (a) (c)	300,000	305,127
Miami-Dade County Expressway Authority Revenue, FL Series A, Class A, 5.00%, 7/1/2025	100,000	101,162
Orlando Utilities Commission Revenue, FL Series A, 5.00%, 10/1/2027	150,000	163,399
Palm Beach County Health Facilities Authority Revenue, FL 5.00%, 11/15/2032	100,000	101,258

See accompanying notes to financial statements.

SPDR NUVEEN MUNICIPAL BOND ESG ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Somerset Community Development District, Special Assessment, FL:
4.00%, 5/1/2032	$ 200,000	$ 189,357
4.20%, 5/1/2037	200,000	183,407
		3,336,457
IDAHO — 2.6%
Idaho Housing & Finance Association Revenue, ID Series A, 4.00%, 8/15/2048	1,000,000	966,527
ILLINOIS — 5.3%
Chicago O'Hare International Airport Revenue, IL AMT, 5.00%, 1/1/2034	400,000	442,207
Illinois Finance Authority Revenue, IL 5.00%, 7/1/2036	270,000	303,719
Illinois State Toll Highway Authority Revenue, IL:
Series B, 5.00%, 1/1/2036	600,000	604,281
Series B, 5.00%, 1/1/2027	140,000	149,369
Mount Prospect Park District, General Obligation, IL Series A, Class A, 5.00%, 11/1/2031	280,000	319,682
State of Illinois, General Obligation, IL 5.50%, 1/1/2028	130,000	141,698
		1,960,956
IOWA — 0.8%
Iowa Finance Authority Revenue, IA 4.00%, 12/1/2050 (a)	300,000	295,139
MAINE — 0.3%
City of Auburn, General Obligation, ME 5.00%, 9/1/2024	100,000	102,166
MARYLAND — 2.9%
Maryland Economic Development Corp. Revenue, MD Series B, Class B, AMT, 5.00%, 12/31/2036	425,000	451,837
State of Maryland, General Obligation, MD Series B, Class B, 5.00%, 8/1/2027	400,000	434,354
Washington Suburban Sanitary Commission Revenue, MD 5.00%, 6/1/2027	150,000	162,282
		1,048,473
MASSACHUSETTS — 0.7%
Massachusetts Development Finance Agency Revenue, MA Series A-2, 5.00%, 7/1/2027	250,000	269,326
Security Description	Principal Amount	Value
MICHIGAN — 2.1%
Michigan State Housing Development Authority Revenue, MI Series A, 4.70%, 12/1/2043	$ 750,000	$ 757,023
MINNESOTA — 2.2%
City of Minneapolis/St. Paul Housing & Redevelopment Authority Revenue, MN Series A, Class A, 5.00%, 11/15/2026	435,000	459,142
Minneapolis-St. Paul Metropolitan Airports Commission Revenue, MN Series B, Class B, AMT, 5.00%, 1/1/2034	300,000	331,655
		790,797
MISSOURI — 1.6%
City of Kansas City Sanitary Sewer System Revenue, MO Series A, Class A, 4.00%, 1/1/2036	600,000	604,804
NEVADA — 1.4%
Las Vegas Valley Water District, General Obligation, NV 5.00%, 6/1/2039	500,000	508,957
NEW JERSEY — 4.3%
Hudson County Improvement Authority Revenue, NJ 3.00%, 10/1/2034	160,000	152,456
New Jersey Economic Development Authority Revenue, NJ:
Series MMM, 5.00%, 6/15/2033	180,000	197,030
Series QQQ, 5.00%, 6/15/2033	275,000	305,920
New Jersey Transportation Trust Fund Authority Revenue, NJ:
Series AA, Ambac Financial Group, 5.00%, 6/15/2036	250,000	250,000
Series CC, 5.25%, 6/15/2036	300,000	338,256
State of New Jersey, General Obligation, NJ Series A, Class A, 5.00%, 6/1/2027	330,000	354,866
		1,598,528
NEW YORK — 9.5%
City of New York, General Obligation, NY:
Series E1, 5.00%, 4/1/2039	300,000	338,535
Series A, 5.00%, 8/1/2025	105,000	109,016
Series A-1, 5.00%, 9/1/2034	400,000	466,250
Hudson Yards Infrastructure Corp. Revenue, NY Series A, 5.00%, 2/15/2030	300,000	321,632

See accompanying notes to financial statements.

SPDR NUVEEN MUNICIPAL BOND ESG ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Metropolitan Transportation Authority Revenue, NY:
Series E, Class E, 3.50%, 11/15/2032	$ 230,000	$ 220,564
Series A, 5.00%, 11/15/2037	575,000	648,703
New York City Transitional Finance Authority Building Aid Revenue, NY Series S1A, Class A, 5.00%, 7/15/2038	475,000	517,285
New York City Transitional Finance Authority Future Tax Secured Revenue, NY 5.00%, 11/1/2034	250,000	286,960
New York Transportation Development Corp. Revenue, NY:
AMT, 5.00%, 12/1/2036	250,000	264,996
AMT, 5.00%, 12/1/2037	300,000	315,516
		3,489,457
NORTH CAROLINA — 1.0%
County of Durham Revenue, NC Series A, 5.00%, 6/1/2042	320,000	359,953
OKLAHOMA — 3.3%
Carter County Public Facilities Authority Revenue, OK 5.00%, 9/1/2028	200,000	210,930
Grand River Dam Authority Revenue, OK Series A, Class A, 5.00%, 6/1/2039	700,000	708,273
Muskogee Industrial Trust Revenue, OK 4.00%, 9/1/2032	100,000	99,374
Norman Regional Hospital Authority Revenue, OK 4.00%, 9/1/2037	230,000	203,075
		1,221,652
OREGON — 4.1%
Medford Hospital Facilities Authority Revenue, OR Series A, 5.00%, 8/15/2037	745,000	797,671
Warm Springs Reservation Confederated Tribe Revenue, OR Series B, 5.00%, 11/1/2039 (c)	650,000	696,810
		1,494,481
PENNSYLVANIA — 3.4%
Commonwealth of Pennsylvania, General Obligation, PA 2nd Series, 5.00%, 9/15/2023	500,000	501,711
Pennsylvania Economic Development Financing Authority Revenue, PA Series A-2, Class A, 4.00%, 5/15/2053	250,000	229,568
Security Description	Principal Amount	Value
Pennsylvania Turnpike Commission Revenue, PA 5.00%, 6/1/2027	$ 500,000	$ 521,693
		1,252,972
TENNESSEE — 0.7%
Tennessee Housing Development Agency Revenue, TN Series 2A, 4.15%, 7/1/2038 (d)	250,000	249,271
TEXAS — 8.7%
Board of Regents of the University of Texas System Revenue, TX Series B, 5.00%, 8/15/2029	425,000	480,228
City of Dallas, General Obligation, TX AGM, 3.13%, 2/15/2035 (b)	900,000	869,733
City of Garland Electric Utility System Revenue, TX 5.00%, 3/1/2024	300,000	303,208
County of Williamson, General Obligation, TX 5.00%, 2/15/2028	155,000	169,642
Love Field Airport Modernization Corp. Revenue, TX AMT, 5.00%, 11/1/2034	105,000	108,841
Lower Colorado River Authority Revenue, TX Series B, 5.00%, 5/15/2039 (a)	590,000	631,612
Texas Woman's University Revenue, TX Series A, Class A, 5.00%, 7/1/2037	585,000	655,321
		3,218,585
VIRGINIA — 2.0%
Chesapeake Bay Bridge & Tunnel District Revenue, VA 5.00%, 11/1/2023	610,000	612,318
Hampton Roads Transportation Accountability Commission Revenue, VA Series A, Class A, 5.00%, 7/1/2026	125,000	132,239
		744,557
WASHINGTON — 7.3%
Central Puget Sound Regional Transit Authority Revenue, WA Series S-1, Class S1, 5.00%, 11/1/2045	105,000	109,831
King County Public Hospital District No. 1, General Obligation, WA 5.00%, 12/1/2036	590,000	620,448
Port of Seattle Revenue, WA:
Series B, 5.00%, 6/1/2034	200,000	226,619
Series C, AMT, 5.00%, 4/1/2035	750,000	757,405

See accompanying notes to financial statements.

SPDR NUVEEN MUNICIPAL BOND ESG ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
State of Washington, General Obligation, WA:
Series D, Class D, 5.00%, 2/1/2036	$ 700,000	$ 706,026
Series A, 5.00%, 8/1/2033	250,000	268,675
		2,689,004
WISCONSIN — 3.3%
Public Finance Authority Revenue, WI Series A, Class A, 4.00%, 11/15/2037	600,000	529,981
Wisconsin Health & Educational Facilities Authority Revenue, WI 4.00%, 4/1/2039	700,000	686,630
		1,216,611
TOTAL MUNICIPAL BONDS & NOTES (Cost $36,724,757)		36,354,511
	Shares
SHORT-TERM INVESTMENT — 0.7%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 5.07% (e) (f) (Cost $263,694)	263,694	263,694
TOTAL INVESTMENTS — 99.5% (Cost $36,988,451)		36,618,205
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		172,045
NET ASSETS — 100.0%		$ 36,790,250

(a)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(b)	Bond is insured by the following:
% of Net Assets
Assured Guaranty Municipal Corp	2.4%
Build America Mutual Assurance Company	0.5%
(c)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 2.7% of net assets as of June 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	When-issued security.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(f)	The rate shown is the annualized seven-day yield at June 30, 2023.
AMT	Alternative Minimum Tax
VRN	Variable Rate Note

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Municipal Bonds & Notes	$ —	$36,354,511	$—	$ 36,354,511
Short-Term Investment	263,694	—	—	263,694
TOTAL INVESTMENTS	$263,694	$36,354,511	$—	$36,618,205
	Number of Shares Held at 6/30/22	Value at 6/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/23	Value at 6/30/23	Dividend Income
State Street ESG Liquid Reserves Fund, Premier Class	1,543,320	$1,543,320	$ 2,576,364	$ 4,120,138	$485	$(31)	—	$ —	$ 6,665
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	16,486,391	16,222,697	—	—	263,694	263,694	45,296
Total		$1,543,320	$19,062,755	$20,342,835	$485	$(31)		$263,694	$51,961
See accompanying notes to financial statements.

SPDR SSGA FIXED INCOME SECTOR ROTATION ETF
SCHEDULE OF INVESTMENTS
June 30, 2023

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 99.8%
DOMESTIC FIXED INCOME — 99.8%
SPDR Bloomberg 1-3 Month T-Bills ETF (a)	127,586	$ 11,714,947
SPDR Bloomberg High Yield Bond ETF (a)(b)	98,180	9,035,505
SPDR Bloomberg International Treasury Bond ETF (a)(b)	558,817	12,601,323
SPDR Portfolio Intermediate Term Corporate Bond ETF (a)(b)	434,649	13,956,579
SPDR Portfolio Intermediate Term Treasury ETF (a)(b)	1,951,784	55,215,969
SPDR Portfolio Long Term Corporate Bond ETF (a)(b)	265,123	6,166,761
SPDR Portfolio Long Term Treasury ETF (a)	623,115	18,631,139
SPDR Portfolio Mortgage-Backed Bond ETF (a)(b)	2,371,611	51,961,997
TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $183,269,098)		179,284,220
SHORT-TERM INVESTMENTS — 27.1%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 5.07% (c)(d)	300,805	$ 300,805
Security Description	Shares	Value
State Street Navigator Securities Lending Portfolio II (e)(f)	48,283,244	$ 48,283,244
TOTAL SHORT-TERM INVESTMENTS (Cost $48,584,049)		$ 48,584,049
TOTAL INVESTMENTS — 126.9% (Cost $231,853,147)		227,868,269
LIABILITIES IN EXCESS OF OTHER ASSETS — (26.9)%		(48,296,405)
NET ASSETS — 100.0%		$ 179,571,864
The Fund invests in other funds and financial statements of underlying funds can be found at www.sec.gov.

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(b)	All or a portion of the shares of the security are on loan at June 30, 2023.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2023.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products	$179,284,220	$—	$—	$179,284,220
Short-Term Investments	48,584,049	—	—	48,584,049
TOTAL INVESTMENTS	$227,868,269	$—	$—	$227,868,269
See accompanying notes to financial statements.

SPDR SSGA FIXED INCOME SECTOR ROTATION ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Affiliate Table
	Number of Shares Held at 6/30/22	Value at 6/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/23	Value at 6/30/23	Dividend Income
SPDR Bloomberg 1-3 Month T-Bill ETF	208,058	$ 19,035,227	$ 34,144,265	$ 41,488,269	$ 2,978	$ 20,746	127,586	$ 11,714,947	$ 321,540
SPDR Bloomberg High Yield Bond ETF	—	—	17,032,154	7,769,131	(217,362)	(10,156)	98,180	9,035,505	89,322
SPDR Bloomberg International Treasury Bond ETF	26,869	622,286	17,104,802	5,316,528	42,214	148,549	558,817	12,601,323	88,687
SPDR Portfolio Intermediate Term Corporate Bond ETF	526,060	17,165,338	21,513,698	24,563,548	(1,203,098)	1,044,189	434,649	13,956,579	586,140
SPDR Portfolio Intermediate Term Treasury ETF	628,939	18,534,832	74,451,588	36,146,614	(1,784,100)	160,263	1,951,784	55,215,969	885,770
SPDR Portfolio Long Term Corporate Bond ETF	11,160	268,844	22,589,365	16,133,221	(628,769)	70,542	265,123	6,166,761	179,602
SPDR Portfolio Long Term Treasury ETF	986,122	32,611,055	30,602,701	42,116,357	(5,481,426)	3,015,166	623,115	18,631,139	648,652
SPDR Portfolio Mortgage Backed Bond ETF	1,318,878	30,136,362	52,487,327	28,674,268	(3,261,063)	1,273,639	2,371,611	51,961,997	1,165,644
State Street Institutional U.S. Government Money Market Fund, Class G Shares	188,090	188,090	1,117,394	1,004,679	—	—	300,805	300,805	9,860
State Street Navigator Securities Lending Portfolio II	20,836,025	20,836,025	1,073,707,173	1,046,259,954	—	—	48,283,244	48,283,244	305,592
Total		$139,398,059	$1,344,750,467	$1,249,472,569	$(12,530,626)	$5,722,938		$227,868,269	$4,280,809
See accompanying notes to financial statements.

SPDR SSGA US SECTOR ROTATION ETF
SCHEDULE OF INVESTMENTS
June 30, 2023

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 99.9%
DOMESTIC EQUITY — 99.9%
The Communication Services Select Sector SPDR Fund (a)(b)	96,107	$ 6,254,643
The Consumer Discretionary Select Sector SPDR Fund (a)(b)	295,657	50,205,515
The Consumer Staples Select Sector SPDR Fund (a)(b)	421,950	31,296,031
The Energy Select Sector SPDR Fund (a)	167,682	13,610,748
The Health Care Select Sector SPDR Fund (a)(b)	462,115	61,336,524
The Industrial Select Sector SPDR Fund (a)(b)	649,374	69,690,818
The Technology Select Sector SPDR Fund (a)(b)	382,122	66,435,731
TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $271,139,461)		298,830,010
SHORT-TERM INVESTMENTS — 30.7%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 5.07% (c)(d)	385,530	$ 385,530
State Street Navigator Securities Lending Portfolio II (e)(f)	91,543,951	91,543,951
TOTAL SHORT-TERM INVESTMENTS (Cost $91,929,481)		$ 91,929,481
TOTAL INVESTMENTS — 130.6% (Cost $363,068,942)		390,759,491
LIABILITIES IN EXCESS OF OTHER ASSETS — (30.6)%		(91,635,138)
NET ASSETS — 100.0%		$ 299,124,353

The Fund invests in other funds and financial statements of underlying funds can be found at www.sec.gov.

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(b)	All or a portion of the shares of the security are on loan at June 30, 2023.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2023.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products	$298,830,010	$—	$—	$298,830,010
Short-Term Investments	91,929,481	—	—	91,929,481
TOTAL INVESTMENTS	$390,759,491	$—	$—	$390,759,491
See accompanying notes to financial statements.

SPDR SSGA US SECTOR ROTATION ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Affiliate Table
	Number of Shares Held at 6/30/22	Value at 6/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/23	Value at 6/30/23	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	747,558	$ 747,558	$ 5,253,998	$ 5,616,026	$ —	$ —	385,530	$ 385,530	$ 15,519
State Street Navigator Securities Lending Portfolio II	34,939,526	34,939,526	1,277,258,310	1,220,653,885	—	—	91,543,951	91,543,951	229,631
The Communication Services Select Sector SPDR Fund	71,118	3,859,574	49,272,114	48,917,186	710,936	1,329,205	96,107	6,254,643	29,244
The Consumer Discretionary Select Sector SPDR Fund	101,186	13,911,051	74,134,425	42,088,895	(4,985,908)	9,234,842	295,657	50,205,515	207,303
The Consumer Staples Select Sector SPDR Fund	87,688	6,329,320	97,377,511	69,698,456	(2,151,882)	(560,462)	421,950	31,296,031	575,931
The Energy Select Sector SPDR Fund	177,229	12,673,646	10,324,739	11,862,832	1,179,683	1,295,512	167,682	13,610,748	581,807
The Financial Select Sector SPDR Fund	748,783	23,549,225	44,906,399	70,445,069	(1,975,312)	3,964,757	—	—	651,172
The Health Care Select Sector SPDR Fund	246,210	31,573,970	100,418,737	73,006,383	688,152	1,662,048	462,115	61,336,524	633,533
The Industrial Select Sector SPDR Fund	229,397	20,035,534	76,579,862	32,787,675	(1,276,635)	7,139,732	649,374	69,690,818	670,097
The Materials Select Sector SPDR Fund	278,774	20,517,766	52,984,159	72,584,059	(4,568,052)	3,650,186	—	—	219,516
The Real Estate Sector SPDR Fund	136,665	5,584,133	31,935	5,675,085	(803,327)	862,344	—	—	—
The Technology Select Sector SPDR Fund	394,971	50,208,714	64,599,451	67,663,381	1,519,335	17,771,612	382,122	66,435,731	534,311
The Utilities Select Sector SPDR Fund	204,622	14,350,141	15,248,647	28,651,761	(1,622,533)	675,506	—	—	155,207
Total		$238,280,158	$1,868,390,287	$1,749,650,693	$(13,285,543)	$47,025,282		$390,759,491	$4,503,271
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS
June 30, 2023

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 80.4%
BRAZIL — 6.5%
Braskem Netherlands Finance BV 5 Year CMT + 8.22%, 8.50%, 1/23/2081 (a)	$ 600,000	$ 611,388
BRF SA 4.88%, 1/24/2030	200,000	161,810
Cosan Luxembourg SA:
7.00%, 1/20/2027	200,000	200,078
7.50%, 6/27/2030 (b)	200,000	197,906
Cosan Overseas Ltd. 8.25%, 8/5/2023	800,000	795,532
Guara Norte SARL 5.20%, 6/15/2034	1,423,659	1,241,017
MC Brazil Downstream Trading SARL 7.25%, 6/30/2031	869,626	587,711
Movida Europe SA 5.25%, 2/8/2031	300,000	243,669
MV24 Capital BV 6.75%, 6/1/2034	336,236	302,478
NBM U.S. Holdings, Inc.:
6.63%, 8/6/2029	200,000	182,942
7.00%, 5/14/2026	200,000	194,274
Nexa Resources SA Series REGS, 5.38%, 5/4/2027	277,000	257,715
Simpar Europe SA 5.20%, 1/26/2031	200,000	158,712
Unigel Luxembourg SA 8.75%, 10/1/2026	200,000	65,074
		5,200,306
CHILE — 7.9%
Agrosuper SA 4.60%, 1/20/2032	350,000	295,949
CAP SA 3.90%, 4/27/2031 (b)	1,400,000	1,017,072
Chile Electricity PEC SpA 0.01%, 1/25/2028 (b)	2,500,000	1,935,400
Empresa Electrica Angamos SA Series REGS, 4.88%, 5/25/2029	104,300	94,468
Empresa Electrica Cochrane SpA Series REGS, 5.50%, 5/14/2027	1,081,440	997,315
Inversiones La Construccion SA 4.75%, 2/7/2032	1,400,000	1,125,558
Mercury Chile Holdco LLC 6.50%, 1/24/2027 (b)	600,000	544,788
VTR Comunicaciones SpA 5.13%, 1/15/2028	200,000	104,016
VTR Finance NV Series REGS, 6.38%, 7/15/2028	500,000	188,340
		6,302,906
COLOMBIA — 7.1%
AI Candelaria Spain SA 5.75%, 6/15/2033 (b)	1,225,000	909,415
Security Description	Principal Amount	Value
Banco Davivienda SA 10 Year CMT + 5.10%, 6.65%, 4/22/2031 (a)(b)	$ 400,000	$ 293,996
Bancolombia SA 5 Year CMT + 2.94%, 4.63%, 12/18/2029 (a)	400,000	340,692
Ecopetrol SA:
4.63%, 11/2/2031	1,500,000	1,151,250
5.38%, 6/26/2026	300,000	286,605
5.88%, 5/28/2045	100,000	68,213
5.88%, 11/2/2051	250,000	165,143
Empresas Publicas de Medellin ESP:
Series REGS, 4.25%, 7/18/2029	1,500,000	1,185,075
Series REGS, 4.38%, 2/15/2031	500,000	374,770
Oleoducto Central SA Series REGS, 4.00%, 7/14/2027	950,000	836,085
		5,611,244
GUATEMALA — 1.7%
Banco Industrial SA 5 Year CMT + 4.44%, 4.88%, 1/29/2031	300,000	279,573
CT Trust 5.13%, 2/3/2032	600,000	483,054
Millicom International Cellular SA 6.25%, 3/25/2029	630,000	564,587
		1,327,214
INDIA — 7.6%
Adani Electricity Mumbai Ltd.:
Series REGS, 3.87%, 7/22/2031	200,000	140,801
Series REGS, 3.95%, 2/12/2030	700,000	520,037
Adani International Container Terminal Pvt Ltd. 3.00%, 2/16/2031 (b)	1,281,000	1,003,479
Adani Ports & Special Economic Zone Ltd.:
3.10%, 2/2/2031	1,000,000	706,260
Series REGS, 4.38%, 7/3/2029	700,000	564,368
Adani Transmission Step-One Ltd. 4.00%, 8/3/2026	1,200,000	1,048,804
Network i2i Ltd.:
Series REGS, 5 Year CMT + 3.39%, 3.98%, 12/31/2099	300,000	268,131
5 Year CMT + 4.27%, 5.65%, 1/15/2025 (a)	200,000	194,336
Periama Holdings LLC 5.95%, 4/19/2026	200,000	192,262
UPL Corp. Ltd.:
4.50%, 3/8/2028	200,000	179,152
4.63%, 6/16/2030	1,100,000	940,500

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Vedanta Resources Ltd. Series REGS, 6.13%, 8/9/2024	$ 400,000	$ 300,180
		6,058,310
INDONESIA — 4.8%
Freeport Indonesia PT 5.32%, 4/14/2032 (b)	400,000	378,976
LLPL Capital Pte. Ltd. 6.88%, 2/4/2039 (b)	1,736,910	1,565,008
Minejesa Capital BV Series REGS, 5.63%, 8/10/2037	2,400,000	1,887,720
		3,831,704
ISRAEL — 3.5%
Bank Hapoalim BM 5 Year CMT + 2.16%, 3.26%, 1/21/2032 (a)(b)	1,600,000	1,370,422
Bank Leumi Le-Israel BM 5 Year CMT + 1.63%, 3.28%, 1/29/2031 (a)(b)	1,600,000	1,429,504
		2,799,926
JAMAICA — 0.0% (c)
Digicel Group Holdings Ltd.:
7.00%, 12/31/2099 (b)	68,049	7,485
8.00%, 4/1/2025 (b)	45,531	20,021
		27,506
KUWAIT — 1.7%
MEGlobal BV Series REGS, 2.63%, 4/28/2028	400,000	348,501
MEGlobal Canada ULC 5.00%, 5/18/2025	1,000,000	979,310
		1,327,811
MALAYSIA — 0.2%
TNB Global Ventures Capital Bhd Series EMTN, 3.24%, 10/19/2026	200,000	185,306
MEXICO — 6.9%
Banco Mercantil del Norte SA Series REGS, 10 Year CMT + 5.47%, 7.50%, 6/27/2029 (a)	800,000	696,192
Banco Nacional de Comercio Exterior SNC 5 Year CMT + 2.00%, 2.72%, 8/11/2031 (a)	700,000	587,062
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand SOFR + 0.30%, 5.95%, 10/1/2028	1,000,000	993,730
BBVA Bancomer SA:
Series REGS, 5 Year CMT + 3.00%, 5.35%, 11/12/2029 (a)	476,000	458,555
5 Year CMT + 4.31%, 5.88%, 9/13/2034 (a)	700,000	626,192
Security Description	Principal Amount	Value
Braskem Idesa SAPI 6.99%, 2/20/2032	$ 200,000	$ 128,138
Cemex SAB de CV:
5 Year CMT + 4.53%, 5.13%, 6/8/2026 (a)	800,000	712,768
5 Year CMT + 4.91%, 9.13%, 3/14/2028 (a)(b)	200,000	202,986
Mexarrend SAPI de CV 10.25%, 7/24/2024 (b)	300,000	66,072
Mexico Generadora de Energia S de Real Series REGS, 5.50%, 12/6/2032	657,655	634,071
Petroleos Mexicanos 6.75%, 9/21/2047	550,000	344,399
Unifin Financiera SAB de CV Series REGS, 5 Year CMT + 6.31%, 8.88%, 1/29/2025 (d)	800,000	4,464
		5,454,629
PANAMA — 4.4%
Banco General SA Series REGS, 4.13%, 8/7/2027	200,000	188,122
Banistmo SA 4.25%, 7/31/2027	1,200,000	1,111,032
C&W Senior Financing DAC Series REGS, 6.88%, 9/15/2027	400,000	349,068
Empresa de Transmision Electrica SA 5.13%, 5/2/2049	246,000	200,101
Global Bank Corp. 3 Month USD LIBOR + 3.30%, 5.25%, 4/16/2029 (a)	1,000,000	910,740
Multibank, Inc. 7.75%, 2/3/2028 (b)	200,000	203,266
UEP Penonome II SA 6.50%, 10/1/2038 (b)	716,971	534,567
		3,496,896
PARAGUAY — 1.3%
Banco Continental SAECA 2.75%, 12/10/2025	300,000	271,767
Bioceanico Sovereign Certificate Ltd. Zero Coupon, 6/5/2034	445,288	311,715
Frigorifico Concepcion SA 7.70%, 7/21/2028	200,000	156,598
Rutas 2 & 7 Finance Ltd. 0.01%, 9/30/2036	450,000	293,202
		1,033,282
PERU — 10.4%
Banco BBVA Peru SA 5 Year CMT + 2.75%, 5.25%, 9/22/2029 (a)	200,000	194,774
Banco de Credito del Peru S.A.:
5 Year CMT + 2.45%, 3.25%, 9/30/2031 (a)	650,000	572,585
Series REGS, 5 Year CMT + 3.00%, 3.13%, 7/1/2030 (a)	1,100,000	1,009,789

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Banco Internacional del Peru SAA Interbank Series REGS, 1 year CMT + 3.71%, 4.00%, 7/8/2030 (a)	$ 1,900,000	$ 1,744,504
Fenix Power Peru SA Series REGS, 4.32%, 9/20/2027	776,471	726,971
Hunt Oil Co. of Peru LLC Sucursal Del Peru Series REGS, 6.38%, 6/1/2028	1,622,400	1,559,905
Inkia Energy Ltd. Series REGS, 5.88%, 11/9/2027	400,000	380,088
Lima Metro Line 2 Finance Ltd. 5.88%, 7/5/2034	591,958	578,639
Orazul Energy Peru SA 5.63%, 4/28/2027	252,000	226,987
Petroleos del Peru SA:
4.75%, 6/19/2032	500,000	375,225
5.63%, 6/19/2047	200,000	129,190
Transportadora de Gas del Peru SA Series REGS, 4.25%, 4/30/2028	800,000	772,168
		8,270,825
SAUDI ARABIA — 1.7%
EIG Pearl Holdings SARL:
3.55%, 8/31/2036	900,000	769,005
Series REGS, 4.39%, 11/30/2046	800,000	626,080
		1,395,085
SINGAPORE — 8.5%
DBS Group Holdings Ltd. Series GMTN, 5 Year CMT + 1.10%, 1.82%, 3/10/2031 (a)	1,550,000	1,385,436
Oversea-Chinese Banking Corp. Ltd. 5 Year CMT + 1.58%, 1.83%, 9/10/2030 (a)(b)	1,900,000	1,730,767
SingTel Group Treasury Pte. Ltd. 1.88%, 6/10/2030	800,000	666,864
Temasek Financial I Ltd. 1.00%, 10/6/2030 (b)	1,500,000	1,189,725
United Overseas Bank Ltd.:
5 Year CMT + 1.23%, 2.00%, 10/14/2031 (a)	900,000	789,858
Series GMTN, 5 Year CMT + 1.52%, 1.75%, 3/16/2031 (a)	1,100,000	977,972
		6,740,622
SOUTH AFRICA — 0.4%
Sasol Financing USA LLC 5.50%, 3/18/2031	400,000	314,768
SOUTH KOREA — 1.8%
KT Corp.:
1.00%, 9/1/2025	400,000	362,581
Security Description	Principal Amount	Value
Series REGS, 2.50%, 7/18/2026	$ 400,000	$ 365,844
Shinhan Financial Group Co. Ltd. 5 Year CMT + 2.06%, 2.88%, 5/12/2026 (a)(b)	550,000	484,225
Woori Bank 4.75%, 4/30/2024	200,000	197,256
		1,409,906
UNITED ARAB EMIRATES — 2.2%
Galaxy Pipeline Assets Bidco Ltd. 2.16%, 3/31/2034 (b)	2,040,330	1,734,893
UNITED STATES — 1.8%
Freeport-McMoRan, Inc.:
4.38%, 8/1/2028	200,000	188,726
4.63%, 8/1/2030	1,300,000	1,227,824
		1,416,550
TOTAL CORPORATE BONDS & NOTES (Cost $70,949,149)		63,939,689
FOREIGN GOVERNMENT OBLIGATIONS — 15.2%
CHILE — 1.2%
Chile Government International Bonds:
3.10%, 5/7/2041	400,000	301,488
3.10%, 1/22/2061	200,000	130,906
3.50%, 1/25/2050	700,000	526,729
		959,123
COLOMBIA — 1.3%
Colombia Government International Bonds:
4.13%, 5/15/2051	950,000	569,620
5.00%, 6/15/2045	700,000	485,723
		1,055,343
INDONESIA — 2.0%
Indonesia Government International Bonds 3.70%, 10/30/2049	900,000	717,831
Perusahaan Penerbit SBSN Indonesia III 2.55%, 6/9/2031 (b)	1,000,000	856,550
		1,574,381
MEXICO — 4.5%
Mexico Government International Bonds:
2.66%, 5/24/2031	1,400,000	1,165,038
4.40%, 2/12/2052	1,350,000	1,066,662
6.34%, 5/4/2053	1,325,000	1,352,759
		3,584,459
PANAMA — 3.3%
Banco Latinoamericano de Comercio Exterior SA 2.38%, 9/14/2025	600,000	558,936

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Panama Government International Bonds:
2.25%, 9/29/2032	$ 300,000	$ 229,194
3.87%, 7/23/2060	2,100,000	1,389,381
4.30%, 4/29/2053	600,000	446,724
		2,624,235
PHILIPPINES — 0.4%
Philippines Government International Bonds:
2.65%, 12/10/2045	300,000	202,563
3.70%, 3/1/2041	200,000	166,084
		368,647
SAUDI ARABIA — 0.5%
Saudi Government International Bonds Series REGS, 2.25%, 2/2/2033	500,000	402,370
SOUTH AFRICA — 0.7%
Republic of South Africa Government International Bonds 4.30%, 10/12/2028	600,000	529,896
SOUTH KOREA — 1.3%
Korea East-West Power Co. Ltd. Series REGS, 1.75%, 5/6/2025	900,000	837,918
Korea Electric Power Corp. Series REGS, 1.13%, 6/15/2025	200,000	183,868
		1,021,786
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $15,200,169)		12,120,240
	Shares
SHORT-TERM INVESTMENT — 3.1%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 5.07% (e)(f) (Cost $2,452,803)	2,452,803	2,452,803
TOTAL INVESTMENTS — 98.7% (Cost $88,602,121)		78,512,732
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.3%		1,018,835
NET ASSETS — 100.0%		$ 79,531,567

(a)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 16.7% of net assets as of June 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	Security is currently in default and/or issuer is in bankruptcy.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(f)	The rate shown is the annualized seven-day yield at June 30, 2023.
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$63,939,689	$—	$63,939,689
Foreign Government Obligations	—	12,120,240	—	12,120,240
Short-Term Investment	2,452,803	—	—	2,452,803
TOTAL INVESTMENTS	$2,452,803	$76,059,929	$—	$78,512,732
Industry Breakdown as of June 30, 2023

% of Net Assets
Banks	23.7%
Electric	15.9
Foreign Government Obligations	15.2
Oil & Gas	7.4
Pipelines	7.1
Chemicals	4.5
Telecommunications	4.3
Commercial Services	3.5
Mining	3.0
Oil & Gas Services	1.6
Iron/Steel	1.5
Investment Company Security	1.5
Holding Companies-Diversified	1.4
Transportation	1.3
Construction Materials	1.1
Food	1.0
Energy-Alternate Sources	0.7
Engineering & Construction	0.4
Media	0.2
Agriculture	0.2
Diversified Financial Services	0.1
Short-Term Investment	3.1
Other Assets in Excess of Liabilities	1.3
TOTAL	100.0%
(The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 6/30/22	Value at 6/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/23	Value at 6/30/23	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	681,102	$681,102	$35,856,265	$34,084,564	$—	$—	2,452,803	$2,452,803	$100,724
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS
June 30, 2023

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 15.2%
AEROSPACE & DEFENSE — 0.2%
Raytheon Technologies Corp. 5.00%, 2/27/2026	$ 305,000	$ 304,640
AGRICULTURE — 0.2%
Philip Morris International, Inc. 4.88%, 2/13/2026	305,000	302,816
AUTO MANUFACTURERS — 0.5%
General Motors Financial Co., Inc. 5.25%, 3/1/2026	305,000	300,254
Hyundai Capital America 1.00%, 9/17/2024 (a)	325,000	305,770
		606,024
BANKS — 3.8%
Banco BBVA Peru SA 5 Year CMT + 2.75%, 5.25%, 9/22/2029 (b)	100,000	97,387
Banco Bilbao Vizcaya Argentaria Colombia SA Series REGS, 4.88%, 4/21/2025	200,000	191,588
Banco Internacional del Peru SAA Interbank Series REGS, 1 year CMT + 3.71%, 4.00%, 7/8/2030 (b)	150,000	137,724
Bank Hapoalim BM 5 Year CMT + 2.16%, 3.26%, 1/21/2032 (a) (b)	200,000	171,303
Bank Leumi Le-Israel BM 5 Year CMT + 1.63%, 3.28%, 1/29/2031 (a) (b)	200,000	178,688
Bank of America Corp. Series MTN, 3 Month SOFR + 1.23%, 3.46%, 3/15/2025 (b)	300,000	294,054
Bank of Montreal SOFR + 0.71%, 5.80%, 3/8/2024 (b)	300,000	299,847
Bank of Nova Scotia 4.75%, 2/2/2026	305,000	300,340
BBVA Bancomer SA Series REGS, 5 Year CMT + 3.00%, 5.35%, 11/12/2029 (b)	200,000	192,670
Citigroup, Inc.:
SOFR + 1.53%, 3.29%, 3/17/2026 (b)	130,000	124,396
3 Month SOFR + 1.16%, 3.35%, 4/24/2025 (b)	335,000	327,489
Goldman Sachs Group, Inc. 3.50%, 4/1/2025	310,000	297,575
JPMorgan Chase & Co.:
3 Month SOFR + 1.42%, 3.22%, 3/1/2025 (b)	150,000	147,143
Security Description	Principal Amount	Value
3.90%, 7/15/2025	$ 285,000	$ 277,898
Morgan Stanley Series MTN, SOFR + 0.46%, 5.52%, 1/25/2024 (b)	275,000	274,741
Multibank, Inc. 7.75%, 2/3/2028 (a)	200,000	203,266
PNC Financial Services Group, Inc. SOFR + 1.32%, 5.81%, 6/12/2026 (b)	155,000	154,186
Royal Bank of Canada 3.38%, 4/14/2025	310,000	298,617
Toronto-Dominion Bank Series MTN, 0.70%, 9/10/2024	320,000	301,555
Truist Financial Corp. SOFR + 1.46%, 4.26%, 7/28/2026 (b)	310,000	297,823
Wells Fargo & Co. Series MTN, 3 Month SOFR + 1.09%, 2.41%, 10/30/2025 (b)	315,000	300,129
		4,868,419
BEVERAGES — 0.3%
Constellation Brands, Inc. 5.00%, 2/2/2026	315,000	313,901
BIOTECHNOLOGY — 0.5%
Amgen, Inc. 5.51%, 3/2/2026	300,000	299,271
Royalty Pharma PLC:
0.75%, 9/2/2023	265,000	262,475
1.75%, 9/2/2027	45,000	38,741
		600,487
CHEMICALS — 0.3%
Braskem Netherlands Finance BV 5 Year CMT + 8.22%, 8.50%, 1/23/2081 (b)	200,000	203,796
Sasol Financing USA LLC 4.38%, 9/18/2026	200,000	177,112
		380,908
COMMERCIAL SERVICES — 0.5%
Adani International Container Terminal Pvt Ltd. Series REGS, 3.00%, 2/16/2031	183,000	143,327
Adani Ports & Special Economic Zone Ltd. 4.00%, 7/30/2027	200,000	169,406
Triton Container International Ltd. 0.80%, 8/1/2023 (a)	305,000	303,643
		616,376

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 0.7%
American Express Co. SOFR + 1.00%, 4.99%, 5/1/2026 (b)	$ 300,000	$ 296,604
Avolon Holdings Funding Ltd. 5.13%, 10/1/2023 (a)	290,000	288,939
Capital One Financial Corp. SOFR + 2.16%, 4.99%, 7/24/2026 (b)	285,000	276,176
		861,719
ELECTRIC — 1.5%
Empresa Electrica Angamos SA Series REGS, 4.88%, 5/25/2029	104,300	94,468
Entergy Louisiana LLC 0.95%, 10/1/2024	310,000	292,426
Fenix Power Peru SA Series REGS, 4.32%, 9/20/2027	282,353	264,353
Minejesa Capital BV Series REGS, 4.63%, 8/10/2030	400,000	358,960
Pacific Gas & Electric Co.:
3.25%, 2/16/2024	175,000	171,727
4.95%, 6/8/2025	115,000	111,605
Southern California Edison Co. 4.90%, 6/1/2026	300,000	295,818
TNB Global Ventures Capital Bhd Series EMTN, 3.24%, 10/19/2026	300,000	277,959
		1,867,316
ENGINEERING & CONSTRUCTION — 0.1%
Bioceanico Sovereign Certificate Ltd. Zero Coupon, 6/5/2034	133,586	93,514
ENTERTAINMENT — 0.3%
WarnerMedia Holdings, Inc. 3.79%, 3/15/2025	325,000	314,054
ENVIRONMENTAL CONTROL — 0.2%
Republic Services, Inc. 2.50%, 8/15/2024	315,000	303,950
HEALTH CARE PRODUCTS — 0.2%
Zimmer Biomet Holdings, Inc. 1.45%, 11/22/2024	320,000	301,590
HEALTH CARE SERVICES — 0.5%
Elevance Health, Inc. 3.50%, 8/15/2024	305,000	297,256
HCA, Inc. 5.00%, 3/15/2024	315,000	312,842
		610,098
Security Description	Principal Amount	Value
INSURANCE — 0.2%
Athene Global Funding SOFR + 0.70%, 5.79%, 5/24/2024 (a) (b)	$ 305,000	$ 301,941
INTERNET — 0.4%
Expedia Group, Inc. 6.25%, 5/1/2025 (a)	295,000	295,985
Meta Platforms, Inc. 4.60%, 5/15/2028	180,000	178,114
		474,099
LODGING — 0.3%
Marriott International, Inc. 3.60%, 4/15/2024	315,000	309,752
MACHINERY, CONSTRUCTION & MINING — 0.2%
Caterpillar Financial Services Corp. 4.35%, 5/15/2026	305,000	300,233
MACHINERY-DIVERSIFIED — 0.2%
John Deere Capital Corp. 4.75%, 1/20/2028	285,000	284,570
MINING — 0.2%
Freeport-McMoRan, Inc. 4.13%, 3/1/2028	50,000	46,949
Glencore Funding LLC 1.63%, 9/1/2025 (a)	245,000	224,971
		271,920
MISCELLANEOUS MANUFACTURER — 0.2%
Parker-Hannifin Corp. 3.65%, 6/15/2024	300,000	294,042
OIL & GAS — 0.2%
ONGC Videsh Ltd. 4.63%, 7/15/2024	200,000	197,180
Petrobras Global Finance BV 7.38%, 1/17/2027	100,000	104,052
		301,232
PIPELINES — 0.8%
AI Candelaria Spain SA Series REGS, 7.50%, 12/15/2028	220,833	206,965
Energy Transfer LP 5.88%, 1/15/2024	305,000	304,784
GNL Quintero SA Series REGS, 4.63%, 7/31/2029	305,920	297,666
Transportadora de Gas del Peru SA Series REGS, 4.25%, 4/30/2028	200,000	193,042
		1,002,457
REAL ESTATE INVESTMENT TRUSTS — 0.3%
Welltower OP LLC REIT, 3.63%, 3/15/2024	320,000	314,230

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
RETAIL — 0.2%
Dollar Tree, Inc. 4.00%, 5/15/2025	$ 300,000	$ 290,661
SEMICONDUCTORS — 0.7%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.88%, 1/15/2027	60,000	57,228
Broadcom, Inc. 3.15%, 11/15/2025	255,000	242,327
Microchip Technology, Inc. 0.97%, 2/15/2024	315,000	304,920
NXP BV/NXP Funding LLC/NXP USA, Inc. 4.40%, 6/1/2027	310,000	299,584
		904,059
SOFTWARE — 0.2%
Oracle Corp. 5.80%, 11/10/2025	305,000	308,425
TELECOMMUNICATIONS — 0.7%
KT Corp. Series REGS, 2.50%, 7/18/2026	200,000	182,922
Millicom International Cellular SA Series REGS, 5.13%, 1/15/2028	180,000	158,031
SingTel Group Treasury Pte. Ltd. Class EMTN, 3.25%, 6/30/2025	200,000	192,292
Verizon Communications, Inc. 3 Month USD LIBOR + 1.10%, 6.42%, 5/15/2025 (b)	300,000	302,112
VTR Comunicaciones SpA 5.13%, 1/15/2028	200,000	104,016
		939,373
TRANSPORTATION — 0.4%
Canadian Pacific Railway Co. 1.35%, 12/2/2024	330,000	310,230
MV24 Capital BV 6.75%, 6/1/2034	168,118	151,239
		461,469
TRUCKING & LEASING — 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp. 4.40%, 7/1/2027 (a)	315,000	297,385
TOTAL CORPORATE BONDS & NOTES (Cost $20,152,113)		19,401,660
Security Description	Principal Amount	Value
ASSET-BACKED SECURITIES — 25.4%
AUTOMOBILE — 1.8%
CPS Auto Receivables Trust Series 2021-A, Class D, 1.16%, 12/15/2026 (a)	$ 600,000	$ 575,194
Exeter Automobile Receivables Trust Series 2021-1A, Class C, 0.74%, 1/15/2026	183,460	181,164
GLS Auto Receivables Issuer Trust Series 2021-2A, Class C, 1.08%, 6/15/2026 (a)	500,000	485,724
Hertz Vehicle Financing LLC Series 2021-1A, Class B, 1.56%, 12/26/2025 (a)	350,000	327,161
Santander Drive Auto Receivables Trust Series 2020-4, Class D, 1.48%, 1/15/2027	750,000	724,734
		2,293,977
OTHER ABS — 23.5%
ACREC Ltd. Series 2021-FL1, Class A, 1 Month USD LIBOR + 1.15%, 6.31%, 10/16/2036 (a) (b)	176,173	173,622
Affirm Asset Securitization Trust Series 2022-A, Class A, 4.30%, 5/17/2027 (a)	500,000	486,575
Anchorage Capital CLO 19 Ltd. Series 2021-19A, Class A, 3 Month USD LIBOR + 1.21%, 6.47%, 10/15/2034 (a) (b)	1,500,000	1,460,850
Arbor Realty Commercial Real Estate Notes Ltd. Series 2022-FL1, Class A, SOFR30A + 1.45%, 6.52%, 1/15/2037 (a) (b)	250,000	245,477
Bain Capital Credit CLO Ltd. Series 2019-1A, Class AR, 3 Month USD LIBOR + 1.13%, 6.40%, 4/19/2034 (a) (b)	500,000	490,457
BDS LLC Series 2022-FL11, Class ATS, 1 Month USD Term LIBOR + 1.80%, 6.88%, 3/19/2039 (a) (b)	250,000	246,655
BDS Ltd. Series 2021-FL9, Class A, 1 Month USD LIBOR + 1.07%, 6.23%, 11/16/2038 (a) (b)	150,000	145,242
BRSP Ltd. Series 2021-FL1, Class A, 1 Month USD Term LIBOR + 1.26%, 6.36%, 8/19/2038 (a) (b)	151,000	146,817

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
BSPRT Issuer Ltd.:
Series 2021-FL7, Class A, 1 Month USD LIBOR + 1.32%, 6.51%, 12/15/2038 (a) (b)	$ 200,000	$ 195,646
Series 2022-FL8, Class A, SOFR30A + 1.50%, 6.57%, 2/15/2037 (a) (b)	200,000	195,640
Series 2021-FL6, Class A, 1 Month USD LIBOR + 1.10%, 6.29%, 3/15/2036 (a) (b)	138,000	135,348
Carlyle U.S. CLO Ltd. Series 2021-1A, Class A1, 3 Month USD LIBOR + 1.14%, 6.40%, 4/15/2034 (a) (b)	1,000,000	982,692
CarVal CLO IV Ltd. Series 2021-1A, Class A1A, 3 Month USD LIBOR + 1.18%, 6.43%, 7/20/2034 (a) (b)	500,000	491,600
CHCP Ltd. Series 2021-FL1, Class A, 1 Month USD Term LIBOR + 1.16%, 6.27%, 2/15/2038 (a) (b)	202,476	198,365
CQS U.S. CLO Ltd. Series 2021-1A, Class A, 3 Month USD LIBOR + 1.22%, 6.47%, 1/20/2035 (a) (b)	1,000,000	973,200
Credit-Based Asset Servicing & Securitization LLC Series 2004-CB7, Class M1, 1 Month USD LIBOR + 1.01%, 3.31%, 10/25/2034 (b)	533,262	480,287
Diamond Resorts Owner Trust Series 2021-1A, Class A, 1.51%, 11/21/2033 (a)	420,185	385,152
FS Rialto Issuer LLC:
Series 2021-FL3, Class A, 1 Month USD LIBOR + 1.25%, 6.41%, 11/16/2036 (a) (b)	181,000	175,150
Series 2022-FL5, Class A, 1 Month USD Term LIBOR + 2.30%, 7.39%, 6/19/2037 (a) (b)	300,000	297,390
Series 2022-FL4, Class AS, SOFR30A + 2.40%, 7.47%, 1/19/2039 (a) (b)	250,000	247,059
Series 2021-FL2, Class A, 1 Month USD LIBOR + 1.33%, 6.44%, 5/16/2038 (a) (b)	147,513	143,985
Security Description	Principal Amount	Value
Greystone CRE Notes Ltd. Series 2021-FL3, Class A, 1 Month USD Term LIBOR + 1.13%, 6.28%, 7/15/2039 (a) (b)	$ 200,000	$ 195,275
HalseyPoint CLO 3 Ltd. Series 2020-3A, Class A1A, 3 Month USD LIBOR + 1.45%, 6.75%, 11/30/2032 (a) (b)	1,150,000	1,138,040
Jamestown CLO XV Ltd. Series 2020-15A, Class A, 3 Month USD LIBOR + 1.34%, 6.60%, 4/15/2033 (a) (b)	500,000	495,350
KREF Ltd. Series 2021-FL2, Class AS, 1 Month USD LIBOR + 1.30%, 6.46%, 2/15/2039 (a) (b)	250,000	235,816
LCCM Trust:
Series 2021-FL3, Class A, 1 Month USD LIBOR + 1.56%, 6.71%, 11/15/2038 (a) (b)	181,000	177,726
Series 2021-FL2, Class A, 1 Month USD Term LIBOR + 1.31%, 6.46%, 12/13/2038 (a) (b)	151,000	147,616
LoanCore Issuer Ltd. Series 2022-CRE7, Class A, SOFR30A + 1.55%, 6.62%, 1/17/2037 (a) (b)	500,000	490,107
Loanpal Solar Loan Ltd. Series 2021-1GS, Class A, 2.29%, 1/20/2048 (a)	327,908	262,786
Marble Point CLO XXI Ltd. Series 2021-3A, Class A1, 3 Month USD LIBOR + 1.24%, 6.50%, 10/17/2034 (a) (b)	2,000,000	1,948,238
Marlette Funding Trust Series 2021-1A, Class C, 1.41%, 6/16/2031 (a)	650,000	638,011
MF1 Ltd.:
Series 2022-FL8, Class A, SOFR30A + 1.35%, 6.42%, 2/19/2037 (a) (b)	347,000	338,359
Series 2021-FL7, Class A, 1 Month USD LIBOR + 1.08%, 6.24%, 10/16/2036 (a) (b)	192,000	187,347
Series 2021-FL6, Class A, 1 Month USD Term LIBOR + 1.21%, 6.32%, 7/16/2036 (a) (b)	250,000	245,245
MP CLO VIII Ltd. Series 2015-2A, Class ARR, 3 Month USD LIBOR + 1.20%, 6.47%, 4/28/2034 (a) (b)	500,000	485,200

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Northwoods Capital XVI Ltd. Series 2017-16A, Class A, 3 Month USD LIBOR + 1.27%, 6.59%, 11/15/2030 (a) (b)	$ 979,684	$ 971,160
Octagon Investment Partners 51 Ltd. Series 2021-1A, Class A, 3 Month USD LIBOR + 1.15%, 6.40%, 7/20/2034 (a) (b)	1,000,000	980,000
Pagaya AI Debt Selection Trust:
Series 2021-3, Class B, 1.74%, 5/15/2029 (a)	999,946	961,091
Series 2021-5, Class B, 2.63%, 8/15/2029 (a)	999,882	948,957
Pagaya AI Debt Trust Series 2023-1, Class A, 7.56%, 7/15/2030 (a)	453,939	455,192
Peace Park CLO Ltd. Series 2021-1A, Class A, 3 Month USD LIBOR + 1.13%, 6.38%, 10/20/2034 (a) (b)	1,000,000	982,635
Regatta VI Funding Ltd. Series 2016-1A, Class AR2, 3 Month USD LIBOR + 1.16%, 6.41%, 4/20/2034 (a) (b)	1,000,000	980,800
Regatta XXIII Funding Ltd. Series 2021-4A, Class A1, 3 Month USD LIBOR + 1.15%, 6.40%, 1/20/2035 (a) (b)	2,265,000	2,220,832
Sapphire Aviation Finance II Ltd. Series 2020-1A, Class A, 3.23%, 3/15/2040 (a)	352,943	296,712
Shackleton CLO Ltd. Series 2013-3A, Class AR, 3 Month USD LIBOR + 1.12%, 6.38%, 7/15/2030 (a) (b)	411,907	408,200
Sound Point CLO XIV Ltd. Series 2016-3A, Class AR2, 3 Month USD LIBOR + 0.99%, 6.26%, 1/23/2029 (a) (b)	617,872	615,710
Sound Point CLO XXVI Ltd. Series 2020-1A, Class AR, 3 Month USD LIBOR + 1.17%, 6.42%, 7/20/2034 (a) (b)	1,000,000	976,679
TRTX Issuer Ltd. Series 2022-FL5, Class A, SOFR30A + 1.65%, 6.72%, 2/15/2039 (a) (b)	200,000	194,055
Vibrant CLO VIII Ltd. Series 2018-8A, Class A1A, 3 Month SOFR + 1.4%, 6.45%, 1/20/2031 (a) (b)	466,067	462,702
VMC Finance LLC Series 2022-FL5, Class A, SOFR30A + 1.90%, 6.97%, 2/18/2039 (a) (b)	640,000	623,117
Security Description	Principal Amount	Value
VOLT C LLC Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (a) (c)	$ 378,216	$ 344,327
VOLT CI LLC Series 2021-NP10, Class A1, 1.99%, 5/25/2051 (a) (c)	1,337,425	1,217,590
Washington Mutual Asset-Backed Certificates WMABS Trust Series 2006-HE5, Class 2A2, 1 Month USD LIBOR + 0.18%, 3.91%, 10/25/2036 (b)	273,104	97,704
Wellfleet CLO Ltd. Series 2020-2A, Class AR, 3 Month USD LIBOR + 1.22%, 6.48%, 7/15/2034 (a) (b)	1,000,000	975,400
		29,995,188
STUDENT LOAN ABS — 0.1%
Commonbond Student Loan Trust Series 2018-BGS, Class B, 3.99%, 9/25/2045 (a)	116,238	107,426
Laurel Road Prime Student Loan Trust Series 2019-A, Class A1FX, 2.34%, 10/25/2048 (a)	23,349	22,690
		130,116
TOTAL ASSET-BACKED SECURITIES (Cost $33,211,314)		32,419,281
FOREIGN GOVERNMENT OBLIGATIONS — 0.6%
COLOMBIA — 0.1%
Colombia Government International Bonds 4.50%, 1/28/2026	200,000	190,352
DOMINICAN REPUBLIC — 0.1%
Dominican Republic International Bonds 5.50%, 1/27/2025	100,000	98,485
PANAMA — 0.2%
Panama Government International Bonds 3.75%, 3/16/2025	250,000	241,975
SOUTH AFRICA — 0.2%
Republic of South Africa Government International Bonds 4.88%, 4/14/2026	200,000	191,506
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $771,931)		722,318

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.4%
Federal Home Loan Mortgage Corp.:
2.00%, 3/1/2036	$ 1,253,554	$ 1,111,333
2.00%, 11/1/2036	993,796	884,142
Federal Home Loan Mortgage Corp. REMICS:
Series 4211, Class AP, 1.60%, 3/15/2043	743,775	678,906
Series 4461, Class BA, CMO, 2.00%, 12/15/2043	479,635	437,473
Series 5179, Class GD, CMO, 2.00%, 12/25/2047	881,267	753,149
Series 4030, ClassAN, CMO, REMIC, 1.75%, 4/15/2027	247,275	237,633
Series 4484, ClassCD, CMO, REMIC, 1.75%, 7/15/2030	60,452	55,979
Federal National Mortgage Association:
1.50%, 5/1/2036	949,580	822,175
2.00%, 9/1/2036	801,938	710,942
3.00%, 11/1/2033	638,710	602,585
3.00%, 11/1/2036	153,464	142,183
Federal National Mortgage Association REMICS:
Series 2010-141, Class FB, CMO, REMIC, 1 Month USD LIBOR + 0.47%, 5.62%, 12/25/2040 (b)	131,392	129,825
Series 2012-32, Class DA, CMO, REMIC, 2.00%, 11/25/2026	148,527	146,160
Series 2016-8, Class FA, CMO, REMIC, 1 Month USD LIBOR + 0.45%, 5.60%, 3/25/2046 (b)	217,833	211,881
Series 2018-27, Class FJ, CMO, REMIC, 1 Month USD LIBOR + 0.30%, 5.45%, 12/25/2047 (b)	153,567	147,813
Series 2018-45, Class FA, CMO, REMIC, 1 Month USD LIBOR + 0.30%, 5.45%, 6/25/2048 (b)	170,663	164,288
Federal National Mortgage Association-Aces Series 2020-M49, Class 1A1, VRN, 1.30%, 11/25/2030 (b)	1,051,225	912,331
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,215,716)		8,148,798
U.S. TREASURY OBLIGATIONS — 27.7%
U.S. Treasury Bill:
4.85%, 7/25/2023	3,750,000	3,738,542
Security Description	Principal Amount	Value
5.07%, 8/10/2023	$ 15,000,000	$ 14,918,735
U.S. Treasury Notes:
3.00%, 7/15/2025	5,000,000	4,818,750
4.25%, 10/15/2025	12,000,000	11,865,938
TOTAL U.S. TREASURY OBLIGATIONS (Cost $35,490,116)		35,341,965
MORTGAGE-BACKED SECURITIES — 9.5%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AR8, Class 2A1A, CMO, 4.29%, 7/25/2037 (b)	3,081,083	2,446,044
Countrywide Alternative Loan Trust:
Series 2006-J7, Class 1A3, 6.25%, 11/25/2036	414,884	212,447
Series 2006-41CB, Class 1A3, CMO, 6.00%, 1/25/2037	239,537	135,183
CSMC Trust Series 2020-RPL3, Class A1, CMO, 2.69%, 3/25/2060 (a) (b)	808,234	783,652
Legacy Mortgage Asset Trust:
Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (a) (c)	380,094	354,353
Series 2021-GS2, Class A1, 1.75%, 4/25/2061 (a) (c)	322,380	298,147
Luminent Mortgage Trust Series 2007-1, Class 1A1, CMO, 1 Month USD LIBOR + 0.32%, 5.47%, 11/25/2036 (b)	2,524,421	2,338,863
Preston Ridge Partners Mortgage LLC Series 2022-1, Class A1, 3.72%, 2/25/2027 (a) (c)	1,637,312	1,551,010
Residential Asset Securitization Trust Series 2006-A6, Class 1A4, CMO, IO, 6.00%, 7/25/2036	2,597,779	642,833
Residential Mortgage Loan Trust Series 2020-1, Class A1, 2.38%, 1/26/2060 (a) (b)	880,052	824,447
Verus Securitization Trust Series 2022-3, Class A1, 4.13%, 2/25/2067 (a) (c)	785,017	716,893
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR16, Class 2A1, CMO, 3.44%, 12/25/2036 (b)	1,835,844	1,612,810

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2005-8, Class 2CB3, CMO, 1 Month USD LIBOR + 0.41%, 5.50%, 10/25/2035 (b)	$ 283,499	$ 262,684
TOTAL MORTGAGE-BACKED SECURITIES (Cost $13,736,016)		12,179,366
COMMERCIAL MORTGAGE BACKED SECURITIES — 6.1%
ACREC LLC Series 2023-FL2, Class A, 1 Month USD Term LIBOR + 2.23%, 7.32%, 2/19/2038 (a) (b)	250,000	247,620
Arbor Multifamily Mortgage Securities Trust Series 2021-MF2, Class A2, 2.02%, 6/15/2054 (a)	139,000	122,294
AREIT Trust Series 2022-CRE6, Class A, SOFR30A + 1.25%, 6.32%, 1/20/2037 (a) (b)	93,404	91,027
Bank:
Series 2017-BNK6, Class XA, IO, 0.91%, 7/15/2060 (b)	996,488	23,470
Series 2020-BN26, Class XA, IO, VRN, 1.34%, 3/15/2063 (b)	1,299,544	75,854
Benchmark Mortgage Trust:
Series 2018-B1, Class XA, IO, 0.68%, 1/15/2051 (b)	1,618,810	30,970
Series 2019-B15, Class XA, IO, VRN, 0.93%, 12/15/2072 (b)	4,046,926	149,200
BPR Trust:
Series 2021-TY, Class A, 1 Month USD LIBOR + 1.05%, 6.24%, 9/15/2038 (a) (b)	192,000	182,379
Series 2022-OANA, Class A, 1 Month USD Term LIBOR + 1.90%, 7.05%, 4/15/2037 (a) (b)	250,000	243,399
BX Commercial Mortgage Trust Series 2021-21M, Class A, 1 Month USD LIBOR + 0.73%, 5.92%, 10/15/2036 (a) (b)	134,847	130,474
BX Trust:
Series 2021-VIEW, Class A, 1 Month USD LIBOR + 1.28%, 6.47%, 6/15/2036 (a) (b)	299,000	275,160
Security Description	Principal Amount	Value
Series 2022-PSB, Class A, 1 Month USD Term LIBOR + 2.45%, 7.60%, 8/15/2039 (a) (b)	$ 133,893	$ 133,386
BXHPP Trust Series 2021-FILM, Class B, 1 Month USD LIBOR + 0.90%, 6.09%, 8/15/2036 (a) (b)	224,000	207,527
BXMT Ltd. Series 2021-FL4, Class A, 1 Month USD Term LIBOR + 1.16%, 6.31%, 5/15/2038 (a) (b)	138,000	133,487
Cantor Commercial Real Estate Lending Series 2019-CF1, Class 65A, 4.41%, 5/15/2052 (a) (b)	163,000	144,937
Citigroup Commercial Mortgage Trust:
Series 2019-PRM, Class D, 4.35%, 5/10/2036 (a)	261,000	258,491
Series 2016-GC37, Class XA, IO, 1.82%, 4/10/2049 (b)	377,555	12,761
CLNC Ltd. Series 2019-FL1, Class AS, ABS, 1 Month USD Term LIBOR + 1.66%, 6.76%, 8/20/2035 (a) (b)	131,000	127,288
COMM Mortgage Trust:
Series 2014-UBS5, Class A3, 3.57%, 9/10/2047	200,000	194,805
Series 2015-DC1, Class A5, 3.35%, 2/10/2048	200,000	190,465
Series 2018-HCLV, Class A, 1 Month USD LIBOR + 1.10%, 6.29%, 9/15/2033 (a) (b)	70,000	64,054
Series 2015-CR25, Class XA, IO, 0.95%, 8/10/2048 (b)	1,069,805	14,487
CSAIL Commercial Mortgage Trust:
Series 2017-C8, Class XA, IO, 1.24%, 6/15/2050 (b)	241,109	7,976
Series 2017-CX10, Class XA, IO, 0.89%, 11/15/2050 (b)	842,097	19,921
Series 2017-CX9, Class XA, IO, 0.79%, 9/15/2050 (b)	1,250,120	19,601
EQUS Mortgage Trust Series 2021-EQAZ, Class A, 1 Month USD LIBOR + 0.75%, 5.95%, 10/15/2038 (a) (b)	180,996	175,803
Extended Stay America Trust Series 2021-ESH, Class A, 1 Month USD LIBOR + 1.08%, 6.27%, 7/15/2038 (a) (b)	144,561	141,687

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
FS Rialto Issuer LLC Series 2019-FL1, Class A, 1 Month USD LIBOR + 1.20%, 6.36%, 12/16/2036 (a) (b)	$ 67,021	$ 66,774
GPMT Ltd. Series 2021-FL3, Class A, 1 Month USD LIBOR + 1.25%, 6.41%, 7/16/2035 (a) (b)	56,623	55,845
GS Mortgage Securities Corportation Trust Series 2021-IP, Class A, 1 Month USD LIBOR + 0.95%, 6.14%, 10/15/2036 (a) (b)	181,000	170,266
GS Mortgage Securities Trust:
Series 2017-GS7, Class XA, IO, 1.23%, 8/10/2050 (b)	371,572	12,129
Series 2020-GC47, Class XA, IO, VRN, 1.24%, 5/12/2053 (b)	2,110,415	120,304
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2019-MFP, Class A, 1 Month USD LIBOR + 0.96% , 6.15%, 7/15/2036 (a) (b)	32,968	32,747
Series 2022-NLP, Class A, 1 Month USD LIBOR + 0.60%, 5.74%, 4/15/2037 (a) (b)	187,129	171,460
Series 2016-JP4, Class XA, IO, 0.71%, 12/15/2049 (b)	1,346,583	19,731
JPMBB Commercial Mortgage Securities Trust Series 2014-C25, Class B, VRN, 4.35%, 11/15/2047 (b)	150,000	134,888
JPMCC Commercial Mortgage Securities Trust Series 2019-COR5, Class XA, IO, VRN, 1.63%, 6/13/2052 (b)	1,082,408	64,065
LoanCore Issuer Ltd.:
Series 2019-CRE2, Class AS, 1 Month USD LIBOR + 1.50%, 6.69%, 5/15/2036 (a) (b)	57,252	56,148
Series 2019-CRE3, Class AS, 1 Month USD LIBOR + 1.37%, 6.56%, 4/15/2034 (a) (b)	29,180	29,131
MF1 Multifamily Housing Mortgage Loan Trust Series 2021-FL5, Class AS, 1 Month USD Term LIBOR + 1.31%, 6.46%, 7/15/2036 (a) (b)	138,000	133,911
MHP Trust Series 2022-MHIL, Class A, 1 Month USD Term LIBOR + 0.81%, 5.96%, 1/15/2027 (a) (b)	152,550	147,878
Security Description	Principal Amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C15, Class XA, IO, 0.95%, 4/15/2047 (b)	$ 480,196	$ 481
Series 2014-C19, Class LNCX, IO, 0.76%, 12/15/2046 (a) (b)	1,130,145	6,805
Morgan Stanley Capital I Trust:
Series 2019-PLND, Class B, 1 Month USD LIBOR + 1.30%, 6.49%, 5/15/2036 (a) (b)	163,000	151,775
Series 2019-PLND, Class D, 1 Month USD LIBOR + 1.75%, 6.94%, 5/15/2036 (a) (b)	127,000	108,190
Series 2021-L6, Class A2, 2.13%, 6/15/2054 (b)	151,000	133,276
Series 2016-UB12, Class XA, IO, 0.79%, 12/15/2049 (b)	1,328,985	23,901
MSC Trust Series 2021-ILP, Class A, 1 Month USD LIBOR + 0.78%, 5.97%, 11/15/2023 (a) (b)	180,403	175,401
MSCG Trust Series 2018-SELF, Class A, 1 Month USD LIBOR + 0.90%, 6.09%, 10/15/2037 (a) (b)	72,196	71,239
Natixis Commercial Mortgage Securities Trust Series 2018-FL1, Class A, 1 Month USD LIBOR + 0.95%, 6.14%, 6/15/2035 (a) (b)	32,473	30,649
Ready Capital Mortgage Financing LLC Series 2021-FL7, Class A, 1 Month USD LIBOR + 1.20%, 6.35%, 11/25/2036 (a) (b)	107,944	105,261
RIAL Issuer Ltd. Series 2022-FL8, Class A, 1 Month USD Term LIBOR + 2.25%, 7.34%, 1/19/2037 (a) (b)	250,000	245,556
SMR Mortgage Trust Series 2022-IND, Class A, 1 Month USD Term LIBOR + 1.65%, 6.80%, 2/15/2039 (a) (b)	149,364	142,282
SREIT Trust Series 2021-MFP, Class A, 1 Month USD LIBOR + 0.73%, 5.92%, 11/15/2038 (a) (b)	181,000	175,686
Starwood Ltd. Series 2019-FL1, Class AS, 1 Month USD Term LIBOR + 1.51%, 6.62%, 7/15/2038 (a) (b)	100,000	96,891
UBS Commercial Mortgage Trust Series 2017-C1, Class XA, IO, 1.69%, 6/15/2050 (b)	599,979	26,009

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Velocity Commercial Capital Loan Trust Series 2018-2, Class A, 4.05%, 10/26/2048 (a) (b)	$ 249,645	$ 236,317
Wells Fargo Commercial Mortgage Trust:
Series 2021-C60, Class A2, 2.04%, 8/15/2054	151,000	134,136
Series 2021-SAVE, Class A, 1 Month USD LIBOR + 1.15%, 6.34%, 2/15/2040 (a) (b)	90,902	85,494
Series 2021-SAVE, Class B, 1 Month USD LIBOR + 1.45%, 6.64%, 2/15/2040 (a) (b)	90,902	83,093
Series 2022-ONL, Class A, 3.86%, 12/15/2039 (a)	500,000	446,862
Series 2019-C51, Class XA, IO, VRN, 1.48%, 6/15/2052 (b)	977,033	53,655
Series 2019-C52, Class XA, IO, VRN, 1.75%, 8/15/2052 (b)	2,872,560	190,191
WFRBS Commercial Mortgage Trust:
Series 2014-C21, Class AS, 3.89%, 8/15/2047	250,000	237,852
Series 2013-C18, Class XA, IO, 0.88%, 12/15/2046 (b)	703,122	793
Series 2014-C23, Class AS, VRN, 4.21%, 10/15/2057 (b)	235,000	225,269
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $9,153,327)		7,820,864
SENIOR FLOATING RATE LOANS — 5.6%
BROADLINE RETAIL — 0.2%
KFC Holding Co. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 1.75%, 6.90%, 3/15/2028 (b)	267,621	265,848
BUILDING PRODUCTS — 0.4%
Ingersoll-Rand Services Co. Senior Secured 2020 USD Spinco Term Loan, 1 Month USD SOFR + 1.75%, 6.95%, 3/1/2027 (b)	440,886	440,921
CAPITAL MARKETS — 0.0% (d)
Focus Financial Partners LLC Senior Secured 2021 Term Loan B4, 1 Month USD SOFR + 2.50%, 7.60%, 6/30/2028 (b)	34,472	34,123
Security Description	Principal Amount	Value
CASINO SERVICES — 0.3%
Stars Group Holdings BV Senior Secured 2018 USD Incremental Term Loan, 3 Month USD SOFR + 2.25%, 7.75%, 7/21/2026 (b)	$ 358,465	$ 358,870
CHEMICALS — 0.2%
Axalta Coating Systems U.S. Holdings, Inc. 2022 USD Term Loan B4, 3 Month USD SOFR + 3.00%, 8.22%, 12/20/2029 (b)	106,087	106,444
Element Solutions, Inc. Senior Secured 2019 Term Loan B1, 1 Month USD SOFR + 2.00%, 7.10%, 1/31/2026 (b)	129,726	129,847
		236,291
COMMERCIAL SERVICES & SUPPLIES — 0.0% (d)
Aramark Services, Inc. Senior Secured 2023 Term Loan B6, 1 Week USD SOFR + 2.50%, 7.72%, 6/22/2030	10,000	10,013
DISTRIBUTION/WHOLESALE — 0.2%
Resideo Funding, Inc. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 2.25%, 7.60%, 2/11/2028 (b)	293,985	293,434
ENTERTAINMENT — 0.2%
WMG Acquisition Corp. Senior Secured 2021 Term Loan G, 1 Month USD SOFR + 2.13%, 7.33%, 1/20/2028 (b)	277,767	277,358
FINANCIAL SERVICES — 0.7%
Fleetcor Technologies Operating Co. LLC Senior Secured 2021 Term Loan B4, 1 Month USD SOFR + 1.75%, 6.95%, 4/28/2028 (b)	416,507	413,956
Setanta Aircraft Leasing Designated Activity Co. Senior Secured Term Loan B, 3 Month USD LIBOR + 2.00%, 7.54%, 11/5/2028 (b)	185,000	185,248
Trans Union LLC Senior Secured 2019 Term Loan B5, 1 Month USD LIBOR + 1.75%, 6.95%, 11/16/2026 (b)	185,468	185,223
Walker & Dunlop, Inc. Senior Secured 2021 Term Loan, 1 Month USD SOFR + 2.25%, 7.45%, 12/16/2028 (b)	39,400	39,105
		823,532

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
FORESTRY — 0.3%
Asplundh Tree Expert LLC Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 1.75%, 6.95%, 9/7/2027 (b)	$ 416,436	$ 415,851
HEALTH CARE PROVIDERS & SERVICES — 0.5%
Catalent Pharma Solutions, Inc. Senior Secured 2021 Term Loan B3, 1 Month USD LIBOR + 2.00%, 2/22/2028 (b)	34,298	33,666
Horizon Therapeutics USA, Inc. Senior Secured 2021 Term Loan B2, 1 Month USD SOFR + 1.75%, 6.95%, 3/15/2028 (b)	416,479	415,773
ICON Luxembourg SARL Senior Secured LUX Term Loan, 3 Month USD SOFR + 2.25%, 7.75%, 7/3/2028 (b)	184,474	184,705
PRA Health Sciences, Inc. Senior Secured US Term Loan, 3 Month USD SOFR + 2.25%, 7.75%, 7/3/2028 (b)	45,962	46,019
		680,163
HOTELS, RESTAURANTS & LEISURE — 0.0% (d)
Wyndham Hotels & Resorts, Inc. 2023 Term Loan B, 1 Month USD SOFR + 2.25%, 7.45%, 5/24/2030 (b)	35,000	35,059
HOUSEHOLD PRODUCTS — 0.3%
Reynolds Consumer Products LLC Senior Secured Term Loan, 1 Month USD SOFR + 1.75%, 6.83%, 2/4/2027 (b)	405,362	405,409
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.3%
Vistra Operations Co. LLC Senior Secured 1st Lien Term Loan B3, 1 Month USD LIBOR + 1.75%, 6.90%, 12/31/2025 (b)	366,372	365,914
INTERNET & TELECOM — 0.3%
Go Daddy Operating Co. LLC Senior Secured 2022 Term Loan B5, 1 Month USD SOFR + 3.25%, 8.08%, 11/9/2029 (b)	306,199	307,142
MACHINERY — 0.1%
Ali Group North America Corp. Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 2.00%, 7.08%, 7/30/2029 (b)	71,589	71,669
Security Description	Principal Amount	Value
MEDIA — 0.1%
Nexstar Broadcasting, Inc. Senior Secured 2019 Term Loan B4, 1 Month USD SOFR + 2.50%, 7.72%, 9/18/2026 (b)	$ 135,800	$ 135,824
MRI/MEDICAL DIAG IMAGING — 0.2%
IQVIA, Inc. Senior Secured 2018 USD Term Loan B3, 3 Month USD LIBOR + 1.75%, 7.29%, 6/11/2025 (b)	271,862	272,117
PHARMACEUTICALS — 0.3%
Grifols Worldwide Operations USA, Inc. Senior Secured USD 2019 Term Loan B, 3 Month USD SOFR + 2.00%, 7.41%, 11/15/2027 (b)	319,481	314,889
PROFESSIONAL SERVICES — 0.1%
Trans Union LLC Senior Secured 2021 Term Loan B6, 1 Month USD SOFR + 2.25%, 7.47%, 12/1/2028 (b)	89,250	89,143
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
Iron Mountain, Inc. Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 1.75% 6.94%, 1/2/2026(b)	416,214	413,355
SOFTWARE — 0.4%
NortonLifeLock, Inc. Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 2.00%, 7.20%, 9/12/2029 (b)	246,026	245,104
SS&C Technologies, Inc. Senior Secured 2018 Term Loan B5, 1 Month USD LIBOR + 1.75%, 6.97%, 4/16/2025 (b)	310,801	310,853
		555,957
SPECIALTY RETAIL — 0.2%
Pilot Travel Centers LLC Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 2.00%, 7.20%, 8/4/2028 (b)	273,601	273,551
TOTAL SENIOR FLOATING RATE LOANS (Cost $7,066,022)		7,076,433

See accompanying notes to financial statements.

SSGA ACTIVE TRUST
SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Shares	Value
SHORT-TERM INVESTMENT — 3.0%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 5.07% (e) (f) (Cost $3,869,754)	3,869,754	$ 3,869,754
TOTAL INVESTMENTS — 99.5% (Cost $132,666,309)		126,980,439
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		650,393
NET ASSETS — 100.0%		$ 127,630,832
(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 34.3% of net assets as of June 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	Step-up bond - Coupon rate increases in increments to maturity. Rate shown as of June 30, 2023. Maturity date shown is the final maturity.
(d)	Amount is less than 0.05% of net assets.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(f)	The rate shown is the annualized seven-day yield at June 30, 2023.
ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
VRN	Variable Rate Note

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$ 19,401,660	$—	$ 19,401,660
Asset-Backed Securities	—	32,419,281	—	32,419,281
Foreign Government Obligations	—	722,318	—	722,318
U.S. Government Agency Obligations	—	8,148,798	—	8,148,798
U.S. Treasury Obligations	—	35,341,965	—	35,341,965
Mortgage-Backed Securities	—	12,179,366	—	12,179,366
Commercial Mortgage Backed Securities	—	7,820,864	—	7,820,864
Senior Floating Rate Loans	—	7,076,433	—	7,076,433
Short-Term Investment	3,869,754	—	—	3,869,754
TOTAL INVESTMENTS	$3,869,754	$123,110,685	$—	$126,980,439

Affiliate Table
	Number of Shares Held at 6/30/22	Value at 6/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/23	Value at 6/30/23	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	7,824,635	$7,824,635	$68,018,930	$71,973,811	$—	$—	3,869,754	$3,869,754	$184,641
See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS
June 30, 2023

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 12.8%
AUSTRALIA — 0.2%
Glencore Funding LLC 1.63%, 4/27/2026 (a)	$ 1,555,000	$ 1,401,988
Macquarie Group Ltd. SOFR + 1.53%, 2.87%, 1/14/2033 (a) (b)	3,345,000	2,670,581
Westpac Banking Corp. 5 Year CMT + 1.53%, 3.02%, 11/18/2036 (b)	2,920,000	2,234,764
		6,307,333
BELGIUM — 0.1%
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/2049	2,225,000	2,343,348
BERMUDA — 0.1%
Triton Container International Ltd./TAL International Container Corp. 3.25%, 3/15/2032	2,790,000	2,191,433
BRAZIL — 0.3%
Banco do Brasil SA Series REGS, 10 Year CMT + 6.36%, 9.00%, 6/18/2024 (b)	1,100,000	1,104,400
Banco do Estado do Rio Grande do Sul SA Series REGS, VRN, 5 Year CMT + 4.93%, 5.38%, 1/28/2031 (b)	500,000	450,565
Braskem Netherlands Finance BV 5 Year CMT + 8.22%, 8.50%, 1/23/2081 (b)	1,100,000	1,120,878
BRF SA 4.88%, 1/24/2030	400,000	323,620
Cosan Luxembourg SA:
7.00%, 1/20/2027	200,000	200,078
7.50%, 6/27/2030 (a)	600,000	593,718
Cosan Overseas Ltd. 8.25%, 8/5/2023	900,000	894,973
Guara Norte SARL 5.20%, 6/15/2034	795,834	693,737
MARB BondCo PLC 3.95%, 1/29/2031	500,000	357,555
MC Brazil Downstream Trading SARL 7.25%, 6/30/2031	579,751	391,807
Minerva Luxembourg SA 4.38%, 3/18/2031	700,000	547,890
Movida Europe SA 5.25%, 2/8/2031	400,000	324,892
MV24 Capital BV 6.75%, 6/1/2034	924,649	831,814
NBM U.S. Holdings, Inc.:
6.63%, 8/6/2029	200,000	182,942
Security Description	Principal Amount	Value
7.00%, 5/14/2026	$ 200,000	$ 194,274
Nexa Resources SA Series REGS, 5.38%, 5/4/2027	300,000	279,114
Petrobras Global Finance BV 6.75%, 6/3/2050	1,000,000	902,120
Simpar Europe SA 5.20%, 1/26/2031	200,000	158,712
Unigel Luxembourg SA 8.75%, 10/1/2026	400,000	130,148
		9,683,237
CANADA — 0.5%
1375209 BC Ltd. 9.00%, 1/30/2028 (a)	79,000	79,197
Air Canada 3.88%, 8/15/2026 (a)	550,000	509,894
Bank of Montreal 5 Year CMT + 1.40%, 3.09%, 1/10/2037 (b)	2,850,000	2,231,294
Bank of Nova Scotia 3.45%, 4/11/2025	4,515,000	4,350,609
Bombardier, Inc. 7.88%, 4/15/2027 (a)	490,000	488,854
Garda World Security Corp.:
4.63%, 2/15/2027 (a)	615,000	563,297
6.00%, 6/1/2029 (a)	350,000	287,819
GFL Environmental, Inc. 4.00%, 8/1/2028 (a)	550,000	493,136
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 5.00%, 12/31/2026 (a)	380,000	351,340
Mattamy Group Corp. 4.63%, 3/1/2030 (a)	570,000	493,580
Parkland Corp.:
4.50%, 10/1/2029 (a)	435,000	377,932
4.63%, 5/1/2030 (a)	300,000	260,241
Primo Water Holdings, Inc. 4.38%, 4/30/2029 (a)	325,000	278,294
Superior Plus LP/Superior General Partner, Inc. 4.50%, 3/15/2029 (a)	395,000	346,759
Telesat Canada/Telesat LLC:
4.88%, 6/1/2027 (a)	175,000	105,005
6.50%, 10/15/2027 (a)	170,000	71,619
Tervita Corp. 11.00%, 12/1/2025 (a)	237,000	252,106
Titan Acquisition Ltd./Titan Co.-Borrower LLC 7.75%, 4/15/2026 (a)	410,000	372,378
Toronto-Dominion Bank 4.69%, 9/15/2027	2,295,000	2,246,920
		14,160,274

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
CAYMAN ISLANDS — 0.0% (c)
Global Aircraft Leasing Co. Ltd. PIK, 6.50%, 9/15/2024 (a)	$ 584,188	$ 535,064
CHILE — 0.1%
Agrosuper SA 4.60%, 1/20/2032	300,000	253,671
CAP SA 3.90%, 4/27/2031 (a)	1,050,000	762,804
Chile Electricity PEC SpA 0.01%, 1/25/2028 (a)	900,000	696,744
Empresa Electrica Cochrane SpA Series REGS, 5.50%, 5/14/2027	480,640	443,251
Inversiones La Construccion SA 4.75%, 2/7/2032	900,000	723,573
VTR Comunicaciones SpA 5.13%, 1/15/2028	600,000	312,048
		3,192,091
CHINA — 0.1%
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.88%, 6/18/2026	1,815,000	1,744,578
COLOMBIA — 0.2%
AI Candelaria Spain SA 5.75%, 6/15/2033 (a)	1,265,000	939,111
Banco Davivienda SA VRN, 10 Year CMT + 5.10%, 6.65%, 4/22/2031 (a) (b)	600,000	440,994
Banco GNB Sudameris SA:
7.05%, 4/3/2027 (b)	100,000	91,000
5 Year CMT + 6.66%, 7.50%, 4/16/2031 (b)	150,000	121,841
Bancolombia SA VRN, 5 Year CMT + 2.94%, 4.63%, 12/18/2029 (b)	600,000	511,038
Ecopetrol SA:
5.88%, 5/28/2045	200,000	136,426
5.88%, 11/2/2051	2,050,000	1,354,168
Empresas Publicas de Medellin ESP Series REGS, 4.25%, 7/18/2029	1,400,000	1,106,070
Grupo Aval Ltd. 4.38%, 2/4/2030 (a)	300,000	235,395
Oleoducto Central SA Series REGS, 4.00%, 7/14/2027	500,000	440,045
		5,376,088
FRANCE — 0.1%
Altice France SA 5.50%, 10/15/2029 (a)	460,000	330,643
Security Description	Principal Amount	Value
TotalEnergies Capital International SA 3.39%, 6/29/2060	$ 1,600,000	$ 1,173,904
		1,504,547
GERMANY — 0.0% (c)
TK Elevator U.S. Newco, Inc. 5.25%, 7/15/2027 (a)	325,000	300,492
GUATEMALA — 0.1%
Banco Industrial SA 5 Year CMT + 4.44%, 4.88%, 1/29/2031 (b)	600,000	559,146
CT Trust 5.13%, 2/3/2032	800,000	644,072
Millicom International Cellular SA:
6.25%, 3/25/2029	180,000	161,310
6.63%, 10/15/2026	540,000	519,815
Series REGS, 5.13%, 1/15/2028	360,000	316,062
		2,200,405
HONG KONG — 0.0% (c)
Seaspan Corp. 5.50%, 8/1/2029 (a)	325,000	255,479
INDIA — 0.2%
Adani Electricity Mumbai Ltd.:
Series REGS, 3.87%, 7/22/2031	400,000	281,602
Series REGS, 3.95%, 2/12/2030	400,000	297,164
Adani International Container Terminal Pvt Ltd. Series REGS, 3.00%, 2/16/2031	732,000	573,309
Adani Ports & Special Economic Zone Ltd.:
3.83%, 2/2/2032	700,000	510,566
4.00%, 7/30/2027	200,000	169,406
Series REGS, 4.38%, 7/3/2029	400,000	322,496
Adani Transmission Step-One Ltd. 4.00%, 8/3/2026	600,000	524,402
JSW Hydro Energy Ltd. 4.13%, 5/18/2031 (a)	588,000	497,172
Network i2i Ltd.:
5 Year CMT + 4.27%, 5.65%, 1/15/2025 (b)	400,000	388,672
Series REGS, 5 Year CMT + 3.39%, 3.98%, 12/31/2099 (b)	200,000	178,754
UPL Corp. Ltd.:
4.50%, 3/8/2028	1,300,000	1,164,489
4.63%, 6/16/2030	200,000	171,000

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Vedanta Resources Finance II PLC 9.25%, 4/23/2026 (a)	$ 1,400,000	$ 1,046,668
		6,125,700
INDONESIA — 0.1%
Freeport Indonesia PT:
5.32%, 4/14/2032 (a)	400,000	378,976
6.20%, 4/14/2052	200,000	182,106
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT 5.45%, 5/15/2030	400,000	389,852
LLPL Capital Pte. Ltd. 6.88%, 2/4/2039	1,075,230	968,814
Minejesa Capital BV Series REGS, 5.63%, 8/10/2037	2,200,000	1,730,410
		3,650,158
IRELAND — 0.1%
Avolon Holdings Funding Ltd.:
2.13%, 2/21/2026 (a)	1,670,000	1,484,062
3.25%, 2/15/2027 (a)	785,000	700,542
		2,184,604
ISRAEL — 0.1%
Bank Hapoalim BM 5 Year CMT + 2.16%, 3.26%, 1/21/2032 (a) (b)	1,400,000	1,199,120
Bank Leumi Le-Israel BM 5 Year CMT + 1.63%, 3.28%, 1/29/2031 (a) (b)	1,200,000	1,072,128
		2,271,248
JAMAICA — 0.0% (c)
Digicel Group Holdings Ltd.:
PIK, 7.00%, 12/31/2099 (a)	643,886	70,827
PIK, 8.00%, 4/1/2025 (a)	873,471	384,074
		454,901
KUWAIT — 0.0% (c)
MEGlobal BV Series REGS, 2.63%, 4/28/2028	700,000	609,876
MEGlobal Canada ULC 5.00%, 5/18/2025	200,000	195,862
		805,738
LUXEMBOURG — 0.0% (c)
Altice Financing SA 5.00%, 1/15/2028 (a)	240,000	191,971
Altice France Holding SA 6.00%, 2/15/2028 (a)	430,000	209,518
Intelsat Jackson Holdings SA 6.50%, 3/15/2030 (a)	240,000	218,054
		619,543
Security Description	Principal Amount	Value
MALAYSIA — 0.0% (c)
TNB Global Ventures Capital Bhd Series EMTN, 3.24%, 10/19/2026	$ 200,000	$ 185,306
MEXICO — 0.2%
Banco Mercantil del Norte SA:
10 year CMT + 5.03%, 6.63%, 12/31/2099 (b)	200,000	154,536
10 year CMT + 5.47%, 7.50%, 6/27/2029 (a) (b)	1,400,000	1,218,336
Banco Nacional de Comercio Exterior SNC 5 Year CMT + 2.00%, 2.72%, 8/11/2031 (b)	1,000,000	838,660
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand SOFR + 0.30%, 5.95%, 10/1/2028 (b)	700,000	695,611
BBVA Bancomer SA:
VRN, 5 Year CMT + 4.31%, 5.88%, 9/13/2034 (b)	400,000	357,824
Series REGS, 5 Year CMT + 2.65%, 5.13%, 1/18/2033 (b)	550,000	479,765
Series REGS, 5 Year CMT + 3.00%, 5.35%, 11/12/2029 (b)	200,000	192,670
Braskem Idesa SAPI 6.99%, 2/20/2032	500,000	320,345
Cemex SAB de CV:
5 Year CMT + 4.53%, 5.13%, 6/8/2026 (b)	1,000,000	890,960
5 Year CMT + 4.91%, 9.13%, 3/14/2028 (a) (b)	200,000	202,986
Credito Real SAB de CV SOFOM ER Series REGS, 5 Year CMT + 7.03%, 9.13%, 11/29/2027 (b) (d)	500,000	5,455
Mexarrend SAPI de CV 10.25%, 7/24/2024 (a)	282,000	62,108
Unifin Financiera SAB de CV Series REGS, 5 Year CMT + 6.31%, 8.88%, 1/29/2025 (b) (d)	1,800,000	10,044
		5,429,300
NETHERLANDS — 0.0% (c)
VZ Secured Financing BV 5.00%, 1/15/2032 (a)	575,000	463,738
PANAMA — 0.1%
Banco General SA Series REGS, 4.13%, 8/7/2027	200,000	188,122
Banistmo SA 4.25%, 7/31/2027	700,000	648,102

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
C&W Senior Financing DAC Series REGS, 6.88%, 9/15/2027	$ 450,000	$ 392,702
Empresa de Transmision Electrica SA 5.13%, 5/2/2049	200,000	162,684
Global Bank Corp. 3 Month USD LIBOR + 3.30%, 5.25%, 4/16/2029 (b)	700,000	637,518
Multibank, Inc. 7.75%, 2/3/2028 (a)	300,000	304,899
UEP Penonome II SA:
6.50%, 10/1/2038 (a)	317,646	236,833
Series REGS, 6.50%, 10/1/2038	363,023	270,667
		2,841,527
PARAGUAY — 0.1%
Banco Continental SAECA 2.75%, 12/10/2025	800,000	724,712
Bioceanico Sovereign Certificate Ltd. Zero Coupon, 6/5/2034	534,345	374,057
Frigorifico Concepcion SA 7.70%, 7/21/2028	400,000	313,196
Rutas 2 & 7 Finance Ltd. 0.01%, 9/30/2036	675,000	439,803
		1,851,768
PERU — 0.2%
Banco de Credito del Peru S.A.:
VRN, 5 Year CMT + 3.00%, 3.13%, 7/1/2030 (a) (b)	400,000	367,196
Series REGS, 5 Year CMT + 3.00%, 3.13%, 7/1/2030 (b)	700,000	642,593
Banco Internacional del Peru SAA Interbank Series REGS, VRN, 1 year CMT + 3.71%, 4.00%, 7/8/2030 (b)	1,700,000	1,560,872
Fenix Power Peru SA Series REGS, 4.32%, 9/20/2027	282,353	264,353
Hunt Oil Co. of Peru LLC Sucursal Del Peru Series REGS, 6.38%, 6/1/2028	1,319,552	1,268,723
Inkia Energy Ltd. Series REGS, 5.88%, 11/9/2027	531,000	504,567
Lima Metro Line 2 Finance Ltd. 5.88%, 7/5/2034	137,665	134,567
Petroleos del Peru SA:
4.75%, 6/19/2032	700,000	525,315
5.63%, 6/19/2047	400,000	258,380
Security Description	Principal Amount	Value
Transportadora de Gas del Peru SA Series REGS, 4.25%, 4/30/2028	$ 400,000	$ 386,084
		5,912,650
SAUDI ARABIA — 0.0% (c)
EIG Pearl Holdings SARL:
3.55%, 8/31/2036	700,000	598,115
Series REGS, 4.39%, 11/30/2046	900,000	704,340
		1,302,455
SINGAPORE — 0.2%
Avation Capital SA PIK, 8.25%, 10/31/2026 (a)	270,808	236,015
DBS Group Holdings Ltd. Series GMTN, VRN, 5 Year CMT + 1.10%, 1.82%, 3/10/2031 (b)	1,400,000	1,251,362
Oversea-Chinese Banking Corp. Ltd. Series REGS, VRN, 5 Year CMT + 1.58%, 1.83%, 9/10/2030 (b)	1,500,000	1,366,395
Temasek Financial I Ltd. 1.00%, 10/6/2030 (a)	1,150,000	912,122
United Overseas Bank Ltd.:
5 Year CMT + 1.23%, 2.00%, 10/14/2031 (b)	400,000	351,048
Series GMTN, VRN, 5 Year CMT + 1.52%, 1.75%, 3/16/2031 (b)	1,200,000	1,066,879
		5,183,821
SOUTH AFRICA — 0.0% (c)
Sasol Financing USA LLC:
4.38%, 9/18/2026	200,000	177,112
5.50%, 3/18/2031	800,000	629,536
		806,648
SOUTH KOREA — 0.0% (c)
Shinhan Financial Group Co. Ltd. VRN, 5 Year CMT + 2.06%, 2.88%, 5/12/2026 (a) (b)	500,000	440,205
Woori Bank 4.75%, 4/30/2024	200,000	197,256
		637,461
SPAIN — 0.0% (c)
Grifols Escrow Issuer SA 4.75%, 10/15/2028 (a)	640,000	555,488
THAILAND — 0.0% (c)
Bangkok Bank PCL VRN, 5 Year CMT + 4.73%, 5.00%, 9/23/2025 (b)	200,000	189,750

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
UNITED ARAB EMIRATES — 0.0% (c)
Galaxy Pipeline Assets Bidco Ltd.:
1.75%, 9/30/2027	$ 583,497	$ 537,689
2.16%, 3/31/2034 (a)	177,420	150,860
2.94%, 9/30/2040	189,970	152,261
		840,810
UNITED KINGDOM — 0.1%
BAT Capital Corp. 2.73%, 3/25/2031	2,845,000	2,265,388
eG Global Finance PLC 8.50%, 10/30/2025 (a)	415,000	404,633
		2,670,021
UNITED STATES — 9.6%
AbbVie, Inc. 3.85%, 6/15/2024	2,360,000	2,321,272
Academy Ltd. 6.00%, 11/15/2027 (a)	705,000	678,873
Acuris Finance U.S., Inc./Acuris Finance SARL 5.00%, 5/1/2028 (a)	475,000	371,773
AdaptHealth LLC 5.13%, 3/1/2030 (a)	900,000	731,646
Advanced Drainage Systems, Inc. 6.38%, 6/15/2030 (a)	480,000	474,427
AEP Texas, Inc. Series H, 3.45%, 1/15/2050	2,330,000	1,679,231
Aethon United BR LP/Aethon United Finance Corp. 8.25%, 2/15/2026 (a)	305,000	300,221
Air Lease Corp. 3.25%, 3/1/2025	1,905,000	1,818,284
Air Methods Corp. 8.00%, 5/15/2025 (a)	78,000	587
Alexandria Real Estate Equities, Inc. 1.88%, 2/1/2033	2,270,000	1,661,209
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027 (a)	420,000	394,829
Allied Universal Holdco LLC/Allied Universal Finance Corp.:
6.63%, 7/15/2026 (a)	490,000	464,834
9.75%, 7/15/2027 (a)	355,000	312,649
AMC Entertainment Holdings, Inc. 7.50%, 2/15/2029 (a)	110,000	77,576
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.75%, 4/20/2029 (a)	1,050,000	1,020,442
Security Description	Principal Amount	Value
American Axle & Manufacturing, Inc. 5.00%, 10/1/2029	$ 155,000	$ 129,017
American Express Co. 3.95%, 8/1/2025	2,210,000	2,144,694
Amgen, Inc.:
5.25%, 3/2/2030	485,000	486,305
5.75%, 3/2/2063	870,000	884,259
AmWINS Group, Inc. 4.88%, 6/30/2029 (a)	440,000	397,707
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.75%, 3/1/2027 (a)	370,000	356,440
Antero Resources Corp. 5.38%, 3/1/2030 (a)	330,000	305,676
APi Group DE, Inc. 4.75%, 10/15/2029 (a)	475,000	427,557
Arconic Corp. 6.13%, 2/15/2028 (a)	860,000	871,361
Arrow Electronics, Inc. 3.88%, 1/12/2028	1,987,000	1,839,684
Ashton Woods USA LLC/Ashton Woods Finance Co. 4.63%, 4/1/2030 (a)	225,000	192,233
ASP Unifrax Holdings, Inc. 5.25%, 9/30/2028 (a)	295,000	212,978
AssuredPartners, Inc. 5.63%, 1/15/2029 (a)	410,000	355,470
AT&T, Inc.:
2.25%, 2/1/2032	2,815,000	2,237,643
2.75%, 6/1/2031	585,000	493,711
AthenaHealth Group, Inc. 6.50%, 2/15/2030 (a)	435,000	365,865
Athene Holding Ltd. 3.95%, 5/25/2051	3,720,000	2,511,595
Bank of America Corp.:
5 Year CMT + 1.20%, 2.48%, 9/21/2036 (b)	4,530,000	3,459,470
SOFR + 1.11%, 3.84%, 4/25/2025 (b)	555,000	544,488
SOFR + 1.75%, 4.83%, 7/22/2026 (b)	615,000	604,194
Bausch Health Cos., Inc.:
4.88%, 6/1/2028 (a)	420,000	250,068
6.13%, 2/1/2027 (a)	185,000	118,441
11.00%, 9/30/2028 (a)	141,000	100,303
14.00%, 10/15/2030 (a)	28,000	16,765
BCPE Empire Holdings, Inc. 7.63%, 5/1/2027 (a)	545,000	507,700
Becton Dickinson & Co. 4.69%, 2/13/2028	2,115,000	2,086,024
Blackstone Holdings Finance Co. LLC 2.00%, 1/30/2032 (a)	3,910,000	2,913,263

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.63%, 12/15/2025 (a)	$ 235,000	$ 237,543
Boeing Co. 2.95%, 2/1/2030	2,795,000	2,431,818
Boxer Parent Co., Inc. 7.13%, 10/2/2025 (a)	35,000	34,974
Boyd Gaming Corp. 4.75%, 6/15/2031 (a)	555,000	496,126
BP Capital Markets America, Inc. 4.89%, 9/11/2033	2,260,000	2,237,445
Brighthouse Financial Global Funding 1.00%, 4/12/2024 (a)	750,000	718,762
Broadcom, Inc. 3.42%, 4/15/2033 (a)	2,779,000	2,326,523
Brown & Brown, Inc. 2.38%, 3/15/2031	2,070,000	1,669,455
Builders FirstSource, Inc.:
4.25%, 2/1/2032 (a)	400,000	348,156
5.00%, 3/1/2030 (a)	400,000	373,860
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	1,550,000	1,301,550
Caesars Entertainment, Inc.:
4.63%, 10/15/2029 (a)	465,000	405,950
7.00%, 2/15/2030 (a)	25,000	25,122
Callon Petroleum Co. 7.50%, 6/15/2030 (a)	430,000	405,937
Calpine Corp.:
4.50%, 2/15/2028 (a)	265,000	239,907
4.63%, 2/1/2029 (a)	205,000	173,959
Capital One Financial Corp. SOFR + 2.16%, 4.99%, 7/24/2026 (b)	2,305,000	2,233,637
Carnival Corp.:
5.75%, 3/1/2027 (a)	725,000	666,942
9.88%, 8/1/2027 (a)	595,000	619,383
Castle U.S. Holding Corp. 9.50%, 2/15/2028 (a)	140,000	79,171
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25%, 1/15/2034 (a)	380,000	287,299
4.50%, 8/15/2030 (a)	370,000	308,214
4.75%, 3/1/2030 (a)	755,000	646,023
4.75%, 2/1/2032 (a)	375,000	305,190
Cedar Fair LP 5.25%, 7/15/2029	580,000	527,029
Charter Communications Operating LLC/Charter Communications Operating Capital 2.30%, 2/1/2032	3,975,000	3,007,366
Cheniere Energy, Inc. 4.63%, 10/15/2028	2,625,000	2,455,057
Security Description	Principal Amount	Value
Chesapeake Energy Corp. 5.88%, 2/1/2029 (a)	$ 515,000	$ 489,023
Chord Energy Corp. 6.38%, 6/1/2026 (a)	520,000	515,648
CHS/Community Health Systems, Inc.:
4.75%, 2/15/2031 (a)	310,000	234,245
6.00%, 1/15/2029 (a)	220,000	187,084
Citigroup, Inc. 3 Month SOFR + 1.65%, 3.67%, 7/24/2028 (b)	5,165,000	4,835,370
Civitas Resources, Inc. 8.38%, 7/1/2028 (a)	700,000	708,134
Clarios Global LP/Clarios U.S. Finance Co. 6.75%, 5/15/2028 (a)	340,000	339,385
Clarivate Science Holdings Corp. 4.88%, 7/1/2029 (a)	205,000	181,866
Clean Harbors, Inc. 5.13%, 7/15/2029 (a)	145,000	137,709
Clear Channel Outdoor Holdings, Inc. 7.50%, 6/1/2029 (a)	180,000	133,364
Clearway Energy Operating LLC 4.75%, 3/15/2028 (a)	375,000	345,836
Clydesdale Acquisition Holdings, Inc. 6.63%, 4/15/2029 (a)	205,000	196,115
CNX Midstream Partners LP 4.75%, 4/15/2030 (a)	550,000	465,267
CNX Resources Corp. 6.00%, 1/15/2029 (a)	375,000	348,139
Coherent Corp. 5.00%, 12/15/2029 (a)	390,000	352,307
Comcast Corp. 2.94%, 11/1/2056	3,646,000	2,375,041
CommScope Technologies LLC 5.00%, 3/15/2027 (a)	230,000	160,512
CommScope, Inc. 4.75%, 9/1/2029 (a)	470,000	371,192
Consolidated Communications, Inc. 5.00%, 10/1/2028 (a)	290,000	217,367
Constellation Brands, Inc.:
2.88%, 5/1/2030	2,625,000	2,278,894
3.15%, 8/1/2029	560,000	505,602
Continental Resources, Inc. 2.27%, 11/15/2026 (a)	1,330,000	1,182,742
Cornerstone Building Brands, Inc. 6.13%, 1/15/2029 (a)	210,000	166,847
Coty, Inc.:
5.00%, 4/15/2026 (a)	1,035,000	997,264
6.50%, 4/15/2026 (a)	245,000	242,903

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.50%, 6/15/2031 (a)	$ 1,015,000	$ 912,556
Crown Castle, Inc. 4.30%, 2/15/2029	2,395,000	2,254,773
CSC Holdings LLC:
5.75%, 1/15/2030 (a)	495,000	233,714
6.50%, 2/1/2029 (a)	445,000	360,735
CSI Compressco LP/CSI Compressco Finance, Inc. 7.50%, 4/1/2025 (a)	285,000	273,059
CSX Corp. 3.35%, 9/15/2049	3,230,000	2,386,776
CVR Partners LP/CVR Nitrogen Finance Corp. 6.13%, 6/15/2028 (a)	280,000	243,922
CVS Health Corp.:
5.13%, 2/21/2030	540,000	536,544
5.30%, 6/1/2033	1,135,000	1,133,025
5.88%, 6/1/2053	1,160,000	1,191,680
Dana, Inc.:
4.25%, 9/1/2030	95,000	79,730
5.38%, 11/15/2027	125,000	119,214
5.63%, 6/15/2028	300,000	283,794
Dealer Tire LLC/DT Issuer LLC 8.00%, 2/1/2028 (a)	270,000	247,150
Dick's Sporting Goods, Inc. 4.10%, 1/15/2052	780,000	541,921
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. 5.88%, 8/15/2027 (a)	320,000	289,750
DISH DBS Corp.:
5.13%, 6/1/2029	195,000	90,975
5.75%, 12/1/2028 (a)	405,000	303,066
5.88%, 11/15/2024	110,000	96,726
Dollar General Corp.:
3.50%, 4/3/2030	2,490,000	2,230,218
4.25%, 9/20/2024	1,190,000	1,167,676
Dollar Tree, Inc. 4.00%, 5/15/2025	2,113,000	2,047,222
Dornoch Debt Merger Sub, Inc. 6.63%, 10/15/2029 (a)	270,000	219,891
DTE Energy Co.:
4.22%, 11/1/2024 (e)	1,155,000	1,130,098
4.88%, 6/1/2028	2,310,000	2,260,474
Duke Energy Carolinas LLC 3.55%, 3/15/2052	950,000	724,565
Duke Energy Corp. 2.65%, 9/1/2026	3,870,000	3,579,286
Dun & Bradstreet Corp. 5.00%, 12/15/2029 (a)	730,000	643,342
Elevance Health, Inc. 4.10%, 5/15/2032	2,460,000	2,294,073
Embarq Corp. 8.00%, 6/1/2036	225,000	137,570
Security Description	Principal Amount	Value
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	$ 100,000	$ 57,673
Encompass Health Corp.:
4.50%, 2/1/2028	185,000	172,476
4.63%, 4/1/2031	455,000	403,098
4.75%, 2/1/2030	60,000	54,633
Endo Luxembourg Finance Co. I SARL/Endo U.S., Inc. 6.13%, 4/1/2029 (a) (d)	170,000	125,127
Energizer Holdings, Inc. 6.50%, 12/31/2027 (a)	235,000	226,310
Energy Transfer LP:
4.75%, 1/15/2026	1,185,000	1,159,072
5.00%, 5/15/2044	1,200,000	1,010,112
Entergy Louisiana LLC 4.75%, 9/15/2052	830,000	760,529
EQM Midstream Partners LP 4.75%, 1/15/2031 (a)	395,000	345,815
Essential Utilities, Inc. 3.35%, 4/15/2050	3,575,000	2,493,348
Everi Holdings, Inc. 5.00%, 7/15/2029 (a)	580,000	509,594
Exelon Corp.:
4.10%, 3/15/2052	350,000	282,779
5.15%, 3/15/2028	1,450,000	1,445,026
Expedia Group, Inc.:
3.80%, 2/15/2028	3,225,000	3,019,309
5.00%, 2/15/2026	1,780,000	1,756,682
Exxon Mobil Corp. 2.99%, 3/19/2025	1,490,000	1,436,047
Ferrellgas LP/Ferrellgas Finance Corp. 5.38%, 4/1/2026 (a)	430,000	399,483
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 6.75%, 1/15/2030 (a)	445,000	377,876
Ford Motor Co. 3.25%, 2/12/2032	1,275,000	1,001,283
Ford Motor Credit Co. LLC:
3.63%, 6/17/2031	545,000	446,382
4.95%, 5/28/2027	400,000	377,424
6.95%, 3/6/2026	1,000,000	1,005,070
Fortrea Holdings, Inc. 7.50%, 7/1/2030 (a)	520,000	532,272
Fortress Transportation & Infrastructure Investors LLC 5.50%, 5/1/2028 (a)	310,000	284,372
Freeport-McMoRan, Inc.:
4.38%, 8/1/2028	100,000	94,363
4.63%, 8/1/2030	300,000	283,344
5.25%, 9/1/2029	700,000	687,659
Frontier Communications Holdings LLC:
5.00%, 5/1/2028 (a)	250,000	215,690
5.88%, 10/15/2027 (a)	125,000	114,239

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Full House Resorts, Inc. 8.25%, 2/15/2028 (a)	$ 185,000	$ 173,227
Gap, Inc. 3.88%, 10/1/2031 (a)	395,000	270,749
General Motors Financial Co., Inc.:
2.40%, 10/15/2028	1,385,000	1,174,882
3.10%, 1/12/2032	465,000	376,120
Georgia-Pacific LLC 3.60%, 3/1/2025 (a)	2,318,000	2,237,403
Goldman Sachs Group, Inc. 3 Month USD LIBOR + 1.17%, 6.49%, 5/15/2026 (b)	4,625,000	4,647,061
Goodyear Tire & Rubber Co. 5.25%, 7/15/2031	470,000	408,294
GrafTech Finance, Inc. 4.63%, 12/15/2028 (a)	185,000	150,599
Griffon Corp. 5.75%, 3/1/2028	430,000	402,136
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	285,000	250,583
Guardian Life Global Funding 1.25%, 5/13/2026 (a)	2,150,000	1,913,113
Gulfport Energy Corp. 8.00%, 5/17/2026 (a)	175,000	175,868
Halliburton Co. 2.92%, 3/1/2030	922,000	811,378
HCA, Inc.:
4.13%, 6/15/2029	1,270,000	1,176,249
5.13%, 6/15/2039	1,290,000	1,196,965
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL 4.63%, 5/1/2028 (a)	575,000	492,924
Hertz Corp. 5.00%, 12/1/2029 (a)	125,000	103,261
Hess Midstream Operations LP:
4.25%, 2/15/2030 (a)	750,000	654,570
5.13%, 6/15/2028 (a)	365,000	343,392
5.50%, 10/15/2030 (a)	310,000	288,994
Hewlett Packard Enterprise Co. 5.90%, 10/1/2024	1,005,000	1,003,804
H-Food Holdings LLC/Hearthside Finance Co., Inc. 8.50%, 6/1/2026 (a)	290,000	114,538
Hightower Holding LLC 6.75%, 4/15/2029 (a)	315,000	272,670
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25%, 11/1/2028 (a)	540,000	509,074
Host Hotels & Resorts LP Series I, 3.50%, 9/15/2030	2,622,000	2,224,924
Security Description	Principal Amount	Value
HUB International Ltd. 7.25%, 6/15/2030 (a)	$ 450,000	$ 464,665
Hyundai Capital America 5.68%, 6/26/2028 (a)	1,845,000	1,830,129
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.25%, 5/15/2027	385,000	331,970
iHeartCommunications, Inc. 8.38%, 5/1/2027	75,000	49,963
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 7/1/2028 (a)	320,000	279,619
Installed Building Products, Inc. 5.75%, 2/1/2028 (a)	435,000	410,483
Invitation Homes Operating Partnership LP 2.70%, 1/15/2034	2,975,000	2,258,858
Iron Mountain, Inc.:
7.00%, 2/15/2029 (a)	470,000	470,973
REIT, 4.50%, 2/15/2031 (a)	580,000	498,353
Jacobs Engineering Group, Inc. 5.90%, 3/1/2033	2,420,000	2,374,867
JELD-WEN, Inc. 4.88%, 12/15/2027 (a)	285,000	252,405
JPMorgan Chase & Co.:
3 Month SOFR + 1.25%, 2.58%, 4/22/2032 (b)	2,965,000	2,461,928
SOFR + 1.26%, 2.96%, 1/25/2033 (b)	2,845,000	2,398,193
SOFR + 1.99%, 4.85%, 7/25/2028 (b)	1,275,000	1,257,762
Kinder Morgan, Inc. 5.20%, 6/1/2033	2,345,000	2,271,297
Leeward Renewable Energy Operations LLC 4.25%, 7/1/2029 (a)	425,000	378,556
Legacy LifePoint Health LLC 4.38%, 2/15/2027 (a)	310,000	242,296
Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc. 5.00%, 2/1/2026 (a)	340,000	310,362
Level 3 Financing, Inc. 10.50%, 5/15/2030 (a)	320,000	324,826
LFS Topco LLC 5.88%, 10/15/2026 (a)	345,000	303,428
LifePoint Health, Inc. 5.38%, 1/15/2029 (a)	145,000	85,689
Lions Gate Capital Holdings LLC 5.50%, 4/15/2029 (a)	140,000	101,384
Lowe's Cos., Inc. 4.40%, 9/8/2025	2,825,000	2,769,489

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
LSF9 Atlantis Holdings LLC/Victra Finance Corp. 7.75%, 2/15/2026 (a)	$ 350,000	$ 326,015
Lumen Technologies, Inc. 4.00%, 2/15/2027 (a)	155,000	115,796
M/I Homes, Inc. 4.95%, 2/1/2028	365,000	340,246
Madison IAQ LLC:
4.13%, 6/30/2028 (a)	570,000	502,027
5.88%, 6/30/2029 (a)	220,000	178,730
Marriott International, Inc. Series HH, 2.85%, 4/15/2031	2,705,000	2,274,607
Marvell Technology, Inc. 1.65%, 4/15/2026	2,000,000	1,801,960
Massachusetts Mutual Life Insurance Co. 3.38%, 4/15/2050 (a)	2,780,000	1,992,760
Match Group Holdings II LLC 5.00%, 12/15/2027 (a)	775,000	726,655
Mativ Holdings, Inc. 6.88%, 10/1/2026 (a)	250,000	218,298
McGraw-Hill Education, Inc. 5.75%, 8/1/2028 (a)	565,000	488,539
Medline Borrower LP 5.25%, 10/1/2029 (a)	555,000	481,751
Merck & Co., Inc. 4.50%, 5/17/2033	805,000	798,930
Meta Platforms, Inc. 5.60%, 5/15/2053	2,315,000	2,377,158
Metis Merger Sub LLC 6.50%, 5/15/2029 (a)	410,000	353,395
MetLife, Inc. 5.25%, 1/15/2054	2,690,000	2,618,823
Michaels Cos., Inc.:
5.25%, 5/1/2028 (a)	360,000	290,696
7.88%, 5/1/2029 (a)	200,000	134,988
Microsoft Corp. 2.92%, 3/17/2052	1,590,000	1,181,656
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.88%, 5/1/2029 (a)	555,000	491,591
ModivCare Escrow Issuer, Inc. 5.00%, 10/1/2029 (a)	565,000	418,286
Monongahela Power Co. 5.40%, 12/15/2043 (a)	1,230,000	1,191,858
Morgan Stanley SOFR + 1.36%, 2.48%, 9/16/2036 (b)	5,620,000	4,253,778
Moss Creek Resources Holdings, Inc. 7.50%, 1/15/2026 (a)	90,000	82,859
MPLX LP 1.75%, 3/1/2026	905,000	822,283
Security Description	Principal Amount	Value
Murphy Oil USA, Inc. 4.75%, 9/15/2029	$ 285,000	$ 261,961
Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	305,000	284,922
National Rural Utilities Cooperative Finance Corp. 4.80%, 3/15/2028	450,000	445,693
Nationstar Mortgage Holdings, Inc. 5.75%, 11/15/2031 (a)	480,000	394,190
Navient Corp. 5.00%, 3/15/2027	285,000	255,725
NCL Corp. Ltd.:
5.88%, 3/15/2026 (a)	395,000	370,771
8.38%, 2/1/2028 (a)	275,000	288,844
NetApp, Inc. 1.88%, 6/22/2025	1,850,000	1,719,482
News Corp. 5.13%, 2/15/2032 (a)	155,000	141,920
NextEra Energy Capital Holdings, Inc. 4.26%, 9/1/2024	950,000	934,163
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 2/1/2026 (a)	465,000	457,983
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 4/15/2026	110,000	103,547
NRG Energy, Inc. 3.63%, 2/15/2031 (a)	545,000	426,354
NuStar Logistics LP 6.00%, 6/1/2026	510,000	497,485
Olympus Water U.S. Holding Corp.:
4.25%, 10/1/2028 (a)	400,000	316,136
6.25%, 10/1/2029 (a)	200,000	144,354
Omnicom Group, Inc. 2.45%, 4/30/2030	2,700,000	2,265,354
OneMain Finance Corp.:
5.38%, 11/15/2029	250,000	213,468
7.13%, 3/15/2026	324,000	318,942
Oracle Corp.:
3.60%, 4/1/2050	2,585,000	1,845,819
3.80%, 11/15/2037	155,000	126,744
6.25%, 11/9/2032	165,000	175,057
Organon & Co./Organon Foreign Debt Co.-Issuer BV 5.13%, 4/30/2031 (a)	570,000	470,170
Owens & Minor, Inc. 6.63%, 4/1/2030 (a)	530,000	480,906
Pacific Gas & Electric Co. 2.50%, 2/1/2031	1,395,000	1,094,336

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC 4.00%, 10/15/2027 (a)	$ 550,000	$ 490,556
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.88%, 5/15/2029 (a)	850,000	732,836
Parker-Hannifin Corp. 4.25%, 9/15/2027	655,000	635,396
PBF Holding Co. LLC/PBF Finance Corp. 6.00%, 2/15/2028	100,000	93,740
PECF USS Intermediate Holding III Corp. 8.00%, 11/15/2029 (a)	100,000	57,217
Penn Entertainment, Inc.:
4.13%, 7/1/2029 (a)	310,000	254,126
5.63%, 1/15/2027 (a)	620,000	582,651
PennyMac Financial Services, Inc. 4.25%, 2/15/2029 (a)	635,000	510,838
Penske Truck Leasing Co. Lp/PTL Finance Corp. 4.20%, 4/1/2027 (a)	1,220,000	1,144,275
Penske Truck Leasing Co. LP/PTL Finance Corp. 4.40%, 7/1/2027 (a)	175,000	165,214
PepsiCo, Inc. 3.60%, 2/18/2028	750,000	722,857
Performance Food Group, Inc. 4.25%, 8/1/2029 (a)	380,000	338,325
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 2/15/2029 (a)	1,000,000	994,080
Phillips 66 Co. 4.95%, 12/1/2027	910,000	902,110
Pike Corp. 5.50%, 9/1/2028 (a)	560,000	503,754
Post Holdings, Inc.:
4.63%, 4/15/2030 (a)	90,000	78,924
5.50%, 12/15/2029 (a)	140,000	129,501
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.63%, 9/1/2029 (a)	260,000	196,105
Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 1/15/2028 (a)	220,000	206,010
Qorvo, Inc. 1.75%, 12/15/2024 (a)	950,000	883,728
Quanta Services, Inc. 2.35%, 1/15/2032	2,930,000	2,306,262
Security Description	Principal Amount	Value
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 9/15/2026 (a)	$ 120,000	$ 95,822
Radiology Partners, Inc. 9.25%, 2/1/2028 (a)	230,000	85,707
Raytheon Technologies Corp. 3.03%, 3/15/2052	1,630,000	1,146,053
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25%, 4/15/2030 (a)	290,000	206,625
Realty Income Corp. 5.05%, 1/13/2026	1,110,000	1,101,708
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/1/2026 (a)	195,000	163,591
Roller Bearing Co. of America, Inc. 4.38%, 10/15/2029 (a)	555,000	497,080
Royal Caribbean Cruises Ltd.:
5.50%, 8/31/2026 (a)	420,000	398,521
7.25%, 1/15/2030 (a)	70,000	71,037
Royalty Pharma PLC 3.30%, 9/2/2040	3,275,000	2,331,603
RP Escrow Issuer LLC 5.25%, 12/15/2025 (a)	190,000	140,220
Ryan Specialty LLC 4.38%, 2/1/2030 (a)	575,000	508,748
Sabine Pass Liquefaction LLC 5.00%, 3/15/2027	1,530,000	1,506,423
Santander Holdings USA, Inc. SOFR + 1.25%, 2.49%, 1/6/2028 (b)	2,825,000	2,443,032
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc. 6.63%, 3/1/2030 (a)	555,000	488,472
Scientific Games International, Inc. 7.25%, 11/15/2029 (a)	505,000	507,086
Scotts Miracle-Gro Co. 4.50%, 10/15/2029	440,000	381,735
Scripps Escrow II, Inc. 3.88%, 1/15/2029 (a)	170,000	137,352
Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	105,000	85,670
SEG Holding LLC/SEG Finance Corp. 5.63%, 10/15/2028 (a)	605,000	576,039
Select Medical Corp. 6.25%, 8/15/2026 (a)	490,000	481,062
Sirius XM Radio, Inc. 5.50%, 7/1/2029 (a)	1,025,000	934,872
SK Invictus Intermediate II SARL 5.00%, 10/30/2029 (a)	195,000	155,201
Smithfield Foods, Inc. 4.25%, 2/1/2027 (a)	2,440,000	2,261,880

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Sonic Automotive, Inc. 4.63%, 11/15/2029 (a)	$ 515,000	$ 433,851
Southern Co.:
Series 21-A, VRN, 5 Year CMT + 2.92%, 3.75%, 9/15/2051 (b)	200,000	170,348
Series A, 3.70%, 4/30/2030	2,510,000	2,305,134
Southwestern Energy Co.:
4.75%, 2/1/2032	430,000	379,888
5.38%, 2/1/2029	410,000	387,044
Spectrum Brands, Inc. 5.00%, 10/1/2029 (a)	670,000	601,044
SRS Distribution, Inc.:
4.63%, 7/1/2028 (a)	315,000	282,309
6.13%, 7/1/2029 (a)	285,000	247,500
Standard Industries, Inc. 4.38%, 7/15/2030 (a)	600,000	519,966
Staples, Inc.:
7.50%, 4/15/2026 (a)	340,000	280,174
10.75%, 4/15/2027 (a)	150,000	87,191
Station Casinos LLC 4.63%, 12/1/2031 (a)	295,000	248,605
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.00%, 6/1/2031 (a)	520,000	437,538
SunCoke Energy, Inc. 4.88%, 6/30/2029 (a)	510,000	430,246
Sunoco LP/Sunoco Finance Corp.:
4.50%, 5/15/2029	150,000	133,140
6.00%, 4/15/2027	170,000	167,848
SWF Escrow Issuer Corp. 6.50%, 10/1/2029 (a)	165,000	101,561
Sysco Corp. 3.25%, 7/15/2027	1,330,000	1,242,898
Tenet Healthcare Corp.:
6.13%, 10/1/2028	230,000	221,375
6.13%, 6/15/2030	450,000	443,452
6.25%, 2/1/2027	245,000	242,952
T-Mobile USA, Inc. 2.25%, 2/15/2026	3,945,000	3,633,818
TMS International Corp. 6.25%, 4/15/2029 (a)	180,000	151,207
Townsquare Media, Inc. 6.88%, 2/1/2026 (a)	380,000	364,629
TransDigm, Inc.:
5.50%, 11/15/2027	520,000	491,754
6.25%, 3/15/2026 (a)	450,000	447,804
6.75%, 8/15/2028 (a)	250,000	251,330
Transocean Poseidon Ltd. 6.88%, 2/1/2027 (a)	511,875	508,404
Trident TPI Holdings, Inc. 12.75%, 12/31/2028 (a)	265,000	274,853
Triton Water Holdings, Inc. 6.25%, 4/1/2029 (a)	220,000	188,410
Security Description	Principal Amount	Value
Truist Financial Corp. SOFR + 1.44%, 4.87%, 1/26/2029 (b)	$ 1,100,000	$ 1,056,924
U.S. Foods, Inc. 4.75%, 2/15/2029 (a)	515,000	472,693
United Airlines, Inc. 4.63%, 4/15/2029 (a)	400,000	364,500
United Natural Foods, Inc. 6.75%, 10/15/2028 (a)	325,000	269,318
UnitedHealth Group, Inc. 4.25%, 1/15/2029	4,875,000	4,736,599
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 10.50%, 2/15/2028 (a)	140,000	138,936
Univision Communications, Inc.:
4.50%, 5/1/2029 (a)	325,000	279,367
7.38%, 6/30/2030 (a)	305,000	290,723
Upbound Group, Inc. 6.38%, 2/15/2029 (a)	160,000	142,544
Venture Global LNG, Inc.:
8.13%, 6/1/2028 (a)	375,000	381,398
8.38%, 6/1/2031 (a)	245,000	247,379
Verizon Communications, Inc. 1.75%, 1/20/2031	4,819,000	3,799,492
Viatris, Inc. 1.65%, 6/22/2025	800,000	736,440
Victoria's Secret & Co. 4.63%, 7/15/2029 (a)	335,000	244,661
Viking Cruises Ltd.:
5.88%, 9/15/2027 (a)	875,000	803,477
9.13%, 7/15/2031 (a)	510,000	515,329
Virtusa Corp. 7.13%, 12/15/2028 (a)	130,000	106,582
Warnermedia Holdings, Inc. 3.76%, 3/15/2027	2,510,000	2,342,006
WASH Multifamily Acquisition, Inc. 5.75%, 4/15/2026 (a)	555,000	519,730
Weatherford International Ltd.:
6.50%, 9/15/2028 (a)	240,000	241,008
8.63%, 4/30/2030 (a)	440,000	447,040
Wells Fargo & Co.:
SOFR + 1.98%, 4.81%, 7/25/2028 (b)	815,000	796,891
Series MTN, 3 Month SOFR + 1.57%, 3.58%, 5/22/2028 (b)	2,435,000	2,268,957
Welltower OP LLC 2.05%, 1/15/2029	2,640,000	2,200,176
Western Midstream Operating LP 4.30%, 2/1/2030	395,000	355,543
Wheel Pros, Inc. 6.50%, 5/15/2029 (a)	100,000	30,000

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Williams Cos., Inc. 3.75%, 6/15/2027	$ 931,000	$ 879,246
Workday, Inc. 3.70%, 4/1/2029	2,600,000	2,412,280
WR Grace Holdings LLC 5.63%, 8/15/2029 (a)	600,000	490,332
WRKCo, Inc. 3.75%, 3/15/2025	2,310,000	2,225,015
XHR LP:
4.88%, 6/1/2029 (a)	1,125,000	969,041
6.38%, 8/15/2025 (a)	265,000	260,278
XPO, Inc. 7.13%, 6/1/2031 (a)	520,000	524,280
Yum! Brands, Inc. 4.75%, 1/15/2030 (a)	375,000	352,050
		286,950,466
VIETNAM — 0.0% (c)
Mong Duong Finance Holdings BV Series REGS, 5.13%, 5/7/2029	250,000	219,490
TOTAL CORPORATE BONDS & NOTES (Cost $420,583,213)		381,946,960
ASSET-BACKED SECURITIES — 11.7%
ACE Securities Corp. Home Equity Loan Trust:
Series 2006-FM1, Class A2C, ABS, 1 Month USD LIBOR + 0.30%, 5.45%, 7/25/2036 (b)	8,472,846	2,273,039
Series 2007-WM2, Class A2C, ABS, 1 Month USD LIBOR + 0.28%, 5.43%, 2/25/2037 (b)	2,799,965	1,185,438
ACRE Commercial Mortgage Ltd. Series 2021-FL4, Class B, 1 Month USD LIBOR + 1.51%, 6.61%, 12/18/2037 (a) (b)	3,000,000	2,810,208
Affirm Asset Securitization Trust:
Series 2022-A, Class A, 4.30%, 5/17/2027 (a)	3,000,000	2,919,447
Series 2023-A, Class A, 6.61%, 1/18/2028 (a)	1,750,000	1,749,636
AIMCO CLO 11 Ltd. Series 2020-11A, Class AR, 3 Month USD LIBOR + 1.13%, 6.39%, 10/17/2034 (a) (b)	2,000,000	1,963,538
Security Description	Principal Amount	Value
Allegro CLO II-S Ltd. Series 2014-1RA, Class A1, 3 Month USD LIBOR + 1.08%, 6.34%, 10/21/2028 (a) (b)	$ 304,514	$ 302,595
Ameriquest Mortgage Securities Asset-Backed Pass-Through Certificates Series 2004-FR1, Class M5, 3.89%, 5/25/2034 (e)	4,804,032	3,511,937
AMSR Trust:
Series 2021-SFR2, Class E1, ABS, 2.48%, 8/17/2038 (a)	3,000,000	2,569,687
Series 2021-SFR2, Class F1, ABS, 3.28%, 8/17/2038 (a)	3,000,000	2,552,809
Series 2021-SFR2, Class F2, ABS, 3.67%, 8/17/2038 (a)	2,000,000	1,695,812
Series 2023-SFR1, Class B, 4.00%, 4/17/2040 (a)	12,000,000	10,973,293
Anchorage Capital CLO 19 Ltd. Series 2021-19A, Class A, ABS, 3 Month USD LIBOR + 1.21%, 6.47%, 10/15/2034 (a) (b)	2,000,000	1,947,800
AREIT Trust Series 2021-CRE5, Class B, 1 Month USD LIBOR + 1.82%, 6.98%, 11/17/2038 (a) (b)	300,000	286,339
Argent Securities Trust Series 2006-M1, Class A2B, ABS, 1 Month USD LIBOR + 0.18%, 5.33%, 7/25/2036 (b)	17,696,941	4,714,241
Bain Capital Credit CLO Ltd.:
Series 2018-1A, Class A1, 3 Month USD LIBOR + 0.96%, 6.23%, 4/23/2031 (a) (b)	500,000	495,250
Series 2019-3A, Class DR, ABS, 3 Month USD LIBOR + 3.10%, 8.36%, 10/21/2034 (a) (b)	1,000,000	919,647
Series 2020-5A, Class D, ABS, 3 Month USD LIBOR + 3.55%, 8.80%, 1/20/2032 (a) (b)	2,500,000	2,366,180
Series 2021-6A, Class A1, 3 Month USD LIBOR + 1.15%, 6.41%, 10/21/2034 (a) (b)	3,000,000	2,942,700
Series 2022-3A, Class D, 3 Month SOFR + 3.70%, 8.69%, 7/17/2035 (a) (b)	1,000,000	923,789

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Series 2023-3A, Class C, Zero Coupon%, 7/24/2036 (a) (b)	$ 2,000,000	$ 2,000,000
Blackbird Capital Aircraft Series 2021-1A, Class B, ABS, 3.45%, 7/15/2046 (a)	4,475,959	3,692,666
BNC Mortgage Loan Trust Series 2006-1, Class A1, ABS, 1 Month USD LIBOR + 0.36%, 3.82%, 10/25/2036 (b)	16,664,647	11,262,302
Canyon Capital CLO Ltd.:
Series 2017-1A, Class DR, ABS, 3 Month USD LIBOR + 3.00%, 8.26%, 7/15/2030 (a) (b)	1,000,000	925,492
Series 2021-1A, Class D, ABS, 3 Month USD LIBOR + 3.10%, 8.36%, 4/15/2034 (a) (b)	2,000,000	1,867,334
Carlyle U.S. CLO Ltd.:
Series 2021-1A, Class D, ABS, 3 Month USD LIBOR + 6.00%, 11.26%, 4/15/2034 (a) (b)	1,000,000	875,628
Series 2022-2A, Class A2, 3 Month SOFR + 2.00%, 7.05%, 4/20/2035 (a) (b)	2,000,000	1,989,328
Catamaran CLO Ltd. Series 2018-1A, Class C, 3 Month USD LIBOR + 2.50%, 7.76%, 10/25/2031 (a) (b)	1,000,000	966,565
Cathedral Lake VIII Ltd. Series 2021-8A, Class C, 3 Month USD LIBOR + 2.62%, 7.87%, 1/20/2035 (a) (b)	2,550,000	2,460,750
CIFC Funding Ltd.:
Series 2013-1A, Class CR, ABS, 3 Month USD LIBOR + 3.55%, 8.81%, 7/16/2030 (a) (b)	1,000,000	956,500
Series 2017-1A, Class D, ABS, 3 Month USD LIBOR + 3.50%, 8.76%, 4/23/2029 (a) (b)	1,000,000	981,200
Series 2021-1A, Class E, ABS, 3 Month USD LIBOR + 6.00%, 11.26%, 4/25/2033 (a) (b)	500,000	449,525
Series 2021-6A, Class B, 3 Month USD LIBOR + 1.65%, 6.91%, 10/15/2034 (a) (b)	1,000,000	970,200
Series 2022-3A, Class B, 3 Month SOFR + 2.00%, 7.06%, 4/21/2035 (a) (b)	2,000,000	1,953,800
Security Description	Principal Amount	Value
CyrusOne Data Centers Issuer I LLC Series 2023-1A, Class A2, 4.30%, 4/20/2048 (a)	$ 5,000,000	$ 4,436,793
DataBank Issuer Series 2023-1A, Class A2, 5.12%, 2/25/2053 (a)	4,000,000	3,686,775
Drive Auto Receivables Trust Series 2021-3, Class C, 1.47%, 1/15/2027	4,000,000	3,838,818
Dryden 37 Senior Loan Fund Series 2015-37A, Class BR, 6.97%, 1/15/2031 (a) (b)	1,626,877	1,576,444
Dryden 68 CLO Ltd. Series 2019-68A, Class DR, ABS, 3 Month USD LIBOR + 3.35%, 8.61%, 7/15/2035 (a) (b)	1,500,000	1,413,798
Elmwood CLO VIII Ltd. Series 2021-1A, Class D1, ABS, 3 Month USD LIBOR + 3.00%, 8.25%, 1/20/2034 (a) (b)	1,500,000	1,440,615
Exeter Automobile Receivables Trust:
Series 2021-1A, Class D, ABS, 1.08%, 11/16/2026	1,000,000	938,975
Series 2021-1A, Class E, ABS, 2.21%, 2/15/2028 (a)	1,500,000	1,374,758
First Franklin Mortgage Loan Trust Series 2007-FF2, Class A1, ABS, 1 Month USD LIBOR + 0.14%, 5.29%, 3/25/2037 (b)	8,971,280	4,710,833
FirstKey Homes Trust:
Series 2020-SFR2, Class DR, ABS, 1.97%, 10/19/2037 (a)	2,000,000	1,789,918
Series 2020-SFR2, Class E, 2.67%, 10/19/2037 (a)	2,000,000	1,811,448
FMC GMSR Issuer Trust:
Series 2020-GT1, Class A, CMO, VRN, 4.45%, 1/25/2026 (a) (b)	3,000,000	2,572,971
Series 2021-GT2, Class A, 3.85%, 10/25/2026 (a) (b)	2,650,000	2,160,548
FREED ABS Trust Series 2021-2, Class C, ABS, 1.94%, 6/19/2028 (a)	3,105,123	3,071,155
FS Rialto Issuer LLC Series 2021-FL2, Class A, ABS, 1 Month USD LIBOR + 1.33%, 6.44%, 5/16/2038 (a) (b)	1,966,844	1,919,797

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
GAIA Aviation Ltd. Series 2019-1, Class A, 3.97%, 12/15/2044 (a) (e)	$ 1,105,243	$ 966,015
Galaxy XXII CLO Ltd. Series 2016-22A, Class CRR, 7.72%, 4/16/2034 (a) (b)	500,000	481,300
Galaxy Xxviii CLO Ltd. Series 2018-28A, Class D, ABS, 3 Month USD LIBOR + 3.00%, 8.26%, 7/15/2031 (a) (b)	2,100,000	1,954,604
GLS Auto Receivables Issuer Trust Series 2021-2A, Class C, 1.08%, 6/15/2026 (a)	4,000,000	3,885,789
GoodLeap Sustainable Home Solutions Trust Series 2021-5CS, Class C, 3.50%, 10/20/2048 (a)	3,166,985	2,329,847
Greystone CRE Notes Ltd. Series 2021-FL3, Class B, ABS, 1 Month USD LIBOR + 1.76%, 6.91%, 7/15/2039 (a) (b)	2,925,000	2,786,884
GSAA Home Equity Trust:
Series 2007-10, Class A2A, 6.50%, 11/25/2037	2,131,469	977,596
Series 2007-4, Class A3A, ABS, 1 Month USD LIBOR + 0.60%, 5.75%, 3/25/2037 (b)	5,770,115	2,479,556
Hardee's Funding LLC Series 2018-1A, Class A23, ABS, 5.71%, 6/20/2048 (a)	1,619,250	1,450,633
Hayfin Kingsland X Ltd. Series 2019-1A, Class B1R, ABS, 3 Month USD LIBOR + 1.85%, 7.12%, 4/28/2031 (a) (b)	2,000,000	1,977,574
Jamestown CLO XII Ltd. Series 2019-1A, Class A2, ABS, 3 Month USD LIBOR + 2.15%, 7.40%, 4/20/2032 (a) (b)	1,000,000	995,600
JOL Air Ltd. Series 2019-1, Class A, 3.97%, 4/15/2044 (a)	2,079,515	1,840,558
LCCM Trust Series 2021-FL3, Class A, 1 Month USD LIBOR + 1.56%, 6.71%, 11/15/2038 (a) (b)	2,864,000	2,812,202
LCM XVIII LP Series 18A, Class CR, 3 Month USD LIBOR + 1.85%, 7.10%, 4/20/2031 (a) (b)	1,435,000	1,351,627
Lendbuzz Securitization Trust Series 2022-1A, Class A, 4.22%, 5/17/2027 (a)	2,883,881	2,786,027
Security Description	Principal Amount	Value
LendingPoint Asset Securitization Trust Series 2021-A, Class C, ABS, 2.75%, 12/15/2028 (a)	$ 3,723,318	$ 3,637,186
Madison Park Funding XLVIII Ltd. Series 2021-48A, Class D, ABS, 3 Month USD LIBOR + 3.00%, 8.27%, 4/19/2033 (a) (b)	1,000,000	952,595
Madison Park Funding XVII Ltd. Series 2015-17A, Class DR, 3 Month USD LIBOR + 3.60%, 8.86%, 7/21/2030 (a) (b)	1,000,000	977,300
Magnetite XXIX Ltd. Series 2021-29A, Class E, ABS, 3 Month USD LIBOR + 5.75%, 11.01%, 1/15/2034 (a) (b)	500,000	465,001
Magnetite XXXI Ltd. Series 2021-31A, Class E, 3 Month USD LIBOR + 6.00%, 11.26%, 7/15/2034 (a) (b)	500,000	466,064
Marble Point CLO XI Ltd. Series 2017-2A, Class B, 3 Month USD LIBOR + 1.50%, 6.76%, 12/18/2030 (a) (b)	3,500,000	3,381,000
Merrill Lynch Mortgage Investors Trust:
Series 2006-HE4, Class A2B, 1 Month USD LIBOR + 0.20%, 5.35%, 7/25/2037 (b)	3,798,373	894,071
Series 2006-HE4, Class A2C, 1 Month USD LIBOR + 0.30%, 5.45%, 7/25/2037 (b)	5,257,162	1,241,560
MetroNet Infrastructure Issuer LLC Series 2023-1A, Class A2, 6.56%, 4/20/2053 (a)	4,000,000	3,914,976
MKS CLO Ltd. Series 2017-1A, Class AR, 3 Month USD LIBOR + 1.00%, 6.25%, 7/20/2030 (a) (b)	442,800	436,866
Mosaic Solar Loan Trust Series 2018-1A, Class C, ABS, PO, 0.00%, 6/22/2043 (a)	206,215	190,336
MP CLO III Ltd. Series 2013-1A, Class CR, 3 Month USD LIBOR + 2.00%, 7.25%, 10/20/2030 (a) (b)	1,000,000	949,600

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
MVW LLC:
Series 2021-1WA, Class C, ABS, 1.94%, 1/22/2041 (a)	$ 682,835	$ 590,785
Series 2021-1WA, Class D, ABS, 3.17%, 1/22/2041 (a)	1,138,059	990,631
Neuberger Berman Loan Advisers CLO 40 Ltd. Series 2021-40A, Class D, ABS, 3 Month USD LIBOR + 2.75%, 8.01%, 4/16/2033 (a) (b)	1,500,000	1,419,311
Neuberger Berman Loan Advisers CLO 47 Ltd. Series 2022-47A, Class D, ABS, 3 Month SOFR + 3.10%, 8.09%, 4/14/2035 (a) (b)	500,000	453,650
Ocean Trails CLO V Series 2014-5A, Class DRR, ABS, 3 Month USD LIBOR + 3.45%, 8.69%, 10/13/2031 (a) (b)	1,000,000	860,206
Octagon Investment Partners 27 Ltd. Series 2016-1A, Class DR, ABS, 3 Month USD LIBOR + 2.95%, 8.21%, 7/15/2030 (a) (b)	500,000	447,200
Octagon Investment Partners 30 Ltd. Series 2017-1A, Class CR, ABS, 3 Month USD LIBOR + 3.30%, 8.55%, 3/17/2030 (a) (b)	1,000,000	964,473
Octagon Investment Partners 31 Ltd. Series 2017-1A, Class DR, ABS, 3 Month USD LIBOR + 3.40%, 8.65%, 7/20/2030 (a) (b)	1,000,000	967,739
Octagon Investment Partners 40 Ltd. Series 2019-1A, Class DR, ABS, 3 Month USD LIBOR + 3.35%, 8.60%, 1/20/2035 (a) (b)	500,000	441,900
Octagon Investment Partners 49 Ltd. Series 2020-5A, Class D, ABS, 3 Month USD LIBOR + 3.40%, 8.66%, 1/15/2033 (a) (b)	2,500,000	2,295,000
Octagon Investment Partners 51 Ltd.:
Series 2021-1A, Class A, ABS, 3 Month USD LIBOR + 1.15%, 6.40%, 7/20/2034 (a) (b)	1,385,000	1,357,300
Series 2021-1A, Class C, 7.20%, 7/20/2034 (a) (b)	500,000	476,450
Security Description	Principal Amount	Value
Pagaya AI Debt Trust:
Series 2022-1, Class A, 2.03%, 10/15/2029 (a)	$ 5,410,920	$ 5,262,690
Series 2022-1, Class B, ABS, 3.34%, 10/15/2029 (a)	4,499,405	4,161,202
Series 2022-2, Class A, 4.97%, 1/15/2030 (a)	1,855,806	1,830,948
Series 2023-1, Class A, 7.56%, 7/15/2030 (a)	1,815,755	1,820,768
Series 2023-3, Class A, 7.60%, 12/16/2030 (a)	5,935,640	5,963,737
Park Avenue Institutional Advisers CLO Ltd. Series 2018-1A, Class BR, 3 Month USD LIBOR + 2.10%, 7.35%, 10/20/2031 (a) (b)	4,000,000	3,798,000
PMT Issuer Trust - FMSR Series 2021-FT1, Class A, ABS, 1 Month USD LIBOR + 3.00%, 8.15%, 3/25/2026 (a) (b)	1,300,000	1,254,777
PPM CLO Ltd. Series 2018-1A, Class D, 3 Month USD LIBOR + 3.25%, 8.51%, 7/15/2031 (a) (b)	500,000	417,077
PRET LLC:
Series 2021-NPL5, Class A1, 2.49%, 10/25/2051 (a) (e)	4,038,979	3,757,927
Series 2022-RN1, Class A1, 3.72%, 7/25/2051 (a) (e)	12,652,723	11,827,772
Race Point IX CLO Ltd. Series 2015-9A, Class BR, 3 Month USD LIBOR + 2.15%, 7.41%, 10/15/2030 (a) (b)	2,250,000	2,160,225
Ready Capital Mortgage Financing LLC Series 2023-FL12, Class A, 7.34%, 5/25/2038 (a) (b)	1,743,000	1,735,070
Regatta VI Funding Ltd. Series 2016-1A, Class AR2, 3 Month USD LIBOR + 1.16%, 6.41%, 4/20/2034 (a) (b)	850,000	833,680
Regatta XXIII Funding Ltd. Series 2021-4A, Class A1, 3 Month USD LIBOR + 1.15%, 6.40%, 1/20/2035 (a) (b)	4,500,000	4,412,250
Renaissance Home Equity Loan Trust Series 2006-2, Class AF4, ABS, 6.12%, 8/25/2036 (e)	8,664,451	3,591,541

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Sapphire Aviation Finance II Ltd. Series 2020-1A, Class A, 3.23%, 3/15/2040 (a)	$ 1,058,830	$ 890,137
Securitized Asset-Backed Receivables LLC Trust:
Series 2007-BR4, Class A2A, ABS, 1 Month USD LIBOR + 0.09%, 5.24%, 5/25/2037 (b)	3,521,541	2,130,817
Series 2007-BR4, Class A2B, ABS, 1 Month USD LIBOR + 0.20%, 5.35%, 5/25/2037 (b)	24,470,633	14,820,288
Series 2007-BR5, Class A2B, 1 Month USD LIBOR + 0.18%, 5.33%, 5/25/2037 (b)	34,363,639	25,931,727
Shenton Aircraft Investment I Ltd. Series 2015-1A, Class A, ABS, 4.75%, 10/15/2042 (a)	1,826,964	1,535,830
Sound Point CLO II Ltd. Series 2013-1A, Class A1R, 3 Month USD LIBOR + 1.07%, 6.34%, 1/26/2031 (a) (b)	500,000	493,200
Sound Point CLO Ltd.:
Series 2023-36A, Class B, Zero Coupon%, 7/26/2036 (a) (b)	1,000,000	1,000,000
Series 2023-36A, Class C, Zero Coupon%, 7/26/2036 (a) (b)	500,000	500,000
Sound Point CLO XII Ltd. Series 2016-2A, Class DR, ABS, 3 Month USD LIBOR + 3.85%, 9.10%, 10/20/2028 (a) (b)	1,000,000	994,949
Sound Point CLO XIV Ltd. Series 2016-3A, Class DR, ABS, 3 Month USD LIBOR + 3.65%, 8.92%, 1/23/2029 (a) (b)	1,000,000	994,943
Sound Point CLO XXIII Ltd. Series 2019-2A, Class ER, 3 Month USD LIBOR + 6.47%, 11.73%, 7/15/2034 (a) (b)	1,000,000	798,295
Sound Point CLO XXVI Ltd. Series 2020-1A, Class DR, 3 Month USD LIBOR + 3.35%, 8.60%, 7/20/2034 (a) (b)	500,000	447,464
Security Description	Principal Amount	Value
Sound Point CLO XXVIII Ltd. Series 2020-3A, Class D, ABS, 3 Month USD LIBOR + 3.65%, 8.91%, 1/25/2032 (a) (b)	$ 4,000,000	$ 3,702,212
Sound Point CLO XXXIII Ltd. Series 2022-1A, Class D, ABS, 3 Month SOFR + 3.30%, 8.37%, 4/25/2035 (a) (b)	700,000	606,340
Start II Ltd. Series 2019-1, Class A, 4.09%, 3/15/2044 (a)	462,976	407,577
Steele Creek CLO Ltd. Series 2017-1A, Class A, 3 Month USD LIBOR + 1.25%, 6.51%, 10/15/2030 (a) (b)	950,348	941,985
Stratus CLO Ltd. Series 2021-1A, Class C, 7.34%, 12/29/2029 (a) (b)	1,000,000	960,500
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC4, Class A4, 1 Month USD LIBOR + 0.34%, 5.49%, 12/25/2036 (b)	659,049	638,785
Sunnova Helios V Issuer LLC Series 2021-A, Class A, ABS, 1.80%, 2/20/2048 (a)	1,235,084	960,119
Sunrun Demeter Issuer LLC Series 2021-2A, Class A, 2.27%, 1/30/2057 (a)	2,547,457	2,060,416
Tesla Auto Lease Trust Series 2021-B, Class B, 0.91%, 9/22/2025 (a)	3,250,000	3,076,118
Theorem Funding Trust Series 2023-1A, Class A, 7.58%, 4/15/2029 (a)	4,939,462	4,945,531
THL Credit Wind River CLO Ltd. Series 2017-3A, Class AR, ABS, 3 Month USD LIBOR + 1.15%, 6.41%, 4/15/2035 (a) (b)	2,150,000	2,098,185
TIF Funding II LLC:
Series 2021-1A, Class A, ABS, 1.65%, 2/20/2046 (a)	4,053,125	3,352,939
Series 2021-1A, Class B, ABS, 2.54%, 2/20/2046 (a)	1,621,250	1,323,718
Tricon Residential Trust Series 2023-SFR1, Class A, 5.10%, 7/17/2040 (a)	10,000,000	9,722,935

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Trimaran Cavu Ltd. Series 2021-3A, Class D, ABS, 3 Month USD LIBOR + 3.78%, 9.04%, 1/18/2035 (a) (b)	$ 1,500,000	$ 1,423,585
TRTX Issuer Ltd.:
Series 2019-FL3, Class AS, 1 Month USD LIBOR + 1.56%, 6.67%, 10/15/2034 (a) (b)	1,043,032	1,042,774
Series 2021-FL4, Class A, ABS, 1 Month USD LIBOR + 1.20%, 6.36%, 3/15/2038 (a) (b)	173,552	167,762
Upstart Pass-Through Trust Series 2021-ST3, Class A, ABS, 2.00%, 5/20/2027 (a)	1,463,332	1,401,983
Upstart Securitization Trust:
Series 2020-1, Class C, ABS, 4.90%, 4/22/2030 (a)	1,136,340	1,116,126
Series 2022-1, Class B, 4.48%, 3/20/2032 (a)	6,500,000	6,126,072
Series 2023-2, Class A, 6.77%, 6/20/2033 (a)	3,500,000	3,494,704
Venture 39 CLO Ltd. Series 2020-39A, Class D, ABS, 3 Month USD LIBOR + 4.25%, 9.51%, 4/15/2033 (a) (b)	1,750,000	1,662,675
VOLT XCVI LLC Series 2021-NPL5, Class A1, CMO, 2.12%, 3/27/2051 (a) (e)	1,328,246	1,243,307
Voya CLO Ltd.:
Series 2013-1A, Class BR, 3 Month SOFR + 2.16%, 7.15%, 10/15/2030 (a) (b)	1,000,000	942,600
Series 2014-2A, Class BRR, 7.67%, 4/17/2030 (a) (b)	1,000,000	957,200
Series 2017-3A, Class A2AR, 3 Month USD LIBOR + 1.55%, 6.80%, 4/20/2034 (a) (b)	1,005,000	978,167
Series 2017-3A, Class CR, ABS, 3 Month USD LIBOR + 3.15%, 8.40%, 4/20/2034 (a) (b)	1,000,000	918,590
Washington Mutual Asset-Backed Certificates WMABS Trust Series 2007-HE2, Class 2A2, 1 Month USD LIBOR + 0.22%, 5.37%, 2/25/2037 (b)	13,068,808	3,998,930
Security Description	Principal Amount	Value
Wellfleet CLO Ltd.:
Series 2017-3A, Class A2, 7.07%, 1/17/2031 (a) (b)	$ 1,700,000	$ 1,642,686
Series 2020-2A, Class CR, 3 Month USD LIBOR + 2.30%, 7.56%, 7/15/2034 (a) (b)	1,550,000	1,468,165
Wellfleet CLO X Ltd. Series 2019-XA, Class A2R, 3 Month USD LIBOR + 1.75%, 7.00%, 7/20/2032 (a) (b)	3,500,000	3,381,602
Wind River CLO Ltd. Series 2016-2A, Class BR, 3 Month USD LIBOR + 1.80%, 7.10%, 11/1/2031 (a) (b)	3,000,000	2,933,700
TOTAL ASSET-BACKED SECURITIES (Cost $376,243,073)		348,108,635
FOREIGN GOVERNMENT OBLIGATIONS — 0.4%
CHILE — 0.1%
Chile Government International Bonds:
3.10%, 5/7/2041	200,000	150,744
3.10%, 1/22/2061	500,000	327,265
3.50%, 1/25/2050	1,300,000	978,211
		1,456,220
COLOMBIA — 0.1%
Colombia Government International Bonds:
4.13%, 5/15/2051	1,700,000	1,019,320
5.00%, 6/15/2045	900,000	624,501
		1,643,821
DOMINICAN REPUBLIC — 0.0% (c)
Dominican Republic International Bonds 8.63%, 4/20/2027	350,000	364,658
INDONESIA — 0.0% (c)
Indonesia Government International Bonds 3.70%, 10/30/2049	1,100,000	877,349
MEXICO — 0.1%
Mexico Government International Bonds:
2.66%, 5/24/2031	1,200,000	998,604
6.34%, 5/4/2053	2,484,000	2,536,040
		3,534,644
PANAMA — 0.1%
Banco Latinoamericano de Comercio Exterior SA 2.38%, 9/14/2025	500,000	465,780

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Panama Government International Bonds:
2.25%, 9/29/2032	$ 200,000	$ 152,796
3.87%, 7/23/2060	1,000,000	661,610
4.30%, 4/29/2053	400,000	297,816
4.50%, 4/1/2056	400,000	299,624
		1,877,626
PERU — 0.0% (c)
Corp. Financiera de Desarrollo SA Series REGS, 3 Month USD LIBOR + 5.61%, 5.25%, 7/15/2029 (b)	1,000,000	970,790
PHILIPPINES — 0.0% (c)
Philippines Government International Bonds:
1.65%, 6/10/2031	200,000	158,828
2.95%, 5/5/2045	600,000	431,154
		589,982
SAUDI ARABIA — 0.0% (c)
Saudi Government International Bonds Series REGS, 2.25%, 2/2/2033	1,000,000	804,740
SOUTH AFRICA — 0.0% (c)
Republic of South Africa Government International Bonds 4.30%, 10/12/2028	650,000	574,054
SOUTH KOREA — 0.0% (c)
Korea Development Bank 1.63%, 1/19/2031	200,000	161,292
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $15,872,727)		12,855,176
	Shares
COMMON STOCKS — 0.0% (c)
UNITED KINGDOM — 0.0% (c)
Avation Capital SA (f)	4,550	1,880
UNITED STATES — 0.0% (c)
Bright Bidco BV (f) (g)	710	357
Phoenix Services International (h)	6,972	—
Security Description	Shares	Value
Phoenix Services International (h)	693	$ 15,733
		16,090
TOTAL COMMON STOCKS (Cost $38,998)		17,970
	Principal Amount
SENIOR FLOATING RATE LOANS — 1.7%
ADVERTISING SERVICES — 0.0% (c)
CMG Media Corp., Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.50%, 8.84%, 12/17/2026 (b)	$ 150,758	135,400
AEROSPACE & DEFENSE — 0.0% (c)
Dynasty Acquisition Co., Inc.:
Senior Secured 2020 CAD Term Loan B2, 1 Month USD SOFR + 3.50%, 8.70%, 4/6/2026 (b)	75,707	75,186
Senior Secured 2020 Term Loan B1, 1 Month USD SOFR + 3.50%, 8.70%, 4/6/2026 (b)	140,815	139,847
Spirit Aerosystems, Inc., Senior Secured 2022 Term Loan, 3 Month USD SOFR + 4.50%, 9.55%, 1/15/2027 (b)	79,400	79,658
TransDigm, Inc., Senior Secured 2023 Term Loan I, 3 Month USD SOFR + 3.25%, 8.49%, 8/24/2028 (b)	394,012	394,241
		688,932
AIR FREIGHT & LOGISTICS — 0.0% (c)
Kenan Advantage Group, Inc., Senior Secured 2021 Term Loan B1, 3 Month USD SOFR + 3.75%, 9.48%, 3/24/2026 (b)	376,597	376,430
Worldwide Express Operations LLC, Senior Secured 2021 1st Lien Term Loan, 3 Month USD SOFR + 4.00%, 9.50%, 7/26/2028 (b)	62,618	59,630
		436,060

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
AUTOMOBILE COMPONENTS — 0.0% (c)
Clarios Global LP, 2023 Incremental Term Loan, 1 Month USD SOFR + 3.75%, 8.85%, 5/6/2030 (b)	$ 280,000	$ 279,693
DexKo Global, Inc., Senior Secured 2021 USD Term Loan B, 3 Month USD SOFR + 3.75%, 9.25%, 10/4/2028 (b)	149,938	143,566
		423,259
BEVERAGES — 0.0% (c)
Triton Water Holdings, Inc., Senior Secured Term Loan, 3 Month USD LIBOR + 0.00%, 5.24%, 3/31/2028 (b)	294,901	285,824
BROADCAST SERV/PROGRAM — 0.0% (c)
EW Scripps Co., Senior Secured 2019 Term Loan B2, 1 Month USD SOFR + 2.56%, 7.78%, 5/1/2026 (b)	446,083	438,834
BUILDING PRODUCTS — 0.0% (c)
Cornerstone Building Brands, Inc., Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 3.25%, 8.50%, 4/12/2028 (b)	129,668	124,645
Ingersoll-Rand Services Co., Senior Secured 2020 USD Spinco Term Loan, 1 Month USD SOFR + 1.75%, 6.95%, 3/1/2027 (b)	344,111	344,138
Quikrete Holdings, Inc., Senior Secured 2021 Term Loan B1, 1 Month USD LIBOR + 3.00%, 8.22%, 3/18/2029 (b)	123,438	123,712
		592,495
CASINO SERVICES — 0.0% (c)
Stars Group Holdings BV, Senior Secured 2018 USD Incremental Term Loan, 3 Month USD SOFR + 2.25%, 7.75%, 7/21/2026 (b)	312,291	312,643
Security Description	Principal Amount	Value
CHEMICALS — 0.1%
Axalta Coating Systems U.S. Holdings, Inc., 2022 USD Term Loan B4, 3 Month USD SOFR + 3.00%, 8.22%, 12/20/2029 (b)	$ 133,762	$ 134,212
Diamond BV, Senior Secured 2021 Term Loan B, 3 Month USD SOFR + 2.75%, 8.06%, 9/29/2028 (b)	448,175	448,235
Hexion Holdings Corp., Senior Secured 2022 USD Term Loan, 3 Month USD SOFR + 4.50%, 3/15/2029 (b)	64,836	61,361
Illuminate Buyer LLC, Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.50%, 8.72%, 6/30/2027 (b)	369,895	367,254
Ineos U.S. Finance LLC, Senior Secured 2023 USD Term Loan B, 3 Month USD SOFR + 3.50%, 8.75%, 2/18/2030 (b)	320,000	318,600
Messer Industries GmbH, Senior Secured 2018 USD Term Loan, 3 Month USD SOFR + 2.50%, 8.00%, 3/2/2026 (b)	314,766	314,973
Nouryon Finance BV, 2023 USD Term Loan B, 3 Month USD SOFR + 4.00%, 9.32%, 4/3/2028 (b)	135,000	133,988
Olympus Water U.S. Holding Corp., Senior Secured 2021 USD Term Loan B, 3 Month USD SOFR + 3.75%, 9.25%, 11/9/2028 (b)	197,000	189,736
PMHC II, Inc., Senior Secured 2022 Term Loan B, 3 Month USD SOFR + 4.25%, 9.30%, 4/23/2029 (b)	124,063	109,710
Polar U.S. Borrower LLC, Senior Secured 2018 1st Lien Term Loan, 3 Month USD SOFR + 4.75%, 9.67%, 10/15/2025 (b)	154,390	122,482
PQ Corp., Senior Secured 2021 Term Loan B, 3 Month USD SOFR + 2.50%, 7.65%, 6/9/2028 (b)	292,517	291,671

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Vantage Specialty Chemicals, Inc., Senior Secured 2023 Term Loan B, 1 Month USD SOFR + 4.75%, 9.90%, 10/26/2026 (b)	$ 24,875	$ 24,216
		2,516,438
COMMERCIAL SERVICES — 0.1%
AlixPartners LLP, Senior Secured 2021 USD Term Loan B, 1 Month USD SOFR + 2.50%, 7.72%, 2/4/2028 (b)	354,094	353,785
Allied Universal Holdco LLC, Senior Secured 2021 USD Incremental Term Loan B, 1 Month USD SOFR + 3.75%, 8.95%, 5/12/2028 (b)	330,938	322,297
APX Group, Inc., Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.25%, 8.76%, 7/10/2028 (b)	277,195	277,346
CoreLogic, Inc., Senior Secured Term Loan, 1 Month USD LIBOR + 3.50%, 8.75%, 6/2/2028 (b)	199,492	180,590
EAB Global, Inc., Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.50%, 8.87%, 8/16/2028 (b)	155,702	154,170
Mavis Tire Express Services Corp., Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 4.00%, 9.22%, 5/4/2028 (b)	360,649	358,057
PECF USS Intermediate Holding III Corp., Senior Secured Term Loan B, 3 Month USD LIBOR + 4.25%, 9.52%, 12/15/2028 (b)	149,939	123,568
Spin Holdco, Inc., Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.00%, 9.23%, 3/4/2028 (b)	245,954	212,311
Verscend Holding Corp., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.00%, 9.22%, 8/27/2025 (b)	413,394	413,781
Security Description	Principal Amount	Value
Viad Corp., Senior Secured Initial Term Loan, 1 Month USD SOFR + 5.00%, 10.22%, 7/30/2028 (b)	$ 211,911	$ 206,613
VT Topco, Inc.:
2021 Delayed Draw Term Loan, 1 Month USD LIBOR + 3.75%, 3.75%, 8/1/2025 (b)	30	30
Senior Secured 2021 Incremental Term Loan, 1 Month USD SOFR + 3.75%, 8.97%, 8/1/2025 (b)	68,687	67,906
Wand NewCo 3, Inc., Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 2.75%, 7.94%, 2/5/2026 (b)	170,376	169,228
		2,839,682
COMMERCIAL SERVICES & SUPPLIES — 0.1%
Asurion LLC:
Senior Secured 2021 2nd Lien Term Loan B3, 1 Month USD LIBOR + 5.25%, 10.45%, 1/31/2028 (b)	70,000	59,828
Senior Secured 2021 Second Lien Term Loan B4, 1 Month USD SOFR + 5.25%, 10.45%, 1/20/2029 (b)	105,000	88,350
Garda World Security Corp.:
Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 6.25%, 9.43%, 10/30/2026 (b)	214,126	213,323
Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 4.25%, 9.33%, 2/1/2029 (b)	153,838	152,491
National Intergovernmental Purchasing Alliance Co., Senior Secured 1st Lien Term Loan, 3 Month USD SOFR + 3.50%, 8.74%, 5/23/2025 (b)	323,302	322,251
Packaging Coordinators Midco, Inc., Senior Secured 2020 1st Lien Term Loan, 3 Month USD SOFR + 3.50%, 8.74%, 11/30/2027 (b)	131,614	129,980

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Packers Holdings LLC, Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.25%, 8.44%, 3/9/2028 (b)	$ 167,349	$ 116,935
Prime Security Services Borrower LLC, Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 2.75%, 7.94%, 9/23/2026 (b)	292,909	293,192
		1,376,350
COMPUTER SERVICES — 0.0% (c)
Tempo Acquisition LLC, Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 3.00%, 8.10%, 8/31/2028 (b)	142,825	143,042
COMPUTERS & PERIPHERALS — 0.0% (c)
NCR Corp., Senior Secured 2019 Term Loan, 3 Month USD LIBOR + 2.50%, 7.78%, 8/28/2026 (b)	363,697	363,242
CONSTRUCTION & ENGINEERING — 0.0% (c)
Brown Group Holding LLC, Senior Secured Term Loan B, 1 Month USD SOFR + 2.50%, 7.70%, 6/7/2028 (b)	45,456	44,826
DG Investment Intermediate Holdings 2, Inc.:
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD SOFR + 6.75%, 11.97%, 3/30/2029 (b)	60,000	53,438
Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.75%, 8.97%, 3/31/2028 (b)	229,848	226,113
KKR Apple Bidco LLC, Senior Secured 2021 Term Loan, 1 Month USD SOFR + 2.75%, 7.97%, 9/23/2028 (b)	187,150	185,847
Tecta America Corp., Senior Secured 2021 Term Loan, 1 Month USD SOFR + 4.25%, 9.22%, 4/10/2028 (b)	191,100	190,384
		700,608
Security Description	Principal Amount	Value
CONSTRUCTION MATERIALS — 0.0% (c)
Traverse Midstream Partners LLC, Senior Secured 2017 Term Loan, 1 Month USD SOFR + 3.75%, 8.94%, 2/16/2028 (b)	$ 53,496	$ 53,128
CONSUMER STAPLES DISTRIBUTION & RETAIL — 0.0% (c)
Monogram Food Solutions LLC, Senior Secured Term Loan B, 1 Month USD LIBOR + 4.00%, 9.19%, 8/28/2028 (b)	256,100	250,018
CONTAINERS & PACKAGING — 0.1%
Charter NEX U.S., Inc., Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.75%, 8.97%, 12/1/2027 (b)	297,375	295,424
Graham Packaging Co., Inc., Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.00%, 8.22%, 8/4/2027 (b)	300,000	298,524
Pregis TopCo Corp., Senior Secured 1st Lien Term Loan, 1 Month USD SOFR + 3.75%, 8.97%, 7/31/2026 (b)	296,345	295,124
Pretium PKG Holdings, Inc.:
Senior Secured 2021 1st Lien Term Loan, 3 Month USD LIBOR + 4.00%, 9.22%, 10/2/2028 (b)	216,700	163,363
Senior Secured 2021 2nd Lien Term Loan, 3 Month USD LIBOR + 6.75%, 12.26%, 10/1/2029 (b)	45,000	24,357
TricorBraun Holdings, Inc., Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.25%, 8.47%, 3/3/2028 (b)	193,227	188,517
Trident TPI Holdings, Inc., Senior Secured 2021 Incremental Term Loan, 3 Month USD LIBOR + 4.00%, 9.54%, 9/15/2028 (b)	243,378	240,075
		1,505,384

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
COSMETICS & TOILETRIES — 0.0% (c)
Solis IV BV, Senior Secured USD Term Loan B1, 3 Month USD SOFR + 3.50%, 8.67%, 2/26/2029 (b)	$ 272,026	$ 259,361
Sunshine Luxembourg VII SARL, Senior Secured 2021 Term Loan B3, 3 Month USD SOFR + 3.75%, 9.09%, 10/1/2026 (b)	303,537	302,400
		561,761
DISTRIBUTION/WHOLESALE — 0.0% (c)
BCPE Empire Holdings, Inc., 2023 Extended Term Loan, 3 Month USD SOFR + 4.75%, 9.83%, 12/11/2028 (b)	353,966	353,580
DISTRIBUTORS — 0.0% (c)
American Tire Distributors Holdings, Inc., Senior Secured 2021 Term Loan B, 3 Month USD SOFR + 6.25%, 11.49%, 10/20/2028 (b)	162,938	142,144
DIVERSIFIED CONSUMER SERVICES — 0.0% (c)
Ascend Learning LLC:
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD SOFR + 5.75%, 10.95%, 12/10/2029 (b)	64,708	55,406
Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.50%, 8.58%, 12/11/2028 (b)	267,459	252,081
		307,487
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.0% (c)
Intelsat Jackson Holdings SA, Senior Secured 2021 Exit Term Loan B, 3 Month USD SOFR + 4.25%, 9.44%, 2/1/2029 (b)	283,725	282,939
Level 3 Financing, Inc., Senior Secured 2019 Term Loan B, 1 Month USD SOFR + 1.75%, 6.97%, 3/1/2027 (b)	135,000	126,099
Security Description	Principal Amount	Value
Telesat Canada, Senior Secured Term Loan B5, 3 Month USD LIBOR + 2.75%, 8.03%, 12/7/2026 (b)	$ 102,573	$ 63,582
Zayo Group Holdings, Inc., 2022 USD Incremental Term Loan B, 1 Month USD SOFR + 4.25%, 9.35%, 3/9/2027 (b)	179,545	143,075
		615,695
ELECTRICAL EQUIPMENT — 0.0% (c)
Energizer Holdings, Inc., Senior Secured 2020 Term Loan, 1 Month USD SOFR + 2.25%, 7.44%, 12/22/2027 (b)	149,851	149,290
Gates Global LLC, Senior Secured 2022 Term Loan B4, 1 Month USD SOFR + 3.50%, 8.60%, 11/16/2029 (b)	59,550	59,618
		208,908
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.0% (c)
Compass Power Generation LLC, Senior Secured 2022 Term Loan B2, 1 Month USD SOFR + 4.25%, 9.47%, 4/14/2029 (b)	217,360	217,174
Mirion Technologies, Inc., Senior Secured 2021 Term Loan, 6 Month USD LIBOR + 2.75%, 7.94%, 10/20/2028 (b)	205,040	204,314
		421,488
ENTERTAINMENT — 0.1%
AMC Entertainment Holdings, Inc., Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 3.00%, 8.22%, 4/22/2026 (b)	48,931	38,350
Fertitta Entertainment LLC, Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 4.00%, 9.10%, 1/27/2029 (b)	303,765	300,379
Formula One Holdings Ltd., Term Loan B, 1 Month USD SOFR + 3.00%, 8.10%, 1/15/2030 (b)	260,000	260,357

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
NASCAR Holdings LLC, Senior Secured Term Loan B, 1 Month USD SOFR + 2.50%, 7.72%, 10/19/2026 (b)	$ 158,215	$ 158,623
SMG U.S. Midco 2, Inc., Senior Secured 2020 Term Loan, 3 Month USD LIBOR + 2.50%, 7.79%, 1/23/2025 (b)	343,427	343,070
UFC Holdings LLC, Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 2.75%, 8.05%, 4/29/2026 (b)	224,366	224,381
WMG Acquisition Corp., Senior Secured 2021 Term Loan G, 1 Month USD SOFR + 2.13%, 7.33%, 1/20/2028 (b)	345,000	344,493
		1,669,653
FINANCIAL SERVICES — 0.1%
AllSpring Buyer LLC, Senior Secured Term Loan B, 3 Month USD LIBOR + 3.00%, 8.53%, 11/1/2028 (b)	245,890	242,406
Astra Acquisition Corp.:
Senior Secured 2021 1st Lien Term Loan, 1 Month USD LIBOR + 5.25%, 10.44%, 10/25/2028 (b)	139,181	98,080
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR + 8.88%, 14.09%, 10/25/2029 (b)	159,961	89,179
Castlelake Aviation Ltd., Senior Secured Term Loan B, 3 Month USD LIBOR + 2.75%, 8.30%, 10/22/2026 (b)	340,666	339,639
Deerfield Dakota Holding LLC, Senior Secured 2020 USD Term Loan B, 3 Month USD SOFR + 3.75%, 8.99%, 4/9/2027 (b)	253,679	246,839
DirecTV Financing LLC, Senior Secured Term Loan, 1 Month USD LIBOR + 5.00%, 10.22%, 8/2/2027 (b)	297,389	291,400
Security Description	Principal Amount	Value
Edelman Financial Center LLC:
Senior Secured 2018 2nd Lien Term Loan, 1 Month USD LIBOR + 6.75%, 11.94%, 7/20/2026 (b)	$ 91,670	$ 88,817
Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 8.94%, 4/7/2028 (b)	187,109	182,770
Eisner Advisory Group LLC, Senior Secured Term Loan, 1 Month USD SOFR + 4.48%, 10.47%, 7/28/2028 (b)	157,201	157,201
Focus Financial Partners LLC, 2023 Term Loan B6, 6/30/2028 (b)	50,000	49,794
Greystone Select Financial LLC, Senior Secured Term Loan B, 3 Month USD LIBOR + 5.00%, 10.27%, 6/16/2028 (b)	87,508	83,132
HighTower Holdings LLC, Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.00%, 9.15%, 4/21/2028 (b)	247,654	241,772
Minotaur Acquisition, Inc., Senior Secured Term Loan B, 1 Month USD SOFR + 4.75%, 9.85%, 3/27/2026 (b)	193,987	191,260
Walker & Dunlop, Inc., Senior Secured 2021 Term Loan, 1 Month USD SOFR + 2.25%, 7.45%, 12/16/2028 (b)	113,275	112,425
		2,414,714
FOOD-MISC/DIVERSIFIED — 0.0% (c)
H Food Holdings LLC, Senior Secured 2018 Term Loan B, 6 Month USD LIBOR + 3.69%, 9.27%, 5/23/2025 (b)	180,832	159,698
HEALTH CARE EQUIPMENT & SUPPLIES — 0.0% (c)
Bausch & Lomb, Inc., Senior Secured Term Loan, 3 Month USD SOFR + 3.25%, 8.59%, 5/10/2027 (b)	346,773	337,237

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Gainwell Acquisition Corp., Senior Secured Term Loan B, 3 Month USD SOFR + 4.00%, 9.24%, 10/1/2027 (b)	$ 313,539	$ 309,228
		646,465
HEALTH CARE PROVIDERS & SERVICES — 0.1%
Air Methods Corp., Senior Secured 2017 Term Loan B, 3 Month USD LIBOR + 3.50%, 9.04%, 4/22/2024 (b)	71,286	26,732
Aveanna Healthcare LLC:
Senior Secured 2021 2nd Lien Term Loan, 3 Month USD LIBOR + 7.00%, 12.48%, 12/10/2029 (b)	82,260	51,310
Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 9.23%, 7/17/2028 (b)	100,798	86,519
Catalent Pharma Solutions, Inc., Senior Secured 2021 Term Loan B3, 1 Month USD LIBOR + 2.00%, 2/22/2028 (b)	184,528	181,125
CHG Healthcare Services, Inc., Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.25%, 8.44%, 9/29/2028 (b)	351,536	350,261
Envision Healthcare Corp.:
2018 Third Out Term Loan, 3 Month USD SOFR + 3.75%, 8.99%, 3/31/2027 (b) (d)	263,563	5,025
Senior Secured 2022 Second Out Term Loan, 3 Month USD SOFR + 4.25%, 9.49%, 3/31/2027 (b) (d)	107,841	24,366
Fortrea Holdings, Inc., Term Loan B, 7/1/2030 (b)	45,000	45,067
Global Medical Response, Inc., Senior Secured 2017 Incremental Term Loan, 1 Month USD SOFR + 4.25%, 9.47%, 3/14/2025 (b)	108,019	61,301
Heartland Dental LLC, Senior Secured 2021 Incremental Term Loan, 1 Month USD SOFR + 4.00%, 9.20%, 4/30/2025 (b)	7,438	7,373
Security Description	Principal Amount	Value
Horizon Therapeutics USA, Inc., Senior Secured 2021 Term Loan B2, 1 Month USD SOFR + 1.75%, 6.95%, 3/15/2028 (b)	$ 254,150	$ 253,719
ICON Luxembourg SARL, Senior Secured LUX Term Loan, 3 Month USD SOFR + 2.25%, 7.75%, 7/3/2028 (b)	135,185	135,354
Medline Borrower LP, Senior Secured USD Term Loan B, 1 Month USD SOFR + 3.25%, 8.35%, 10/23/2028 (b)	593,498	587,375
Pediatric Associates Holding Co. LLC:
Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 3.25%, 8.47%, 12/29/2028 (b)	106,213	104,169
Senior Secured 2022 Delayed Draw Term Loan, 3 Month USD LIBOR + 3.25%, 3.25%, 12/29/2028 (b)	11,331	11,113
PRA Health Sciences, Inc., Senior Secured US Term Loan, 3 Month USD SOFR + 2.25%, 7.75%, 7/3/2028 (b)	33,681	33,723
RegionalCare Hospital Partners Holdings, Inc., Senior Secured 2018 Term Loan B, 3 Month USD LIBOR + 3.75%, 9.02%, 11/16/2025 (b)	292,714	271,819
		2,236,351
HOME FURNISHINGS — 0.0% (c)
AI Aqua Merger Sub, Inc., Senior Secured 2021 1st Lien Term Loan B, 1 Month USD SOFR + 3.75%, 8.80%, 7/31/2028 (b)	298,197	293,128
HOTELS, RESTAURANTS & LEISURE — 0.1%
Alterra Mountain Co.:
2023 Term Loan B, 1 Month USD SOFR + 3.75%, 8.95%, 5/31/2030 (b)	90,000	90,000
Senior Secured 2021 Series B-2 Consenting Term Loan, 1 Month USD LIBOR + 3.50%, 8.69%, 8/17/2028 (b)	267,675	267,592

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Caesars Entertainment Corp., Senior Secured Term Loan B, 1 Month USD SOFR + 3.25%, 8.45%, 2/6/2030 (b)	$ 64,838	$ 64,922
ClubCorp Holdings, Inc., Senior Secured 2017 Term Loan B, 3 Month USD LIBOR + 2.75%, 8.29%, 9/18/2024 (b)	123,259	118,526
PENN Entertainment, Inc., Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 2.75%, 7.95%, 5/3/2029 (b)	352,918	352,219
Peraton Corp., Senior Secured Term Loan B, 1 Month USD SOFR + 3.75%, 8.95%, 2/1/2028 (b)	399,551	393,344
Playa Resorts Holding BV, Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 4.25%, 9.34%, 1/5/2029 (b)	234,012	233,707
Scientific Games International, Inc., Senior Secured 2022 USD Term Loan, 1 Month USD SOFR + 3.00%, 8.25%, 4/14/2029 (b)	138,600	138,633
Travelport Finance SARL, Senior Secured 2020 Super Priority Term Loan, 1 Month USD LIBOR + 1.50%, 7.25%, 2/28/2025 (b)	313,460	309,152
		1,968,095
HOUSEHOLD DURABLES — 0.0% (c)
Springs Windows Fashions LLC, Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 4.00%, 9.22%, 10/6/2028 (b)	117,381	95,372
HOUSEHOLD PRODUCTS — 0.0% (c)
Conair Holdings LLC, Senior Secured Term Loan B, 3 Month USD LIBOR + 3.75%, 9.29%, 5/17/2028 (b)	64,244	60,750
Security Description	Principal Amount	Value
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.0% (c)
Calpine Corp., Senior Secured 2019 Term Loan B10, 1 Month USD LIBOR + 2.00%, 7.19%, 8/12/2026 (b)	$ 77,000	$ 77,022
Vistra Operations Co. LLC, Senior Secured 1st Lien Term Loan B3, 1 Month USD LIBOR + 1.75%, 6.90%, 12/31/2025 (b)	343,046	342,617
		419,639
INSURANCE — 0.1%
Acrisure LLC:
Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 3.50%, 8.69%, 2/15/2027 (b)	162,372	158,037
Senior Secured 2021 First Lien Term Loan B, 1 Month USD LIBOR + 4.25%, 9.43%, 2/15/2027 (b)	137,900	135,430
Alliant Holdings Intermediate LLC:
Senior Secured 2021 Term Loan B4, 1 Month USD LIBOR + 3.50%, 8.65%, 11/6/2027 (b)	152,287	151,580
Senior Secured 2023 Term Loan B5, 1 Month USD SOFR + 3.50%, 8.65%, 11/5/2027 (b)	164,175	163,377
AmWINS Group, Inc., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 2.25%, 7.44%, 2/19/2028 (b)	348,423	345,811
AssuredPartners, Inc.:
Senior Secured 2020 Term Loan B, 1 Month USD SOFR + 3.50%, 8.72%, 2/12/2027 (b)	254,644	253,026
Senior Secured 2022 Term Loan, 1 Month USD SOFR + 3.50%, 8.60%, 2/12/2027 (b)	103,687	102,888
HUB International Ltd., 2023 Term Loan B, 6/20/2030 (b)	65,000	65,221
OneDigital Borrower LLC, Senior Secured 2021 Term Loan, 3 Month USD SOFR + 4.25%, 9.45%, 11/16/2027 (b)	310,557	306,675
		1,682,045

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
INTERACTIVE MEDIA & SERVICES — 0.0% (c)
Rentpath, Inc., Senior Secured 2021 Stub Current Face Term Loan, 4/1/2028 (d) (i)	$ 24,474	$ 367
INTERNET & CATALOG RETAIL — 0.0% (c)
ION Trading Finance Ltd., Senior Secured 2021 USD Term Loan, 3 Month USD LIBOR + 4.75%, 10.29%, 4/3/2028 (b)	189,238	185,995
PUG LLC, Senior Secured USD Term Loan, 1 Month USD LIBOR + 3.50%, 8.52%, 2/12/2027 (b)	310,368	277,633
		463,628
INTERNET & TELECOM — 0.0% (c)
Cablevision Lightpath LLC, Senior Secured Term Loan B, 1 Month USD LIBOR + 3.25%, 8.44%, 11/30/2027 (b)	385,125	371,827
CNT Holdings I Corp., Senior Secured 2020 Term Loan, 3 Month USD SOFR + 3.50%, 8.46%, 11/8/2027 (b)	133,221	132,871
Go Daddy Operating Co. LLC, Senior Secured 2022 Term Loan B5, 1 Month USD SOFR + 3.25%, 8.08%, 11/9/2029 (b)	49,750	49,903
Uber Technologies, Inc., Senior Secured 2023 Term Loan B, 3 Month USD SOFR + 2.75%, 7.99%, 3/3/2030 (b)	144,275	144,447
		699,048
LEISURE INDUSTRY — 0.0% (c)
Carnival Corp., Senior Secured 2021 Incremental Term Loan B, 1 Month USD SOFR + 3.25%, 8.47%, 10/18/2028 (b)	292,411	290,339
LEISURE&REC/GAMES — 0.0% (c)
Scientific Games Holdings LP, Senior Secured 2022 USD Term Loan B, 3 Month USD SOFR + 3.50%, 8.42%, 4/4/2029 (b)	273,323	270,419
Security Description	Principal Amount	Value
LIFE SCIENCES TOOLS & SERVICES — 0.0% (c)
Parexel International Corp., Senior Secured 2021 1st Lien Term Loan, 1 Month USD LIBOR + 3.25%, 8.44%, 11/15/2028 (b)	$ 380,187	$ 377,716
MACHINERY — 0.0% (c)
Ali Group North America Corp., Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 2.00%, 7.08%, 7/30/2029 (b)	284,005	284,325
American Trailer World Corp., Senior Secured Term Loan B, 1 Month USD SOFR + 3.75%, 8.86%, 3/3/2028 (b)	74,018	66,964
Columbus McKinnon Corp., Senior Secured 2021 Term Loan B, 3 Month USD SOFR + 2.75%, 8.23%, 5/14/2028 (b)	30,204	30,166
Madison IAQ LLC, Senior Secured Term Loan, 6 Month USD LIBOR + 3.25%, 8.30%, 6/21/2028 (b)	357,700	350,814
Titan Acquisition Ltd., Senior Secured 2018 Term Loan B, 6 Month USD LIBOR + 3.00%, 8.73%, 3/28/2025 (b)	266,826	261,099
		993,368
MACHINERY-CONSTRUCTION & MINING — 0.0% (c)
Brookfield WEC Holdings, Inc., Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 2.75%, 7.94%, 8/1/2025 (b)	379,028	378,712
Clear Channel Outdoor Holdings, Inc., Senior Secured Term Loan B, 1 Month USD SOFR + 3.50%, 8.58%, 8/21/2026 (b)	237,711	227,480
		606,192
MEDIA — 0.1%
Charter Communications Operating LLC, Senior Secured 2019 Term Loan B2, 1 Month USD SOFR + 1.75%, 6.83%, 2/1/2027 (b)	182,161	181,288

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Diamond Sports Group LLC, 2022 2nd Lien Term Loan, 3 Month USD SOFR + 3.25%, 8.31%, 8/24/2026 (b) (d)	$ 171,496	$ 6,145
Go Daddy Operating Co. LLC, Senior Secured 2021 Term Loan B4, 1 Month USD LIBOR + 2.00%, 7.19%, 8/10/2027 (b)	284,267	284,252
Gray Television, Inc., Senior Secured 2021 Term Loan D, 1 Month USD SOFR + 3.00%, 8.27%, 12/1/2028 (b)	348,232	340,914
iHeartCommunications, Inc., Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 3.00%, 5/1/2026 (b)	170,000	147,677
NEP/NCP Holdco, Inc., Senior Secured 2018 1st Lien Term Loan, 1 Month USD SOFR + 3.25%, 8.33%, 10/20/2025 (b)	142,391	128,695
Radiate Holdco LLC, Senior Secured 2021 Term Loan B, 3 Month USD SOFR + 3.25%, 8.48%, 9/25/2026 (b)	146,337	122,502
Sinclair Television Group, Inc., Senior Secured Term Loan B2B, 1 Month USD SOFR + 2.50%, 7.72%, 9/30/2026 (b)	127,089	113,427
Univision Communications, Inc., Senior Secured 2022 First Lien Term Loan B, 3 Month USD SOFR + 4.25%, 9.49%, 6/24/2029 (b)	179,210	179,135
Vertical U.S. Newco, Inc., Senior Secured Term Loan B, 6 Month USD LIBOR + 3.50%, 8.60%, 7/30/2027 (b)	303,714	301,741
Ziggo Financing Partnership, Senior Secured USD Term Loan I, 1 Month USD LIBOR + 2.50%, 7.69%, 4/30/2028 (b)	190,000	187,422
		1,993,198
METALS & MINING — 0.0% (c)
Tiger Acquisition LLC, Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.25%, 8.45%, 6/1/2028 (b)	115,912	113,859
Security Description	Principal Amount	Value
MRI/MEDICAL DIAG IMAGING — 0.0% (c)
Radiology Partners, Inc., Senior Secured 2018 1st Lien Term Loan B, 1 Month USD SOFR + 4.25%, 9.33%, 7/9/2025 (b)	$ 159,661	$ 121,093
OIL, GAS & CONSUMABLE FUELS — 0.0% (c)
Pacific Gas & Electric Co., 2020 Term Loan B1, 1 Month USD LIBOR + 3.00%, 8.22%, 6/23/2025 (b)	313,512	313,848
Par Petroleum LLC, Senior Secured 2023 Term Loan B, 3 Month USD SOFR + 4.25%, 9.61%, 2/28/2030 (b)	49,875	49,189
Waterbridge Midstream Operating LLC, Senior Secured Term Loan B, 3 Month USD LIBOR + 5.75%, 11.01%, 6/22/2026 (b)	165,696	164,959
		527,996
PASSENGER AIRLINES — 0.1%
Air Canada, Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.50%, 8.84%, 8/11/2028 (b)	193,050	193,309
American Airlines, Inc.:
Senior Secured 2017 1st Lien Term Loan, 6 Month USD LIBOR + 3.50%, 8.26%, 1/29/2027 (b)	213,400	208,332
Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.75%, 10.00%, 4/20/2028 (b)	310,000	317,031
Kestrel Bidco, Inc., Senior Secured Term Loan B, 3 Month USD SOFR + 3.00%, 7.51%, 12/11/2026 (b)	184,325	179,269
Mileage Plus Holdings LLC, Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 5.25%, 10.76%, 6/21/2027 (b)	404,000	420,412
SkyMiles IP Ltd., Senior Secured 2020 Skymiles Term Loan B, 3 Month USD LIBOR + 3.75%, 8.80%, 10/20/2027 (b)	193,500	201,240

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
United Airlines, Inc., Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 9.29%, 4/21/2028 (b)	$ 279,078	$ 279,389
		1,798,982
PERSONAL CARE PRODUCTS — 0.0% (c)
Kronos Acquisition Holdings, Inc., Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 9.25%, 12/22/2026 (b)	225,406	220,140
PHARMACEUTICALS — 0.1%
Grifols Worldwide Operations USA, Inc., Senior Secured USD 2019 Term Loan B, 3 Month USD SOFR + 2.00%, 7.41%, 11/15/2027 (b)	240,000	236,550
Jazz Financing Lux SARL, Senior Secured USD Term Loan, 1 Month USD LIBOR + 3.50%, 8.86%, 5/5/2028 (b)	507,855	507,718
Organon & Co., Senior Secured USD Term Loan, 3 Month USD LIBOR + 3.00%, 8.25%, 6/2/2028 (b)	486,545	487,078
Perrigo Investments LLC, Senior Secured Term Loan B, 1 Month USD SOFR + 2.50%, 7.45%, 4/20/2029 (b)	193,723	192,512
PetVet Care Centers LLC, Senior Secured 2021 Term Loan B3, 1 Month USD LIBOR + 3.50%, 8.69%, 2/14/2025 (b)	220,658	216,576
Southern Veterinary Partners LLC, Senior Secured Term Loan, 1 Month USD SOFR + 4.00%, 9.22%, 10/5/2027 (b)	308,292	303,795
		1,944,229
PIPELINES — 0.1%
BCP Renaissance Parent LLC, Senior Secured 2022 Term Loan B3, 3 Month USD SOFR + 3.50%, 8.74%, 10/31/2026 (b)	137,829	137,559
Security Description	Principal Amount	Value
Buckeye Partners LP, Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 2.25%, 7.45%, 11/1/2026 (b)	$ 364,067	$ 362,057
CQP Holdco LP, Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 9.29%, 6/5/2028 (b)	272,245	272,090
Freeport LNG Investments LLLP, Senior Secured Term Loan B, 3 Month USD LIBOR + 3.50%, 8.75%, 12/21/2028 (b)	210,529	206,650
GIP II Blue Holding LP, Senior Secured Term Loan B, 1 Month USD SOFR + 4.50%, 9.72%, 9/29/2028 (b)	92,081	92,509
Oryx Midstream Services Permian Basin LLC, Senior Secured 2023 Incremental Term Loan, 1 Month USD SOFR + 3.25%, 8.54%, 10/5/2028 (b)	240,059	240,000
		1,310,865
PROFESSIONAL SERVICES — 0.0% (c)
Dun & Bradstreet Corp., Senior Secured 2022 Incremental Term Loan B2, 1 Month USD SOFR + 3.25%, 8.33%, 1/18/2029 (b)	69,125	69,060
Proofpoint, Inc., Senior Secured 1st Lien Term Loan, 3 Month USD LIBOR + 3.25%, 8.44%, 8/31/2028 (b)	334,900	328,341
Trans Union LLC, Senior Secured 2021 Term Loan B6, 1 Month USD SOFR + 2.25%, 7.47%, 12/1/2028 (b)	492,198	491,608
		889,009
PUBLISHING-BOOKS — 0.0% (c)
Getty Images, Inc., Senior Secured 2019 USD Term Loan B, 1 Month USD SOFR + 4.50%, 9.70%, 2/19/2026 (b)	157,575	157,772

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
RETAIL-BUILDING PRODUCTS — 0.0% (c)
LBM Acquisition LLC, Senior Secured Term Loan B, 6 Month USD LIBOR + 3.75%, 8.95%, 12/17/2027 (b)	$ 250,017	$ 240,771
Park River Holdings, Inc., Senior Secured Term Loan, 6 Month USD LIBOR + 3.25%, 8.52%, 12/28/2027 (b)	159,858	153,709
		394,480
RETAIL-RESTAURANTS — 0.0% (c)
IRB Holding Corp., Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 3.00%, 8.20%, 12/15/2027 (b)	348,953	346,990
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.0% (c)
Bright Bidco BV, Senior Secured 2022 Exit Term Loan, 3 Month USD SOFR + 1.00%, 8.00%, 10/31/2027 (b)	24,262	12,576
Ultra Clean Holdings, Inc., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 8.94%, 8/27/2025 (b)	128,036	128,216
		140,792
SOFTWARE — 0.2%
Applied Systems, Inc.:
Senior Secured 2021 2nd Lien Term Loan, 3 Month USD SOFR + 6.75%, 11.99%, 9/17/2027 (b)	210,000	210,591
Senior Secured 2022 Extended 1st Lien Term Loan, 3 Month USD SOFR + 4.50%, 9.74%, 9/18/2026 (b)	277,195	277,910
Athenahealth Group, Inc., Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 3.50%, 8.59%, 2/15/2029 (b)	266,505	257,177
Camelot U.S. Acquisition LLC, Senior Secured Term Loan B, 1 Month USD SOFR + 3.00%, 8.22%, 10/30/2026 (b)	365,000	364,909
Security Description	Principal Amount	Value
Castle U.S. Holding Corp., Senior Secured USD Term Loan B, 1 Month USD LIBOR + 3.75%, 8.94%, 1/29/2027 (b)	$ 312,192	$ 230,778
CDK Global, Inc., Senior Secured 2022 USD Term Loan B, 3 Month USD SOFR + 4.50%, 9.49%, 7/6/2029 (b)	204,125	203,792
Cengage Learning, Inc., Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.75%, 9.88%, 7/14/2026 (b)	303,401	297,960
Constant Contact, Inc., Senior Secured Term Loan, 3 Month USD LIBOR + 4.00%, 9.20%, 2/10/2028 (b)	114,155	109,321
Cornerstone OnDemand, Inc., Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.75%, 8.93%, 10/16/2028 (b)	131,783	123,135
DCert Buyer, Inc.:
2021 2nd Lien Term Loan, 3 Month USD SOFR + 7.00%, 12.26%, 2/19/2029 (b)	55,000	50,692
Senior Secured 2019 Term Loan B, 3 Month USD SOFR + 4.00%, 9.26%, 10/16/2026 (b)	75,200	74,671
Finastra USA, Inc.:
Senior Secured USD 1st Lien Term Loan, 6 Month USD LIBOR + 3.50%, 9.23%, 6/13/2024 (b)	119,939	115,610
USD 2nd Lien Term Loan, 6 Month USD LIBOR + 7.25%, 12.79%, 6/13/2025 (b)	105,000	95,701
First Advantage Holdings LLC, Senior Secured 2021 Term Loan B, 3 Month USD SOFR + 2.75%, 7.99%, 1/31/2027 (b)	275,666	275,667
GoTo Group, Inc., Senior Secured Term Loan B, 1 Month USD LIBOR + 4.75%, 9.93%, 8/31/2027 (b)	127,493	80,392
Grab Holdings, Inc., Senior Secured Term Loan B, 1 Month USD LIBOR + 4.50%, 9.70%, 1/29/2026 (b)	135,685	135,827

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Greeneden U.S. Holdings II LLC, Senior Secured 2020 USD Term Loan B4, 1 Month USD SOFR + 4.00%, 9.19%, 12/1/2027 (b)	$ 318,512	$ 318,086
Hyland Software, Inc., Senior Secured 2021 2nd Lien Term Loan, 1 Month USD LIBOR + 6.25%, 11.47%, 7/7/2025 (b)	45,000	43,481
I-Logic Technologies Bidco Ltd., Senior Secured 2021 USD Term Loan B, 3 Month USD SOFR + 4.00%, 9.24%, 2/16/2028 (b)	272,500	269,750
Informatica LLC, Senior Secured 2021 USD Term Loan B, 1 Month USD LIBOR + 2.75%, 8.00%, 10/27/2028 (b)	325,875	325,976
Ivanti Software, Inc., Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.25%, 9.42%, 12/1/2027 (b)	72,135	61,128
McAfee LLC, Senior Secured 2022 USD Term Loan B, 1 Month USD SOFR + 3.75%, 9.01%, 3/1/2029 (b)	103,079	98,885
MedAssets Software Intermediate Holdings, Inc., Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 4.00%, 9.18%, 12/18/2028 (b)	212,313	181,527
Mitchell International, Inc.:
Senior Secured 2021 2nd Lien Term Loan, 11.69%, 10/15/2029 (b)	40,000	35,500
Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 8.94%, 10/15/2028 (b)	242,041	237,125
PointClickCare Technologies, Inc., Senior Secured Term Loan B, 3 Month USD LIBOR + 3.00%, 8.19%, 12/29/2027 (b)	141,738	141,738
Polaris Newco LLC, Senior Secured USD Term Loan B, 3 Month USD LIBOR + 4.00%, 9.52%, 6/2/2028 (b)	122,382	112,999
Security Description	Principal Amount	Value
RealPage, Inc., Senior Secured 1st Lien Term Loan, 1 Month USD LIBOR + 3.00%, 8.19%, 4/24/2028 (b)	$ 249,365	$ 244,285
Sophia LP, Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.50%, 9.04%, 10/7/2027 (b)	419,554	415,709
Ultimate Software Group, Inc.:
2023 Incremental Term Loan, 3 Month USD SOFR + 7.00%, 9.78%, 5/4/2026 (b)	95,000	94,981
Senior Secured 2021 2nd Lien Term Loan, 3 Month USD SOFR + 5.25%, 10.27%, 5/3/2027 (b)	70,000	68,075
Senior Secured Term Loan B, 1 Month USD LIBOR + 3.75%, 5/4/2026 (b)	269,301	266,070
		5,819,448
SPECIALTY RETAIL — 0.1%
Great Outdoors Group LLC, Senior Secured 2021 Term Loan B1, 1 Month USD LIBOR + 3.75%, 8.94%, 3/6/2028 (b)	269,838	268,151
Jo-Ann Stores, Inc., Senior Secured 2021 Term Loan B1, 3 Month USD LIBOR + 4.75%, 10.02%, 7/7/2028 (b)	235,800	123,991
K-Mac Holdings Corp., Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 3.50%, 8.47%, 7/21/2028 (b)	190,856	187,784
Leslie's Poolmart, Inc., 2021 Term Loan B, 7.97%, 3/9/2028 (b)	344,120	343,833
Michaels Cos., Inc., Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.25%, 9.75%, 4/15/2028 (b)	88,958	79,039
Petco Health & Wellness Co., Inc., Senior Secured 2021 Term Loan B, 3 Month USD SOFR + 3.25%, 8.75%, 3/3/2028 (b)	355,000	352,982
PetSmart, Inc., Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 3.75%, 8.83%, 2/11/2028 (b)	344,623	344,553

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Pilot Travel Centers LLC, Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 2.00%, 7.20%, 8/4/2028 (b)	$ 343,244	$ 343,183
Rent-A-Center, Inc., Senior Secured 2021 First Lien Term Loan B, 3 Month USD LIBOR + 3.25%, 8.56%, 2/17/2028 (b)	158,072	158,269
Restoration Hardware, Inc., Senior Secured Term Loan B, 1 Month USD LIBOR + 2.50%, 7.60%, 10/20/2028 (b)	235,800	228,608
SRS Distribution, Inc., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.50%, 8.69%, 6/2/2028 (b)	310,313	302,191
Staples, Inc., Senior Secured 7 Year Term Loan, 3 Month USD LIBOR + 5.00%, 10.30%, 4/16/2026 (b)	205,714	176,593
Victoria's Secret & Co., Senior Secured Term Loan B, 1 Month USD SOFR + 3.25%, 8.51%, 8/2/2028 (b)	206,325	204,262
Whatabrands LLC, Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.25%, 8.47%, 8/3/2028 (b)	290,575	289,235
		3,402,674
STEEL-PRODUCERS — 0.0% (c)
Phoenix Services International LLC, Term Load, 11.00%, 3/1/2025	44,829	44,829
TELECOM SERVICES — 0.0% (c)
Connect Finco SARL, Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.50%, 8.70%, 12/11/2026 (b)	140,288	140,375
TELECOMMUNICATION EQUIP — 0.0% (c)
Cyxtera DC Holdings, Inc., Senior Secured Term Loan B, 3 Month USD SOFR + 3.00%, 8.07%, 5/1/2024 (b) (d)	294,531	149,866
Security Description	Principal Amount	Value
GOGO Intermediate Holdings LLC, Senior Secured Term Loan B, 1 Month USD SOFR + 3.75%, 8.97%, 4/30/2028 (b)	$ 144,045	$ 144,032
		293,898
TRANSPORT-SERVICES — 0.1%
Echo Global Logistics, Inc., Senior Secured Term Loan, 1 Month USD SOFR + 3.500%, 8.70%, 11/23/2028 (b)	122,640	119,267
EG America LLC, Senior Secured 2018 USD Term Loan, 1 Month USD SOFR + 4.00%, 9.08%, 2/7/2025 (b)	174,360	172,036
EG Group Ltd., Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.25%, 3/31/2026 (b)	152,692	152,167
Element Materials Technology Group U.S. Holdings, Inc.:
2022 USD Delayed Draw Term Loan, 3 Month USD SOFR + 4.25%, 9.59%, 7/6/2029 (b)	40,847	40,133
Senior Secured 2022 USD Term Loan, 3 Month USD SOFR + 4.25%, 9.59%, 7/6/2029 (b)	88,503	86,954
Endure Digital, Inc., Senior Secured Term Loan, 3 Month USD LIBOR + 3.50%, 8.79%, 2/10/2028 (b)	121,648	113,589
Everi Holdings, Inc., Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 2.50%, 7.69%, 8/3/2028 (b)	112,412	112,424
ExGen Renewables IV LLC, Senior Secured 2020 Term Loan, 3 Month USD LIBOR + 2.50%, 8.03%, 12/15/2027 (b)	187,039	186,162
LaserShip, Inc.:
Senior Secured 2021 2nd Lien Term Loan, 3 Month USD LIBOR + 7.50%, 12.69%, 5/7/2029 (b)	40,000	30,000

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.50%, 9.69%, 5/7/2028 (b)	$ 137,550	$ 114,167
		1,126,899
TOTAL SENIOR FLOATING RATE LOANS (Cost $53,510,295)		51,806,917
U.S. GOVERNMENT AGENCY OBLIGATIONS — 31.7%
Federal Home Loan Mortgage Corp.:
2.13%, 12/1/2051 (b)	11,307,075	9,923,954
2.22%, 7/1/2051 (b)	12,900,772	11,382,679
2.50%, 9/1/2050	12,914,247	10,992,314
3.00%, 6/1/2042	10,576,962	9,518,801
3.00%, 11/1/2042	5,950,100	5,385,366
3.00%, 12/1/2042	4,935,290	4,417,209
3.00%, 1/1/2045	688,580	621,243
3.00%, 2/1/2045	480,590	430,531
3.00%, 3/1/2045	472,721	423,482
3.00%, 4/1/2045	13,500,229	12,157,049
3.00%, 5/1/2045	1,859,191	1,665,533
3.00%, 8/1/2045	5,390,657	4,829,155
3.00%, 7/1/2047	1,893,328	1,694,576
3.00%, 6/1/2051	17,356,157	15,340,737
3.00%, 10/1/2051	15,551,127	13,836,513
3.00%, 3/1/2052	5,940,595	5,233,770
3.50%, 2/1/2045	751,006	697,622
3.50%, 4/1/2045	11,690,448	10,856,150
3.50%, 6/1/2045	5,931,426	5,508,113
3.50%, 10/1/2045	6,113,201	5,676,916
3.50%, 2/1/2046	3,045,611	2,815,228
4.00%, 4/1/2047	8,034,815	7,657,841
4.00%, 7/1/2047	2,049,502	1,953,331
4.00%, 10/1/2047	4,599,817	4,383,976
4.00%, 7/1/2052	32,249,062	30,270,638
4.30%, 1/1/2033	10,000,000	9,830,223
4.50%, 6/1/2044	912,614	898,873
4.50%, 7/1/2052	14,230,148	13,679,190
4.50%, 10/1/2052	17,674,243	16,986,885
4.80%, 1/1/2030	17,395,000	17,582,120
Federal Home Loan Mortgage Corp. REMICS:
Series 3852, Class NS, CMO, IO, REMIC, 1 Month USD LIBOR - 6.00%, 0.81%, 5/15/2041 (b)	3,191,261	231,439
Series 3889, Class VZ, CMO, REMIC, 4.00%, 7/15/2041	1,999,063	1,890,517
Security Description	Principal Amount	Value
Series 3935, Class SJ, CMO, IO, REMIC, 1 Month USD LIBOR - 6.65%, 1.46%, 5/15/2041 (b)	$ 488,020	$ 11,459
Series 4120, Class KA, CMO, REMIC, 1.75%, 10/15/2032	4,973,500	4,572,881
Series 4165, Class ZT, CMO, REMIC, 3.00%, 2/15/2043	4,414,330	3,478,673
Series 4364, Class ZX, CMO, REMIC, 4.00%, 7/15/2044	28,358,863	26,856,663
Series 4434, Class LZ, CMO, REMIC, 3.00%, 2/15/2045	3,850,875	3,265,268
Series 4444, Class CZ, CMO, REMIC, 3.00%, 2/15/2045	14,119,874	12,114,519
Series 4471, Class BA, CMO, REMIC, 3.00%, 12/15/2041	628,911	604,664
Series 4471, Class GA, CMO, REMIC, 3.00%, 2/15/2044	3,416,485	3,159,332
Series 4474, Class ZX, CMO, REMIC, 4.00%, 4/15/2045	14,292,326	13,596,876
Series 4483, Class CA, CMO, REMIC, 3.00%, 6/15/2044	3,304,826	3,072,461
Series 4484, ClassCD, CMO, REMIC, 1.75%, 7/15/2030	2,639,988	2,444,688
Series 4492, Class GZ, CMO, REMIC, 3.50%, 7/15/2045	7,589,078	6,955,796
Series 4504, Class CA, CMO, REMIC, 3.00%, 4/15/2044	2,977,006	2,792,193
Series 4533, Class AB, CMO, REMIC, 3.00%, 6/15/2044	2,787,595	2,594,166
Series 4543, Class HG, CMO, REMIC, 2.70%, 4/15/2044	4,999,287	4,639,329
Series 4702, Class ZL, CMO, 3.00%, 7/15/2047	14,805,148	12,872,482
Series 4792, Class A, CMO, REMIC, 3.00%, 5/15/2048	2,893,754	2,578,872
Series 5130, Class SD, CMO, IO, SOFR30A - 2.60%, 0.00%, 8/25/2051 (b)	79,201,061	1,084,833
Series 5243, Class IB, 3.00%, 1/25/2051	17,285,666	2,877,279

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Federal Home Loan Mortgage Corp. STACR REMIC Trust:
Series 2021-HQA4, Class M2, CMO, SOFR30A + 2.35%, 7.42%, 12/25/2041 (a) (b)	$ 5,000,000	$ 4,683,568
Series 2022-DNA2, Class M2, SOFR30A + 3.75%, 8.82%, 2/25/2042 (a) (b)	9,500,000	9,553,502
Series 2022-DNA3, Class M1B, SOFR30A + 2.90%, 7.97%, 4/25/2042 (a) (b)	20,000,000	19,955,714
Federal Home Loan Mortgage Corp. Strips Series 326, Class 300, CMO, 3.00%, 3/15/2044	9,628,702	8,596,464
Federal National Mortgage Association:
1.41%, 12/1/2030	10,000,000	8,034,229
1.91%, 12/1/2031	10,000,000	8,146,962
1.98%, 10/1/2033	19,500,000	15,795,218
2.22%, 12/1/2029	5,400,000	4,694,807
2.50%, 10/1/2040	18,362,395	16,277,609
2.50%, 9/1/2046	1,832,053	1,550,557
2.50%, 2/1/2047	4,582,468	3,964,796
2.50%, 11/1/2050	7,544,718	6,473,710
2.50%, 5/1/2051	8,146,021	6,914,369
2.80%, 11/1/2039	10,034,000	7,911,705
3.00%, 5/1/2035	2,844,859	2,637,199
3.00%, 10/1/2041	9,060,559	8,109,031
3.00%, 3/1/2043	2,157,054	1,950,062
3.00%, 7/1/2043	2,126,443	1,890,283
3.00%, 1/1/2045	68,601	60,900
3.00%, 3/1/2045	625,479	559,679
3.00%, 4/1/2045	1,247,773	1,099,475
3.00%, 7/1/2045	11,670,783	10,550,852
3.00%, 10/1/2046	2,266,451	2,028,431
3.00%, 2/1/2047	8,220,858	7,357,514
3.00%, 11/1/2048	5,040,522	4,504,806
3.00%, 10/1/2049	3,468,713	3,037,464
3.00%, 11/1/2051	25,157,734	22,235,604
3.00%, 4/1/2052	9,185,962	8,110,005
3.00%, 4/1/2053	10,731,476	9,552,376
3.50%, 9/1/2034	808,555	766,063
3.50%, 12/1/2034	690,304	654,026
3.50%, 2/1/2035	470,197	445,486
3.50%, 1/1/2045	5,085,316	4,718,536
3.50%, 2/1/2045	1,531,925	1,421,435
3.50%, 6/1/2045	5,977,435	5,544,320
3.50%, 11/1/2051	12,366,190	11,360,544
3.72%, 6/1/2032	11,718,445	11,046,494
3.88%, 10/1/2030	11,448,205	10,981,464
4.00%, 6/1/2052	11,902,046	11,164,956
Security Description	Principal Amount	Value
4.00%, 12/1/2052	$ 24,155,976	$ 22,746,136
4.50%, 3/1/2044	673,816	662,901
4.50%, 6/1/2044	218,578	215,037
4.50%, 7/1/2044	272,406	267,993
4.50%, 2/1/2045	452,511	445,181
4.55%, 3/1/2053 (b)	19,789,498	19,026,253
5.00%, 9/1/2052	8,435,430	8,264,203
5.13%, 11/1/2032	13,371,000	13,964,676
3.00%, 6/1/2051	15,534,960	13,745,699
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2022-R02, Class 2M2, CMO, SOFR30A + 3.00%, 8.07%, 1/25/2042 (a) (b)	12,000,000	11,891,312
Series 2023-R02, Class 1M2, SOFR30A + 3.35%, 8.42%, 1/25/2043 (a) (b)	13,500,000	13,610,811
Federal National Mortgage Association REMICS:
Series 2010-109, Class NS, CMO, REMIC, 3.00%, 10/25/2040	1,032,085	965,657
Series 2011-51, Class CI, CMO, IO, REMIC, 1 Month USD LIBOR - 6.00%, 0.85%, 6/25/2041 (b)	1,884,458	153,621
Series 2012-127, Class PA, CMO, REMIC, 2.75%, 11/25/2042	1,417,232	1,293,706
Series 2012-148, Class VZ, 3.00%, 1/25/2043	32,226,835	28,618,696
Series 2012-151, Class SB, CMO, REMIC, 1 Month USD LIBOR - 6.00%, 0.00%, 1/25/2043 (b)	20,907	12,100
Series 2013-114, Class HZ, CMO, REMIC, 3.00%, 11/25/2038	19,066,592	17,057,649
Series 2013-18, Class CD, CMO, REMIC, 1.50%, 10/25/2027	719,319	693,420
Series 2013-30, Class PS, CMO, REMIC, 1 Month USD LIBOR - 6.00%, 0.00%, 4/25/2043 (b)	611,451	387,814
Series 2014-21, Class GZ, CMO, REMIC, 3.00%, 4/25/2044	3,650,768	3,222,210
Series 2014-39, Class ZA, CMO, REMIC, 3.00%, 7/25/2044	4,317,490	3,833,462
Series 2015-42, Class CA, CMO, REMIC, 3.00%, 3/25/2044	2,087,984	1,939,707

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Series 2016-32, Class LA, CMO, REMIC, 3.00%, 10/25/2044	$ 3,398,268	$ 3,158,206
Series 2016-72, Class PA, CMO, REMIC, 3.00%, 7/25/2046	3,641,530	3,237,554
Series 2016-81, Class PA, CMO, REMIC, 3.00%, 2/25/2044	1,645,196	1,573,747
Series 2016-9, Class A, CMO, REMIC, 3.00%, 9/25/2043	25,383	25,220
Series 2016-92, Class A, CMO, REMIC, 3.00%, 4/25/2042	3,834,543	3,657,739
Series 2017-87, Class BA, CMO, REMIC, 3.00%, 12/25/2042	1,047,045	1,026,904
Series 2020-1, Class LA, 4.00%, 2/25/2060	12,839,665	11,124,091
Series 2020-47, Class GL, CMO, 2.00%, 5/25/2046	8,686,588	7,416,331
Series 2021-29, Class BA, CMO, 1.25%, 5/25/2041	9,243,513	7,930,245
Series 2021-35, Class EH, CMO, 2.00%, 2/25/2037	15,671,752	13,799,780
Federal National Mortgage Association-Aces:
Series 2018-M10, Class A1, 3.47%, 7/25/2028 (b)	1,044,860	1,034,071
Series 2020-M12, Class IO, 1.40%, 7/25/2029 (b)	98,729,458	5,721,423
Government National Mortgage Association:
2.50%, 3/20/2051	8,967,716	7,702,373
3.00%, 2/20/2052	23,037,009	20,642,959
Series 2021-143, Class IO, IO, VRN, 0.97%, 10/16/2063 (b)	83,692,862	5,473,423
Series 2021-40, Class IO, IO, VRN, 0.82%, 2/16/2063 (b)	72,579,357	4,335,265
Series 2021-57, Class AI, 2.00%, 2/20/2051	8,989,108	965,980
Series 2021-60, Class IO, IO, VRN, 0.83%, 5/16/2063 (b)	56,386,108	3,396,814
Series 2021-79, Class IO, IO, 0.88%, 8/16/2063 (b)	81,112,690	5,169,993
Series 2021-80, Class IO, IO, VRN, 0.90%, 12/16/2062 (b)	88,459,130	5,715,048
Series 2021-85, Class IO, IO, VRN, 0.68%, 3/16/2063 (b)	100,566,566	5,633,800
Security Description	Principal Amount	Value
Series 2021-99, Class IO, IO, VRN, 0.59%, 5/16/2061 (b)	$ 41,696,972	$ 2,121,737
Series 2022-91, Class IO, 0.43%, 7/16/2064 (b)	81,868,888	4,003,231
Government National Mortgage Association REMICS:
Series 2013-34, Class PL, CMO, REMIC, 3.00%, 3/20/2042	1,160,626	1,107,396
Series 2014-43, Class PS, CMO, IO, REMIC, 1 Month USD LIBOR - 6.18%, 1.03%, 7/20/2042 (b)	1,351,968	27,499
Series 2020-116, Class HS, CMO, IO, 1 Month USD LIBOR - 6.20%, 1.04%, 8/20/2050 (b)	7,090,701	806,072
Series 2020-173, Class SY, CMO, IO, 1 Month USD LIBOR - 6.30%, 1.14%, 11/20/2050 (b)	26,379,690	3,686,827
Series 2020-173, Class TI, CMO, IO, 2.00%, 11/20/2050	32,221,116	3,735,383
Series 2020-176, Class SL, CMO, IO, 1 Month USD LIBOR - 5.00%, 0.00%, 11/20/2050 (b)	8,797,700	568,319
Series 2020-185, Class SE, CMO, IO, 1 Month USD LIBOR - 6.30%, 1.14%, 12/20/2050 (b)	31,665,732	3,839,020
Series 2021-1, Class IH, 2.50%, 1/20/2051	39,553,769	5,405,074
Series 2021-118, Class EI, 2.50%, 7/20/2051	15,998,726	1,946,952
Series 2021-125, Class SN, CMO, IO, 1 Month USD LIBOR - 4.20%, 0.00%, 1/20/2051 (b)	8,133,656	384,373
Series 2021-137, Class IQ, 3.00%, 8/20/2051	22,120,752	3,393,247
Series 2021-196, Class IM, 3.00%, 11/20/2051	28,980,635	4,509,289
Series 2021-196, Class UI, IO, 3.00%, 11/20/2051	45,284,428	4,563,054
Series 2021-30, Class KI, 3.00%, 2/20/2051	8,771,002	1,308,915
Series 2021-44, Class IQ, 3.00%, 3/20/2051	16,273,840	2,472,158
Series 2021-8, Class KX, 3.00%, 1/20/2051	11,327,703	1,746,601
Series 2022-180, Class IO, 2.50%, 6/20/2051	44,550,205	6,645,569

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Series 2022-61, Class EI, 3.00%, 7/20/2051	$ 3,785,030	$ 583,952
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,049,387,762)		947,298,501
U.S. TREASURY OBLIGATIONS — 23.6%
U.S. Treasury Bill 4.79%, 12/28/2023	3,700,000	3,604,206
U.S. Treasury Bonds:
3.63%, 2/15/2053	347,000,000	333,282,656
3.63%, 5/15/2053	165,000,000	158,657,812
U.S. Treasury Notes:
3.38%, 5/15/2033	74,500,000	71,857,578
3.50%, 2/15/2033	10,800,000	10,521,563
3.63%, 3/31/2028	11,500,000	11,234,062
3.63%, 5/31/2028	8,700,000	8,510,367
3.63%, 3/31/2030	10,800,000	10,567,125
3.75%, 4/15/2026	23,100,000	22,610,930
3.75%, 5/31/2030	12,800,000	12,624,000
3.88%, 3/31/2025	11,600,000	11,372,531
3.88%, 4/30/2025	18,700,000	18,336,957
4.00%, 2/29/2028	8,700,000	8,637,469
4.00%, 6/30/2028	8,600,000	8,552,969
4.13%, 6/15/2026	14,300,000	14,153,649
TOTAL U.S. TREASURY OBLIGATIONS (Cost $709,204,692)		704,523,874
MORTGAGE-BACKED SECURITIES — 13.7%
American Home Mortgage Investment Trust Series 2007-1, Class GA1C, 1 Month USD LIBOR + 0.19%, 5.34%, 5/25/2047 (b)	5,185,815	2,922,238
Banc of America Funding Trust:
Series 2006-8T2, Class A4, CMO, 5.83%, 10/25/2036 (e)	1,713,806	1,441,444
Series 2007-5, Class CA1, CMO, 6.00%, 7/25/2037	3,146,257	2,555,830
BBCMS Mortgage Trust:
Series 2022-C18, Class XD, 2.35%, 12/15/2055 (a) (b)	12,094,000	1,842,307
Series 2023-C19, Class A5, 5.45%, 4/15/2056	1,700,000	1,725,198
BCAP LLC Trust Series 2010-RR4, Class 3212, CMO, 5.81%, 1/26/2037 (a) (b)	5,736,291	4,486,664
Security Description	Principal Amount	Value
BRAVO Residential Funding Trust:
Series 2022-NQM3, Class A1, 5.11%, 7/25/2062 (a) (b)	$ 3,633,944	$ 3,506,816
Series 2023-NQM4, Class A1, 6.44%, 5/25/2063 (a) (e)	12,000,000	11,939,916
ChaseFlex Trust Series 2007-3, Class 1A2, CMO , IO, 1 Month USD LIBOR + 0.46%, 5.61%, 7/25/2037 (b)	7,750,902	2,159,244
CHL Mortgage Pass-Through Trust:
Series 2007-3, Class A1, 6.00%, 4/25/2037	2,923,760	1,541,888
Series 2005-J2, Class 3A14, CMO, 5.50%, 8/25/2035	690,478	525,664
Series 2007-10, Class A4, 5.50%, 7/25/2037	3,461,521	1,643,612
Series 2007-12, Class A9, CMO, 5.75%, 8/25/2037	2,094,926	1,256,806
Series 2007-HYB1, Class 2A1, CMO, 3.78%, 3/25/2037 (b)	1,001,708	857,460
CIM Trust:
Series 2023-R2, Class A1, 5.50%, 8/25/2064 (a) (b)	15,971,678	15,709,199
Series 2023-R4, Class A1, 5.00%, 5/25/2062 (a) (b)	9,902,289	9,592,089
Citigroup Mortgage Loan Trust, Inc.:
Series 2007-10, Class 2A2A, CMO, 3.97%, 9/25/2037 (b)	1,991,030	1,587,097
Series 2007-AR4, Class 1A1A, CMO, 4.00%, 3/25/2037 (b)	1,187,540	983,168
Series 2007-AR5, Class 1A2A, CMO, 4.19%, 4/25/2037 (b)	536,649	450,126
Series 2021-JL1, Class A, 2.75%, 2/27/2062 (a) (b)	844,927	764,676
CitiMortgage Alternative Loan Trust:
Series 2007-A3, Class 1A4, 5.75%, 3/25/2037	2,800,604	2,229,417
Series 2007-A1, Class 1A7, CMO, 6.00%, 1/25/2037	3,564,717	2,942,529
COLT Mortgage Loan Trust:
Series 2022-2, Class A1, 2.99%, 2/25/2067 (a) (e)	16,318,196	14,430,078
Series 2022-3, Class M1, 4.23%, 2/25/2067 (a) (b)	10,023,000	7,947,169
Series 2023-1, Class A1, 6.05%, 4/25/2068 (a) (e)	9,630,719	9,487,491

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Countrywide Alternative Loan Trust:
Series 2005-54CB, Class 1A1, 1 Month USD LIBOR + 0.65%, 5.50%, 11/25/2035 (b)	$ 5,167,252	$ 3,813,763
Series 2007-16CB, Class 2A1, 1 Month USD LIBOR + 0.45%, 5.60%, 8/25/2037 (b)	6,562,538	2,492,470
Series 2005-21CB, Class A3, CMO, 5.25%, 6/25/2035	1,611,775	1,261,086
Series 2005-79CB, Class A4, CMO, 5.50%, 1/25/2036	3,124,255	1,919,509
Series 2006-24CB, Class A9, CMO, 6.00%, 8/25/2036	2,525,238	1,492,948
Series 2006-43CB, Class 1A12, CMO, 5.75%, 2/25/2037	2,299,187	1,270,032
Series 2006-OA2, Class A1, CMO, 1 Month USD LIBOR + 0.42%, 5.58%, 5/20/2046 (b)	1,697,060	1,505,773
Credit Suisse Mortgage Capital Certificates:
Series 2019-ICE4, Class A, 1 Month USD LIBOR + 0.98%, 6.17%, 5/15/2036 (a) (b)	1,685,806	1,674,973
Series 2021-RPL9, Class A1, 2.44%, 2/25/2061 (a) (b)	5,057,421	4,663,673
CSMC Mortgage-Backed Trust Series 2006-7, Class 7A7, CMO, 6.00%, 8/25/2036	1,197,441	1,087,232
CSMC Trust:
Series 2021-JR2, Class A1, 2.22%, 11/25/2061 (a) (b)	6,864,881	6,514,621
Series 2022-JR1, Class A1, 4.27%, 10/25/2066 (a) (e)	9,516,363	9,089,377
Deephaven Residential Mortgage Trust Series 2022-2, Class A1, 4.30%, 3/25/2067 (a) (b)	4,719,928	4,370,618
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-AR3, Class 1A4, 1 Month USD LIBOR + 0.64%, 5.79%, 6/25/2037 (b)	3,415,200	2,857,874
Security Description	Principal Amount	Value
Ellington Financial Mortgage Trust Series 2022-3, Class A1, 5.00%, 8/25/2067 (a) (e)	$ 5,698,933	$ 5,518,035
Federal Home Loan Mortgage Corp. REMICS:
Series 4341, Class AZ, 3.00%, 5/15/2044	10,502,376	9,207,167
Series 4342, Class JZ, 3.00%, 1/15/2045	3,989,185	3,417,078
Series 5319, Class PO, 0.01%, 8/25/2050	11,645,216	8,002,288
Federal National Mortgage Association REMICS:
Series 2021-57, Class EA, 1.00%, 5/25/2046	7,243,878	5,734,024
Series 2021-9, Class CA, 2.00%, 3/25/2051	12,389,917	10,241,381
First Horizon Alternative Mortgage Securities Trust:
Series 2007-FA4, Class 1A4, 6.25%, 8/25/2037	2,727,394	1,172,127
Series 2007-FA4, Class 1A7, 6.00%, 8/25/2037	1,909,491	792,557
Government National Mortgage Association REMICS:
Series 2016-99, Class LA, 2.00%, 11/20/2043	8,888,356	7,374,873
Series 2020-181, Class QI, 3.00%, 12/20/2050	8,415,914	1,136,517
Series 2020-84, Class NT, 1.25%, 6/20/2050	4,635,201	3,485,540
GS Mortgage Securities Trust Series 2023-GS1, Class AS, 4.04%, 11/10/2048 (b)	1,958,000	1,732,842
GSR Mortgage Loan Trust:
Series 2006-OA1, Class 1A1, CMO, 1 Month USD LIBOR + 0.44%, 5.59%, 8/25/2046 (b)	13,876,872	3,205,779
Series 2007-AR1, Class 2A1, 3.57%, 3/25/2047 (b)	4,212,393	2,633,057
HOMES Trust Series 2023-NQM1, Class A1, 6.18%, 1/25/2068 (a) (e)	6,675,657	6,612,574
IndyMac IMJA Mortgage Loan Trust Series 2007-A4, Class A1, CMO, 6.25%, 2/25/2038	21,516,182	7,336,798
IndyMac INDX Mortgage Loan Trust Series 2006-AR3, Class 3A1B, CMO, 3.29%, 4/25/2036 (b)	1,150,887	1,042,554

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Legacy Mortgage Asset Trust Series 2020-SL1, Class M, 3.25%, 1/25/2060 (a) (b)	$ 8,492,000	$ 7,951,674
Lehman XS Trust Series 2006-GP2, Class 1A4, 1 Month USD LIBOR + 0.66%, 4.07%, 6/25/2046 (b)	5,590,801	4,047,804
Luminent Mortgage Trust Series 2007-1, Class 1A1, CMO, 1 Month USD LIBOR + 0.32%, 5.47%, 11/25/2036 (b)	6,887,166	6,380,923
Morgan Stanley Resecuritization Trust Series 2014-R7, Class B2, CMO, 4.03%, 1/26/2051 (a) (b)	14,550,068	13,484,101
Morgan Stanley Residential Mortgage Loan Trust Series 2020-RPL1, Class A1, CMO, VRN, 2.69%, 10/25/2060 (a) (b)	693,317	644,696
NRPL Trust Series 2019-3A, Class A1, CMO, 6.00%, 7/25/2059 (a) (e)	3,084,555	3,088,383
OBX Trust:
Series 2023-NQM3, Class A1, 5.95%, 2/25/2063 (a) (e)	4,946,018	4,848,873
Series 2023-NQM4, Class A1, 6.11%, 3/25/2063 (a) (e)	15,837,399	15,657,290
PMT Credit Risk Transfer Trust:
Series 2019-2R, Class A, 1 Month USD LIBOR + 2.75%, 8.93%, 5/30/2025 (a) (b)	1,233,049	1,233,049
Series 2021-1R, Class A, 1 Month USD LIBOR + 2.90%, 8.08%, 2/27/2024 (a) (b)	864,700	844,501
Preston Ridge Partners Mortgage LLC:
Series 2020-6, Class A1, CMO, 2.36%, 11/25/2025 (a) (e)	3,041,290	2,906,101
Series 2022-1, Class A1, 3.72%, 2/25/2027 (a) (e)	14,735,804	13,959,092
PRPM LLC Series 2022-5, Class A1, 6.90%, 9/27/2027 (a) (e)	6,183,247	5,973,164
RALI Trust Series 2005-QS13, Class 2A4, 5.75%, 9/25/2035	3,133,247	2,640,524
Security Description	Principal Amount	Value
RBSGC Mortgage Loan Trust Series 2007-A, Class 2A2, 6.00%, 1/25/2037	$ 2,602,973	$ 2,278,702
Residential Accredit Loans, Inc. Trust Series 2005-QA7, Class A22, CMO, 4.87%, 7/25/2035 (b)	1,807,276	1,702,649
Residential Asset Securitization Trust Series 2005-A16, Class A3, 6.00%, 2/25/2036	3,015,040	1,276,850
Seasoned Credit Risk Transfer Trust:
Series 2019-4, Class MV, 3.00%, 2/25/2059	15,644,590	13,552,139
Series 2020-2, Class MT, CMO, 2.00%, 11/25/2059	6,312,805	5,152,110
Series 2020-3, Class MT, CMO, 2.00%, 5/25/2060	10,237,285	8,359,649
Structured Adjustable Rate Mortgage Loan Trust Series 2006-8, Class 4A3, CMO, 3.25%, 9/25/2036 (b)	139,362	139,362
Structured Asset Mortgage Investments II Trust:
Series 2007-AR3, Class 1A3, 1 Month USD LIBOR + 0.42%, 5.57%, 9/25/2047 (b)	7,395,847	5,013,717
Series 2004-AR3, Class M, CMO, 1 Month USD LIBOR + 0.68%, 5.82%, 7/19/2034 (b)	1,026,958	1,002,521
TBW Mortgage-Backed Trust Series 2006-6, Class A2B, 6.16%, 1/25/2037 (e)	10,522,162	3,077,295
UBS Commercial Mortgage Trust Series 2018-C8, Class C, 4.84%, 2/15/2051 (b)	1,969,000	1,629,336
Verus Securitization Trust:
Series 2022-3, Class A1, 4.13%, 2/25/2067 (a) (e)	17,444,814	15,930,964
Series 2023-3, Class A1, 5.93%, 3/25/2068 (a) (e)	4,951,120	4,884,547
Series 2023-4, Class A1, 5.81%, 5/25/2068 (a) (e)	10,963,211	10,787,262
Series 2023-INV1, Class A1, 6.00%, 2/25/2068 (a) (e)	7,591,463	7,509,337
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR14, Class 1A5, 3.34%, 11/25/2036 (b)	3,283,615	2,806,436

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust:
Series 2006-AR9, Class 2A, 4.82%, 11/25/2046 (b)	$ 2,871,188	$ 2,170,096
Series 2005-8, Class 2CB1, CMO, 5.50%, 10/25/2035	671,612	642,345
Series 2006-1, Class 4CB, 6.50%, 2/25/2036	4,724,869	3,665,004
Series 2006-5, Class 3A2, CMO, 6.50%, 7/25/2036 (e)	2,515,439	574,207
Series 2007-2, Class 1A3, CMO, 6.00%, 4/25/2037	3,745,342	2,995,189
Series 2007-HY1, Class A3A, CMO, 1 Month USD LIBOR + 0.46%, 5.61%, 2/25/2037 (b)	4,078,285	2,997,236
Wells Fargo Mortgage-Backed Securities Trust Series 2007-AR4, Class A1, CMO, 4.49%, 8/25/2037 (b)	759,007	747,124
TOTAL MORTGAGE-BACKED SECURITIES (Cost $443,552,256)		409,741,518
COMMERCIAL MORTGAGE BACKED SECURITIES — 3.2%
BAMLL Commercial Mortgage Securities Trust Series 2018-DSNY, Class A, 1 Month USD LIBOR + 0.85%, 6.04%, 9/15/2034 (a) (b)	720,000	715,089
Bank:
Series 2017-BNK4, Class XA, IO, 1.50%, 5/15/2050 (b)	24,590,788	977,121
Series 2017-BNK6, Class XA, IO, 0.91%, 7/15/2060 (b)	48,534,085	1,143,101
Series 2021-BN35, Class XA, IO, VRN, 1.15%, 6/15/2064 (b)	9,171,140	522,580
Benchmark Mortgage Trust:
Series 2018-B2, Class C, VRN, 4.43%, 2/15/2051 (b)	2,545,000	2,029,181
Series 2020-B19, Class XA, IO, VRN, 1.88%, 9/15/2053 (b)	19,919,459	1,433,250
Security Description	Principal Amount	Value
Series 2021-B24, Class XA, IO, VRN, 1.27%, 3/15/2054 (b)	$ 3,381,535	$ 198,422
BX Commercial Mortgage Trust:
Series 2020-VKNG, Class A, 1 Month USD LIBOR + 1.04%, 6.19%, 10/15/2037 (a) (b)	1,502,771	1,483,830
Series 2021-VOLT, Class E, 1 Month USD LIBOR + 2.00%, 7.19%, 9/15/2036 (a) (b)	1,923,000	1,814,981
Series 2021-XL2, Class E, 1 Month USD LIBOR + 1.85%, 7.04%, 10/15/2038 (a) (b)	2,670,793	2,545,166
BX Trust Series 2019-OC11, Class E, 4.08%, 12/9/2041 (a) (b)	3,830,000	3,095,250
CD Mortgage Trust Series 2017-CD4, Class XA, IO, 1.38%, 5/10/2050 (b)	13,315,712	467,441
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA, IO, 1.77%, 5/10/2058 (b)	9,907,343	331,032
Citigroup Commercial Mortgage Trust:
Series 2015-GC27, Class C, VRN, 4.57%, 2/10/2048 (b)	2,541,000	2,332,368
Series 2015-GC27, Class D, 4.57%, 2/10/2048 (a) (b)	423,700	340,646
Series 2015-GC31, Class C, 4.17%, 6/10/2048 (b)	1,500,000	1,202,062
Series 2015-GC33, Class C, 4.73%, 9/10/2058 (b)	1,500,000	1,250,327
Series 2016-GC36, Class XA, IO, 1.37%, 2/10/2049 (b)	19,327,754	457,316
Series 2020-555, Class E, 3.62%, 12/10/2041 (a) (b)	2,047,000	1,522,296
COMM Mortgage Trust:
Series 2013-CR12, Class XA, IO, 1.20%, 10/10/2046 (b)	15,237,851	28,860
Series 2015-CR22, Class XA, IO, 0.95%, 3/10/2048 (b)	7,180,630	75,758
Series 2015-CR26, Class XA, IO, 1.04%, 10/10/2048 (b)	18,498,723	279,408

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Series 2015-DC1, Class A5, 3.35%, 2/10/2048	$ 1,767,000	$ 1,682,760
Series 2015-DC1, Class C, VRN, 4.44%, 2/10/2048 (b)	644,000	547,628
Series 2015-DC1, Class XA, IO, 1.12%, 2/10/2048 (b)	5,942,336	62,471
Series 2016-DC2, Class XA, IO, 1.08%, 2/10/2049 (b)	14,344,150	261,903
Series 2017-PANW, Class E, 4.13%, 10/10/2029 (a) (b)	2,316,000	2,073,748
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class AS, 3.85%, 6/15/2057 (b)	900,000	840,043
Series 2015-C4, Class XA, IO, 0.95%, 11/15/2048 (b)	31,230,808	449,037
Series 2017-CX10, Class XA, IO, 0.89%, 11/15/2050 (b)	54,904,754	1,298,819
Series 2019-C17, Class XA, IO, VRN, 1.49%, 9/15/2052 (b)	29,755,375	1,633,550
CSMC Trust:
Series 2017-TIME, Class A, 3.65%, 11/13/2039 (a)	2,977,000	2,434,944
Series 2020-NET, Class A, 2.26%, 8/15/2037 (a)	2,384,659	2,129,956
Series 2021-B33, Class A1, 3.05%, 10/10/2043 (a)	632,000	539,581
Series 2021-B33, Class A2, 3.17%, 10/10/2043 (a)	2,250,000	1,724,986
DOLP Trust Series 2021-NYC, Class E, VRN, 3.70%, 5/10/2041 (a) (b)	1,000,000	610,059
Grace Trust Series 2020-GRCE, Class D, VRN, 2.77%, 12/10/2040 (a) (b)	1,147,000	798,661
Great Wolf Trust:
Series 2019-WOLF, Class E, 1 Month USD LIBOR + 2.85%, 7.99%, 12/15/2036 (a) (b)	100,000	97,176
Series 2019-WOLF, Class F, 1 Month USD LIBOR + 3.25%, 8.39%, 12/15/2036 (a) (b)	100,000	95,585
Security Description	Principal Amount	Value
GS Mortgage Securities Corp Trust:
Series 2018-TWR, Class A, 1 Month USD LIBOR + 1.15%, 6.34%, 7/15/2031 (a) (b)	$ 283,000	$ 271,456
Series 2018-TWR, Class D, 1 Month USD LIBOR + 1.85%, 7.04%, 7/15/2031 (a) (b)	650,000	441,865
Series 2018-TWR, Class E, 1 Month USD LIBOR + 2.35%, 7.54%, 7/15/2031 (a) (b)	650,000	415,875
Series 2018-TWR, Class F, 1 Month USD LIBOR + 3.05%, 8.24%, 7/15/2031 (a) (b)	650,000	389,885
Series 2018-TWR, Class G, 1 Month USD LIBOR + 4.17%, 9.37%, 7/15/2031 (a) (b)	650,000	354,147
GS Mortgage Securities Trust:
Series 2014-GC20, Class A5, 4.00%, 4/10/2047	1,774,000	1,744,867
Series 2014-GC24, Class XA, IO, 0.83%, 9/10/2047 (b)	24,571,680	144,823
Series 2014-GC26, Class A5, 3.63%, 11/10/2047	1,749,000	1,680,829
Series 2015-GC32, Class XA, IO, 0.85%, 7/10/2048 (b)	20,629,542	237,557
Series 2015-GC34, Class XA, IO, 1.36%, 10/10/2048 (b)	14,589,247	314,396
Series 2015-GS1, Class XA, IO, 0.90%, 11/10/2048 (b)	25,024,438	368,463
Series 2016-GS3, Class XA, IO, 1.32%, 10/10/2049 (b)	23,525,652	696,164
Series 2017-GS7, Class XA, IO, 1.23%, 8/10/2050 (b)	38,578,465	1,259,316
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-C20, Class B, 4.40%, 7/15/2047 (b)	3,000,000	2,658,269
Series 2015-JP1, Class XA, IO, 1.05%, 1/15/2049 (b)	14,725,563	261,616
Series 2016-JP3, Class B, VRN, 3.40%, 8/15/2049 (b)	2,899,000	2,392,058

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Series 2022-NLP, Class A, 1 Month USD LIBOR + 0.60%, 5.74%, 4/15/2037 (a) (b)	$ 2,359,019	$ 2,161,487
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23, Class A4, 3.67%, 9/15/2047	1,700,301	1,649,962
Series 2014-C21, Class B, VRN, 4.34%, 8/15/2047 (b)	1,055,000	959,746
Series 2014-C25, Class XA, IO, 0.95%, 11/15/2047 (b)	4,456,886	33,025
Series 2015-C28, Class XA, IO, 1.06%, 10/15/2048 (b)	7,822,300	85,158
Series 2015-C30, Class XA, IO, 0.57%, 7/15/2048 (b)	21,709,961	144,775
Series 2015-C32, Class C, 4.81%, 11/15/2048 (b)	1,132,000	858,902
JPMDB Commercial Mortgage Securities Trust Series 2016-C2, Class XA, IO, 1.63%, 6/15/2049 (b)	15,498,986	474,785
LoanCore Issuer Ltd. Series 2019-CRE2, Class AS, 1 Month USD LIBOR + 1.50%, 6.69%, 5/15/2036 (a) (b)	1,936,278	1,898,921
LSTAR Commercial Mortgage Trust Series 2017-5, Class X, IO, 0.95%, 3/10/2050 (a) (b)	34,547,384	602,109
Manhattan West Mortgage Trust:
Series 2020-1MW, Class C, VRN, 2.41%, 9/10/2039 (a) (b)	2,462,000	2,032,353
Series 2020-1MW, Class D, VRN, 2.41%, 9/10/2039 (a) (b)	2,462,000	1,993,987
Med Trust Series 2021-MDLN, Class G, 1 Month USD LIBOR + 5.25%, 10.44%, 11/15/2038 (a) (b)	2,850,321	2,649,809
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C12, Class XA, IO, 0.79%, 10/15/2046 (b)	6,106,177	238
Series 2015-C20, Class C, 4.60%, 2/15/2048 (b)	500,000	453,920
Series 2016-C28, Class XA, IO, 1.31%, 1/15/2049 (b)	17,935,707	393,643
Security Description	Principal Amount	Value
Series 2016-C30, Class XA, IO, 1.48%, 9/15/2049 (b)	$ 16,786,464	$ 525,647
Series 2016-C31, Class C, 4.41%, 11/15/2049 (b)	3,358,000	2,576,527
Morgan Stanley Capital I Trust:
Series 2015-UBS8, Class XA, IO, 1.00%, 12/15/2048 (b)	22,205,837	352,740
Series 2016-UB12, Class XA, IO, 0.79%, 12/15/2049 (b)	47,026,853	845,744
Series 2019-L3, Class XA, IO, 0.76%, 11/15/2052 (b)	55,585,625	1,801,721
One New York Plaza Trust Series 2020-1NYP, Class C, 1 Month USD LIBOR + 2.20%, 7.39%, 1/15/2036 (a) (b)	1,599,000	1,439,386
SG Commercial Mortgage Securities Trust Series 2016-C5, Class B, 3.93%, 10/10/2048	450,000	363,597
SLG Office Trust:
Series 2021-OVA, Class E, 2.85%, 7/15/2041 (a)	1,989,000	1,422,893
Series 2021-OVA, Class F, 2.85%, 7/15/2041 (a)	1,989,000	1,355,048
SREIT Trust Series 2021-MFP, Class D, 1 Month USD LIBOR + 1.58%, 6.77%, 11/15/2038 (a) (b)	2,864,000	2,747,599
UBS Commercial Mortgage Trust:
Series 2017-C1, Class XA, IO, 1.69%, 6/15/2050 (b)	17,138,615	742,961
Series 2017-C4, Class XA, IO, 1.24%, 10/15/2050 (b)	20,190,449	698,156
Velocity Commercial Capital Loan Trust Series 2020-1, Class M3, VRN, 3.19%, 2/25/2050 (a) (b)	2,187,753	1,747,497
Waterfall Commercial Mortgage Trust Series 2015-SBC5, Class A, 4.10%, 9/14/2022 (a) (b)	798,717	756,235
Wells Fargo Commercial Mortgage Trust:
Series 2015-C26, Class XA, IO, 1.32%, 2/15/2048 (b)	6,781,930	87,795
Series 2015-LC20, Class XA, IO, 1.42%, 4/15/2050 (b)	6,100,278	80,149

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Series 2015-NXS1, Class XA, IO, 1.21%, 5/15/2048 (b)	$ 6,642,481	$ 86,217
Series 2015-NXS2, Class XA, IO, 0.74%, 7/15/2058 (b)	20,891,766	189,613
Series 2015-P2, Class XA, IO, 1.08%, 12/15/2048 (b)	14,043,616	247,388
Series 2016-BNK1, Class XB, IO, VRN, 1.46%, 8/15/2049 (b)	19,849,000	664,888
Series 2016-C33, Class XA, IO, 1.73%, 3/15/2059 (b)	10,469,066	337,644
Series 2016-C35, Class B, 3.44%, 7/15/2048	3,000,000	2,528,635
Series 2017-C38, Class XA, IO, 1.11%, 7/15/2050 (b)	33,726,426	987,978
Series 2017-RC1, Class XA, IO, 1.55%, 1/15/2060 (b)	15,703,951	633,745
WFRBS Commercial Mortgage Trust:
Series 2014-C19, Class XA, IO, 1.11%, 3/15/2047 (b)	5,593,719	14,441
Series 2014-C21, Class XA, IO, 1.15%, 8/15/2047 (b)	12,439,671	84,600
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $154,359,936)		94,869,642
	Shares
SHORT-TERM INVESTMENT — 1.0%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 5.07% (j) (k) (Cost $30,238,919)	30,238,919	30,238,919
TOTAL INVESTMENTS — 99.8% (Cost $3,252,991,871)		2,981,408,112
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		6,032,201
NET ASSETS — 100.0%		$ 2,987,440,313

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 23.7% of net assets as of June 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	Amount is less than 0.05% of net assets.
(d)	Security is currently in default and/or issuer is in bankruptcy.
(e)	Step-up bond - Coupon rate increases in increments to maturity. Rate shown as of June 30, 2023. Maturity date shown is the final maturity.
(f)	Non-income producing security.
(g)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of June 30, 2023, total aggregate fair value of this security is $357, representing less than 0.05% of the Fund's net assets.
(h)	Reflects separate holdings of the issuer's common stock traded on different securities exchanges.
(i)	Position is unsettled. Contract rate was not determined at June 30, 2023 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(j)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(k)	The rate shown is the annualized seven-day yield at June 30, 2023.
ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment in Kind
PO	Principal Only
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
VRN	Variable Rate Note

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

At June 30, 2023, the Fund had unfunded loan commitments of $37,658, which could be extended at the option of the borrowers, pursuant to the following loan agreements:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation/(Depreciation) ($)
Pediatric Associates Holding Company, LLC	4,836	4,742	(94)
Athenahealth Group, Inc.	32,822	31,673	(1,149)
	$37,658	$36,415	$(1,243)

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$ 381,946,960	$ —	$ 381,946,960
Asset-Backed Securities	—	348,108,635	—	348,108,635
Foreign Government Obligations	—	12,855,176	—	12,855,176
U.S. Government Agency Obligations	—	947,298,501	—	947,298,501
U.S. Treasury Obligations	—	704,523,874	—	704,523,874
Mortgage-Backed Securities	—	408,508,469	—	409,741,518
Commercial Mortgage Backed Securities	—	94,869,642	—	94,869,642
Common Stocks	15,733	1,880	357	17,970
Senior Floating Rate Loans	—	51,806,917	—	51,806,917
Short-Term Investment	30,238,919	—	—	30,238,919
TOTAL INVESTMENTS	$30,254,652	$2,949,920,054	$357	$2,981,408,112
OTHER FINANCIAL INSTRUMENTS:
Unfunded Loans - Unrealized Depreciation	$ —	$ (1,243)	$ —	$ (1,243)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ —	$ (1,243)	$ —	$ (1,243)

Affiliate Table
	Number of Shares Held at 6/30/22	Value at 6/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/23	Value at 6/30/23	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	78,929,216	$78,929,216	$1,128,464,721	$1,177,155,018	$—	$—	30,238,919	$30,238,919	$3,050,003
See accompanying notes to financial statements.

[This Page Intentionally Left Blank]

SSGA ACTIVE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2023

	SPDR SSGA Multi-Asset Real Return ETF	SPDR SSGA Income Allocation ETF	SPDR SSGA Global Allocation ETF
ASSETS
Investments in unaffiliated issuers, at value*	$ 105,174,455	$ 9,468,061	$ —
Investments in affiliated issuers, at value	461,156,630	67,671,459	271,138,183
Total Investments	566,331,085	77,139,520	271,138,183
Foreign currency, at value	—	—	—
Net cash at broker	—	—	—
Cash	352	—	—
Receivable from broker — accumulated variation margin on futures contracts	—	—	—
Receivable for investments sold	—	—	—
Receivable for fund shares sold	—	—	—
Dividends receivable — unaffiliated issuers	—	—	—
Dividends receivable — affiliated issuers	96,072	6,025	259,272
Interest receivable — unaffiliated issuers	—	—	—
Securities lending income receivable — unaffiliated issuers	632	5,378	250
Securities lending income receivable — affiliated issuers	12,772	6,901	31,806
Receivable for foreign taxes recoverable	—	—	—
Other receivable	—	—	—
TOTAL ASSETS	566,440,913	77,157,824	271,429,511
LIABILITIES
Due to custodian	—	—	—
Payable upon return of securities loaned	32,724,798	5,978,695	41,508,999
Payable for investments purchased	—	—	—
Payable for fund shares repurchased	36,885	—	—
Payable to broker – accumulated variation margin on open futures contracts	—	—	—
Payable for accumulated variation margin on swap contracts	—	—	—
Advisory fee payable	45,564	5,545	29,869
Trustees’ fees and expenses payable	230	37	102
TOTAL LIABILITIES	32,807,477	5,984,277	41,538,970
NET ASSETS	$ 533,633,436	$ 71,173,547	$229,890,541
NET ASSETS CONSIST OF:
Paid-in Capital	$ 636,513,554	$ 94,932,994	$227,127,850
Total distributable earnings (loss)	(102,880,118)	(23,759,447)	2,762,691
NET ASSETS	$ 533,633,436	$ 71,173,547	$229,890,541
NET ASSET VALUE PER SHARE
Net asset value per share	$ 26.64	$ 30.29	$ 39.98
Shares outstanding (unlimited amount authorized, $0.01 par value)	20,030,000	2,350,000	5,750,000
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$ 131,221,210	$ 10,652,255	$ —
Investments in affiliated issuers	474,344,143	72,234,288	255,392,233
Total cost of investments	$ 605,565,353	$ 82,886,543	$255,392,233
Foreign currency, at cost	$ —	$ —	$ —
* Includes investments in securities on loan, at value	$ 33,996,738	$ 17,067,582	$ 43,391,568
See accompanying notes to financial statements.

SPDR SSGA Ultra Short Term Bond ETF	SPDR Loomis Sayles Opportunistic Bond ETF	SPDR Nuveen Municipal Bond ETF	SPDR Nuveen Municipal Bond ESG ETF

$500,602,101	$27,185,478	$42,421,864	$ 36,354,511
49,808,408	1,554,320	167,594	263,694
550,410,509	28,739,798	42,589,458	36,618,205
—	2,026	—	—
497,309	904,039	—	—
1,129	—	—	—
—	9,070	—	—
—	249,221	—	—
2,011,291	—	—	—
—	—	492,931	—
152,611	1,756	3,142	2,846
3,180,521	341,422	—	432,177
—	—	—	—
—	—	—	—
—	2,396	—	—
603	—	—	—
556,253,973	30,249,728	43,085,531	37,053,228

—	3,546	—	—
—	—	—	—
2,497,500	719,922	—	250,000
—	—	—	—
295,115	—	—	—
—	35,473	—	—
90,937	13,354	14,127	12,964
150	13	16	14
2,883,702	772,308	14,143	262,978
$553,370,271	$29,477,420	$43,071,388	$36,790,250

$555,270,880	$34,648,829	$46,527,295	$37,353,464
(1,900,609)	(5,171,409)	(3,455,907)	(563,214)
$553,370,271	$29,477,420	$43,071,388	$36,790,250

$ 40.25	$ 25.63	$ 26.92	$ 29.43
13,750,000	1,150,000	1,600,000	1,250,000

$503,896,216	$28,136,278	$44,464,808	$36,724,757
49,808,408	1,546,219	167,594	263,694
$553,704,624	$29,682,497	$44,632,402	$36,988,451
$ —	$ 2,036	$ —	$ —
$ —	$ —	$ —	$ —

SSGA ACTIVE TRUST
STATEMENTS OF ASSETS AND LIABILITIES  (continued)
June 30, 2023

	SPDR SSGA Fixed Income Sector Rotation ETF	SPDR SSGA US Sector Rotation ETF	SPDR DoubleLine Emerging Markets Fixed Income ETF
ASSETS
Investments in unaffiliated issuers, at value*	$ —	$ —	$ 76,059,929
Investments in affiliated issuers, at value	227,868,269	390,759,491	2,452,803
Total Investments	227,868,269	390,759,491	78,512,732
Foreign currency, at value	—	—	—
Cash	—	—	576,238
Receivable for investments sold	—	—	—
Receivable for fund shares sold	—	—	—
Dividends receivable — affiliated issuers	1,285	1,021	10,670
Interest receivable — unaffiliated issuers	—	—	1,016,309
Securities lending income receivable — unaffiliated issuers	916	452	—
Securities lending income receivable — affiliated issuers	32,805	27,461	—
Receivable from Adviser	25,722	43,115	—
Other receivable	—	—	—
TOTAL ASSETS	227,928,997	390,831,540	80,115,949
LIABILITIES
Due to custodian	—	—	84
Payable upon return of securities loaned	48,283,244	91,543,951	—
Payable for investments purchased	—	—	542,133
Unrealized depreciation on unfunded loan commitments	—	—	—
Advisory fee payable	73,835	163,141	42,137
Trustees’ fees and expenses payable	54	95	28
TOTAL LIABILITIES	48,357,133	91,707,187	584,382
NET ASSETS	$179,571,864	$299,124,353	$ 79,531,567
NET ASSETS CONSIST OF:
Paid-in Capital	$202,174,361	$289,216,900	$ 95,231,527
Total distributable earnings (loss)	(22,602,497)	9,907,453	(15,699,960)
NET ASSETS	$179,571,864	$299,124,353	$ 79,531,567
NET ASSET VALUE PER SHARE
Net asset value per share	$ 25.87	$ 43.35	$ 40.79
Shares outstanding (unlimited amount authorized, $0.01 par value)	6,940,000	6,900,000	1,950,000
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$ —	$ —	$ 86,149,318
Investments in affiliated issuers	231,853,147	363,068,942	2,452,803
Total cost of investments	$231,853,147	$363,068,942	$ 88,602,121
Foreign currency, at cost	$ —	$ —	$ —
* Includes investments in securities on loan, at value	$ 49,580,901	$ 95,360,242	$ —
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF	SPDR DoubleLine Total Return Tactical ETF

$ 123,110,685	$2,951,169,193
3,869,754	30,238,919
126,980,439	2,981,408,112
—	289
23,174	249,792
17,997	52,674,042
—	10,083,414
12,670	144,397
804,927	21,166,556
—	—
—	—
—	—
—	9,880
127,839,207	3,065,736,482

33	—
—	—
161,301	76,967,053
—	1,243
46,985	1,326,979
56	894
208,375	78,296,169
$127,630,832	$2,987,440,313

$137,665,039	$3,535,673,060
(10,034,207)	(548,232,747)
$127,630,832	$2,987,440,313

$ 46.41	$ 40.45
2,750,000	73,850,000

$128,796,555	$3,222,752,952
3,869,754	30,238,919
$132,666,309	$3,252,991,871
$ —	$ 278
$ —	$ —

SSGA ACTIVE TRUST
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2023

	SPDR SSGA Multi-Asset Real Return ETF	SPDR SSGA Income Allocation ETF	SPDR SSGA Global Allocation ETF
INVESTMENT INCOME
Interest income — unaffiliated issuers	$ —	$ —	$ —
Dividend income — unaffiliated issuers	16,150,805	197,003	873,969
Dividend income — affiliated issuers	16,414,506	3,534,661	6,169,407
Unaffiliated securities lending income	68,073	70,346	23,217
Affiliated securities lending income	199,469	241,690	444,225
Foreign taxes withheld	—	—	—
TOTAL INVESTMENT INCOME (LOSS)	32,832,853	4,043,700	7,510,818
EXPENSES
Advisory fee	547,405	69,462	247,697
Trustees’ fees and expenses	6,271	1,044	2,799
Proxy voting expenses	34,087	3,990	10,173
Miscellaneous expenses	270	42	112
TOTAL EXPENSES	588,033	74,538	260,781
NET INVESTMENT INCOME (LOSS)	$ 32,244,820	$ 3,969,162	$ 7,250,037
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(6,532,514)	(1,349,009)	(435,565)
Investments — affiliated issuers	(13,382,775)	(6,991,262)	(11,160,291)
In-kind redemptions — unaffiliated issuers	693,072	64,302	348,112
In-kind redemptions — affiliated issuers	12,122,716	563,177	4,752,224
Forward foreign currency exchange contracts	—	—	—
Foreign currency transactions	—	—	—
Futures contracts	—	—	—
Swap contracts	—	—	—
Net realized gain (loss)	(7,099,501)	(7,712,792)	(6,495,520)
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(29,027,578)	497,416	(1,569,618)
Investments — affiliated issuers	7,353,816	5,885,551	21,079,762
Forward foreign currency exchange contracts	—	—	—
Foreign currency translations	—	—	—
Futures contracts	—	—	—
Swap contracts	—	—	—
Net change in unrealized appreciation/depreciation	(21,673,762)	6,382,967	19,510,144
NET REALIZED AND UNREALIZED GAIN (LOSS)	(28,773,263)	(1,329,825)	13,014,624
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 3,471,557	$ 2,639,337	$ 20,264,661
See accompanying notes to financial statements.

SPDR SSGA Ultra Short Term Bond ETF	SPDR Loomis Sayles Opportunistic Bond ETF	SPDR Nuveen Municipal Bond ETF	SPDR Nuveen Municipal Bond ESG ETF	SPDR SSGA Fixed Income Sector Rotation ETF	SPDR SSGA US Sector Rotation ETF	SPDR DoubleLine Emerging Markets Fixed Income ETF

$15,160,194	$ 1,853,245	$ 849,095	$1,022,666	$ —	$ —	$ 3,690,845
—	—	—	—	—	—	—
1,091,063	104,055	72,627	51,961	3,975,217	4,273,640	100,724
—	—	—	—	17,137	39,169	—
—	—	—	—	305,592	229,631	—
—	—	—	—	—	—	(2,892)
16,251,257	1,957,300	921,722	1,074,627	4,297,946	4,542,440	3,788,677

856,882	166,896	159,950	151,146	509,254	1,326,079	471,259
4,516	402	468	430	1,532	2,655	874
13,837	1,228	1,529	1,382	5,276	9,240	2,996
194	—	—	—	66	111	—
875,429	168,526	161,947	152,958	516,128	1,338,085	475,129
$15,375,828	$ 1,788,774	$ 759,775	$ 921,669	$ 3,781,818	$ 3,204,355	$ 3,313,548

(916,335)	(2,122,869)	(1,181,504)	(88,163)	—	(3,581,797)	(5,095,150)
—	(19,020)	—	485	(12,445,559)	(13,683,523)	—
—	(122,007)	—	—	—	3,581,800	—
—	—	—	—	(85,067)	397,980	—
—	(1,704)	—	—	—	—	—
—	8,801	—	—	—	—	—
2,086,475	(710,768)	—	—	—	—	—
—	(123,401)	—	—	—	—	—
1,170,140	(3,090,968)	(1,181,504)	(87,678)	(12,530,626)	(13,285,540)	(5,095,150)

2,042,516	2,510,334	1,363,270	106,492	—	—	4,727,940
—	8,101	—	(31)	5,722,938	47,025,282	—
—	(2,566)	—	—	—	—	—
—	(31)	—	—	—	—	—
(419,791)	24,090	—	—	—	—	—
—	(16,281)	—	—	—	—	—
1,622,725	2,523,647	1,363,270	106,461	5,722,938	47,025,282	4,727,940
2,792,865	(567,321)	181,766	18,783	(6,807,688)	33,739,742	(367,210)
$18,168,693	$ 1,221,453	$ 941,541	$ 940,452	$ (3,025,870)	$ 36,944,097	$ 2,946,338

SSGA ACTIVE TRUST
STATEMENTS OF OPERATIONS  (continued)
For the Year Ended June 30, 2023

	SPDR DoubleLine Short Duration Total Return Tactical ETF	SPDR DoubleLine Total Return Tactical ETF
INVESTMENT INCOME
Interest income — unaffiliated issuers	$ 5,010,028	$ 111,662,448
Dividend income — unaffiliated issuers	19	—
Dividend income — affiliated issuers	184,641	3,050,003
Other income	9,236	—
Foreign taxes withheld	—	(4,317)
TOTAL INVESTMENT INCOME (LOSS)	5,203,924	114,708,134
EXPENSES
Advisory fee	573,619	13,532,233
Trustees’ fees and expenses	1,584	26,925
Proxy voting expenses	5,542	94,235
Miscellaneous expenses	—	1,141
TOTAL EXPENSES	580,745	13,654,534
NET INVESTMENT INCOME (LOSS)	$ 4,623,179	$101,053,600
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,185,399)	(73,961,643)
Foreign currency transactions	—	6
Net realized gain (loss)	(1,185,399)	(73,961,637)
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	522,666	(12,307,412)
Unfunded loan commitments	—	7,366
Foreign currency translations	(2)	—
Net change in unrealized appreciation/depreciation	522,664	(12,300,046)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(662,735)	(86,261,683)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 3,960,444	$ 14,791,917
See accompanying notes to financial statements.

[This Page Intentionally Left Blank]

SSGA ACTIVE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	SPDR SSGA Multi-Asset Real Return ETF		SPDR SSGA Income Allocation ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/23	Year Ended 6/30/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 32,244,820	$ 23,531,552	$ 3,969,162	$ 4,230,037
Net realized gain (loss)	(7,099,501)	4,007,362	(7,712,792)	(2,550)
Net change in unrealized appreciation/depreciation	(21,673,762)	(26,093,305)	6,382,967	(15,709,270)
Net increase (decrease) in net assets resulting from operations	3,471,557	1,445,609	2,639,337	(11,481,783)
Net equalization credits and charges	(320,063)	2,661,692	(50,204)	(16,609)
Distributions to shareholders	(32,025,253)	(26,209,495)	(4,182,212)	(4,045,876)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	282,817,522	419,842,759	21,883,439	38,728,531
Cost of shares redeemed	(188,661,245)	(57,424,560)	(44,726,185)	(52,680,244)
Net income equalization	320,063	(2,661,692)	50,204	16,609
Other Capital	—	18,255	—	—
Net increase (decrease) in net assets from beneficial interest transactions	94,476,340	359,774,762	(22,792,542)	(13,935,104)
Net increase (decrease) in net assets during the period	65,602,581	337,672,568	(24,385,621)	(29,479,372)
Net assets at beginning of period	468,030,855	130,358,287	95,559,168	125,038,540
NET ASSETS AT END OF PERIOD	$ 533,633,436	$468,030,855	$ 71,173,547	$ 95,559,168
SHARES OF BENEFICIAL INTEREST:
Shares sold	10,100,000	14,140,000	720,000	1,120,000
Shares redeemed	(6,830,000)	(1,950,000)	(1,480,000)	(1,520,000)
Net increase (decrease) from share transactions	3,270,000	12,190,000	(760,000)	(400,000)
See accompanying notes to financial statements.

SPDR SSGA Global Allocation ETF		SPDR SSGA Ultra Short Term Bond ETF		SPDR Loomis Sayles Opportunistic Bond ETF
Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/23	For the Period 9/28/21*- 6/30/22

$ 7,250,037	$ 9,954,711	$ 15,375,828	$ 2,171,248	$ 1,788,774	$ 966,581
(6,495,520)	12,256,385	1,170,140	(685,236)	(3,090,968)	(2,421,925)
19,510,144	(53,905,411)	1,622,725	(6,068,494)	2,523,647	(3,484,542)
20,264,661	(31,694,315)	18,168,693	(4,582,482)	1,221,453	(4,939,886)
73,146	192	398,172	(79,660)	(426)	(29,064)
(14,220,211)	(12,089,236)	(13,852,204)	(2,137,247)	(1,679,743)	(831,308)

27,236,038	36,021,408	366,334,053	239,500,100	7,602,349	44,823,447
(44,224,301)	(34,093,710)	(120,141,901)	(332,794,845)	(6,390,149)	(10,438,804)
(73,146)	(192)	(398,172)	79,660	426	29,064
529	—	133,928	138,713	20,414	89,647
(17,060,880)	1,927,506	245,927,908	(93,076,372)	1,233,040	34,503,354
(10,943,284)	(41,855,853)	250,642,569	(99,875,761)	774,324	28,703,096
240,833,825	282,689,678	302,727,702	402,603,463	28,703,096	—
$229,890,541	$240,833,825	$ 553,370,271	$ 302,727,702	$29,477,420	$ 28,703,096

710,000	810,000	9,150,000	5,950,000	300,000	1,500,000
(1,140,000)	(770,000)	(3,000,000)	(8,300,000)	(250,000)	(400,000)
(430,000)	40,000	6,150,000	(2,350,000)	50,000	1,100,000

*	Commencement of operations.

SSGA ACTIVE TRUST
STATEMENTS OF CHANGES IN NET ASSETS  (continued)

	SPDR Nuveen Municipal Bond ETF		SPDR Nuveen Municipal Bond ESG ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/23	For the Period 4/5/22*- 6/30/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 759,775	$ 231,606	$ 921,669	$ 152,659
Net realized gain (loss)	(1,181,504)	(189,996)	(87,678)	(105,291)
Net change in unrealized appreciation/depreciation	1,363,270	(3,416,424)	106,461	(476,707)
Net increase (decrease) in net assets resulting from operations	941,541	(3,374,814)	940,452	(429,339)
Net equalization credits and charges	10,872	(1,113)	3,028	1,649
Distributions to shareholders	(530,211)	(700,875)	(974,780)	(102,786)
Return of capital	(389,728)	—	—	—
Total Distributions to shareholders	(919,939)	(700,875)	(974,780)	(102,786)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	7,988,301	10,685,680	4,356,963	32,963,912
Cost of shares redeemed	—	(16,723,473)	—	—
Net income equalization	(10,872)	1,113	(3,028)	(1,649)
Other Capital	118	10,686	2,864	32,964
Net increase (decrease) in net assets from beneficial interest transactions	7,977,547	(6,025,994)	4,356,799	32,995,227
Net increase (decrease) in net assets during the period	8,010,021	(10,102,796)	4,325,499	32,464,751
Net assets at beginning of period	35,061,367	45,164,163	32,464,751	—
NET ASSETS AT END OF PERIOD	$43,071,388	$ 35,061,367	$36,790,250	$32,464,751
SHARES OF BENEFICIAL INTEREST:
Shares sold	300,000	400,000	150,000	1,100,000
Shares redeemed	—	(600,000)	—	—
Net increase (decrease) from share transactions	300,000	(200,000)	150,000	1,100,000

*	Commencement of operations.
See accompanying notes to financial statements.

SPDR SSGA Fixed Income Sector Rotation ETF		SPDR SSGA US Sector Rotation ETF		SPDR DoubleLine Emerging Markets Fixed Income ETF
Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/23	Year Ended 6/30/22

$ 3,781,818	$ 1,864,166	$ 3,204,355	$ 2,044,310	$ 3,313,548	$ 2,925,925
(12,530,626)	(5,800,454)	(13,285,540)	2,571,374	(5,095,150)	769,507
5,722,938	(9,885,098)	47,025,282	(30,518,656)	4,727,940	(17,006,267)
(3,025,870)	(13,821,386)	36,944,097	(25,902,972)	2,946,338	(13,310,835)
(760,410)	(509,259)	(400,836)	(142,580)	10,499	(15,165)
(3,737,844)	(1,883,135)	(4,093,813)	(7,269,494)	(3,330,606)	(5,404,954)
—	—	—	—	—	—
(3,737,844)	(1,883,135)	(4,093,813)	(7,269,494)	(3,330,606)	(5,404,954)

110,570,222	112,910,613	107,269,046	107,170,499	22,282,311	9,309,790
(42,780,089)	(61,634,491)	(44,239,964)	(45,148,661)	(16,630,979)	(40,124,127)
760,410	509,259	400,836	142,580	(10,499)	15,165
—	—	—	—	83,477	68,054
68,550,543	51,785,381	63,429,918	62,164,418	5,724,310	(30,731,118)
61,026,419	35,571,601	95,879,366	28,849,372	5,350,541	(49,462,072)
118,545,445	82,973,844	203,244,987	174,395,615	74,181,026	123,643,098
$179,571,864	$118,545,445	$299,124,353	$203,244,987	$ 79,531,567	$ 74,181,026

4,210,000	3,780,000	2,680,000	2,450,000	550,000	200,000
(1,640,000)	(2,060,000)	(1,120,000)	(1,040,000)	(400,000)	(825,000)
2,570,000	1,720,000	1,560,000	1,410,000	150,000	(625,000)

SSGA ACTIVE TRUST
STATEMENTS OF CHANGES IN NET ASSETS  (continued)

	SPDR DoubleLine Short Duration Total Return Tactical ETF		SPDR DoubleLine Total Return Tactical ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/23	Year Ended 6/30/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 4,623,179	$ 2,322,666	$ 101,053,600	$ 77,993,893
Net realized gain (loss)	(1,185,399)	(3,083,762)	(73,961,637)	(71,677,135)
Net change in unrealized appreciation/depreciation	522,664	(6,559,270)	(12,300,046)	(268,963,903)
Net increase (decrease) in net assets resulting from operations	3,960,444	(7,320,366)	14,791,917	(262,647,145)
Net equalization credits and charges	(29,009)	(22,189)	—	(3,201)
Distributions to shareholders	(4,502,769)	(2,972,526)	(117,444,339)	(96,266,392)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	16,211,354	89,243,755	1,101,213,991	12,031,920
Cost of shares redeemed	(19,702,219)	(107,825,844)	(258,273,252)	(597,715,967)
Net income equalization	29,009	22,189	—	3,201
Other Capital	51,328	241,692	2,456,789	621,780
Net increase (decrease) in net assets from beneficial interest transactions	(3,410,528)	(18,318,208)	845,397,528	(585,059,066)
Contribution from affiliate (Note 5)	7,309	—	—	—
Net increase (decrease) in net assets during the period	(3,974,553)	(28,633,289)	742,745,106	(943,975,804)
Net assets at beginning of period	131,605,385	160,238,674	2,244,695,207	3,188,671,011
NET ASSETS AT END OF PERIOD	$127,630,832	$ 131,605,385	$2,987,440,313	$2,244,695,207
SHARES OF BENEFICIAL INTEREST:
Shares sold	350,000	1,800,000	27,100,000	250,000
Shares redeemed	(425,000)	(2,200,000)	(6,350,000)	(12,950,000)
Net increase (decrease) from share transactions	(75,000)	(400,000)	20,750,000	(12,700,000)
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR SSGA Multi-Asset Real Return ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19
Net asset value, beginning of period	$ 27.93	$ 28.52	$ 21.25	$ 25.18	$ 26.62
Income (loss) from investment operations:
Net investment income (loss) (a)	1.61	2.99	0.65	0.78	0.69
Net realized and unrealized gain (loss) (b)	(1.37)	(0.44)	7.15	(3.89)	(1.43)
Total from investment operations	0.24	2.55	7.80	(3.11)	(0.74)
Net equalization credits and charges (a)	(0.02)	0.34	0.02	(0.02)	0.00(c)
Other capital (a)	—	0.00(c)	—	—	—
Distributions to shareholders from:
Net investment income	(1.51)	(3.48)	(0.55)	(0.80)	(0.70)
Net asset value, end of period	$ 26.64	$ 27.93	$ 28.52	$ 21.25	$ 25.18
Total return (d)	0.78%	10.57%	37.12%	(12.71)%	(2.71)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$533,633	$468,031	$130,358	$53,750	$112,792
Ratios to average net assets:
Total expenses (e)	0.11%	0.05%	0.08%	0.08%	0.12%
Net investment income (loss)	5.79%	10.09%	2.56%	3.30%	2.76%
Portfolio turnover rate (f)	30%	38%	49%	30%	28%
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Does not include expenses of the Underlying Funds in which the Fund invests.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR SSGA Income Allocation ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19
Net asset value, beginning of period	$ 30.73	$ 35.62	$ 30.37	$ 33.32	$ 32.42
Income (loss) from investment operations:
Net investment income (loss) (a)	1.45	1.33	1.35	1.43	1.53
Net realized and unrealized gain (loss) (b)	(0.33)	(4.92)	5.18	(2.95)	0.91
Total from investment operations	1.12	(3.59)	6.53	(1.52)	2.44
Net equalization credits and charges (a)	(0.02)	(0.01)	0.04	0.03	0.03
Other capital (a)	—	—	—	—	0.00(c)
Distributions to shareholders from:
Net investment income	(1.54)	(1.29)	(1.32)	(1.46)	(1.57)
Net asset value, end of period	$ 30.29	$ 30.73	$ 35.62	$ 30.37	$ 33.32
Total return (d)	3.79%	(10.41)%	21.90%	(4.56)%	7.93%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$71,174	$95,559	$125,039	$126,039	$104,613
Ratios to average net assets:
Total expenses (e)	0.09%	0.12%	0.16%	0.18%	0.18%
Net investment income (loss)	4.78%	3.85%	4.02%	4.41%	4.71%
Portfolio turnover rate (f)	89%	58%	60%	38%	71%
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Does not include expenses of the Underlying Funds in which the Fund invests.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR SSGA Global Allocation ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19
Net asset value, beginning of period	$ 38.97	$ 46.04	$ 36.88	$ 38.33	$ 37.72
Income (loss) from investment operations:
Net investment income (loss) (a)	1.21	1.61	0.91	1.07	1.03
Net realized and unrealized gain (loss) (b)	2.14	(6.71)	9.16	(1.44)	0.57
Total from investment operations	3.35	(5.10)	10.07	(0.37)	1.60
Net equalization credits and charges (a)	0.01	0.00(c)	(0.00)(c)	0.00(c)	0.01
Other capital (a)	0.00(c)	—	—	0.00(c)	—
Distributions to shareholders from:
Net investment income	(1.51)	(1.62)	(0.91)	(1.08)	(1.00)
Net realized gains	(0.84)	(0.35)	—	—	—
Total distributions	(2.35)	(1.97)	(0.91)	(1.08)	(1.00)
Net asset value, end of period	$ 39.98	$ 38.97	$ 46.04	$ 36.88	$ 38.33
Total return (d)	9.15%	(11.58)%	27.51%	(1.00)%	4.37%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$229,891	$240,834	$282,690	$237,850	$255,687
Ratios to average net assets:
Total expenses (e)	0.11%	0.11%	0.17%	0.09%	0.15%
Net investment income (loss)	3.12%	3.59%	2.16%	2.84%	2.76%
Portfolio turnover rate (f)	144%	153%	110%	94%	71%
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Does not include expenses of the Underlying Funds in which the Fund invests.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR SSGA Ultra Short Term Bond ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19
Net asset value, beginning of period	$ 39.83	$ 40.46	$ 40.26	$ 40.41	$ 40.27
Income (loss) from investment operations:
Net investment income (loss) (a)	1.44	0.21	0.27	0.81	1.02
Net realized and unrealized gain (loss) (b)	0.18	(0.63)	0.25	(0.11)	0.04
Total from investment operations	1.62	(0.42)	0.52	0.70	1.06
Net equalization credits and charges (a)	0.04	(0.01)	0.00(c)	0.02	0.03
Other capital (a)	0.01	0.01	0.01	0.03	0.02
Distributions to shareholders from:
Net investment income	(1.25)	(0.21)	(0.33)	(0.90)	(0.97)
Net asset value, end of period	$ 40.25	$ 39.83	$ 40.46	$ 40.26	$ 40.41
Total return (d)	4.24%	(1.05)%	1.34%	1.86%	2.79%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$553,370	$302,728	$402,603	$298,907	$167,719
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income (loss)	3.59%	0.51%	0.67%	2.02%	2.54%
Portfolio turnover rate (e)	34%	68%	76%	71%	100%
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR Loomis Sayles Opportunistic Bond ETF
	Year Ended 6/30/23	For the Period 9/28/2021*- 6/30/22
Net asset value, beginning of period	$ 26.09	$ 30.00
Income (loss) from investment operations:
Net investment income (loss) (a)	1.45	0.67
Net realized and unrealized gain (loss) (b)	(0.57)	(4.05)
Total from investment operations	0.88	(3.38)
Net equalization credits and charges (a)	(0.00)(c)	(0.02)
Other capital (a)	0.02	0.06
Distributions to shareholders from:
Net investment income	(1.36)	(0.57)
Net asset value, end of period	$ 25.63	$ 26.09
Total return (d)	3.58%	(11.25)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$29,477	$28,703
Ratios to average net assets:
Total expenses	0.53%	0.55%(e)
Net expenses	0.53%	0.51%(e)
Net investment income (loss)	5.62%	3.11%(e)
Portfolio turnover rate (f)	137%	101%(g)
*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Not annualized.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR Nuveen Municipal Bond ETF
	Year Ended 6/30/23	Year Ended 6/30/22	For the Period 2/3/21*- 6/30/21
Net asset value, beginning of period	$ 26.97	$ 30.11	$ 30.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.51	0.17	0.07
Net realized and unrealized gain (loss) (b)	0.04	(2.80)	0.11
Total from investment operations	0.55	(2.63)	0.18
Net equalization credits and charges (a)	0.01	(0.00)(c)	0.00(c)
Other capital (a)	0.00(c)	0.01	0.03
Distributions to shareholders from:
Net investment income	(0.36)	(0.30)	(0.10)
Net realized gains	—	(0.22)	—
Return of Capital	(0.25)	—	—
Total distributions	(0.61)	(0.52)	(0.10)
Net asset value, end of period	$ 26.92	$ 26.97	$ 30.11
Total return (d)	2.10%	(8.83)%	0.69%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$43,071	$35,061	$45,164
Ratios to average net assets:
Total expenses	0.40%	0.40%	0.40%(e)
Net investment income (loss)	1.90%	0.57%	0.57%(e)
Portfolio turnover rate (f)	52%	49%	51%(g)
*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Not annualized.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR Nuveen Municipal Bond ESG ETF
	Year Ended 6/30/23	For the Period 4/5/2022*- 6/30/22
Net asset value, beginning of period	$ 29.51	$ 30.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.77	0.14
Net realized and unrealized gain (loss) (b)	(0.03)	(0.57)
Total from investment operations	0.74	(0.43)
Net equalization credits and charges (a)	0.00(c)	0.00(c)
Other capital (a)	0.00(c)	0.03
Distributions to shareholders from:
Net investment income	(0.82)	(0.09)
Net asset value, end of period	$ 29.43	$ 29.51
Total return (d)	2.53%	(1.31)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$36,790	$32,465
Ratios to average net assets:
Total expenses	0.44%	0.43%(e)
Net investment income (loss)	2.62%	2.00%(e)
Portfolio turnover rate (f)	50%	5%(g)
*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Not annualized.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR SSGA Fixed Income Sector Rotation ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	For the Period 4/3/2019*- 6/30/19
Net asset value, beginning of period	$ 27.13	$ 31.31	$ 31.98	$ 31.08	$ 30.10
Income (loss) from investment operations:
Net investment income (loss) (a)	0.69	0.52	0.63	0.81	0.15
Net realized and unrealized gain (loss) (b)	(1.14)	(4.02)	(0.37)	1.31	0.99
Total from investment operations	(0.45)	(3.50)	0.26	2.12	1.14
Net equalization credits and charges (a)	(0.14)	(0.14)	(0.16)	(0.17)	0.00(c)
Distributions to shareholders from:
Net investment income	(0.67)	(0.54)	(0.77)	(1.05)	(0.16)
Net asset value, end of period	$ 25.87	$ 27.13	$ 31.31	$ 31.98	$ 31.08
Total return (d)	(2.12)%	(11.78)%	0.29%	6.42%	3.81%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$179,572	$118,545	$82,974	$47,014	$10,877
Ratios to average net assets:
Total expenses (e)	0.36%	0.39%	0.39%	0.31%	0.31%(f)
Net investment income (loss)	2.62%	1.76%	1.99%	2.57%	1.98%(f)
Portfolio turnover rate (g)	110%	75%	79%	150%	32%(h)
*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Does not include expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(h)	Not annualized.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR SSGA US Sector Rotation ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	For the Period 4/3/2019*- 6/30/19
Net asset value, beginning of period	$ 38.06	$ 44.38	$ 32.83	$ 30.73	$ 30.09
Income (loss) from investment operations:
Net investment income (loss) (a)	0.54	0.47	0.36	0.57	0.23
Net realized and unrealized gain (loss) (b)	5.51	(5.07)	11.62	1.98	0.55
Total from investment operations	6.05	(4.60)	11.98	2.55	0.78
Net equalization credits and charges (a)	(0.07)	(0.03)	(0.04)	0.03	(0.03)
Distributions to shareholders from:
Net investment income	(0.69)	(0.46)	(0.39)	(0.48)	(0.11)
Net realized gains	—	(1.23)	—	—	—
Total distributions	(0.69)	(1.69)	(0.39)	(0.48)	(0.11)
Net asset value, end of period	$ 43.35	$ 38.06	$ 44.38	$ 32.83	$ 30.73
Total return (c)	15.91%	(11.02)%	36.48%	8.52%	2.50%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$299,124	$203,245	$174,396	$68,617	$14,136
Ratios to average net assets:
Total expenses (d)	0.57%	0.54%	0.52%	0.49%	0.49%(e)
Net investment income (loss)	1.37%	1.06%	0.89%	1.79%	3.12%(e)
Portfolio turnover rate (f)	203%	202%	263%	154%	39%(g)
*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of Units at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Unit on the respective payment dates of the Trust. Broker commission charges are not included in this calculation.
(d)	Does not include expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(g)	Not annualized.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR DoubleLine Emerging Markets Fixed Income ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19
Net asset value, beginning of period	$ 41.21	$ 50.99	$ 49.09	$ 51.02	$ 48.25
Income (loss) from investment operations:
Net investment income (loss) (a)	1.85	1.49	1.48	1.87	1.98
Net realized and unrealized gain (loss)	(0.47)	(8.60)	1.83	(2.06)	2.60
Total from investment operations	1.38	(7.11)	3.31	(0.19)	4.58
Net equalization credits and charges (a)	0.01	(0.01)	0.03	0.04	0.03
Other capital (a)	0.05	0.03	0.09	0.13	0.08
Distributions to shareholders from:
Net investment income	(1.86)	(1.47)	(1.53)	(1.91)	(1.92)
Net realized gains	—	(1.22)	—	—	—
Total distributions	(1.86)	(2.69)	(1.53)	(1.91)	(1.92)
Net asset value, end of period	$ 40.79	$ 41.21	$ 50.99	$ 49.09	$ 51.02
Total return (b)	3.63%	(14.57)%	7.09%	(0.04)%	9.99%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$79,532	$74,181	$123,643	$94,494	$65,050
Ratios to average net assets:
Total expenses	0.66%	0.65%	0.72%	0.75%	0.75%
Net expenses	0.66%	0.65%	0.65%	0.65%	0.65%
Net investment income (loss)	4.57%	3.12%	2.95%	3.77%	4.06%
Portfolio turnover rate (c)	48%	38%	77%	54%	37%
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(c)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR DoubleLine Short Duration Total Return Tactical ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19
Net asset value, beginning of period	$ 46.59	$ 49.69	$ 49.57	$ 49.53	$ 48.81
Income (loss) from investment operations:
Net investment income (loss) (a)	1.68	0.69	0.68	1.08	1.30
Net realized and unrealized gain (loss) (b)	(0.22)	(2.96)	0.14	0.07	0.62
Total from investment operations	1.46	(2.27)	0.82	1.15	1.92
Net equalization credits and charges (a)	(0.01)	(0.01)	0.01	0.00(c)	0.03
Contribution from affiliate (Note 5)	0.00(c)	—	—	—	—
Other capital (a)	0.02	0.07	0.01	0.03	0.06
Distributions to shareholders from:
Net investment income	(1.65)	(0.73)	(0.72)	(1.14)	(1.29)
Net realized gains	—	(0.16)	—	—	—
Total distributions	(1.65)	(0.89)	(0.72)	(1.14)	(1.29)
Net asset value, end of period	$ 46.41	$ 46.59	$ 49.69	$ 49.57	$ 49.53
Total return (d)	3.24%	(4.52)%	1.70%	2.43%	4.18%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$127,631	$131,605	$160,239	$142,519	$121,344
Ratios to average net assets:
Total expenses	0.46%	0.45%	0.49%	0.50%	0.50%
Net expenses	0.46%	0.45%	0.45%	0.45%	0.45%
Net investment income (loss)	3.63%	1.41%	1.36%	2.18%	2.65%
Portfolio turnover rate (e)	34%	104%	58%	43%	62%
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR DoubleLine Total Return Tactical ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20	Year Ended 6/30/19
Net asset value, beginning of period	$ 42.27	$ 48.46	$ 49.40	$ 48.96	$ 47.60
Income (loss) from investment operations:
Net investment income (loss) (a)	1.68	1.30	1.09	1.37	1.56
Net realized and unrealized gain (loss) (b)	(1.55)	(5.91)	(0.70)	0.59	1.44
Total from investment operations	0.13	(4.61)	0.39	1.96	3.00
Net equalization credits and charges (a)	—	(0.00)(c)	0.00(c)	(0.00)(c)	0.00(c)
Contribution from affiliate	—	—	0.00(c)	—	—
Other capital (a)	0.04	0.01	0.00(c)	0.03	0.04
Distributions to shareholders from:
Net investment income	(1.99)	(1.59)	(1.33)	(1.55)	(1.68)
Net asset value, end of period	$ 40.45	$ 42.27	$ 48.46	$ 49.40	$ 48.96
Total return (d)	0.49%	(9.75)%	0.81%(e)	4.13%	6.53%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,987,440	$2,244,695	$3,188,671	$3,191,242	$3,336,881
Ratios to average net assets:
Total expenses	0.56%	0.55%	0.62%	0.65%	0.65%
Net expenses	0.56%	0.55%	0.55%	0.55%	0.55%
Net investment income (loss)	4.11%	2.79%	2.22%	2.80%	3.27%
Portfolio turnover rate (f)	113%	119%	82%(f)	25%	47%
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	If an affiliate had not made a contribution during the year ended ended June 30, 2021, the total return would have remained 0.81%.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2023

1.    Organization
SSGA Active Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of June 30, 2023, the Trust consists of fourteen (14) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate to the following series (each, a “Fund” and collectively, the “Funds”):
SPDR SSGA Multi-Asset Real Return ETF
SPDR SSGA Income Allocation ETF
SPDR SSGA Global Allocation ETF
SPDR SSGA Ultra Short Term Bond ETF
SPDR Loomis Sayles Opportunistic Bond ETF
SPDR Nuveen Municipal Bond ETF
SPDR Nuveen Municipal Bond ESG ETF
SPDR SSGA Fixed Income Sector Rotation ETF
SPDR SSGA US Sector Rotation ETF
SPDR DoubleLine Emerging Markets Fixed Income ETF
SPDR DoubleLine Short Duration Total Return Tactical ETF
SPDR DoubleLine Total Return Tactical ETF
The SPDR SSGA Ultra Short Term Bond ETF, SPDR Loomis Sayles Opportunistic Bond ETF, SPDR Nuveen Municipal Bond ETF and SPDR Nuveen Municipal Bond ESG ETF are each classified as a non-diversified investment company.  The remaining Funds are each classified as a diversified investment company under the 1940 Act.
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation
Each Fund's investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value each Fund’s investments by major category are as follows:
•  Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
•  Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2023

(“NAV”) per share or unit.
•   Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.
•   Debt obligations (including short-term investments and convertible debt securities) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.
•   Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.
•   Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. The rates are obtained from independent pricing services in accordance with the valuation policy and procedures approved by the Board.
•   Swap agreements are valued daily based upon prices supplied by Board approved pricing vendors or through brokers. Depending on the product and terms of the transaction, the value of agreements is determined using a series of techniques including valuation models that incorporate a number of market data factors, such as discounted cash flows, yields, curves, trades and values of the underlying reference instruments. In the event the advisor is unable to obtain an independent, third–party valuation the agreements will be fair valued.
•   Senior loans or other loans are valued at evaluated bid prices supplied by an independent pricing service, if available. Senior loans and other loans for which the Committee determines that there are no reliable valuations available from pricing services or brokers will be initially valued at cost and adjusted for amortization of principal until remeasurement is warranted due to a credit or economic event or other factors affecting the loan.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
Various inputs are used in determining the value of the Funds' investments.
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•  Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•   Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•   Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2023

The value of each Fund’s investments, according to the fair value hierarchy as of June 30, 2023, is disclosed in each Fund’s respective Schedule of Investments.
Investment Transactions and Income Recognition
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from the sale and disposition of investments are determined using the identified cost method.
Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.
Expenses
Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.
Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.
Foreign Taxes
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gain on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of June 30, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.
Equalization
The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.
Distributions
Distributions from net investment income are declared and paid quarterly for SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF and SPDR SSGA US Sector Rotation ETF and declared and paid monthly for SPDR SSGA Ultra Short Term Bond ETF, SPDR Loomis Sayles Opportunistic Bond ETF, SPDR Doubline Total Return Tactical ETF, SPDR Doubline Emerging Markets Fixed Income ETF, SPDR DoubleLine Short Duration Total Return Tactical ETF, SPDR SSGA Fixed Income Sector Rotation ETF, SPDR Nuveen Municipal Bond ESG ETF and SPDR Nuveen Municipal Bond ETF.
Net realized capital gains, if any, are distributed annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2023

3.    Securities and Other Investments
Delayed Delivery Transactions
During the year, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund’s Schedule of Investments. The Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.
Loan Agreements
The SPDR Loomis Sayles Opportunistic Bond ETF, SPDR DoubleLine Short Duration Total Return Tactical ETF and SPDR DoubleLine Total Return Tactical ETF invest in Senior Loans. Senior Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Senior Loans are often obligations of borrowers who have incurred a significant percentage of debt compared to their total assets and thus are highly leveraged. Funds do not treat the banks originating or acting as agents for the lenders, or granting or acting as intermediary in participation interests, in loans held by the Funds as the issuers of such loans.
4.    Derivative Financial Instruments
Forward Foreign Currency Exchange Contracts
The SPDR Loomis Sayles Opportunitistic Bond ETF may engage in forward foreign currency exchange contracts to acquire exposure to foreign currencies or to hedge the Fund's investments against currency fluctuations. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Certain risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gains on appreciated contracts, if any. Additionally, when utilizing forward foreign currency exchange contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract. For the year ended June 30, 2023, the Fund entered into forward foreign currency exchange contracts to offset the Fund’s exposure to the component currencies.
Futures Contracts
Funds may enter into futures contracts to meet the Funds' objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Subsequent payments are made or received Funds equal to the daily change in the contract value, accumulated, exchange rates, and or other transactional fees. The accumulation of those payments are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Funds recognizes a realized gain or loss when the contract is closed.
Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate with the movement of the assets underlying such contracts.
For the year ended June 30, 2023, the SPDR SSGA Ultra Short Term Bond ETF and SPDR Loomis Sayles Opportunistic Bond ETF entered into futures contracts to hedge interest rate exposure and manage duration.

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2023

Swaps
Certain Funds may enter into swap agreements, in which a Fund and counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“BL OTC”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).
A BL OTC swap is a transaction between a fund and dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. For BL OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as credit default swap contracts premiums paid and credit default swap contracts premiums received, respectively, in the Statement of Assets and Liabilities and amortized to realized gain/loss ratably over the term of the BL OTC swap. Payments received or made by the Fund for BL OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When a BL OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.
A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty (“CCP”), with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.
A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin if any, are designated on the Schedule of Investments and cash deposited is segregated and recorded on the Statement of Assets and Liabilities as due from broker. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations. For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination.
Interest Rate Swaps
Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. During the fiscal year ended June 30, 2023, the SPDR Loomis Sayles Opportunistic Bond ETF entered into interest rate swaps in order to manage interest rate risk.
Credit Default Swaps
During the year ended June 30, 2023, the SPDR Loomis Sayles Opportunistic Bond ETF engaged in credit default swaps to manage credit risk. When the Fund is the buyer in a credit default swap contract, the Fund is entitled to receive the par (or other agreed upon) value (full notional value) of a referenced debt obligation (or basket of debt obligations) from the counterparty (or central clearing party (“CCP”) in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund loses its investment and recovers nothing. However, if a credit event occurs, the Fund receives full notional value for a referenced debt obligation that may have little or no value. When the Fund is the seller of a credit default swap, it receives a fixed rate of income throughout the term of the contract, provided there is no credit event. If a credit event occurs, the Fund is obligated to pay the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement.
As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component.

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2023

The following tables summarize the value of the Fund's derivative instruments as of June 30, 2023, and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:
	Asset Derivatives
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
SPDR Loomis Sayles Opportunistic Bond ETF
Futures Contracts	$9,070	$—	$—	$—	$—	$9,070
	Liability Derivatives
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
SPDR SSGA Ultra Short Term Bond ETF
Futures Contracts	$295,115	$—	$—	$—	$—	$295,115
SPDR Loomis Sayles Opportunistic Bond ETF
Swap Contracts	35,473	—	—	—	—	35,473
	Net Realized Gain (Loss)
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
SPDR SSGA Ultra Short Term Bond ETF
Futures Contracts	$2,086,475	$ —	$ —	$—	$—	$2,086,475
SPDR Loomis Sayles Opportunistic Bond ETF
Forward Foreign Currency Exchange Contracts	—	(1,704)	—	—	—	(1,704)
Futures Contracts	(710,768)	—	—	—	—	(710,768)
Swap Contracts	(1,101)	—	(122,300)	—	—	(123,401)
	Net Change in Unrealized Appreciation/Depreciation
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
SPDR SSGA Ultra Short Term Bond ETF
Futures Contracts	$(419,791)	$ —	$ —	$—	$—	$(419,791)
SPDR Loomis Sayles Opportunistic Bond ETF
Forward Foreign Currency Exchange Contracts	—	(2,566)	—	—	—	(2,566)
Futures Contracts	24,090	—	—	—	—	24,090
Swap Contracts	(27,192)	—	10,911	—	—	(16,281)
5.    Fees and Transactions with Affiliates
Advisory Fee
The Trust on behalf of each Fund, has entered into an Investment Advisory Agreement with SSGA FM. As compensation for services rendered, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee (“Management/Advisory fee”) accrued daily and paid monthly, based on a percentage of each Fund’s

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2023

average daily net assets as shown in the following table:
Annual Rate
SPDR SSGA Multi-Asset Real Return ETF	0.50 *%
SPDR SSGA Income Allocation ETF	0.50 *
SPDR SSGA Global Allocation ETF	0.35 *
SPDR SSGA Ultra Short Term Bond ETF	0.20
SPDR Loomis Sayles Opportunistic Bond ETF	0.55 *
SPDR Nuveen Municipal Bond ETF	0.40
SPDR Nuveen Municipal Bond ESG ETF	0.43
SPDR SSGA Fixed Income Sector Rotation ETF	0.50 *
SPDR SSGA US Sector Rotation ETF	0.70 *
SPDR DoubleLine Emerging Markets Fixed Income ETF	0.65
SPDR DoubleLine Short Duration Total Return Tactical ETF	0.45
SPDR DoubleLine Total Return Tactical ETF	0.55
*	The Advisory fees are reduced for SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, SPDR Loomis Sayles Opportunistic Bond ETF, SPDR SSGA Fixed Income Sector Rotation ETF and SPDR SSGA US Sector Rotation ETF by the acquired fund fees and expenses and for the year ended June 30, 2023, the net annualized advisory fees were 0.10%, 0.08%, 0.11%, 0.52%, 0,35% and 0.56%, respectively.
With respect to each Fund, the Management fee is reduced by the acquired fund fees and expenses attributable to the Fund's investments in other investment companies (except acquired fund fees and expenses associated with holdings of acquired funds for cash management purposes).
From time to time, the Adviser may waive all or a portion of it's Management fee. The Adviser pays all expenses of each Fund other than the Management fee, brokerage expenses, taxes, interest, fees and expenses of the Trusts's trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) (including any Trustee’s counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses.
Administrator, Custodian, Sub-Administrator and Transfer Agent Fees
SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.
Distributor
State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the Distributor of the Trust.
Other Transactions with Affiliates - Securities Lending
State Street, an affiliate of the Funds, acts as the securities lending agent for the Funds, pursuant to an amended and restated securities lending authorization agreement  January 6, 2017, as amended.
Net proceeds collected by State Street on investment of cash collateral or any fee income less rebates payable to borrowers are paid as follows: If the calendar year to date net proceeds are below a specified threshold across SPDR ETFs, each Fund retains eighty five percent (85%) of the net proceeds and fifteen percent (15%) of such net proceeds is payable to State Street. Starting the business day following the date that calendar year to date net proceeds exceeds a specified threshold, each Fund retains ninety percent (90%) of the net proceeds and ten percent (10%) of such net proceeds is payable to State Street.
In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Portfolio II, an affiliated fund, for which SSGA FM serves as investment adviser. See Note 10 for additional information regarding securities lending.

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2023

Other Transactions with Affiliates
The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the year ended June 30, 2023 are disclosed in the Schedules of Investments.
During the fiscal year ended June 30, 2023 State Street made a contribution of $7,309 to the SPDR DoubleLine Short Duration Total Return Tactical ETF related to an accounting matter.
Due to Custodian
In certain circumstances, the Funds may have cash overdrafts with the Custodian due to expense payments, capital transactions, trading of securities, investment operations or derivative transactions. The Due to Custodian amount, if any, reflects cash overdrawn with State Street, as custodian, who is an affiliate of the Funds.
6.    Trustees’ Fees
The fees and expenses of the Independent Trustees and one interested, non-management Trustee are paid directly by the Funds. The Independent Trustees and one interested, non-management Trustee are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
7.    Investment Transactions
Purchases and sales of investments (excluding in-kind transactions and short term investments) for the year ended June 30, 2023, were as follows:
	U.S. Government Obligations		Other Securities
	Purchases	Sales	Purchases	Sales
SPDR SSGA Multi-Asset Real Return ETF	$ —	$ —	$156,581,376	$167,437,692
SPDR SSGA Income Allocation ETF	—	—	73,673,527	71,041,968
SPDR SSGA Global Allocation ETF	—	—	314,746,777	321,091,227
SPDR SSGA Ultra Short Term Bond ETF	—	—	233,479,072	136,374,870
SPDR Loomis Sayles Opportunistic Bond ETF	830,909	1,656,915	41,649,007	37,682,308
SPDR Nuveen Municipal Bond ETF	—	—	21,164,364	19,641,711
SPDR Nuveen Municipal Bond ESG ETF	—	—	20,739,207	16,691,281
SPDR SSGA Fixed Income Sector Rotation ETF	—	—	159,357,289	159,429,538
SPDR SSGA US Sector Rotation ETF	—	—	479,451,438	479,984,299
SPDR DoubleLine Emerging Markets Fixed Income ETF	—	—	36,604,432	33,026,404
SPDR DoubleLine Short Duration Total Return Tactical ETF	23,740,117	9,654,578	19,023,248	24,907,892
SPDR DoubleLine Total Return Tactical ETF	3,117,516,985	2,389,921,243	490,532,299	306,503,489
For the year ended June 30, 2023, the following Funds had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:
	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/(Losses)
SPDR SSGA Multi-Asset Real Return ETF	$265,604,141	$173,042,608	$12,815,788
SPDR SSGA Income Allocation ETF	20,092,826	42,341,606	627,479
SPDR SSGA Global Allocation ETF	25,596,557	41,563,797	5,100,336
SPDR Loomis Sayles Opportunistic Bond ETF	—	4,186,225	(122,007)
SPDR Nuveen Municipal Bond ETF	8,484,662	—	—
SPDR SSGA Fixed Income Sector Rotation ETF	110,568,611	42,778,398	(85,067)
SPDR SSGA US Sector Rotation ETF	106,426,542	43,396,485	3,979,780

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2023

8.    Shareholder Transactions
Each Fund issues and redeems its shares, at NAV, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.
The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes in Net Assets.
9.    Income Tax Information
The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed each Fund's tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for in-kind transactions, paydown gain and losses, distributions in excess of current earnings and wash sale loss deferrals. In addition, certain funds claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2023, was as follows:
	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR SSGA Multi-Asset Real Return ETF	$ 32,025,253	$ —	$ —	$ —	$ 32,025,253
SPDR SSGA Income Allocation ETF	4,182,212	—	—	—	4,182,212
SPDR SSGA Global Allocation ETF	9,050,475	—	5,169,736	—	14,220,211
SPDR SSGA Ultra Short Term Bond ETF	13,852,204	—	—	—	13,852,204
SPDR Loomis Sayles Opportunistic Bond ETF	1,679,743	—	—	—	1,679,743
SPDR Nuveen Municipal Bond ETF	76,677	453,534	—	389,728	919,939
SPDR Nuveen Municipal Bond ESG ETF	5,789	968,991	—	—	974,780
SPDR SSGA Fixed Income Sector Rotation ETF	3,737,844	—	—	—	3,737,844
SPDR SSGA US Sector Rotation ETF	4,093,813	—	—	—	4,093,813
SPDR DoubleLine Emerging Markets Fixed Income ETF	3,330,606	—	—	—	3,330,606
SPDR DoubleLine Short Duration Total Return Tactical ETF	4,502,769	—	—	—	4,502,769
SPDR DoubleLine Total Return Tactical ETF	117,444,339	—	—	—	117,444,339

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2023

The tax character of distributions paid during the year ended June 30, 2022, was as follows:
	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
SPDR SSGA Multi-Asset Real Return ETF	$ 26,209,495	$ —	$ —	$ 26,209,495
SPDR SSGA Income Allocation ETF	4,045,876	—	—	4,045,876
SPDR SSGA Global Allocation ETF	9,962,243	—	2,126,993	12,089,236
SPDR SSGA Ultra Short Term Bond ETF	2,137,247	—	—	2,137,247
SPDR Loomis Sayles Opportunistic Bond ETF	831,308	—	—	831,308
SPDR Nuveen Municipal Bond ETF	304,924	395,951	—	700,875
SPDR Nuveen Municipal Bond ESG ETF	6,073	96,713	—	102,786
SPDR SSGA Fixed Income Sector Rotation ETF	1,883,135	—	—	1,883,135
SPDR SSGA US Sector Rotation ETF	7,269,494	—	—	7,269,494
SPDR DoubleLine Emerging Markets Fixed Income ETF	4,608,767	—	796,187	5,404,954
SPDR DoubleLine Short Duration Total Return Tactical ETF	2,715,591	—	256,935	2,972,526
SPDR DoubleLine Total Return Tactical ETF	96,266,392	—	—	96,266,392
At June 30, 2023, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total
SPDR SSGA Multi-Asset Real Return ETF	$ 219,567	$ (60,765,529)	$—	$ (42,334,156)	$ (102,880,118)
SPDR SSGA Income Allocation ETF	—	(17,340,170)	—	(6,419,277)	(23,759,447)
SPDR SSGA Global Allocation ETF	—	(9,703,927)	—	12,466,618	2,762,691
SPDR SSGA Ultra Short Term Bond ETF	1,706,812	(302,524)	—	(3,304,897)	(1,900,609)
SPDR Loomis Sayles Opportunistic Bond ETF	147,767	(4,329,041)	—	(990,135)	(5,171,409)
SPDR Nuveen Municipal Bond ETF	—	(1,412,963)	—	(2,042,944)	(3,455,907)
SPDR Nuveen Municipal Bond ESG ETF	—	(192,969)	—	(370,245)	(563,214)
SPDR SSGA Fixed Income Sector Rotation ETF	43,974	(18,350,483)	—	(4,295,988)	(22,602,497)
SPDR SSGA US Sector Rotation ETF	—	(16,311,007)	—	26,218,460	9,907,453
SPDR DoubleLine Emerging Markets Fixed Income ETF	72,697	(5,651,939)	—	(10,120,718)	(15,699,960)
SPDR DoubleLine Short Duration Total Return Tactical ETF	560,513	(4,848,825)	—	(5,745,895)	(10,034,207)
SPDR DoubleLine Total Return Tactical ETF	12,882,827	(289,320,692)	—	(271,794,882)	(548,232,747)
As of June 30, 2023, the following Funds had capital loss carryforwards available to offset future realized capital gains as follows:
	Non-Expiring Short Term	Non-Expiring Long Term
SPDR SSGA Multi-Asset Real Return ETF	$ 25,250,988	$ 35,514,541
SPDR SSGA Income Allocation ETF	9,618,849	7,721,321
SPDR SSGA Global Allocation ETF	7,243,186	2,460,741
SPDR SSGA Ultra Short Term Bond ETF	302,524	—
SPDR Loomis Sayles Opportunistic Bond ETF	2,902,740	1,426,301
SPDR Nuveen Municipal Bond ETF	—	1,412,963
SPDR Nuveen Municipal Bond ESG ETF	156,548	36,421
SPDR SSGA Fixed Income Sector Rotation ETF	9,946,884	8,403,599
SPDR SSGA US Sector Rotation ETF	12,136,781	4,174,226
SPDR DoubleLine Emerging Markets Fixed Income ETF	358,351	5,293,588
SPDR DoubleLine Short Duration Total Return Tactical ETF	2,623,845	2,224,980
SPDR DoubleLine Total Return Tactical ETF	174,806,045	114,514,647

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2023

As of June 30, 2023, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR SSGA Multi-Asset Real Return ETF	$ 608,665,241	$ 1,643,484	$ 43,977,640	$ (42,334,156)
SPDR SSGA Income Allocation ETF	83,558,797	176,349	6,595,626	(6,419,277)
SPDR SSGA Global Allocation ETF	258,671,565	16,414,791	3,948,173	12,466,618
SPDR SSGA Ultra Short Term Bond ETF	553,420,012	309,109	3,614,006	(3,304,897)
SPDR Loomis Sayles Opportunistic Bond ETF	29,711,737	225,048	1,215,173	(990,125)
SPDR Nuveen Municipal Bond ETF	44,632,402	112,970	2,155,914	(2,042,944)
SPDR Nuveen Municipal Bond ESG ETF	36,988,451	197,927	568,173	(370,246)
SPDR SSGA Fixed Income Sector Rotation ETF	232,164,257	230,354	4,526,342	(4,295,988)
SPDR SSGA US Sector Rotation ETF	364,541,031	26,633,313	414,853	26,218,460
SPDR DoubleLine Emerging Markets Fixed Income ETF	88,633,450	300,768	10,421,486	(10,120,718)
SPDR DoubleLine Short Duration Total Return Tactical ETF	132,726,332	52,988	5,798,881	(5,745,893)
SPDR DoubleLine Total Return Tactical ETF	3,253,201,751	6,182,226	277,975,865	(271,793,639)
10.    Securities Lending
Each Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.
The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, the Funds will bear the risk of loss of any cash collateral that it may invest. The Funds receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, the Funds will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.
The market value of securities on loan as of June 30, 2023, and the value of the invested cash collateral are disclosed in the Funds' Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds' Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds does not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds' Statements of Operations, represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.
The following is a summary of each Fund's securities lending agreements and related cash and non-cash collateral received as of June 30, 2023:
Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received*	Total Collateral Received
SPDR SSGA Multi-Asset Real Return ETF	$ 33,996,738	$ 32,724,798	$ 1,837,100	$ 34,561,898
SPDR SSGA Income Allocation ETF	17,067,582	5,978,695	11,402,825	17,381,520
SPDR SSGA Global Allocation ETF	43,391,568	41,508,999	2,538,119	44,047,118
SPDR SSGA Fixed Income Sector Rotation ETF	49,580,901	48,283,244	2,280,151	50,563,395
SPDR SSGA US Sector Rotation ETF	95,360,242	91,543,951	5,019,782	96,563,733
*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2023

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2023:
		Remaining Contractual Maturity of the Agreements as of June 30, 2023
Fund	Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total Borrowings	Gross Amount of Recognized Liabilities for Securities Lending Transactions
SPDR SSGA Multi-Asset Real Return ETF	Mutual Funds and Exchange Traded Products	$32,724,798	$—	$—	$—	$32,724,798	$32,724,798
SPDR SSGA Income Allocation ETF	Mutual Funds and Exchange Traded Products	5,978,695	—	—	—	5,978,695	5,978,695
SPDR SSGA Global Allocation ETF	Mutual Funds and Exchange Traded Products	41,508,999	—	—	—	41,508,999	41,508,999
SPDR SSGA Fixed Income Sector Rotation ETF	Mutual Funds and Exchange Traded Products	48,283,244	—	—	—	48,283,244	48,283,244
SPDR SSGA US Sector Rotation ETF	Mutual Funds and Exchange Traded Products	91,543,951	—	—	—	91,543,951	91,543,951
11.    Line of Credit
Certain Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) have access to $200 million of a $1.275 billion ($1.1 billion prior to October 6, 2022) revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2023 unless extended or renewed.
The following Funds participate in the credit facility as of June 30, 2023:
SPDR SSGA Ultra Short Term Bond ETF
SPDR Loomis Sayles Opportunistic Bond ETF
SPDR DoubleLine Emerging Markets Fixed Income ETF
SPDR DoubleLine Short Duration Total Return Tactical ETF
SPDR DoubleLine Total Return Tactical ETF
The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses paid by the Adviser. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1.00% plus the greater of the New York Fed Bank Rate and the one-month SOFR Rate.
The Funds had no outstanding loans as of June 30, 2023.
12.    Risks
Concentration Risk
As a result of the Funds' ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds' investments more than if the were more broadly diversified.

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2023

Foreign and Emerging Markets Risk
Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the undefined invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the undefined invests in securities of issuers located in emerging markets, these risks may be even more pronounced.
Market Risk
The Funds' investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness, such as COVID-19, or other public health issues, or other events could have a significant impact on the Fund and its investments.
13.    Recent Accounting Pronouncement
In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2206 Reference Rate Reform (Topic 848). ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.
14.    Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

SSGA ACTIVE TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, SPDR SSGA Ultra Short Term Bond ETF, SPDR Loomis Sayles Opportunistic Bond ETF, SPDR Nuveen Municipal Bond ETF, SPDR Nuveen Municipal Bond ESG ETF, SPDR SSGA Fixed Income Sector Rotation ETF, SPDR SSGA US Sector Rotation ETF, SPDR DoubleLine Emerging Markets Fixed Income ETF, SPDR DoubleLine Short Duration Total Return Tactical ETF and SPDR DoubleLine Total Return Tactical ETF and the Board of Trustees of SSGA Active Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, SPDR SSGA Ultra Short Term Bond ETF, SPDR Loomis Sayles Opportunistic Bond ETF, SPDR Nuveen Municipal Bond ETF, SPDR Nuveen Municipal Bond ESG ETF, SPDR SSGA Fixed Income Sector Rotation ETF, SPDR SSGA US Sector Rotation ETF, SPDR DoubleLine Emerging Markets Fixed Income ETF, SPDR DoubleLine Short Duration Total Return Tactical ETF and SPDR DoubleLine Total Return Tactical ETF (collectively, the “Funds”) (twelve of the funds constituting SSGA Active Trust (the “Trust”)), including the schedules of investments, as of June 30, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (twelve of the funds constituting SSGA Active Trust) at June 30, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual Fund constituting the SSGA Active Trust	Statement of operations	Statement of changes in net assets	Financial highlights
SPDR SSGA Multi-Asset Real Return ETF
SPDR SSGA Income Allocation ETF
SPDR SSGA Global Allocation ETF
SPDR SSGA Ultra Short Term Bond ETF
SPDR DoubleLine Emerging Markets Fixed Income ETF
SPDR DoubleLine Short Duration Total Return Tactical ETF
SPDR DoubleLine Total Return Tactical ETF	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the five years in the period ended June 30, 2023
SPDR Loomis Sayles Opportunistic Bond ETF	For the year ended June 30, 2023	For the year ended June 30, 2023 and the period from September 28, 2021 (commencement of operations) through June 30, 2022	For the year ended June 30, 2023 and the period from September 28, 2021 (commencement of operations) through June 30, 2022
SPDR Nuveen Municipal Bond ETF	For the year ended June 30, 2023	For the year ended June 30, 2023 and the period from September 28, 2021 (commencement of operations) through June 30, 2022	For each of the two years in the period ended June 30, 2023 and the period from February 3, 2021 (commencement of operations) through June 30, 2021
SPDR Nuveen Municipal Bond ESG ETF	For the year ended June 30, 2023	For the year ended June 30, 2023 and the period from April 5, 2022 (commencement of operations) through June 30, 2022	For the year ended June 30, 2023 and the period from April 5, 2022 (commencement of operations) through June 30, 2022

SSGA ACTIVE TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Individual Fund constituting the SSGA Active Trust	Statement of operations	Statement of changes in net assets	Financial highlights
SPDR SSGA Fixed Income Sector Rotation ETFSPDR SSGA US Sector Rotation ETF	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the four years in the period ended June 30, 2023 and the period from April 3, 2019 (commencement of operations) through June 30, 2019
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, brokers and others; when replies from brokers and others were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
August 25, 2023

SSGA ACTIVE TRUST
OTHER INFORMATION
June 30, 2023 (Unaudited)

Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2023 to June 30, 2023.
The table below illustrates your Fund's cost in two ways:
Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.
Based on hypothetical 5% return ——This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
SPDR SSGA Multi-Asset Real Return ETF	0.11%	$ 982.80	$0.54	$1,024.20	$0.55
SPDR SSGA Income Allocation ETF	0.13	1,050.10	0.66	1,024.10	0.65
SPDR SSGA Global Allocation ETF	0.11	1,080.30	0.57	1,024.20	0.55
SPDR SSGA Ultra Short Term Bond ETF	0.20	1,023.80	1.00	1,023.80	1.00
SPDR Loomis Sayles Opportunistic Bond ETF	0.53	1,034.60	2.67	1,022.20	2.66
SPDR Nuveen Municipal Bond ETF	0.40	1,020.30	2.00	1,022.80	2.01
SPDR Nuveen Municipal Bond ESG ETF	0.43	1,018.90	2.15	1,022.70	2.16
SPDR SSGA Fixed Income Sector Rotation ETF	0.35	1,023.50	1.76	1,023.10	1.76
SPDR SSGA US Sector Rotation ETF	0.57	1,120.10	3.00	1,022.00	2.86
SPDR DoubleLine Emerging Markets Fixed Income ETF	0.65	1,035.20	3.28	1,021.60	3.26
SPDR DoubleLine Short Duration Total Return Tactical ETF	0.45	1,026.70	2.26	1,022.60	2.26
SPDR DoubleLine Total Return Tactical ETF	0.55	1,031.60	2.77	1,022.10	2.76

(a)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value of the period, multiplied by 181, then divided by 365.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the "Program"). The Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund. Liquidity risk is defined as the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
SSGA FM has been designated by the Board to administer the Funds’ Program. Over the course of the prior year, SSGA FM provided the Board with reports addressing the operations of the Program and assessing its adequacy and the effectiveness of the Program’s implementation for the period December 31, 2021 through December 31, 2022 including:
•	the Program supported each Fund’s ability to honor redemption requests timely;
•	the Program supported SSGA FM’s management of each Fund’s liquidity profile, including during periods of market volatility and net redemptions;
•	no material liquidity issues were identified during the period;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage each Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2023.
Dividends Received Deduction
Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.
Qualified Business Income Deduction
Each Fund reports the maximum amount allowable of qualified REIT dividends eligible for the qualified business income deduction under Section 199A.
Qualified Dividend Income
A portion of dividends distributed by the Funds during the fiscal year ended June 30, 2023 are considered qualified dividend income and are eligible for reduced tax rates. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Qualified Interest Income
Each Fund reports the maximum amount allowable of its net taxable income and short-term capital gain as qualified interest income.
Interest Dividends
Each Fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Capital Gain Dividend
Amount
SPDR SSGA Global Allocation ETF	$5,169,736
Foreign Tax Credit
For the year ended June 30, 2023, the following Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to its shareholders and accordingly have earned foreign source income:
SPDR SSGA Multi-Asset Real Return ETF
SPDR SSGA Income Allocation ETF
SPDR SSGA Global Allocation ETF
Foreign Source Income
For the year ended June 30, 2023, the following funds earned foreign source income:
SPDR SSGA Multi-Asset Real Return ETF
SPDR SSGA Income Allocation ETF
SPDR SSGA Global Allocation ETF

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

Tax-Exempt Income
The percentage of distributions paid by the Funds that are exempt-interest distributions are as follows:
Percentage
SPDR Nuveen Municipal Bond ETF	49.30%
SPDR Nuveen Municipal Bond ESG ETF	99.40%
Proxy Voting Policies and Procedures and Records
A description of the Trust's proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the SEC's website at www.sec.gov.
Information regarding how the Funds voted for the 12-month period ended June 30 is available by August 31 of each year by calling the same number, on the SEC’s website, at www.sec.gov and on the Funds’ website at https://www.ssga.com/spdrs.
Quarterly Portfolio Schedule
Following the Funds’ first and third fiscal quarter-ends, complete Schedules of Investments are filed with the SEC as exhibits on Form N-PORT, which can be found on the Funds' website at https://www.ssga.com/spdrs and on the SEC's website at www.sec.gov. The Funds’ Schedules of Investments are available upon request, without charge, by calling 1-866-787-2257 (toll free).

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

Approval of Advisory Agreement
At meetings held prior to June 30, 2023, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the following series of SSGA Active Trust:  SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, SPDR SSGA Ultra Short Term Bond ETF, SPDR Loomis Sayles Opportunistic Bond ETF, SPDR Nuveen Municipal Bond ETF, SPDR Nuveen Municipal Bond ESG ETF, SPDR SSGA Fixed Income Sector Rotation ETF, SPDR SSGA US Sector Rotation ETF, SPDR DoubleLine Emerging Markets Fixed Income ETF, SPDR DoubleLine Short Duration Total Return Tactical ETF, and SPDR DoubleLine Total Return Tactical ETF (the “Funds”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately to consider the Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Agreement, the Board requested, and SSGA FM, the Trust’s investment adviser and administrator, and State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”) provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the Funds under the Agreement, (ii) investment performance of the Funds, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Funds grow.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and the materials provided prior to and at the meetings. The Board reviewed the Agreement and the Adviser’s responsibilities for managing investment operations of each of the Funds in accordance with each Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the Funds as exchange-traded funds and the experience and expertise of the Adviser in managing exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Funds. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and ensuring each Fund’s compliance with its investment objectives and policies, and applicable laws and regulations. The Board further considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for indexed products generally and exchange-traded funds in particular. The Board specifically considered the Adviser’s experience in managing actively-managed exchange-traded funds. The Board also considered the Adviser’s role in overseeing third party sub-advisers, as applicable.
Investment Performance
The Board compared the investment performance of each actively-managed series of the Trust to the performance of a group of comparable funds (net of expenses) (“Performance Group”) obtained from Broadridge Financial Solutions, Inc. (“Broadridge”) and/or to the performance of an appropriate benchmark (gross of expenses) provided by the Adviser. Among other information, the Board considered the following performance information over various periods ended December 31, 2022 in its evaluation of the Funds:
SPDR SSGA Multi-Asset Real Return ETF. The Board considered that the Fund outperformed the median of its Performance Group for the 1-, 2-, 3-, 4- and 5-year periods, but underperformed for the 10-year period. In addition, the Board considered that the Fund underperformed its benchmark index for the 10-year and since inception periods, but outperformed its benchmark index for the 1-, 3- and 5-year periods.
SPDR SSGA Income Allocation ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 2-, 3-, 4- and 5-year periods, outperformed the median of its Performance Group for the 1-year period and had an annualized total return equal to the median of its Performance Group for the 10-year period. In addition, the Board considered that the Fund underperformed its benchmark index for the 1-, 3-, 5- and 10-year and since inception periods.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

SPDR SSGA Global Allocation ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 2-, 3- and 4-year periods, had an annualized total return equal to the median of its Performance Group for the 1- and 5-year periods and outperformed the median of its Performance Group for the 10-year period.  In addition, the Board considered that the Fund outperformed its benchmark index for the 1-, 3-, 5- and 10-year and since inception periods.
SPDR SSGA Ultra Short Term Bond ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 4- and 5-year periods, outperformed the median of its Performance Group for the 1- and 2-year periods, and had an annualized total return equal to the median of its Performance Group for the 3-year period.  In addition, the Board considered that the Fund underperformed its benchmark index for the 1-year period, but outperformed its benchmark index for the 3- and 5-year and since inception periods.
SPDR DoubleLine Short Duration Total Return Tactical ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 1-, 2-, 3-, 4- and 5-year periods. In addition, the Board considered that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods, but outperformed its benchmark index for the since inception period.
SPDR DoubleLine Total Return Tactical ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 3-, 4- and 5-year periods, but outperformed the median of its Performance Group for the 1- and 2-year periods. In addition, the Board considered that the Fund underperformed its benchmark index for the 3- and 5-year and since inception periods, but outperformed its benchmark index for the 1-year period.
SPDR DoubleLine Emerging Markets Fixed Income ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 3-, 4- and 5-year periods but had an annualized total return equal to the median of its Performance Group for the 1- and 2-year periods. In addition, the Board considered that the Fund underperformed its benchmark index for the 1-, 3- and 5-year and since inception periods.
SPDR SSGA US Sector Rotation ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 2-year period, but had an annualized total return equal to the median of its Performance Group for the 1-year period and outperformed the median of its Performance Group for the 3-year period. In addition, the Board considered that the Fund underperformed its benchmark index for the 3-year and since inception periods, but outperformed its benchmark index for the 1-year period.
SPDR SSGA Fixed Income Sector Rotation ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 1-, 2- and 3-year periods. In addition, the Board considered that the Fund underperformed its benchmark index for the 1- and 3-year and since inception periods.
SPDR Loomis Sayles Opportunistic Bond ETF. The Board considered that the Fund commenced operations on September 28, 2021 and that performance information was provided for a short operating history of the Fund. The Board considered that the Fund outperformed the median of its Performance Group for the 1-year period. In addition, the Board considered that the Fund outperformed its benchmark index for the 1-year and since inception periods.
SPDR Nuveen Municipal Bond ETF. The Board considered that the Fund commenced operations on February 3, 2021 and that performance information was provided for only a short operating history of the Fund. The Board considered the Fund’s performance for the 1-year and since inception periods, including that the Fund underperformed its benchmark index for the 1-year and since inception periods.
SPDR Nuveen Municipal Bond ESG ETF. The Board considered that the Fund commenced operations on April 4, 2022 and that performance information was not provided given the short operating history of the Fund.
In those instances where the Board observed underperformance for an extended period of time, the Trustees discussed with management those factors that contributed to such underperformance and steps being taken in response to such factors, where appropriate.
Profits Realized by Adviser
The Board considered the profitability of the advisory arrangement with the Funds to the Adviser and its affiliates, including data on the Funds’ historical profitability to these entities. The Board, including the Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street Global Advisors, methodologies used in computing costs that formed the bases of profitability calculations.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

Fees Charged to Comparable Funds
The Board evaluated each Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds – i.e., exchange-traded funds that are actively managed with respect to each series of the Trust. The Board reviewed the universe of similar exchange-traded funds for each Fund based upon data independently obtained from Broadridge and related comparative information for similar exchange-traded funds. In doing so, the Board used a fund by fund analysis of the data. In certain instances as considered appropriate by the Board, the Board explored with management the reasons for the differences between a Fund’s fee and fees paid by similar funds.
Other Benefits
The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.
Economies of Scale
The Board reviewed information regarding economies of scale or other efficiencies that may result as each Fund’s assets grow in size. The Board noted that the advisory fee rate for each Fund does not provide for breakpoints as assets of the Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the Funds by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Funds from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted.
Conclusion
After weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the continuation of the Agreement for each Fund. In approving the continuance of the Advisory Agreement, the Board, including the Independent Trustees voting separately, found that the terms of the Advisory Agreement are fair and reasonable and that the continuance of the Advisory Agreement is in the best interests of each Fund and each Fund’s respective shareholders.  The Board’s conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services provided by the Adviser with respect to the Funds were appropriate; (b) the performance and, more importantly, the index tracking, of each Fund had been satisfactory or the Adviser had demonstrated due attention to the remediation of underperformance, where appropriate; (c) the Adviser’s unitary fee for each Fund considered in relation to the services provided, and in relation to the fees charged to comparable funds, was reasonable; (d) the profitability of the Trust’s relationships with the Adviser and its affiliates was not excessive in view of the nature, extent and quality of the services provided; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) the fees paid to the Adviser adequately shared the economies of scale with respect to the Funds by way of the relatively low fee structure of the Trust. The Independent Trustees were advised by their independent counsel throughout the process.
Approval of DoubleLine Capital LP Sub-Advisory Agreement
At meetings held prior to June 30, 2023, the Board also considered a proposal to continue the Sub-Advisory Agreement (the “DoubleLine Sub-Advisory Agreement”) between the Adviser and DoubleLine Capital LP (“DoubleLine”) with respect to SPDR DoubleLine Emerging Markets Fixed Income ETF, SPDR DoubleLine Short Duration Total Return Tactical ETF, and SPDR DoubleLine Total Return Tactical ETF (the “Doubleline Funds”). The Independent Trustees also met separately to consider the DoubleLine Sub-Advisory Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the DoubleLine Sub-Advisory Agreement, the Board requested, and DoubleLine and the Adviser provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the DoubleLine Sub-Advisory Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by DoubleLine with respect to each Doubleline Fund under the DoubleLine Sub-Advisory Agreement; and (ii) investment performance of each Doubleline Fund. The Board further considered the portion of the current advisory fee that the Adviser would continue to pay to DoubleLine under the DoubleLine Sub-Advisory Agreement and also considered that such fees would continue to be paid directly by the Adviser and would not result in increased fees payable by the Doubleline Funds.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

The Board considered the background and experience of senior management at DoubleLine and, in particular, DoubleLine’s experience in investing in fixed income securities. The Board reviewed each Doubleline Fund’s performance, noting that each Doubleline Fund underperformed at least three of the last five calendar years, but considered management’s explanation of those factors that contributed to such underperformance and the steps being taken in response to such factors. The Board also considered the unitary fee paid to the Adviser by each Doubleline Fund and DoubleLine’s fees paid by the Adviser. The Board also considered whether DoubleLine benefited in other ways from its relationship with the Trust.
After weighing the foregoing factors, as well as the relevant factors discussed in relation to the Double-Line Sub-Advisory Agreement between DoubleLine and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the continuation of the DoubleLine Sub-Advisory Agreement for each Doubleline Fund. In approving the continuance of the DoubleLine Sub-Advisory Agreement, the Board, including the Independent Trustees voting separately, found that the terms of the DoubleLine Sub-Advisory Agreement, with respect to each Doubleline Fund, are fair and reasonable and that the continuance of the DoubleLine Sub-Advisory Agreement is in the best interests of each Doubleline Fund and its shareholders. The Board’s conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services provided by DoubleLine with respect to each Doubleline Fund were adequate and appropriate; (b) the performance of each Doubleline Fund had been satisfactory; (c) DoubleLine’s fees for each Doubleline Fund and the unitary fee, considered in relation to the services provided, were reasonable; (d) any additional potential benefits to DoubleLine were not of a magnitude to materially affect the Board’s conclusions; and (e) the fees paid to DoubleLine adequately shared the economies of scale with each Doubleline Fund by way of the relatively low fee structure of the Trust. The Independent Trustees were advised by their independent counsel throughout the process.
Approval of Loomis, Sayles & Company, L.P. (“Loomis”) Sub-Advisory Agreement
At meetings held prior to June 30, 2023, the Board also considered a proposal to continue the Sub-Advisory Agreement (the “Loomis Sub-Advisory Agreement”) between the Adviser and Loomis, Sayles & Company, L.P. (“Loomis”) with respect to the SPDR Loomis Sayles Opportunistic Bond ETF (the “Loomis Fund”). The Independent Trustees also met separately to consider the Loomis Sub-Advisory Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Loomis Sub-Advisory Agreement, the Board requested, and Loomis and the Adviser provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Loomis Sub-Advisory Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by Loomis with respect to the Loomis Fund under the Loomis Sub-Advisory Agreement; and (ii) investment performance of the Loomis Fund. The Board further considered the portion of the current advisory fee that the Adviser would continue to pay to Loomis under the Loomis Sub-Advisory Agreement and also considered that such fees would continue to be paid directly by the Adviser and would not result in increased fees payable by the Loomis Fund.
The Board considered the background and experience of senior management at Loomis and, in particular, Loomis’s experience in investing in fixed income securities. The Board reviewed the performance of the Loomis Fund. The Board also considered the unitary fee paid to the Adviser by the Loomis Fund and Loomis’s fees paid by the Adviser. The Board also considered whether Loomis benefited in other ways from its relationship with the Trust.
After weighing the foregoing factors, as well as the relevant factors discussed in relation to the Loomis Sub-Advisory Agreement between Loomis and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the continuation of the Loomis Sub-Advisory Agreement for the Loomis Fund. In approving the continuance of the Loomis Sub-Advisory Agreement, the Board, including the Independent Trustees voting separately, found that the terms of the Loomis Sub-Advisory Agreement, with respect to the Loomis Fund, are fair and reasonable and that the continuance of the Loomis Sub-Advisory Agreement is in the best interests of the Loomis Fund and its shareholders. The Board’s conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services provided by Loomis with respect to the Loomis Fund were adequate and appropriate; (b) the performance of the Loomis Fund had been satisfactory; (c) Loomis’s fees for the Loomis Fund and the unitary fee, considered in relation to the services provided, were reasonable; (d) any additional potential benefits to Loomis were not of a magnitude to materially affect the Board’s conclusions; and (e) the fees paid to Loomis adequately shared the economies of scale with the Loomis Fund by way of the relatively low fee structure of the Trust. The Independent Trustees were advised by their independent counsel throughout the process.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

Approval of Nuveen Asset Management Sub-Advisory Agreement
At a meeting held prior to June 30, 2023, the Board also considered a proposal to continue the Sub-Advisory Agreement (the “Nuveen Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management (“Nuveen”), with respect to the SPDR Nuveen Municipal Bond ETF and SPDR Nuveen Municipal Bond ESG ETF (the “Nuveen Funds”). The Independent Trustees also met separately to consider the Nuveen Sub-Advisory Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Nuveen Sub-Advisory Agreement, the Board requested, and Nuveen and the Adviser provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Nuveen Sub-Advisory Agreement, the Board considered various factors, including the nature, extent and quality of services provided by Nuveen with respect to each Nuveen Fund under the Nuveen Sub-Advisory Agreement and the investment performance of each Nuveen Fund. The Board further considered the portion of the current advisory fee that the Adviser would pay to Nuveen under the Nuveen Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees paid by each Nuveen Fund.
The Board considered the background and experience of Nuveen’s senior management and, in particular, Nuveen’s experience in investing in municipal securities. The Board reviewed the performance of the Nuveen Funds. The Board noted that each Nuveen Fund had a relatively short operating history and thus, Broadridge Financial Solutions, Inc.  performance information was not provided. The Board also considered the unitary fee paid to the Adviser by each Nuveen Fund and Nuveen’s fees paid by the Adviser. The Board also considered whether Nuveen benefited in other ways from its relationship with the Trust.
After weighing the foregoing factors, as well as the relevant factors discussed in relation to the Nuveen Sub-Advisory Agreement between Nuveen and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the independent Trustees voting separately, approved the continuation of the Nuveen Sub-Advisory Agreement for the Nuveen Funds. In approving the continuance of the Nuveen Sub-Advisory Agreement, the Board, including the Independent Trustees voting separately, found that, with respect to each Nuveen Fund, the terms of the Nuveen Sub-Advisory Agreement are fair and reasonable and that the continuance of the Nuveen Sub-Advisory Agreement is in the best interests of each Nuveen Fund and its shareholders. The Board’s conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services provided by Nuveen with respect to the Nuveen Funds were appropriate; (b) the performance and, more importantly for those Nuveen Funds measured against an index, the index tracking, of the Nuveen Fund (except for the SPDR Nuveen Municipal Bond ESG ETF, for which performance was not provided given the Fund’s short operating history) had been satisfactory; (c) Nuveen’s fees for each Nuveen Fund and the unitary fee, considered in relation to the services provided, were reasonable; (d) any additional potential benefits to Nuveen were not of a magnitude to materially affect the Board’s conclusions; and (e) the fees paid to Nuveen adequately shared the economies of scale with each applicable Nuveen Fund by way of the relatively low fee structure of the Trust. The Independent Trustees were advised by their independent counsel throughout the process.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION
Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
CARL G. VERBONCOEUR c/o SSGAActive Trust One Iron Street Boston, MA 02210 1952	Independent Trustee, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	121	The Motley Fool Funds Trust (Trustee).
DWIGHT D. CHURCHILL c/o SSGAActive Trust One Iron Street Boston, MA 02210 1953	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014 - January 2015).	121	Affiliated Managers Group, Inc. (Chairman, Director and Audit Committee Chair).
CLARE S. RICHER c/o SSGAActive Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, Putnam Investments LLC (December 2008 - May 2017).	121	Principal Financial Group (Director) and Financial Committee Chair; Bain Capital Specialty Finance (Director); University of Notre Dame (Trustee); Putnam Acquisition Financing Inc. (Director); Putnam Acquisition Financing LLC (Director); Putnam GP Inc. (Director); Putnam Investor Services, Inc. (Director); Putnam Investments Limited (Director).
SANDRA G. SPONEM c/o SSGA Active Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, M.A. Mortenson Companies, Inc.(construction and real estate company) (February 2007- April 2017).	121	Rydex Series Funds;
Rydex Dynamic Funds;
Rydex Variable Trust;
Guggenheim Funds Trust;
Guggenheim Variable Funds Trust;
Guggenheim Strategy Funds Trust;
Transparent Value Trust;
Fiduciary/Claymore Energy Infrastructure
Fund;
Guggenheim Taxable Municipal
Bond & Investment Grade Debt
Trust;
Guggenheim Strategic
Opportunities Fund;
Guggenheim Enhanced,
Equity Income Fund;
Guggenheim Credit Allocation Fund,
Guggenheim Energy & Income Fund,
Guggenheim Active Allocation Fund
					(Trustee and Audit Committee Chair).
CAROLYN M. CLANCY c/o SSGA Active Trust One Iron Street Boston, MA 02210 1960	Independent Trustee	Term: Unlimited Served: since October 2022	Retired. Executive Vice President, Head of Strategy, Analytics and Market Readiness, Fidelity Investments (April 2020 – June 2021); Executive Vice President, Head of Broker Dealer Business, Fidelity Investments (July 2017 – March 2020).	121	Assumption University (Trustee); Big Sister Association of Greater Boston (Director).
KRISTI L. ROWSELL c/o SSGA Active Trust One Iron Street Boston, MA 02210 1966	Independent Trustee	Term: Unlimited Served: since October 2022	Partner and President, Harris Associates (2010 – 2021).	121	Oakmark Funds (Trustee); Board of Governors, Investment Company Institute (Member); Habitat for Humanity Chicago (Director).

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* c/o SSGA Active Trust One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	President, Winnisquam
Capital LLC (December
2022 – present);
Non-Executive,
Chairman, Fusion
Acquisition Corp II
(February 2020 -
Present); Non-Executive Chairman, Fusion
Acquisition Corp. (June
2020 - September 2021);
Retired Chairman
and Director, SSGA
Funds Management,
Inc. (2005 - March 2020); Retired
Executive Vice
President, State Street Global
Advisors (2012
- March 2020);
Retired Chief Executive
Officer and Manager,
State Street Global Advisors
Funds Distributors,
LLC (May 2017 -
March 2020); Director,
State Street Global Markets,
LLC (2013 - April 2017);
President, SSGA Funds
Management, Inc.
(2005 - 2012); Principal,
State Street Global Advisors
(2000 - 2005).	132	Investment Managers
Series Trust (December
2022 – present);
The Select Sector SPDR
Trust (November 2005 -
Present);
SSGA SPDR ETFs
Europe I PLC (Director)
(November 2016 -
March 2020);
SSGA SPDR ETFs Europe II
PLC (Director)
(November 2016 -
March 2020);
State Street Navigator
Securities Lending
Trust (July 2016 -
March 2020);
SSGA Funds (January 2014 -
March 2020);
State Street Institutional
Investment Trust
(February 2007 -
March 2020);
State Street Master Funds
(February 2007 -
March 2020);
Elfun Funds (July 2016 -
					December 2018).
GUNJAN CHAUHAN** c/o SSGA Active Trust One Iron Street Boston, MA 02210 1982	Interested Trustee	Term: Unlimited Served: since October 2022	Senior Managing Director, State Street Global Advisors (April 2018 – Present); Managing Director, State Street Global Advisors (June 2015– March 2018).	121	State Street ICAV (Director).
† For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser, which includes series of the the SPDR Series Trust, SSGA Active Trust and SPDR Index Shares Funds.
* Mr. Ross is an Interested Trustee because of his ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.
** Ms. Chauhan is an Interested Trustee because of her position with an affiliate of the Adviser.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ANN M. CARPENTER SSGA Funds Management Inc. One Iron Street Boston, MA 02210 1966	President and Principal Executive Officer; Deputy Treasurer	Term: Unlimited Served: since May 2023 (with respect to President and Principal Executive Officer); Term: Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - present)*; Managing Direct Street Global Advisors (April 2005 - present).*
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer and Principal Financial Officer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present)*
MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005 - present).*
SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Unlimited Served: since August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 - present).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Assistant Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).
DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel, Eaton Vance Corp. (2010 - 2019).
E. GERARD MAIORANA, JR. SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Secretary	Term: Unlimited Served: since May 2023	Assistant Vice President, State Street Global Advisors (July 2014 - present).
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: Since August 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).
JOHN BETTENCOURT SSGA Funds Management, Inc One Iron Street Boston, MA 02210 1976	Assistant Treasurer	Term: Unlimited Served: since May 2022	Vice President, State Street Global Advisors and SSGA Funds Management Inc. (March 2020 - present); Assistant Vice President, State Street Global Advisors (June 2007 - March 2020).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 - 2013); Director of Compliance, AARP Financial Inc. (2008 - 2010).
* Served in various capacities and/or with various affiliated entities during noted time period.
The Statement of Additional Information (SAI) includes additional information about the Funds' trustees and is available, without charge, upon request and by calling 1-866-787-2257.

SPDR Series Trust
Trustees
Gunjan Chauhan, Interested Trustee
Dwight D. Churchill
Carolyn M. Clancy
Clare S. Richer
James E. Ross, Interested Non-management Trustee
Kristi L. Rowsell
Sandra G. Sponem
Carl G. Verboncoeur, Chairman
Investment Manager and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, MA 02210
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, MA 02210
Custodian, Sub-Administrator and Transfer Agent
State Street Bank and Trust Company
One Congress Street
Boston, MA 02114
Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.

SSGA Active Trust
For more complete information, please call 1.866.787.2257 or visit https://www.ssga.com/spdrs today.
State Street Global Advisors
One Iron Street
Boston, MA 02210
ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETF's net asset value. Brokerage commissions and ETF expenses will reduce returns.
Because the Funds are actively managed, they are therefore subject to the risk that the investments selected by SSGA may cause the Funds to underperform relative to their benchmarks or other funds with similar investment objectives. Actively managed ETFs do not seek to replicate the performance of a specified index.
Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuations, all of which may be magnified in emerging markets.
Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.
Investing in commodities entail significant risk and is not appropriate for all investors. Commodities investing entail significant risk as commodity prices can be extremely volatile due to wide range of factors. A few such factors include overall market movements, real or perceived inflationary trends, commodity index volatility, international, economic and political changes, change in interest and currency exchange rates.
Past performance is no guarantee of future results. It is not possible to invest directly in an index. Index performance does not reflect charges and expenses associated with the fund or brokerage commissions associated with buying and selling a fund. Index performance is not meant to represent that of any particular fund.
Standard & Poor’s, S& P and SPDR are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.
DoubleLine® is a registered trademark of DoubleLine Capital LP.
State Street Global Advisors Funds Distributors, LLC is the distributor for all registered products on behalf of the adviser. SSGA Funds Management has retained GSO Capital Partners, Massachusetts Financial Services Company & DoubleLine Capital LP as the Sub-Adviser.
Before investing, consider a Fund’s investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 1.866.787.2257 or visit https://www.ssga.com/spdrs. Read it carefully.
Not FDIC Insured. No Bank Guarantee. May Lose Value.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.
© 2023 State Street Corporation - All Rights Reserved
SPDRACTIVEAR

Annual Report
June 30, 2023
SSGA Active Trust
SPDR Blackstone High Income ETF
SPDR Blackstone Senior Loan ETF
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.

[This Page Intentionally Left Blank]

Notes to Performance Summary (Unaudited)
The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.
An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.
The Bloomberg U.S. Aggregate Bond Index is designed to measure the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investors Service, Inc., Standard & Poor's Financial Services, LLC, and Fitch Inc.) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and other asset backed securities that are publicly for sale in the United States. The securities in the index must have at least 1 year remaining to maturity and must have $300 million or more of outstanding face value. Asset backed securities must have a minimum deal size of $500 million and a minimum tranche size of $25 million. For commercial mortgage backed securities, the original aggregate transaction must have a minimum deal size of $500 million, and a minimum tranche size of $25 million; the aggregate outstanding transaction sizes must be at least $300 million to remain in the index. In addition, the securities must be U.S. dollar denominated, fixed rate, non-convertible, and taxable.
The SPDR Blackstone High Income Composite Index is a 50%/50% blend of the ICE BofA US High Yield Constrained Index and the Morningstar LSTA Leveraged Loan Index.
The Markit iBoxx USD Liquid Leveraged Loan Index is comprised of about 100 of the most liquid, tradable leveraged loans, as identified by Markit’s Loans Liquidity service. Markit is dedicated to utilizing its unique datasets on loans to become the premier provider of independent and objective loan indices for trading, product structuring, and benchmarking.
The Morningstar LSTA U.S. Leveraged Loan 100 Index is designed to reflect the largest facilities in the U.S. leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads, and interest payments. The index consists of 100 loan facilities drawn from a larger benchmark, the Morningstar LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI).
See accompanying notes to financial statements.
1

SPDR Blackstone High Income ETF
Management's Discussion of Fund Performance (Unaudited)
The SPDR Blackstone High Income ETF (the “Fund”) seeks to provide risk-adjusted total return and high current income. The Fund’s primary benchmark is the Bloomberg U.S. Aggregate Bond Index (the "Primary Index") and the Fund's secondary benchmark is the SPDR Blackstone High Income Composite Index (the "Secondary Index") (together "the Indices").
For the 12-month period ended June 30, 2023 (the “Reporting Period”), the total return for the Fund was 8.48% compared to –0.94% and 9.85% for the Primary Index and Secondary Index respectively. The Fund and Indices returns reflect the reinvestment of dividends and other income. The Fund’s performance primarily reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Indices are unmanaged and index returns do not reflect fees and expenses, which if reflected would have a negative impact on returns.
The Fund's allocation to shorter duration assets coupled with the contribution from its credit risk exposure were the largest contributors to the Fund's outperformance vs. Primary Index during the Reporting Period.
The Fund’s credit selection within its loan allocation was the primary driver of underperformance during the Reporting Period relative to the Secondary Index. This headwind was partially offset by the Fund’s positive credit selection within its high yield bond allocation as well as its favorable asset class allocation during the Reporting Period.
The Fund did not invest in derivatives during the Reporting Period.
On an issuer level, the top contributors to the Fund’s total return during the Reporting Period were Carnival Corp., Royal Caribbean Cruises Corporate Ltd., and Transocean Inc. The top detractors from the Fund’s total return during the Reporting Period were Phoenix Services, Crown Finance US Inc., and Mitchell International, Inc.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
2

SPDR Blackstone High Income ETF
Performance Summary (Unaudited)
Performance as of June 30, 2023
	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg U.S. Aggregate Bond Index	SPDR Blackstone High Income Composite Index	Net Asset Value	Market Value	Bloomberg U.S. Aggregate Bond Index	SPDR Blackstone High Income Composite Index
ONE YEAR	8.48%	8.25%	(0.94)%	9.85%	8.48%	8.25%	(0.94)%	9.85%
SINCE INCEPTION(1)	(0.12)%	0.22%	(7.43)%	1.66%	(0.09)%	0.16%	(5.49)%	1.21%
(1)	For the period February 16, 2022 to June 30, 2023. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/16/22, 2/17/22, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Blackstone High Income ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.70%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
3

SPDR Blackstone High Income ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2023

Description	% of Net Assets
Point Au Roche Park CLO Ltd. 11.35% 7/20/2034	1.0%
Ares LXVIII CLO Ltd. 13.63% 4/25/2035	0.6
Sunoco LP/Sunoco Finance Corp. 4.50% 5/15/2029	0.6
Ballyrock CLO Ltd. 11.40% 10/20/2031	0.6
Hughes Satellite Systems Corp. 6.63% 8/1/2026	0.5
TOTAL	3.3%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of June 30, 2023

% of Net Assets
Software	8.4%
Financial Services	4.5
Oil, Gas & Consumable Fuels	4.3
Asset Backed Securities	3.8
Commercial Services	3.4
Pipelines	3.3
Other ABS	3.0
Aerospace & Defense	2.9
Media	2.8
Hotels, Restaurants & Leisure	2.8
Entertainment	2.7
Health Care Providers & Services	2.7
Real Estate Investment Trusts (REITs)	2.4
Specialty Retail	2.3
Retail-Restaurants	2.2
Insurance	2.1
Home Furnishings	2.1
Commercial Services & Supplies	1.9
Leisure Industry	1.9
Chemicals	1.6
Construction & Engineering	1.6
Building Products	1.6
Passenger Airlines	1.3
Containers & Packaging	1.2
IT Services	1.0
Pharmaceuticals	0.9
Machinery	0.9
Metals & Mining	0.9
Construction Materials	0.8
Transport-Services	0.8
Consumer Staples Distribution & Retail	0.8
Diversified Telecommunication Services	0.8
Finance-Consumer Loans	0.8
Professional Services	0.7
Health Care Equipment & Supplies	0.7
Machinery-Construction & Mining	0.7
Internet & Telecom	0.6
Retail-Building Products	0.6
Auto-Cars/Light Trucks	0.6
Oil-Field Services	0.6
Bldg-Residential/Commer	0.6
Real Estate	0.6
Metal-Iron	0.6
Food Products	0.5
Broadline Retail	0.5
Beverages	0.5
Computer Services	0.5
Electrical Equipment	0.5
Telecom Services	0.5
Office Automation&Equip	0.5
Ground Transportation	0.4
Automobile Components	0.4
Miscellaneous Manufactur	0.4
Capital Markets	0.4
Commercial Banks	0.4
See accompanying notes to financial statements.
4

SPDR Blackstone High Income ETF
Portfolio Statistics (Unaudited)  (continued)

		% of Net Assets
	Paper & Forest Products	0.4%
	Automobiles	0.4
	Electronic Equipment, Instruments & Components	0.3
	Household Products	0.3
	Independent Power Producers & Energy Traders	0.3
	Consumer Finance	0.3
	Telecommunication Equip	0.3
	Cosmetics & Toiletries	0.3
	Cable/Satellite TV	0.3
	Life Sciences Tools & Services	0.3
	Distribution/Wholesale	0.3
	Medical Labs&Testing Srv	0.3
	Casino Services	0.3
	Steel-Producers	0.3
	Gas-Distribution	0.3
	Bldg Prod-Doors&Windows	0.3
	Commercial Serv-Finance	0.3
	Advertising Services	0.2
	Communications Equipment	0.2
	Trading Companies & Distributors	0.2
	Leisure&Rec/Games	0.2
	Investment Companies	0.2
	Semiconductors & Semiconductor Equipment	0.2
	Internet Security	0.2
	Advertising Agencies	0.2
	Diversified Finan Serv	0.2
	Medical-Hospitals	0.2
	Food-Retail	0.2
	Finance-Mtge Loan/Banker	0.2
	Electric Utilities	0.2
	E-Commerce/Services	0.2
	Electronic Compo-Semicon	0.2
	Electronic Compo-Misc	0.2
	Publishing-Newspapers	0.2
	Internet & Catalog Retail	0.1
	Energy Equipment & Services	0.1
	Food-Misc/Diversified	0.1
	Computers	0.1
	Distributors	0.1
	Diversified Consumer Services	0.1
	Gaming & Entertainment	0.1
	Food & Beverage	0.1
	Cellular Telecom	0.1
	Television	0.1
	Casino Hotels	0.1
	Broadcast Serv/Program	0.1
	Environ Monitoring&Det	0.1
	Medical-Drugs	0.1
	Real Estate Management & Development	0.1
	Retail-Automobile	0.1
	Printing-Commercial	0.1
	Rental Auto/Equipment	0.1
	Building&Construct-Misc	0.1
	Cruise Lines	0.1
	Enterprise Software/Serv	0.1
	Air Freight & Logistics	0.0 *
	Retail-Major Dept Store	0.0 *
	Coal	0.0 *
	Short-Term Investment	5.3
	Liabilities in Excess of Other Assets	(2.4)
	TOTAL	100.0%
*	Amount shown represents less than 0.05% of net assets.
(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.
5

SPDR Blackstone Senior Loan ETF
Management's Discussion of Fund Performance (Unaudited)
The investment objective of the SPDR Blackstone Senior Loan ETF (the “Fund”) is to provide current income consistent with the preservation of capital. The Fund’s primary benchmark is the Markit iBoxx USD Liquid Leveraged Loan Index (the "Primary Index") and the Fund's secondary benchmark is the Morningstar LSTA U.S. Leveraged Loan 100 Index (the "Secondary Index") (together, the "Indices").
For the 12-month period ended June 30, 2023 (the “Reporting Period”), the total return for the Fund was 6.95% compared to 11.02% for the Primary Index and 11.78% for the Secondary Index. The Fund and Indices returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Indices are unmanaged and index returns do not reflect fees and expenses of any kind, which if reflected would have a negative impact on returns.
The primary detractors from Fund performance relative to the Indices during the Reporting Period were an overallocation to higher quality loans, which underperformed relative to lower quality credits loans, credit selection within single-B senior secured term loans, and the allocation to high yield bonds, which underperformed loans.
The Fund did not invest in derivatives during the Reporting Period.
On an issuer level, the top contributors to the Fund’s total return during the Reporting Period were HUB International Ltd, Medline Borrower LP, and LBM Acquisition LLC. The top detractors from the Fund’s total return during the Reporting Period were Crown Finance US Inc, AMC Entertainment Holdings Inc, and Lumen Technologies Inc.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
6

SPDR Blackstone Senior Loan ETF
Performance Summary (Unaudited)
Performance as of June 30, 2023
	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Markit iBoxx USD Liquid Leveraged Loan Index	Morningstar LSTA U.S. Leveraged Loan 100 Index	Net Asset Value	Market Value	Markit iBoxx USD Liquid Leveraged Loan Index	Morningstar LSTA U.S. Leveraged Loan 100 Index
ONE YEAR	6.95%	7.63%	11.02%	11.78%	6.95%	7.63%	11.02%	11.78%
FIVE YEARS	15.93%	16.16%	14.82%	21.47%	3.00%	3.04%	2.80%	3.97%
TEN YEARS	33.19%	33.12%	32.16%	43.35%	2.91%	2.90%	2.83%	3.67%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Blackstone Senior Loan ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.70%. Please see the financial highlights for the total expense ratio for the fiscal period ended June 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summary" on page 1 for more information.
See accompanying notes to financial statements.
7

SPDR Blackstone Senior Loan ETF
Portfolio Statistics (Unaudited)
Top Five Holdings as of June 30, 2023

Description	% of Net Assets
Barclays Capital, Inc. 5.11% 6/15/2024	2.1%
Peraton Corp. Senior Secured Term Loan B 8.95% 2/1/2028	1.7
Athenahealth Group, Inc. Senior Secured 2022 Term Loan B 8.59% 2/15/2029	1.7
Medline Borrower LP Senior Secured USD Term Loan B 8.35% 10/23/2028	1.7
TransDigm, Inc. Senior Secured 2023 Term Loan I 8.49% 8/24/2028	1.5
TOTAL	8.7%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of June 30, 2023

% of Net Assets
Software	14.4%
Commercial Services	5.5
Health Care Providers & Services	5.4
Insurance	5.2
Passenger Airlines	4.9
Media	4.7
Hotels, Restaurants & Leisure	4.5
Financial Services	3.8
Commercial Services & Supplies	2.9
Entertainment	2.7
Pipelines	2.4
Pharmaceuticals	2.3
Retail-Restaurants	2.0
Health Care Equipment & Supplies	2.0
Diversified Telecommunication Services	1.9
Specialty Retail	1.9
Aerospace & Defense	1.8
Building Products	1.4
Machinery-Construction & Mining	1.3
Home Furnishings	1.3
Chemicals	1.2
Oil, Gas & Consumable Fuels	1.2
Retail-Building Products	1.2
Containers & Packaging	1.2
Machinery	1.2
Semiconductors & Semiconductor Equipment	1.2
Casino Services	1.0
Automobile Components	1.0
Independent Power Producers & Energy Traders	0.9
Beverages	0.9
Broadline Retail	0.8
Life Sciences Tools & Services	0.8
Internet & Telecom	0.8
Communications Equipment	0.7
Ground Transportation	0.7
Cosmetics & Toiletries	0.7
Electronic Equipment, Instruments & Components	0.7
Professional Services	0.6
Construction & Engineering	0.5
Distributors	0.4
Food Products	0.4
Investment Companies	0.4
Computers	0.3
Transport-Services	0.3
Distribution/Wholesale	0.3
Construction Materials	0.2
Electrical Equipment	0.2
Industrial Conglomerates	0.2
Real Estate Investment Trusts (REITs)	0.2
Leisure Industry	0.2
Automobiles	0.2
Telecom Services	0.1
Household Products	0.1
Telecommunication Equip	0.1
Air Freight & Logistics	0.1
See accompanying notes to financial statements.
8

SPDR Blackstone Senior Loan ETF
Portfolio Statistics (Unaudited)  (continued)

		% of Net Assets
	Leisure&Rec/Games	0.1%
	Diversified Consumer Services	0.1
	Capital Markets	0.1
	Internet Security	0.1
	Advertising Agencies	0.1
	Steel-Producers	0.1
	Cable/Satellite TV	0.1
	Oil-Field Services	0.1
	Bldg Prod-Doors&Windows	0.1
	Metals & Mining	0.1
	Real Estate	0.1
	Office Automation&Equip	0.1
	Metal-Iron	0.1
	Enterprise Software/Serv	0.1
	E-Commerce/Products	0.1
	Oil&Gas Drilling	0.1
	MRI/Medical Diag Imaging	0.0 *
	Miscellaneous Manufactur	0.0 *
	Food-Misc/Diversified	0.0 *
	IT Services	0.0 *
	Gaming & Entertainment	0.0 *
	Commercial Banks	0.0 *
	Gas-Distribution	0.0 *
	Retail-Major Dept Store	0.0 *
	Medical-Hospitals	0.0 *
	Auto-Cars/Light Trucks	0.0 *
	Bldg-Residential/Commer	0.0 *
	Finance-Mtge Loan/Banker	0.0 *
	Electric Utilities	0.0 *
	E-Commerce/Services	0.0 *
	Broadcast Serv/Program	0.0 *
	Finance-Consumer Loans	0.0 *
	Computer Services	0.0 *
	Paper & Forest Products	0.0 *
	Real Estate Management & Development	0.0 *
	Real Estate Oper/Develop	0.0 *
	Textiles, Apparel & Luxury Goods	0.0 *
	Internet Connectiv Svcs	0.0 *
	Commercial Serv-Finance	0.0 *
	Building&Construct-Misc	0.0 *
	Consumer Staples Distribution & Retail	0.0 *
	Bldg&Construct Prod-Misc	0.0 *
	Food-Retail	0.0 *
	Aerospace/Defense	0.0 *
	Diversified Finan Serv	0.0 *
	Short-Term Investment	6.5
	Repurchase Agreements	2.1
	Liabilities in Excess of Other Assets	(3.5)
	TOTAL	100.0%
*	Amount shown represents less than 0.05% of net assets.
(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.
9

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS
June 30, 2023

Security Description	Principal Amount	Value
SENIOR FLOATING RATE LOANS — 46.0%
ADVERTISING AGENCIES — 0.2%
ABG Intermediate Holdings 2 LLC 2023 Term Loan B2, 1 Month USD SOFR + 4.00%, 9.35%, 12/21/2028 (a)	$ 200,826	$ 200,650
ADVERTISING SERVICES — 0.2%
AppLovin Corp. Senior Secured 2018 Term Loan B, 1 Month USD SOFR + 3.35%, 8.43%, 8/15/2025 (a)	134,700	134,815
CMG Media Corp. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.50%, 8.84%, 12/17/2026 (a)	62,031	55,712
		190,527
AEROSPACE & DEFENSE — 0.5%
Dynasty Acquisition Co., Inc.:
Senior Secured 2020 CAD Term Loan B2, 1 Month USD SOFR + 3.50%, 8.70%, 4/6/2026 (a)	28,400	28,205
Senior Secured 2020 Term Loan B1, 1 Month USD SOFR + 3.50%, 8.70%, 4/6/2026 (a)	52,823	52,460
TransDigm, Inc. Senior Secured 2023 Term Loan I, 3 Month USD SOFR + 3.25%, 8.49%, 8/24/2028 (a)	518,162	518,462
		599,127
AIR FREIGHT & LOGISTICS — 0.0% (b)
Worldwide Express Operations LLC Senior Secured 2021 1st Lien Term Loan, 3 Month USD SOFR + 4.00%, 9.50%, 7/26/2028 (a)	45,390	43,225
AUTOMOBILE COMPONENTS — 0.4%
Belron Finance U.S. LLC 2019 USD Term Loan B3, 3 Month USD LIBOR + 2.25%, 7.56%, 10/30/2026 (a)	122,558	122,609
Clarios Global LP 2023 Incremental Term Loan, 1 Month USD SOFR + 3.75%, 8.85%, 5/6/2030 (a)	250,000	249,726
Security Description	Principal Amount	Value
USI, Inc. Senior Secured 2022 Incremental Term Loan, 3 Month USD SOFR + 3.75%, 8.99%, 11/22/2029 (a)	$ 148,875	$ 148,862
		521,197
BEVERAGES — 0.4%
Triton Water Holdings, Inc. Senior Secured Term Loan, 3 Month USD LIBOR + 0.00%, 5.24%, 3/31/2028 (a)	572,284	554,669
BROADLINE RETAIL — 0.5%
EG America LLC 2023 USD First Lien Incremental Tranche B Term Loan B, 2/28/2028 (a)	94,311	93,722
EG Group Ltd. Senior Secured 2023 USD First Lien Incremental Tranche C Term Loan B, 2/28/2028 (a)	141,467	135,631
Harbor Freight Tools USA, Inc. Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 2.75%, 7.97%, 10/19/2027 (a)	234,911	232,122
KFC Holding Co. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 1.75%, 6.90%, 3/15/2028 (a)	199,490	198,168
		659,643
BUILDING PRODUCTS — 1.0%
ACProducts, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.25%, 9.78%, 5/17/2028 (a)	299,237	252,481
Chamberlain Group, Inc. Senior Secured Term Loan B, 1 Month USD SOFR + 3.25%, 8.45%, 11/3/2028 (a)	340,595	333,449
Cornerstone Building Brands, Inc. Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 3.25%, 8.50%, 4/12/2028 (a)	112,068	107,726
Oscar AcquisitionCo LLC Senior Secured Term Loan B, 3 Month USD SOFR + 4.50%, 9.84%, 4/29/2029 (a)	371,278	363,389
Summit Materials LLC Senior Secured Term Loan B, 6 Month USD SOFR + 3.00%, 8.49%, 12/14/2027 (a)	199,000	200,337
		1,257,382

See accompanying notes to financial statements.
10

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
CABLE/SATELLITE TV — 0.1%
Cable One, Inc. Senior Secured 2021 Term Loan B4, 1 Month USD LIBOR + 2.00%, 7.19%, 5/3/2028 (a)	$ 122,431	$ 120,533
CAPITAL MARKETS — 0.4%
AqGen Island Holdings, Inc. Senior Secured Term Loan, 3 Month USD LIBOR + 3.50%, 8.69%, 8/2/2028 (a)	215,121	212,030
Focus Financial Partners LLC Senior Secured 2021 Term Loan B4, 1 Month USD SOFR + 2.50%, 7.60%, 6/30/2028 (a)	312,978	309,805
		521,835
CASINO SERVICES — 0.3%
Stars Group Holdings BV Senior Secured 2022 USD Term Loan B, 3 Month USD SOFR + 3.25%, 8.49%, 7/22/2028 (a)	397,000	398,195
CHEMICALS — 0.7%
Axalta Coating Systems U.S. Holdings, Inc. 2022 USD Term Loan B4, 3 Month USD SOFR + 3.00%, 8.22%, 12/20/2029 (a)	230,625	231,400
Messer Industries GmbH Senior Secured 2018 USD Term Loan, 3 Month USD SOFR + 2.50%, 8.00%, 3/2/2026 (a)	135,098	135,186
PQ Corp. Senior Secured 2021 Term Loan B, 3 Month USD SOFR + 2.50%, 7.65%, 6/9/2028 (a)	125,760	125,397
SCIH Salt Holdings, Inc. Senior Secured 2021 Incremental Term Loan B, 3 Month USD LIBOR + 4.00%, 9.19%, 3/16/2027 (a)	171,891	169,621
Starfruit Finco BV Senior Secured 2018 USD Term Loan B, 3 Month USD SOFR + 2.75%, 8.07%, 10/1/2025 (a)	263,966	264,263
		925,867
COMMERCIAL SERVICES — 2.0%
AEA International Holdings SARL Senior Secured Term Loan B, 3 Month USD LIBOR + 3.75%, 9.29%, 9/7/2028 (a)	289,332	288,970
Security Description	Principal Amount	Value
AlixPartners LLP Senior Secured 2021 USD Term Loan B, 1 Month USD SOFR + 2.50%, 7.72%, 2/4/2028 (a)	$ 177,310	$ 177,154
Allied Universal Holdco LLC Senior Secured 2021 USD Incremental Term Loan B, 1 Month USD SOFR + 3.75%, 8.95%, 5/12/2028 (a)	355,167	345,894
CoreLogic, Inc. Senior Secured Term Loan, 1 Month USD LIBOR + 3.50%, 8.75%, 6/2/2028 (a)	138,013	124,937
Corp. Service Co. Senior Secured Term Loan B, 1 Month USD SOFR + 3.25%, 8.45%, 11/2/2029 (a)	330,775	331,726
Mavis Tire Express Services Corp. Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 4.00%, 9.22%, 5/4/2028 (a)	293,822	291,711
Neptune Bidco U.S., Inc. Senior Secured 2022 USD Term Loan B, 3 Month USD SOFR + 5.00%, 10.00%, 4/11/2029 (a)	273,485	241,693
PECF USS Intermediate Holding III Corp. Senior Secured Term Loan B, 3 Month USD LIBOR + 4.25%, 9.52%, 12/15/2028 (a)	396,742	326,965
Verscend Holding Corp. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.00%, 9.22%, 8/27/2025 (a)	396,118	396,488
		2,525,538
COMMERCIAL SERVICES & SUPPLIES — 1.8%
Aramark Services, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 2.50%, 7.69%, 4/6/2028 (a)	355,896	356,074
Asurion LLC:
Senior Secured 2021 Second Lien Term Loan B4, 1 Month USD SOFR + 5.25%, 10.45%, 1/20/2029 (a)	99,524	83,742
Senior Secured 2021 Term Loan B9, 3 Month USD LIBOR + 3.25%, 8.79%, 7/31/2027 (a)	228,147	216,277
Belron Finance U.S. LLC 2023 Term Loan, 3 Month USD SOFR + 2.75%, 7.83%, 4/18/2029 (a)	125,000	125,235

See accompanying notes to financial statements.
11

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Cast & Crew Payroll LLC Senior Secured 2019 1st Lien Term Loan, 1 Month USD LIBOR + 3.50%, 8.69%, 2/9/2026 (a)	$ 198,413	$ 195,624
Covanta Holding Corp.:
Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 2.50%, 7.60%, 11/30/2028 (a)	131,798	130,847
Senior Secured 2021 Term Loan C, 1 Month USD SOFR + 2.50%, 7.60%, 11/30/2028 (a)	9,997	9,925
Garda World Security Corp. Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 6.25%, 9.43%, 10/30/2026 (a)	305,848	304,701
GFL Environmental, Inc. Senior Secured 2023 Term Loan, 1 Month USD SOFR + 3.00%, 8.15%, 5/28/2027 (a)	82,149	82,313
McGraw-Hill Global Education Holdings LLC Senior Secured 2021 Term Loan, 6 Month USD LIBOR + 4.75%, 9.95%, 7/28/2028 (a)	87,716	82,453
Packaging Coordinators Midco, Inc. Senior Secured 2020 1st Lien Term Loan, 3 Month USD SOFR + 3.50%, 8.74%, 11/30/2027 (a)	188,143	185,806
Prime Security Services Borrower LLC Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 2.75%, 7.94%, 9/23/2026 (a)	329,440	329,757
Thevelia U.S. LLC USD Term Loan B, 6/18/2029 (c)	150,000	149,812
		2,252,566
COMMUNICATIONS EQUIPMENT — 0.2%
Cogeco Financing 2 LP Senior Secured 2021 Incremental Term Loan B, 1 Month USD SOFR + 2.50%, 7.72%, 9/1/2028 (a)	126,956	126,321
Zayo Group Holdings, Inc. Senior Secured USD Term Loan, 1 Month USD LIBOR + 3.00%, 8.22%, 3/9/2027 (a)	137,687	108,566
		234,887
Security Description	Principal Amount	Value
COMPUTER SERVICES — 0.4%
Maximus, Inc. Senior Secured Term Loan B, 2 Month USD SOFR + 2.00%, 7.23%, 5/28/2028 (a)	$ 110,414	$ 110,506
Tempo Acquisition LLC Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 3.00%, 8.10%, 8/31/2028 (a)	357,355	357,898
		468,404
COMPUTERS — 0.1%
Magenta Buyer LLC Senior Secured 2021 USD 1st Lien Term Loan, 3 Month USD LIBOR + 4.75%, 10.03%, 7/27/2028 (a)	165,912	125,471
CONSTRUCTION & ENGINEERING — 0.9%
Brown Group Holding LLC:
Senior Secured 2022 Incremental Term Loan B2, 3 Month USD SOFR + 3.75%, 8.80%, 7/2/2029 (a)	153,906	153,796
Senior Secured Term Loan B, 1 Month USD SOFR + 2.50%, 7.70%, 6/7/2028 (a)	167,460	165,139
DG Investment Intermediate Holdings 2, Inc. Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.75%, 8.97%, 3/31/2028 (a)	387,848	381,546
KKR Apple Bidco LLC Senior Secured 2021 Term Loan, 1 Month USD SOFR + 2.75%, 7.97%, 9/23/2028 (a)	272,991	271,090
Pike Corp. Senior Secured 2021 Incremental Term Loan B, 1 Month USD SOFR + 3.00%, 8.22%, 1/21/2028 (a)	184,204	183,716
		1,155,287
CONSTRUCTION MATERIALS — 0.3%
Quikrete Holdings, Inc. Senior Secured 2016 1st Lien Term Loan, 1 Month USD LIBOR + 2.63%, 7.84%, 2/1/2027 (a)	422,760	422,475
CONSUMER FINANCE — 0.3%
Amentum Government Services Holdings LLC Senior Secured Term Loan B, 1 Month USD SOFR + 4.00%, 9.22%, 1/29/2027 (a)	351,368	346,976

See accompanying notes to financial statements.
12

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
CONSUMER STAPLES DISTRIBUTION & RETAIL — 0.1%
U.S. Foods, Inc. Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 2.00%, 7.19%, 9/13/2026 (a)	$ 137,423	$ 137,479
CONTAINERS & PACKAGING — 0.9%
Berlin Packaging LLC Senior Secured 2021 Term Loan B5, 3 Month USD LIBOR + 3.75%, 9.28%, 3/11/2028 (a)	222,075	218,791
Berry Global, Inc. Senior Secured 2021 Term Loan Z, 1 Month USD LIBOR + 1.75%, 6.97%, 7/1/2026 (a)	201,954	201,956
Charter NEX U.S., Inc. Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.75%, 8.97%, 12/1/2027 (a)	188,252	187,017
Clydesdale Acquisition Holdings, Inc. Senior Secured Term Loan B, 1 Month USD SOFR + 4.18%, 9.38%, 4/13/2029 (a)	435,233	429,120
Graham Packaging Co., Inc. Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.00%, 8.22%, 8/4/2027 (a)	50,161	49,915
Trident TPI Holdings, Inc. Senior Secured 2021 Incremental Term Loan, 3 Month USD LIBOR + 4.00%, 9.54%, 9/15/2028 (a)	79,097	78,023
		1,164,822
COSMETICS & TOILETRIES — 0.2%
Sunshine Luxembourg VII SARL Senior Secured 2021 Term Loan B3, 3 Month USD SOFR + 3.75%, 9.09%, 10/1/2026 (a)	281,163	280,110
DISTRIBUTION/WHOLESALE — 0.3%
Resideo Funding, Inc. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 2.25%, 7.60%, 2/11/2028 (a)	303,321	302,752
Windsor Holdings III LLC USD Term Loan B, 6/21/2030 (a)	115,000	113,117
		415,869
Security Description	Principal Amount	Value
DISTRIBUTORS — 0.1%
American Tire Distributors Holdings, Inc. Senior Secured 2021 Term Loan B, 3 Month USD SOFR + 6.25%, 11.49%, 10/20/2028 (a)	$ 173,853	$ 151,667
DIVERSIFIED CONSUMER SERVICES — 0.1%
Ascend Learning LLC Senior Secured 2021 2nd Lien Term Loan, 1 Month USD SOFR + 5.75%, 10.95%, 12/10/2029 (a)	157,414	134,786
DIVERSIFIED FINAN SERV — 0.1%
Avolon TLB Borrower 1 (US) LLC Senior Secured 2023 Term Loan B6, 1 Month USD SOFR + 2.50%, 7.58%, 6/22/2028	103,465	103,539
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.3%
Altice France SA Senior Secured 2023 USD Term Loan B14, 3 Month USD SOFR + 5.50%, 10.49%, 8/15/2028 (a)	202,214	180,644
CCI Buyer, Inc. Senior Secured Term Loan, 3 Month USD SOFR + 4.00%, 9.24%, 12/17/2027 (a)	85,420	83,979
CenturyLink, Inc. Senior Secured 2020 Term Loan B, 1 Month USD SOFR + 2.25%, 7.47%, 3/15/2027 (a)	162,913	126,156
		390,779
ELECTRICAL EQUIPMENT — 0.1%
Energizer Holdings, Inc. Senior Secured 2020 Term Loan, 1 Month USD SOFR + 2.25%, 7.44%, 12/22/2027 (a)	118,000	117,558
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.3%
II-VI, Inc. Senior Secured 2022 Term Loan B, 3 Month USD SOFR + 2.75%, 7.97%, 7/2/2029 (a)	246,281	246,205
Ingram Micro, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.50%, 9.04%, 6/30/2028 (a)	54,000	53,899

See accompanying notes to financial statements.
13

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
MX Holdings U.S., Inc. Senior Secured 2018 USD Term Loan B1C, 1 Month USD SOFR + 2.50%, 7.72%, 7/31/2025 (a)	$ 115,500	$ 115,572
		415,676
ENERGY EQUIPMENT & SERVICES — 0.1%
WIN Waste Innovations Holdings, Inc. Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 2.75%, 7.97%, 3/24/2028 (a)	150,574	130,265
ENTERTAINMENT — 1.6%
Crown Finance U.S., Inc. Senior Secured 2018 USD Term Loan, 2/28/2025 (c) (d)	95,314	29,445
Fertitta Entertainment LLC Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 4.00%, 9.10%, 1/27/2029 (a)	447,945	442,953
Formula One Holdings Ltd. Term Loan B, 1 Month USD SOFR + 3.00%, 8.10%, 1/15/2030 (a)	250,000	250,344
GVC Holdings Ltd.:
2022 USD Term Loan B2, 6 Month USD SOFR + 3.50%, 8.44%, 10/31/2029 (a)	278,139	278,069
Senior Secured 2021 USD Term Loan B4, 3 Month USD SOFR + 2.50%, 7.44%, 3/29/2027 (a)	80,928	80,827
Motion Finco SARL Senior Secured Delayed Draw Term Loan B2, 3 Month USD LIBOR + 3.25%, 8.79%, 11/12/2026 (a)	22,996	22,831
NASCAR Holdings LLC Senior Secured Term Loan B, 1 Month USD SOFR + 2.50%, 7.72%, 10/19/2026 (a)	220,757	221,326
SMG U.S. Midco 2, Inc. Senior Secured 2020 Term Loan, 3 Month USD LIBOR + 2.50%, 7.79%, 1/23/2025 (a)	139,538	139,393
UFC Holdings LLC Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 2.75%, 8.05%, 4/29/2026 (a)	423,037	423,064
WMG Acquisition Corp. Senior Secured 2021 Term Loan G, 1 Month USD SOFR + 2.13%, 7.33%, 1/20/2028 (a)	134,203	134,006
		2,022,258
Security Description	Principal Amount	Value
FINANCIAL SERVICES — 2.1%
Apex Group Treasury LLC Senior Secured USD Term Loan, 3 Month USD LIBOR + 3.75%, 9.07%, 7/27/2028 (a)	$ 90,968	$ 89,944
Belron Finance U.S. LLC Senior Secured 2021 USD Term Loan B, 3 Month USD LIBOR + 2.43%, 7.80%, 4/13/2028 (a)	301,986	302,137
CE Intermediate I LLC Senior Secured Term Loan B, 3 Month USD LIBOR + 4.00%, 9.34%, 11/10/2028 (a)	189,332	186,492
Citadel Securities LP Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 2.50%, 7.72%, 2/2/2028 (a)	400,278	400,216
Deerfield Dakota Holding LLC Senior Secured 2020 USD Term Loan B, 3 Month USD SOFR + 3.75%, 8.99%, 4/9/2027 (a)	102,859	100,085
DirecTV Financing LLC Senior Secured Term Loan, 1 Month USD LIBOR + 5.00%, 10.22%, 8/2/2027 (a)	295,611	289,658
Edelman Financial Center LLC Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 8.94%, 4/7/2028 (a)	219,230	214,147
NFP Corp. Senior Secured 2020 Term Loan, 1 Month USD SOFR + 3.25%, 8.47%, 2/15/2027 (a)	135,119	132,658
Paysafe Holdings Corp. Senior Secured USD Term Loan B1, 1 Month USD SOFR + 2.75%, 7.97%, 6/28/2028 (a)	76,410	74,468
Setanta Aircraft Leasing Designated Activity Co. Senior Secured Term Loan B, 3 Month USD LIBOR + 2.00%, 7.54%, 11/5/2028 (a)	159,762	159,976
Victory Capital Holdings, Inc. Senior Secured 2021 Term Loan B, 3 Month USD SOFR + 2.25%, 7.29%, 7/1/2026 (a)	299,958	298,959
Walker & Dunlop, Inc. Senior Secured 2021 Term Loan, 1 Month USD SOFR + 2.25%, 7.45%, 12/16/2028 (a)	117,359	116,479

See accompanying notes to financial statements.
14

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
William Morris Endeavor Entertainment LLC Senior Secured 2018 1st Lien Term Loan, 3 Month USD LIBOR + 2.75%, 7.95%, 5/18/2025 (a)	$ 275,092	$ 274,900
		2,640,119
FOOD & BEVERAGE — 0.1%
7.74%, 6/28/2030	108,546	108,479
FOOD PRODUCTS — 0.3%
Froneri International Ltd. Senior Secured 2020 USD Term Loan, 3 Month USD SOFR + 2.25%, 7.45%, 1/29/2027 (a)	358,090	356,702
FOOD-MISC/DIVERSIFIED — 0.1%
Skopima Merger Sub, Inc. Senior Secured Term Loan B, 1 Month USD LIBOR + 4.00%, 9.19%, 5/12/2028 (a)	188,965	184,140
GAMING & ENTERTAINMENT — 0.1%
PCI Gaming Authority Senior Secured Term Loan, 1 Month USD LIBOR + 2.50%, 7.72%, 5/29/2026 (a)	130,998	131,256
GROUND TRANSPORTATION — 0.4%
Genesee & Wyoming, Inc. Senior Secured Term Loan, 3 Month USD SOFR + 2.00%, 7.34%, 12/30/2026 (a)	166,178	166,222
Kenan Advantage Group, Inc. Senior Secured 2021 Term Loan B1, 3 Month USD SOFR + 3.75%, 9.48%, 3/24/2026 (a)	312,778	312,638
		478,860
HEALTH CARE EQUIPMENT & SUPPLIES — 0.7%
Bausch & Lomb, Inc. Senior Secured Term Loan, 3 Month USD SOFR + 3.25%, 8.59%, 5/10/2027 (a)	555,375	540,102
Gainwell Acquisition Corp. Senior Secured Term Loan B, 3 Month USD SOFR + 4.00%, 9.24%, 10/1/2027 (a)	335,175	330,566
		870,668
Security Description	Principal Amount	Value
HEALTH CARE PROVIDERS & SERVICES — 1.7%
Avantor Funding, Inc. Senior Secured 2021 Term Loan B5, 1 Month USD SOFR + 2.25%, 7.45%, 11/8/2027 (a)	$ 174,319	$ 174,465
DaVita, Inc. Senior Secured 2020 Term Loan B, 1 Month USD SOFR + 1.75%, 6.99%, 8/12/2026 (a)	360,318	355,670
GHX Ultimate Parent Corp. 2023 Term Loan, 3 Month USD SOFR + 4.75%, 9.79%, 6/30/2027 (a)	170,632	171,112
Horizon Therapeutics USA, Inc. Senior Secured 2021 Term Loan B2, 1 Month USD SOFR + 1.75%, 6.95%, 3/15/2028 (a)	74,042	73,917
ICON Luxembourg SARL Senior Secured LUX Term Loan, 3 Month USD SOFR + 2.25%, 7.75%, 7/3/2028 (a)	182,538	182,766
Medline Borrower LP Senior Secured USD Term Loan B, 1 Month USD SOFR + 3.25%, 8.35%, 10/23/2028 (a)	536,516	530,982
National Mentor Holdings, Inc.:
Senior Secured 2021 Term Loan, 3 Month USD SOFR + 3.75%, 8.95%, 3/2/2028 (a)	91,730	69,801
Senior Secured 2021 Term Loan C, 3 Month USD SOFR + 3.75%, 9.09%, 3/2/2028 (a)	2,631	2,002
Pediatric Associates Holding Co. LLC:
Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 3.25%, 8.47%, 12/29/2028 (a)	147,978	145,130
Senior Secured 2022 Delayed Draw Term Loan, 3 Month USD LIBOR + 3.25%, 3.25%, 12/29/2028 (a)	22,524	18,751
PRA Health Sciences, Inc. Senior Secured US Term Loan, 3 Month USD SOFR + 2.25%, 7.75%, 7/3/2028 (a)	45,479	45,536
Radnet Management, Inc. Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.00%, 8.22%, 4/21/2028 (a)	142,778	142,677
RegionalCare Hospital Partners Holdings, Inc. Senior Secured 2018 Term Loan B, 3 Month USD LIBOR + 3.75%, 9.02%, 11/16/2025 (a)	145,797	135,389

See accompanying notes to financial statements.
15

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Vizient, Inc. 2022 Term Loan B7, 1 Month SOFR CME + 2.25%, 7.44%, 5/16/2029 (a)	$ 115,758	$ 115,825
		2,164,023
HOME FURNISHINGS — 0.4%
AI Aqua Merger Sub, Inc. Senior Secured 2021 1st Lien Term Loan B, 1 Month USD SOFR + 3.75%, 8.80%, 7/31/2028 (a)	474,413	466,348
HOTELS, RESTAURANTS & LEISURE — 1.9%
1011778 BC Unlimited Liability Co. Senior Secured Term Loan B4, 1 Month USD LIBOR + 1.75%, 6.94%, 11/19/2026 (a)	456,611	454,137
Alterra Mountain Co. Senior Secured 2021 Series B-2 Consenting Term Loan, 1 Month USD LIBOR + 3.50%, 8.69%, 8/17/2028 (a)	312,988	312,891
Caesars Entertainment Corp. Senior Secured Term Loan B, 1 Month USD SOFR + 3.25%, 8.45%, 2/6/2030 (a)	427,419	427,977
Motion Finco SARL Senior Secured USD Term Loan B1, 3 Month USD LIBOR + 3.25%, 8.79%, 11/12/2026 (a)	161,305	160,146
Peraton Corp. Senior Secured Term Loan B, 1 Month USD SOFR + 3.75%, 8.95%, 2/1/2028 (a)	622,043	612,380
Scientific Games International, Inc. Senior Secured 2022 USD Term Loan, 1 Month USD SOFR + 3.00%, 8.25%, 4/14/2029 (a)	308,295	308,367
Wyndham Hotels & Resorts, Inc. 2023 Term Loan B, 1 Month USD SOFR + 2.25%, 7.45%, 5/24/2030 (a)	150,000	150,254
		2,426,152
HOUSEHOLD PRODUCTS — 0.1%
Champ Acquisition Corp. Senior Secured Term Loan, 3 Month USD LIBOR + 5.50%, 10.71%, 12/19/2025 (a)	136,708	136,896
Security Description	Principal Amount	Value
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.3%
Calpine Corp.:
Senior Secured 2020 Term Loan B5, 1 Month USD LIBOR + 2.50%, 7.70%, 12/16/2027 (a)	$ 25,910	$ 25,924
Senior Secured Term Loan B9, 1 Month USD LIBOR + 2.00%, 7.20%, 4/5/2026 (a)	337,780	337,885
		363,809
INSURANCE — 1.9%
Acrisure LLC Senior Secured 2021 First Lien Term Loan B, 1 Month USD LIBOR + 4.25%, 9.43%, 2/15/2027 (a)	170,828	167,768
Alliant Holdings Intermediate LLC Senior Secured 2021 Term Loan B4, 1 Month USD LIBOR + 3.50%, 8.65%, 11/6/2027 (a)	351,232	349,600
AmWINS Group, Inc. Senior Secured 2023 Incremental Term Loan B, 1 Month USD SOFR + 2.75%, 7.83%, 2/19/2028 (a)	129,350	129,202
AssuredPartners, Inc. Senior Secured 2020 Term Loan B, 1 Month USD SOFR + 3.50%, 8.72%, 2/12/2027 (a)	491,064	487,944
Broadstreet Partners, Inc. Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 2.75%, 7.94%, 1/27/2027 (a)	205,863	203,622
HUB International Ltd. 2023 Term Loan B, 6/20/2030 (a)	115,000	115,392
Hyperion Insurance Group Ltd. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.25%, 8.44%, 11/12/2027 (a)	333,605	332,354
Ryan Specialty Group LLC Senior Secured Term Loan, 1 Month USD SOFR + 3.00%, 8.20%, 9/1/2027 (a)	245,618	245,887
Sedgwick Claims Management Services, Inc. Senior Secured 2023 Term Loan B, 1 Month USD SOFR + 3.75%, 8.85%, 2/17/2028 (a)	357,773	356,180
		2,387,949

See accompanying notes to financial statements.
16

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
INTERNET & CATALOG RETAIL — 0.1%
Imperva, Inc. Senior Secured 1st Lien Term Loan, 3 Month USD LIBOR - 4.00%, 1.00%, 1/12/2026 (a)	$ 49,640	$ 45,079
ION Trading Finance Ltd. Senior Secured 2021 USD Term Loan, 3 Month USD LIBOR + 4.75%, 10.29%, 4/3/2028 (a)	74,690	73,410
		118,489
INTERNET & TELECOM — 0.4%
Adevinta ASA Senior Secured USD Term Loan B, 8.29%, 6/26/2028 (a)	86,238	86,436
Uber Technologies, Inc. Senior Secured 2023 Term Loan B, 3 Month USD SOFR + 2.75%, 7.99%, 3/3/2030 (a)	351,875	352,293
		438,729
INTERNET SECURITY — 0.2%
Proofpoint, Inc. Senior Secured 2nd Lien Term Loan, 3 Month USD LIBOR + 6.25%, 11.47%, 8/31/2029 (a)	240,040	233,439
INVESTMENT COMPANIES — 0.2%
AL GCX Holdings LLC Senior Secured Term Loan B, 3 Month USD SOFR + 3.50%, 8.55%, 5/17/2029 (a)	134,324	133,707
LSF11 Trinity Bidco, Inc. Term Loan, 9.65%, 6/14/2030 (a)	125,000	124,844
		258,551
IT SERVICES — 0.4%
Access CIG LLC Senior Secured 2018 2nd Lien Term Loan, 3 Month USD LIBOR + 7.75%, 12.94%, 2/27/2026 (a)	194,616	183,751
Ahead DB Holdings LLC Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 9.29%, 10/18/2027 (a)	52,661	49,332
Presidio Holdings, Inc. Senior Secured 2020 Term Loan B, 1 Month USD SOFR + 3.50%, 8.70%, 1/22/2027 (a)	22,702	22,628
Security Description	Principal Amount	Value
WEX, Inc. Senior Secured 2021 Term Loan, 1 Month USD SOFR + 2.25%, 7.47%, 3/31/2028 (a)	$ 246,844	$ 246,998
		502,709
LEISURE INDUSTRY — 0.3%
Carnival Corp. Senior Secured 2021 Incremental Term Loan B, 1 Month USD SOFR + 3.25%, 8.47%, 10/18/2028 (a)	418,528	415,563
LEISURE&REC/GAMES — 0.2%
Scientific Games Holdings LP Senior Secured 2022 USD Term Loan B, 3 Month USD SOFR + 3.50%, 8.42%, 4/4/2029 (a)	277,090	274,145
LIFE SCIENCES TOOLS & SERVICES — 0.3%
Parexel International Corp. Senior Secured 2021 1st Lien Term Loan, 1 Month USD LIBOR + 3.25%, 8.44%, 11/15/2028 (a)	419,759	417,031
MACHINERY — 0.8%
Chart Industries, Inc. 2023 Term Loan B, 1 Month USD SOFR + 3.75%, 8.94%, 3/15/2030 (a)	171,507	171,578
Clark Equipment Co. Senior Secured 2022 Term Loan B, 3 Month USD SOFR + 2.50%, 7.84%, 4/20/2029 (a)	124,684	124,899
Engineered Machinery Holdings, Inc. Senior Secured 2021 USD Incremental Term Loan, 3 Month USD LIBOR + 3.50%, 9.04%, 5/19/2028 (a)	318,746	313,168
Madison IAQ LLC Senior Secured Term Loan, 6 Month USD LIBOR + 3.25%, 8.30%, 6/21/2028 (a)	406,902	399,069
		1,008,714
MACHINERY-CONSTRUCTION & MINING — 0.4%
Brookfield WEC Holdings, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 2.75%, 7.94%, 8/1/2025 (a)	467,297	466,907
MEDIA — 1.9%
Cogeco Communications Finance LP Senior Secured Term Loan B, 1 Month USD SOFR + 2.00%, 7.20%, 1/3/2025 (a)	64,556	64,583

See accompanying notes to financial statements.
17

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
CSC Holdings LLC Senior Secured 2019 Term Loan B5, 1 Month USD LIBOR + 2.50%, 7.69%, 4/15/2027 (a)	$ 129,413	$ 113,433
Gray Television, Inc.:
Senior Secured 2021 Term Loan D, 1 Month USD SOFR + 3.00%, 8.27%, 12/1/2028 (a)	58,867	57,630
Senior Secured 2023 Term Loan E, 1 Month USD SOFR + 2.50%, 7.77%, 1/2/2026 (a)	47,196	46,458
MH Sub I LLC:
Senior Secured 2020 Incremental Term Loan, 1 Month USD LIBOR + 3.75%, 8.85%, 9/13/2024 (a)	109,243	109,379
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD SOFR + 6.25%, 11.35%, 2/23/2029 (a)	116,242	101,731
Nexstar Broadcasting, Inc. Senior Secured 2019 Term Loan B4, 1 Month USD SOFR + 2.50%, 7.72%, 9/18/2026 (a)	136,843	136,867
Radiate Holdco LLC Senior Secured 2021 Term Loan B, 3 Month USD SOFR + 3.25%, 8.48%, 9/25/2026 (a)	151,362	126,709
Telenet Financing USD LLC Senior Secured 2020 USD Term Loan AR, 1 Month USD LIBOR + 2.00%, 7.19%, 4/30/2028 (a)	311,409	306,405
Univision Communications, Inc. Senior Secured 2022 Term Loan B, 1 Month USD LIBOR + 3.25%, 8.44%, 1/31/2029 (a)	153,801	151,224
UPC Broadband Holding BV Senior Secured 2020 USD Term Loan AT, 1 Month USD LIBOR + 2.25%, 7.44%, 4/30/2028 (a)	322,531	318,096
Vertical U.S. Newco, Inc. Senior Secured Term Loan B, 6 Month USD LIBOR + 3.50%, 8.60%, 7/30/2027 (a)	431,799	428,995
Virgin Media Bristol LLC Senior Secured USD Term Loan N, 1 Month USD LIBOR + 2.50%, 7.69%, 1/31/2028 (a)	164,749	163,586
Security Description	Principal Amount	Value
Ziggo Financing Partnership Senior Secured USD Term Loan I, 1 Month USD LIBOR + 2.50%, 7.69%, 4/30/2028 (a)	$ 322,531	$ 318,154
		2,443,250
MEDICAL LABS&TESTING SRV — 0.3%
Electron BidCo, Inc. Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.00%, 8.22%, 11/1/2028 (a)	60,933	60,762
U.S. Anesthesia Partners, Inc. Senior Secured 2021 Term Loan, 9.42%, 10/1/2028 (a)	398,530	375,294
		436,056
MISCELLANEOUS MANUFACTUR — 0.2%
Gates Global LLC Senior Secured 2021 Term Loan B3, 1 Month USD SOFR + 2.50%, 7.70%, 3/31/2027 (a)	186,351	185,652
LTI Holdings, Inc. Senior Secured 2018 2nd Lien Term Loan, 1 Month USD LIBOR + 6.75%, 11.97%, 9/6/2026 (a)	53,021	45,444
		231,096
OIL, GAS & CONSUMABLE FUELS — 0.4%
ITT Holdings LLC Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 2.75%, 7.97%, 7/10/2028 (a)	118,712	117,970
Pacific Gas & Electric Co. 2020 Term Loan B1, 1 Month USD LIBOR + 3.00%, 8.22%, 6/23/2025 (a)	323,917	324,264
		442,234
PASSENGER AIRLINES — 1.3%
Air Canada Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.50%, 8.84%, 8/11/2028 (a)	258,085	258,430
American Airlines, Inc. Senior Secured 2023 Term Loan B, 6 Month USD SOFR + 2.75%, 8.15%, 2/15/2028 (a)	482,442	474,433
Kestrel Bidco, Inc. Senior Secured Term Loan B, 3 Month USD SOFR + 3.00%, 7.51%, 12/11/2026 (a)	78,029	75,889

See accompanying notes to financial statements.
18

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Mileage Plus Holdings LLC Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 5.25%, 10.76%, 6/21/2027 (a)	$ 257,367	$ 267,823
SkyMiles IP Ltd. Senior Secured 2020 Skymiles Term Loan B, 3 Month USD LIBOR + 3.75%, 8.80%, 10/20/2027 (a)	111,301	115,753
United Airlines, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 9.29%, 4/21/2028 (a)	405,800	406,253
		1,598,581
PHARMACEUTICALS — 0.9%
Elanco Animal Health, Inc. Senior Secured Term Loan B, 1 Month USD SOFR + 1.75%, 7.01%, 8/1/2027 (a)	190,657	187,440
Grifols Worldwide Operations USA, Inc. Senior Secured USD 2019 Term Loan B, 3 Month USD SOFR + 2.00%, 7.41%, 11/15/2027 (a)	171,055	168,596
Horizon Therapeutics USA, Inc. Term Loan B1, 1 Month USD LIBOR - 2.25%, 5/22/2026 (a)	71,304	71,291
Jazz Financing Lux SARL Senior Secured USD Term Loan, 1 Month USD LIBOR + 3.50%, 8.86%, 5/5/2028 (a)	306,814	306,732
Organon & Co. Senior Secured USD Term Loan, 3 Month USD LIBOR + 3.00%, 8.25%, 6/2/2028 (a)	354,367	354,754
		1,088,813
PIPELINES — 1.4%
Buckeye Partners LP Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 2.25%, 7.45%, 11/1/2026 (a)	307,467	305,770
CQP Holdco LP Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 9.29%, 6/5/2028 (a)	390,395	390,172
Freeport LNG Investments LLLP Senior Secured Term Loan B, 3 Month USD LIBOR + 3.50%, 8.75%, 12/21/2028 (a)	361,654	354,993
Security Description	Principal Amount	Value
Oryx Midstream Services Permian Basin LLC Senior Secured 2023 Incremental Term Loan, 1 Month USD SOFR + 3.25%, 8.54%, 10/5/2028 (a)	$ 349,119	$ 349,034
TransMontaigne Operating Co. LP Senior Secured Term Loan B, 1 Month USD LIBOR + 3.50%, 8.65%, 11/17/2028 (a)	151,696	149,678
Whitewater Whistler Holdings LLC Senior Secured 2023 Term Loan B, 3 Month USD SOFR + 3.25%, 8.49%, 2/15/2030 (a)	175,000	175,109
		1,724,756
PROFESSIONAL SERVICES — 0.7%
Anticimex International AB Senior Secured 2021 USD Term Loan B1, 3 Month USD LIBOR + 3.50%, 8.55%, 11/16/2028 (a)	175,650	173,729
Dun & Bradstreet Corp. Senior Secured Term Loan, 1 Month USD SOFR + 3.25%, 8.43%, 2/6/2026 (a)	383,115	383,929
Trans Union LLC Senior Secured 2021 Term Loan B6, 1 Month USD SOFR + 2.25%, 7.47%, 12/1/2028 (a)	319,545	319,161
		876,819
RETAIL-BUILDING PRODUCTS — 0.4%
LBM Acquisition LLC Senior Secured Term Loan B, 6 Month USD LIBOR + 3.75%, 8.95%, 12/17/2027 (a)	575,783	554,490
RETAIL-RESTAURANTS — 0.5%
Hilton Domestic Operating Co., Inc. Senior Secured 2019 Term Loan B2, 1 Month USD SOFR + 1.75%, 6.94%, 6/22/2026 (a)	173,211	173,272
IRB Holding Corp. Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 3.00%, 8.20%, 12/15/2027 (a)	445,472	442,966
		616,238

See accompanying notes to financial statements.
19

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.2%
Entegris, Inc. Senior Secured 2023 Term Loan B, 3 Month USD SOFR + 2.75%, 7.99%, 7/6/2029 (a)	$ 81,101	$ 81,286
MKS Instruments, Inc. Senior Secured 2022 USD Term Loan B, 1 Month USD SOFR + 2.75%, 7.94%, 8/17/2029 (a)	140,722	141,073
		222,359
SOFTWARE — 7.1%
Applied Systems, Inc. Senior Secured 2022 Extended 1st Lien Term Loan, 3 Month USD SOFR + 4.50%, 9.74%, 9/18/2026 (a)	164,587	165,012
Apttus Corp. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.25%, 9.52%, 5/8/2028 (a)	170,383	167,366
Athenahealth Group, Inc. Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 3.50%, 8.59%, 2/15/2029 (a)	544,143	525,098
Banff Merger Sub, Inc.:
Senior Secured 2021 USD 2nd Lien Term Loan, 1 Month USD SOFR + 5.50%, 10.72%, 2/27/2026 (a)	73,647	71,990
Senior Secured 2021 USD Term Loan, 1 Month USD SOFR + 3.75%, 8.97%, 10/2/2025 (a)	165,414	164,293
Camelot U.S. Acquisition LLC Senior Secured Term Loan B, 1 Month USD SOFR + 3.00%, 8.22%, 10/30/2026 (a)	378,945	378,850
CDK Global, Inc. Senior Secured 2022 USD Term Loan B, 3 Month USD SOFR + 4.50%, 9.49%, 7/6/2029 (a)	398,000	397,351
Cloud Software Group, Inc. Senior Secured 2022 USD Term Loan, 3 Month USD SOFR + 4.50%, 9.74%, 3/30/2029 (a)	429,275	402,535
DCert Buyer, Inc. Senior Secured 2019 Term Loan B, 3 Month USD SOFR + 4.00%, 9.26%, 10/16/2026 (a)	548,004	544,151
EP Purchaser LLC Senior Secured 2021 Term Loan B, 3 Month USD SOFR + 3.50%, 9.00%, 11/6/2028 (a)	145,386	142,660
Security Description	Principal Amount	Value
Epicor Software Corp. Senior Secured 2020 Term Loan, 1 Month USD SOFR + 3.25%, 8.33%, 7/30/2027 (a)	$ 407,319	$ 402,814
EverCommerce, Inc. Senior Secured Term Loan B, 1 Month USD SOFR + 3.25%, 8.47%, 7/6/2028 (a)	137,066	136,792
First Advantage Holdings LLC Senior Secured 2021 Term Loan B, 3 Month USD SOFR + 2.75%, 7.99%, 1/31/2027 (a)	116,548	116,548
Flexera Software LLC Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 8.97%, 3/3/2028 (a)	186,727	184,334
Fortra LLC Senior Secured 2021 Term Loan, 3 Month USD SOFR + 4.00%, 9.15%, 11/19/2026 (a)	97,212	88,949
Greeneden U.S. Holdings II LLC Senior Secured 2020 USD Term Loan B4, 1 Month USD SOFR + 4.00%, 9.19%, 12/1/2027 (a)	89	89
Hyland Software, Inc. Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 3.50%, 8.69%, 7/1/2024 (a)	122,230	121,374
Idera, Inc. Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.75%, 9.01%, 3/2/2028 (a)	188,674	184,153
I-Logic Technologies Bidco Ltd. Senior Secured 2021 USD Term Loan B, 3 Month USD SOFR + 4.00%, 9.24%, 2/16/2028 (a)	177,920	176,125
Informatica LLC Senior Secured 2021 USD Term Loan B, 1 Month USD LIBOR + 2.75%, 8.00%, 10/27/2028 (a)	153,566	153,613
McAfee LLC Senior Secured 2022 USD Term Loan B, 1 Month USD SOFR + 3.75%, 9.01%, 3/1/2029 (a)	505,242	484,681
MeridianLink, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.00%, 8.73%, 11/10/2028 (a)	114,704	113,414
Mitchell International, Inc.:
Senior Secured 2021 2nd Lien Term Loan, 11.69%, 10/15/2029 (a)	77,379	68,674

See accompanying notes to financial statements.
20

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 8.94%, 10/15/2028 (a)	$ 297,665	$ 291,619
Navicure, Inc. Senior Secured 2019 Term Loan B, 1 Month USD SOFR + 4.00%, 9.22%, 10/22/2026 (a)	178,639	178,416
NortonLifeLock, Inc. Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 2.00%, 7.20%, 9/12/2029 (a)	397,313	395,825
Open Text Corp. Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 3.50%, 8.58%, 1/31/2030 (a)	252,452	253,872
Project Alpha Intermediate Holding, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.00%, 9.20%, 4/26/2024 (a)	50,771	50,716
Project Ruby Ultimate Parent Corp. Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.25%, 8.47%, 3/10/2028 (a)	191,597	187,611
Quartz Acquireco LLC Term Loan B, 6/28/2030 (a)	200,000	200,250
RealPage, Inc. Senior Secured 1st Lien Term Loan, 1 Month USD LIBOR + 3.00%, 8.19%, 4/24/2028 (a)	447,457	438,340
Roper Industrial Products Investment Co. LLC Senior Secured USD Term Loan, 3 Month USD SOFR + 4.50%, 9.74%, 11/22/2029 (a)	54,890	54,740
SolarWinds Holdings, Inc. Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 4.00%, 8.85%, 2/5/2027 (a)	250,785	251,146
Sovos Compliance LLC Senior Secured 2021 Term Loan, 1 Month USD SOFR + 4.50%, 9.72%, 8/11/2028 (a)	218,455	211,335
SS&C Technologies, Inc.:
Senior Secured 2022 Term Loan B6, 1 Month USD SOFR + 2.25%, 7.45%, 3/22/2029 (a)	179,617	179,318
Senior Secured 2022 Term Loan B7, 1 Month USD SOFR + 2.25%, 7.45%, 3/22/2029 (a)	270,717	270,266
Surf Holdings LLC Senior Secured USD Term Loan, 3 Month USD LIBOR + 3.50%, 8.70%, 3/5/2027 (a)	94,409	93,804
Security Description	Principal Amount	Value
Ultimate Software Group, Inc.:
Senior Secured 2021 2nd Lien Term Loan, 3 Month USD SOFR + 5.25%, 10.27%, 5/3/2027 (a)	$ 100,669	$ 97,901
Senior Secured 2021 Term Loan, 3 Month USD SOFR + 3.25%, 8.27%, 5/4/2026 (a)	565,858	556,191
		8,902,216
SPECIALTY RETAIL — 1.4%
Petco Health & Wellness Co., Inc. Senior Secured 2021 Term Loan B, 3 Month USD SOFR + 3.25%, 8.75%, 3/3/2028 (a)	431,011	428,561
PetSmart, Inc. Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 3.75%, 8.83%, 2/11/2028 (a)	323,402	323,336
Pilot Travel Centers LLC Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 2.00%, 7.20%, 8/4/2028 (a)	355,100	355,036
SRS Distribution, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.50%, 8.69%, 6/2/2028 (a)	381,973	371,975
Whatabrands LLC Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.25%, 8.47%, 8/3/2028 (a)	307,507	306,089
		1,784,997
STEEL-PRODUCERS — 0.2%
Phoenix Services International LLC Term Load, 11.00%, 3/1/2025	205,217	205,217
TELECOMMUNICATION EQUIP — 0.3%
Coral-U.S. Co-Borrower LLC Senior Secured 2021 Term Loan B6, 1 Month USD LIBOR + 3.00%, 8.19%, 10/15/2029 (a)	305,848	303,826
Delta TopCo, Inc. Senior Secured 2020 Term Loan B, 6 Month USD SOFR + 3.75%, 9.07%, 12/1/2027 (a)	119,118	115,545
		419,371
TRADING COMPANIES & DISTRIBUTORS — 0.2%
Foundation Building Materials Holding Co. LLC Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 3.25%, 8.52%, 1/31/2028 (a)	200,913	195,697

See accompanying notes to financial statements.
21

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
TRANSPORT-SERVICES — 0.3%
EG America LLC Senior Secured 2018 USD Term Loan, 1 Month USD SOFR + 4.00%, 9.08%, 2/7/2025 (a)	$ 17,772	$ 17,711
Endure Digital, Inc. Senior Secured Term Loan, 3 Month USD LIBOR + 3.50%, 8.79%, 2/10/2028 (a)	411,351	384,099
		401,810
TOTAL SENIOR FLOATING RATE LOANS (Cost $57,805,963)		57,982,940
ASSET-BACKED SECURITIES — 6.8%
OTHER ABS — 6.8%
Apidos CLO XI Series 2012-11A, Class ER3, 3 Month USD LIBOR + 6.57%, 11.83%, 4/17/2034 (a) (e)	500,000	438,600
Ares LXVIII CLO Ltd. Series 2023-68A, Class E, 3 Month SOFR + 8.55%, 13.63%, 4/25/2035 (a) (e)	750,000	743,400
Balboa Bay Loan Funding Ltd. Series 2022-1A, Class E, 3 Month SOFR + 7.93%, 12.98%, 4/20/2034 (a) (e)	500,000	456,400
Ballyrock CLO Ltd. Series 2020-2A, Class DR, 3 Month USD LIBOR + 6.15%, 11.40%, 10/20/2031 (a) (e)	750,000	696,300
Benefit Street Partners CLO X Ltd. Series 2016-10A, Class DRR, 3 Month USD LIBOR + 6.75%, 12.00%, 4/20/2034 (a) (e)	500,000	455,300
Canyon CLO Ltd. Series 2020-1A, Class ER, 3 Month USD LIBOR + 6.35%, 11.61%, 7/15/2034 (a) (e)	602,000	526,810
Carlyle U.S. CLO Ltd.:
Series 2020-1A, Class DR, 3 Month USD LIBOR + 6.25%, 11.50%, 7/20/2034 (a) (e)	500,000	434,050
Series 2021-9A, Class E, 3 month USD LIBOR + 6.63%, 11.88%, 10/20/2034 (a) (e)	712,882	620,065
GoldenTree Loan Management U.S. CLO Ltd. Series 2022-12A, Class E, 3 Month SOFR + 7.25%, 12.30%, 4/20/2034 (a) (e)	500,000	471,000
Security Description	Principal Amount	Value
Palmer Square CLO Ltd. Series 2019-1A, Class DR, 3 Month USD LIBOR + 6.50%, 11.82%, 11/14/2034 (a) (e)	$ 500,000	$ 432,850
Point Au Roche Park CLO Ltd. Series 2021-1A, Class E, 3 Month USD LIBOR + 6.10%, 11.35%, 7/20/2034 (a) (e)	1,480,000	1,259,776
Rad CLO 15 Ltd. Series 2021-15A, Class E, 3 Month USD LIBOR + 6.20%, 11.45%, 1/20/2034 (a) (e)	652,349	575,763
RR 20 Ltd. Series 2022-20A, Class D, 3 Month SOFR + 7.25%, 12.24%, 7/15/2037 (a) (e)	500,000	476,500
Vibrant CLO XVI Ltd. Series 2023-16A, Class C, 3 month USD SOFR + 5.84%, 10.92%, 4/15/2036 (a) (e)	500,000	489,472
Voya CLO Ltd. Series 2019-2A, Class E, 3 Month USD LIBOR + 6.60%, 11.85%, 7/20/2032 (a) (e)	500,000	440,150
		8,516,436
TOTAL ASSET-BACKED SECURITIES (Cost $8,788,256)		8,516,436
Shares
COMMON STOCKS — 0.2%
AEROSPACE & DEFENSE — 0.2%
Flame NewCo. LLC	19,856	205,112
	Principal Amount
CORPORATE BONDS & NOTES — 44.1%
ADVERTISING — 0.1%
Clear Channel Outdoor Holdings, Inc.:
7.50%, 6/1/2029 (e)	$ 100,000	74,091
7.75%, 4/15/2028 (e)	130,000	101,980
		176,071
AEROSPACE & DEFENSE — 2.2%
Bombardier, Inc.:
6.00%, 2/15/2028 (e)	380,000	359,176
7.50%, 2/1/2029 (e)	493,000	487,301
Howmet Aerospace, Inc.:
3.00%, 1/15/2029	682,000	597,425
5.95%, 2/1/2037	50,000	50,940
Spirit AeroSystems, Inc. 4.60%, 6/15/2028	80,000	67,060

See accompanying notes to financial statements.
22

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
TransDigm, Inc.:
4.63%, 1/15/2029	$ 580,000	$ 515,800
4.88%, 5/1/2029	390,000	349,378
Triumph Group, Inc. 7.75%, 8/15/2025	300,000	291,627
		2,718,707
AUTO MANUFACTURERS — 1.0%
Allison Transmission, Inc. 3.75%, 1/30/2031 (e)	490,000	415,775
Ford Motor Co. 4.75%, 1/15/2043	100,000	76,773
Ford Motor Credit Co. LLC:
3.82%, 11/2/2027	200,000	178,978
6.80%, 5/12/2028	465,000	466,055
Wabash National Corp. 4.50%, 10/15/2028 (e)	130,000	112,745
		1,250,326
BANKS — 0.4%
Intesa Sanpaolo SpA 5.71%, 1/15/2026 (e)	559,000	531,687
BEVERAGES — 0.1%
Primo Water Holdings, Inc. 4.38%, 4/30/2029 (e)	90,000	77,066
CHEMICALS — 1.3%
Ashland, Inc. 3.38%, 9/1/2031 (e)	320,000	255,683
Chemours Co.:
4.63%, 11/15/2029 (e)	394,000	332,903
5.75%, 11/15/2028 (e)	100,000	91,889
Mativ Holdings, Inc. 6.88%, 10/1/2026 (e)	60,000	52,391
Methanex Corp. 5.25%, 12/15/2029	330,000	301,353
Nufarm Australia Ltd./Nufarm Americas, Inc. 5.00%, 1/27/2030 (e)	80,000	70,973
Valvoline, Inc. 3.63%, 6/15/2031 (e)	595,000	483,824
		1,589,016
COAL — 0.1%
SunCoke Energy, Inc. 4.88%, 6/30/2029 (e)	170,000	143,415
COMMERCIAL SERVICES — 1.9%
Adtalem Global Education, Inc. 5.50%, 3/1/2028 (e)	180,000	163,526
ASGN, Inc. 4.63%, 5/15/2028 (e)	80,000	73,174
Deluxe Corp. 8.00%, 6/1/2029 (e)	110,000	86,176
Gartner, Inc.:
3.63%, 6/15/2029 (e)	510,000	449,744
3.75%, 10/1/2030 (e)	200,000	174,340
Security Description	Principal Amount	Value
MPH Acquisition Holdings LLC 5.75%, 11/1/2028 (e)	$ 535,000	$ 402,673
Service Corp. International:
3.38%, 8/15/2030	73,000	61,061
4.00%, 5/15/2031	410,000	350,788
TriNet Group, Inc. 3.50%, 3/1/2029 (e)	170,000	148,130
United Rentals North America, Inc. 3.75%, 1/15/2032	180,000	152,627
WW International, Inc. 4.50%, 4/15/2029 (e)	150,000	89,993
ZipRecruiter, Inc. 5.00%, 1/15/2030 (e)	220,000	188,122
		2,340,354
COMPUTERS — 0.5%
KBR, Inc. 4.75%, 9/30/2028 (e)	90,000	82,474
Science Applications International Corp. 4.88%, 4/1/2028 (e)	90,000	84,414
Seagate HDD Cayman:
4.13%, 1/15/2031	292,000	239,612
9.63%, 12/1/2032 (e)	50,000	55,270
Unisys Corp. 6.88%, 11/1/2027 (e)	180,000	129,550
		591,320
CONSTRUCTION MATERIALS — 1.4%
Builders FirstSource, Inc.:
4.25%, 2/1/2032 (e)	448,000	389,935
5.00%, 3/1/2030 (e)	120,000	112,158
Griffon Corp. 5.75%, 3/1/2028	219,000	204,809
JELD-WEN, Inc. 4.88%, 12/15/2027 (e)	401,000	355,137
Louisiana-Pacific Corp. 3.63%, 3/15/2029 (e)	170,000	148,789
Masonite International Corp. 5.38%, 2/1/2028 (e)	230,000	218,912
Summit Materials LLC/Summit Materials Finance Corp. 5.25%, 1/15/2029 (e)	300,000	283,695
		1,713,435
DIVERSIFIED FINANCIAL SERVICES — 3.5%
Burford Capital Global Finance LLC 6.88%, 4/15/2030 (e)	220,000	201,256
Enova International, Inc. 8.50%, 9/15/2025 (e)	140,000	136,254
goeasy Ltd. 4.38%, 5/1/2026 (e)	325,000	296,419

See accompanying notes to financial statements.
23

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Nationstar Mortgage Holdings, Inc.:
5.50%, 8/15/2028 (e)	$ 610,000	$ 534,726
5.75%, 11/15/2031 (e)	123,000	101,011
6.00%, 1/15/2027 (e)	231,000	214,927
Navient Corp.:
4.88%, 3/15/2028	420,000	359,848
5.00%, 3/15/2027	160,000	143,565
9.38%, 7/25/2030	57,000	56,690
Series A, 5.63%, 8/1/2033	190,000	142,827
OneMain Finance Corp.:
3.50%, 1/15/2027	700,000	601,944
5.38%, 11/15/2029	110,000	93,926
7.13%, 3/15/2026	160,000	157,502
PennyMac Financial Services, Inc.:
4.25%, 2/15/2029 (e)	170,000	136,760
5.38%, 10/15/2025 (e)	200,000	189,618
5.75%, 9/15/2031 (e)	270,000	219,929
PHH Mortgage Corp. 7.88%, 3/15/2026 (e)	180,000	160,835
SLM Corp. 4.20%, 10/29/2025	470,000	437,805
Synchrony Financial 7.25%, 2/2/2033	120,000	107,737
World Acceptance Corp. 7.00%, 11/1/2026 (e)	140,000	122,199
		4,415,778
ELECTRIC — 0.2%
PG&E Corp.:
5.00%, 7/1/2028	100,000	91,796
5.25%, 7/1/2030	200,000	179,346
		271,142
ELECTRICAL COMPONENTS & EQUIPMENT — 0.5%
Energizer Holdings, Inc.:
4.38%, 3/31/2029 (e)	260,000	224,070
4.75%, 6/15/2028 (e)	340,000	303,406
6.50%, 12/31/2027 (e)	150,000	144,453
		671,929
ELECTRONICS — 0.2%
Sensata Technologies BV 4.00%, 4/15/2029 (e)	350,000	311,539
ENGINEERING & CONSTRUCTION — 0.5%
Brundage-Bone Concrete Pumping Holdings, Inc. 6.00%, 2/1/2026 (e)	184,000	175,205
Great Lakes Dredge & Dock Corp. 5.25%, 6/1/2029 (e)	121,000	101,629
TopBuild Corp.:
3.63%, 3/15/2029 (e)	100,000	87,365
4.13%, 2/15/2032 (e)	150,000	128,587
Security Description	Principal Amount	Value
Tutor Perini Corp. 6.88%, 5/1/2025 (e)	$ 100,000	$ 83,653
		576,439
ENTERTAINMENT — 1.3%
CDI Escrow Issuer, Inc. 5.75%, 4/1/2030 (e)	640,000	596,531
Cinemark USA, Inc. 5.25%, 7/15/2028 (e)	550,000	488,746
Lions Gate Capital Holdings LLC 5.50%, 4/15/2029 (e)	180,000	130,351
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. REGS, 5.13%, 10/1/2029 (e)	480,000	430,373
		1,646,001
ENVIRONMENTAL CONTROL — 0.2%
GFL Environmental, Inc. 4.00%, 8/1/2028 (e)	100,000	89,661
Stericycle, Inc. 3.88%, 1/15/2029 (e)	199,000	176,977
		266,638
FOOD — 1.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC:
3.50%, 3/15/2029 (e)	200,000	173,942
4.63%, 1/15/2027 (e)	130,000	123,273
Lamb Weston Holdings, Inc.:
4.13%, 1/31/2030 (e)	540,000	482,679
4.88%, 5/15/2028 (e)	290,000	277,808
Post Holdings, Inc.:
4.50%, 9/15/2031 (e)	100,000	85,340
5.50%, 12/15/2029 (e)	290,000	268,253
		1,411,295
GAS — 0.5%
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.75%, 5/20/2027	200,000	183,956
5.88%, 8/20/2026	406,000	383,146
		567,102
HEALTH CARE PRODUCTS — 0.3%
Hologic, Inc. 3.25%, 2/15/2029 (e)	438,000	383,110
HEALTH CARE SERVICES — 1.3%
CHS/Community Health Systems, Inc.:
5.25%, 5/15/2030 (e)	70,000	55,364
6.13%, 4/1/2030 (e)	100,000	60,554
6.88%, 4/15/2029 (e)	310,000	193,573

See accompanying notes to financial statements.
24

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
DaVita, Inc.:
3.75%, 2/15/2031 (e)	$ 240,000	$ 192,466
4.63%, 6/1/2030 (e)	510,000	437,932
Encompass Health Corp.:
4.63%, 4/1/2031	185,000	163,897
4.75%, 2/1/2030	350,000	318,692
Tenet Healthcare Corp.:
6.13%, 10/1/2028	100,000	96,250
6.88%, 11/15/2031	160,000	159,698
		1,678,426
HOME BUILDERS — 2.2%
Beazer Homes USA, Inc.:
5.88%, 10/15/2027	35,000	33,018
7.25%, 10/15/2029	270,000	263,110
Century Communities, Inc. 3.88%, 8/15/2029 (e)	270,000	234,193
Forestar Group, Inc. 3.85%, 5/15/2026 (e)	200,000	183,862
Installed Building Products, Inc. 5.75%, 2/1/2028 (e)	110,000	103,800
KB Home 4.00%, 6/15/2031	353,000	305,038
LGI Homes, Inc. 4.00%, 7/15/2029 (e)	150,000	125,372
M/I Homes, Inc.:
3.95%, 2/15/2030	47,000	40,461
4.95%, 2/1/2028	200,000	186,436
Meritage Homes Corp. 3.88%, 4/15/2029 (e)	450,000	399,996
Taylor Morrison Communities, Inc.:
5.13%, 8/1/2030 (e)	280,000	260,145
5.75%, 1/15/2028 (e)	225,000	218,846
Tri Pointe Homes, Inc. 5.70%, 6/15/2028	470,000	454,236
		2,808,513
HOME FURNISHINGS — 0.4%
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (e)	610,000	528,242
HOUSEHOLD PRODUCTS — 0.1%
Edgewell Personal Care Co. 4.13%, 4/1/2029 (e)	200,000	174,536
HOUSEHOLD PRODUCTS & WARES — 0.1%
Central Garden & Pet Co. 4.13%, 10/15/2030	200,000	167,760
INSURANCE — 0.2%
MGIC Investment Corp. 5.25%, 8/15/2028	310,000	291,967
INTERNET — 0.5%
ANGI Group LLC 3.88%, 8/15/2028 (e)	240,000	196,277
Security Description	Principal Amount	Value
Cogent Communications Group, Inc. 7.00%, 6/15/2027 (e)	$ 330,000	$ 319,311
Ziff Davis, Inc. 4.63%, 10/15/2030 (e)	150,000	130,157
		645,745
IRON/STEEL — 0.7%
ATI, Inc. 5.13%, 10/1/2031	190,000	169,632
Commercial Metals Co. 4.38%, 3/15/2032	120,000	104,150
Mineral Resources Ltd.:
8.00%, 11/1/2027 (e)	440,000	442,772
8.50%, 5/1/2030 (e)	100,000	101,013
		817,567
IT SERVICES — 0.2%
Seagate HDD Cayman:
8.25%, 12/15/2029 (e)	129,000	134,788
8.50%, 7/15/2031 (e)	100,000	104,939
		239,727
LEISURE TIME — 1.9%
Carnival Corp.:
5.75%, 3/1/2027 (e)	500,000	459,960
6.00%, 5/1/2029 (e)	100,000	89,286
7.63%, 3/1/2026 (e)	200,000	195,852
NCL Corp. Ltd.:
5.88%, 3/15/2026 (e)	260,000	244,052
7.75%, 2/15/2029 (e)	580,000	552,548
Royal Caribbean Cruises Ltd.:
3.70%, 3/15/2028	145,000	125,945
5.38%, 7/15/2027 (e)	170,000	159,389
5.50%, 8/31/2026 (e)	130,000	123,352
5.50%, 4/1/2028 (e)	300,000	279,975
Vista Outdoor, Inc. 4.50%, 3/15/2029 (e)	210,000	172,286
		2,402,645
LODGING — 0.8%
Hilton Domestic Operating Co., Inc.:
3.63%, 2/15/2032 (e)	200,000	166,774
3.75%, 5/1/2029 (e)	290,000	257,192
4.00%, 5/1/2031 (e)	80,000	69,470
Las Vegas Sands Corp. 3.90%, 8/8/2029	420,000	375,153
Station Casinos LLC 4.50%, 2/15/2028 (e)	100,000	89,874
		958,463
MACHINERY, CONSTRUCTION & MINING — 0.2%
Manitowoc Co., Inc. 9.00%, 4/1/2026 (e)	230,000	229,554

See accompanying notes to financial statements.
25

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
MACHINERY-DIVERSIFIED — 0.1%
ATS Corp. 4.13%, 12/15/2028 (e)	$ 168,000	$ 150,990
MEDIA — 1.7%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.50%, 8/15/2030 (e)	100,000	83,301
4.75%, 3/1/2030 (e)	350,000	299,481
4.75%, 2/1/2032 (e)	200,000	162,768
5.00%, 2/1/2028 (e)	60,000	54,691
5.13%, 5/1/2027 (e)	230,000	213,893
CSC Holdings LLC 7.50%, 4/1/2028 (e)	200,000	114,000
DISH DBS Corp. 7.75%, 7/1/2026	230,000	141,054
Gray Television, Inc. 7.00%, 5/15/2027 (e)	100,000	85,307
News Corp.:
3.88%, 5/15/2029 (e)	300,000	264,321
5.13%, 2/15/2032 (e)	75,000	68,671
Nexstar Media, Inc.:
4.75%, 11/1/2028 (e)	200,000	173,532
5.63%, 7/15/2027 (e)	50,000	46,617
Townsquare Media, Inc. 6.88%, 2/1/2026 (e)	256,000	245,645
Urban One, Inc. 7.38%, 2/1/2028 (e)	150,000	131,307
		2,084,588
MINING — 0.9%
Eldorado Gold Corp. 6.25%, 9/1/2029 (e)	210,000	188,433
FMG Resources August 2006 Pty. Ltd.:
4.38%, 4/1/2031 (e)	100,000	85,348
5.88%, 4/15/2030 (e)	316,000	301,154
6.13%, 4/15/2032 (e)	275,000	261,393
IAMGOLD Corp. 5.75%, 10/15/2028 (e)	220,000	165,103
New Gold, Inc. 7.50%, 7/15/2027 (e)	160,000	149,658
Taseko Mines Ltd. 7.00%, 2/15/2026 (e)	40,000	36,512
		1,187,601
MISCELLANEOUS MANUFACTURER — 0.2%
Hillenbrand, Inc. 3.75%, 3/1/2031	350,000	296,713
OFFICE & BUSINESS EQUIPMENT — 0.5%
Pitney Bowes, Inc.:
6.88%, 3/15/2027 (e)	140,000	103,638
7.25%, 3/15/2029 (e)	50,000	33,042
Security Description	Principal Amount	Value
Xerox Holdings Corp. 5.50%, 8/15/2028 (e)	$ 550,000	$ 467,841
		604,521
OIL & GAS — 3.0%
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.75%, 7/15/2028 (a) (e)	110,000	108,229
CNX Resources Corp. 6.00%, 1/15/2029 (e)	528,000	490,179
CVR Energy, Inc. 5.75%, 2/15/2028 (e)	100,000	88,774
MEG Energy Corp. 5.88%, 2/1/2029 (e)	520,000	488,743
Northern Oil & Gas, Inc.:
8.13%, 3/1/2028 (e)	200,000	196,018
8.75%, 6/15/2031 (a) (e)	94,000	92,321
Parkland Corp.:
4.50%, 10/1/2029 (e)	480,000	417,029
4.63%, 5/1/2030 (e)	353,000	306,217
Sunoco LP/Sunoco Finance Corp.:
4.50%, 5/15/2029	830,000	736,708
4.50%, 4/30/2030	60,000	52,726
Transocean, Inc.:
7.50%, 1/15/2026 (e)	80,000	76,082
7.50%, 4/15/2031	460,000	362,494
8.00%, 2/1/2027 (e)	400,000	362,712
		3,778,232
OIL & GAS SERVICES — 0.8%
Archrock Partners LP/Archrock Partners Finance Corp. 6.25%, 4/1/2028 (e)	500,000	469,730
Enerflex Ltd. 9.00%, 10/15/2027 (e)	253,000	246,541
Oceaneering International, Inc. 6.00%, 2/1/2028	260,000	246,925
		963,196
PACKAGING & CONTAINERS — 0.3%
Cascades, Inc./Cascades USA, Inc. 5.38%, 1/15/2028 (e)	150,000	141,306
OI European Group BV 4.75%, 2/15/2030 (e)	310,000	280,649
		421,955
PHARMACEUTICALS — 0.1%
Prestige Brands, Inc. 3.75%, 4/1/2031 (e)	150,000	123,591
PIPELINES — 2.3%
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.38%, 6/15/2029 (e)	200,000	185,724

See accompanying notes to financial statements.
26

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
5.75%, 3/1/2027 (e)	$ 200,000	$ 192,670
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.63%, 5/1/2027 (e)	380,000	360,019
6.00%, 2/1/2029 (e)	115,000	107,355
Delek Logistics Partners LP/Delek Logistics Finance Corp. 7.13%, 6/1/2028 (e)	170,000	158,266
EnLink Midstream Partners LP 5.05%, 4/1/2045	120,000	95,776
EQM Midstream Partners LP 6.50%, 7/15/2048	150,000	135,771
Global Partners LP/GLP Finance Corp. 6.88%, 1/15/2029	273,000	253,893
Hess Midstream Operations LP:
4.25%, 2/15/2030 (e)	200,000	174,552
5.13%, 6/15/2028 (e)	300,000	282,240
5.50%, 10/15/2030 (e)	400,000	372,896
Holly Energy Partners LP/Holly Energy Finance Corp. 5.00%, 2/1/2028 (e)	60,000	55,959
NuStar Logistics LP:
5.63%, 4/28/2027	120,000	115,351
6.00%, 6/1/2026	80,000	78,037
6.38%, 10/1/2030	290,000	278,322
		2,846,831
REAL ESTATE — 0.8%
Howard Hughes Corp.:
4.13%, 2/1/2029 (e)	505,000	418,796
4.38%, 2/1/2031 (e)	210,000	167,933
Kennedy-Wilson, Inc.:
4.75%, 3/1/2029	200,000	158,060
4.75%, 2/1/2030	200,000	151,486
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.75%, 1/15/2029 (e)	150,000	112,608
		1,008,883
REAL ESTATE INVESTMENT TRUSTS — 2.3%
Apollo Commercial Real Estate Finance, Inc. 4.63%, 6/15/2029 (e)	100,000	77,902
Iron Mountain, Inc.:
4.88%, 9/15/2029 (e)	100,000	89,527
5.25%, 7/15/2030 (e)	80,000	72,086
5.63%, 7/15/2032 (e)	60,000	53,771
7.00%, 2/15/2029 (a) (e)	144,000	144,298
REIT, 4.50%, 2/15/2031 (e)	510,000	438,207
MPT Operating Partnership LP/MPT Finance Corp. 4.63%, 8/1/2029	200,000	151,458
Security Description	Principal Amount	Value
Rithm Capital Corp. 6.25%, 10/15/2025 (e)	$ 240,000	$ 225,065
Service Properties Trust:
3.95%, 1/15/2028	390,000	305,140
4.75%, 10/1/2026	230,000	199,656
4.95%, 2/15/2027	270,000	230,904
5.25%, 2/15/2026	120,000	108,814
Starwood Property Trust, Inc.:
3.63%, 7/15/2026 (e)	390,000	337,131
4.38%, 1/15/2027 (e)	560,000	482,328
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 6.50%, 2/15/2029 (e)	50,000	35,350
		2,951,637
RETAIL — 2.7%
1011778 BC ULC/New Red Finance, Inc. 4.00%, 10/15/2030 (e)	630,000	542,165
Asbury Automotive Group, Inc.:
4.63%, 11/15/2029 (e)	120,000	106,810
4.75%, 3/1/2030	235,000	208,710
5.00%, 2/15/2032 (e)	290,000	253,376
Bath & Body Works, Inc. 6.75%, 7/1/2036	200,000	180,234
Bloomin' Brands, Inc./OSI Restaurant Partners LLC 5.13%, 4/15/2029 (e)	141,000	126,229
Carrols Restaurant Group, Inc. 5.88%, 7/1/2029 (e)	140,000	115,150
Carvana Co. 5.50%, 4/15/2027 (e)	150,000	101,968
FirstCash, Inc. 4.63%, 9/1/2028 (e)	410,000	366,606
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (e)	150,000	131,886
Murphy Oil USA, Inc. 3.75%, 2/15/2031 (e)	160,000	134,446
Nordstrom, Inc. 5.00%, 1/15/2044	99,000	68,812
Patrick Industries, Inc. 4.75%, 5/1/2029 (e)	300,000	257,592
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.00%, 6/1/2031 (e)	240,000	201,941
Superior Plus LP/Superior General Partner, Inc. 4.50%, 3/15/2029 (e)	240,000	210,689
Yum! Brands, Inc.:
3.63%, 3/15/2031	130,000	112,550
4.63%, 1/31/2032	102,000	92,564
4.75%, 1/15/2030 (e)	180,000	168,984
		3,380,712
SEMICONDUCTORS — 0.2%
ams-OSRAM AG 7.00%, 7/31/2025 (e)	300,000	264,399

See accompanying notes to financial statements.
27

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
SOFTWARE — 1.3%
Fair Isaac Corp. 4.00%, 6/15/2028 (e)	$ 600,000	$ 550,770
MicroStrategy, Inc. 6.13%, 6/15/2028 (e)	220,000	197,133
Open Text Corp.:
3.88%, 2/15/2028 (e)	560,000	493,019
3.88%, 12/1/2029 (e)	175,000	146,314
Open Text Holdings, Inc. 4.13%, 2/15/2030 (e)	230,000	195,760
		1,582,996
TELECOMMUNICATIONS — 1.0%
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	680,000	637,976
U.S. Cellular Corp. 6.70%, 12/15/2033	90,000	77,404
Viasat, Inc. 6.50%, 7/15/2028 (e)	675,000	571,219
		1,286,599
TRANSPORTATION — 0.0% (b)
Danaos Corp. 8.50%, 3/1/2028 (e)	40,000	40,086
TOTAL CORPORATE BONDS & NOTES (Cost $55,445,828)		55,569,045
	Shares
SHORT-TERM INVESTMENT — 5.3%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 5.07% (f) (g) (Cost $6,605,513)	6,605,513	6,605,513
TOTAL INVESTMENTS — 102.4% (Cost $128,837,177)		128,879,046
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.4)%		(2,991,137)
NET ASSETS — 100.0%		$ 125,887,909

(a)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(b)	Amount is less than 0.05% of net assets.
(c)	Position is unsettled. Contract rate was not determined at June 30, 2023 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(d)	Security is currently in default and/or issuer is in bankruptcy.
(e)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 38.5% of net assets as of June 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(g)	The rate shown is the annualized seven-day yield at June 30, 2023.
ABS	Asset-Backed Security
CDI	CREST Depository Interest
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CVR	Contingent Value Rights
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

See accompanying notes to financial statements.
28

SPDR BLACKSTONE HIGH INCOME ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

At June 30, 2023, the Fund had unfunded loan commitments of $136,266, which could be extended at the option of the borrowers, pursuant to the following loan agreements:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation/(Depreciation) ($)
Pediatric Associates Holding Company, LLC	3,406	3,340	(66)
Athenahealth Group, Inc.	67,015	64,669	(2,346)
ABG Intermediate Holdings 2 LLC	65,845	65,787	(58)
	$136,266	$133,796	$(2,470)

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$ 55,569,045	$—	$ 55,569,045
Asset-Backed Securities	—	8,516,436	—	8,516,436
Common Stocks	205,112	—	—	205,112
Senior Floating Rate Loans	—	57,982,940	—	57,982,940
Short-Term Investment	6,605,513	—	—	6,605,513
TOTAL INVESTMENTS	$6,810,625	$122,068,421	$—	$128,879,046
OTHER FINANCIAL INSTRUMENTS:
Unfunded Loans - Unrealized Depreciation	$ —	$ (2,470)	$—	$ (2,470)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ —	$ (2,470)	$—	$ (2,470)

Affiliate Table
	Number of Shares Held at 6/30/22	Value at 6/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/23	Value at 6/30/23	Dividend Income
SPDR Blackstone Senior Loan ETF	—	$ —	$ 2,327,133	$ 2,323,843	$(3,290)	$—	—	$ —	$ 14,073
State Street Institutional U.S. Government Money Market Fund, Class G Shares	2,996,829	2,996,829	90,854,811	87,246,127	—	—	6,605,513	6,605,513	215,318
Total		$2,996,829	$93,181,944	$89,569,970	$(3,290)	$—		$6,605,513	$229,391
See accompanying notes to financial statements.
29

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS
June 30, 2023

Security Description	Principal Amount	Value
SENIOR FLOATING RATE LOANS — 91.0%
ADVERTISING AGENCIES — 0.1%
ABG Intermediate Holdings 2 LLC 2023 Term Loan B2, 1 Month USD SOFR + 4.00%, 9.35%, 12/21/2028 (a)	$ 5,355,578	$ 5,350,892
AEROSPACE & DEFENSE — 1.6%
Dynasty Acquisition Co., Inc.:
Senior Secured 2020 CAD Term Loan B2, 1 Month USD SOFR + 3.50%, 8.70%, 4/6/2026 (a)	182,043	180,792
Senior Secured 2020 Term Loan B1, 1 Month USD SOFR + 3.50%, 8.70%, 4/6/2026 (a)	339,574	337,239
TransDigm, Inc.:
Senior Secured 2022 Term Loan H, 3 Month USD SOFR + 3.25%, 8.49%, 2/22/2027 (a)	5,392,267	5,400,410
Senior Secured 2023 Term Loan I, 3 Month USD SOFR + 3.25%, 8.49%, 8/24/2028 (a)	68,352,032	68,391,676
		74,310,117
AIR FREIGHT & LOGISTICS — 0.1%
Kenan Advantage Group, Inc. Senior Secured 2021 Term Loan B1, 3 Month USD SOFR + 3.75%, 9.48%, 3/24/2026 (a)	250,694	250,583
Worldwide Express Operations LLC Senior Secured 2021 1st Lien Term Loan, 3 Month USD SOFR + 4.00%, 9.50%, 7/26/2028 (a)	2,598,759	2,474,785
		2,725,368
AUTOMOBILE COMPONENTS — 1.0%
Clarios Global LP 2023 Incremental Term Loan, 1 Month USD SOFR + 3.75%, 8.85%, 5/6/2030 (a)	35,341,635	35,302,935
Security Description	Principal Amount	Value
USI, Inc. Senior Secured 2022 Incremental Term Loan, 3 Month USD SOFR + 3.75%, 8.99%, 11/22/2029 (a)	$ 10,390,379	$ 10,389,444
		45,692,379
BEVERAGES — 0.9%
Triton Water Holdings, Inc. Senior Secured Term Loan, 3 Month USD LIBOR + 0.00%, 5.24%, 3/31/2028 (a)	42,973,944	41,651,206
BROADLINE RETAIL — 0.8%
EG America LLC 2023 USD First Lien Incremental Tranche B Term Loan B, 2/28/2028 (a)	196,882	195,652
EG Group Ltd. Senior Secured 2023 USD First Lien Incremental Tranche C Term Loan B, 2/28/2028 (b)	295,324	283,141
GYP Holdings III Corp. 2023 Term Loan, 1 Month USD SOFR + 3.00%, 8.10%, 5/12/2030 (a)	734,041	735,303
Harbor Freight Tools USA, Inc. Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 2.75%, 7.97%, 10/19/2027 (a)	37,400,983	36,956,847
		38,170,943
BUILDING PRODUCTS — 1.4%
ACProducts, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 4.25%, 9.78%, 5/17/2028 (a)	11,747,438	9,911,901
Chamberlain Group, Inc. Senior Secured Term Loan B, 1 Month USD SOFR + 3.25%, 8.45%, 11/3/2028 (a)	9,974,684	9,765,415
Cornerstone Building Brands, Inc. Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 3.25%, 8.50%, 4/12/2028 (a)	34,756,651	33,410,005

See accompanying notes to financial statements.
30

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Oscar AcquisitionCo LLC Senior Secured Term Loan B, 3 Month USD SOFR + 4.50%, 9.84%, 4/29/2029 (a)	$ 10,957,784	$ 10,724,931
		63,812,252
CAPITAL MARKETS — 0.1%
AqGen Ascensus, Inc. Senior Secured 2021 2nd Lien Term Loan, 3 Month USD LIBOR + 6.50%, 11.69%, 8/2/2029 (a)	7,194,340	6,474,906
AqGen Island Holdings, Inc. Senior Secured Term Loan, 3 Month USD LIBOR + 3.50%, 8.69%, 8/2/2028 (a)	496,245	489,114
		6,964,020
CASINO SERVICES — 1.0%
Stars Group Holdings BV:
Senior Secured 2018 USD Incremental Term Loan, 3 Month USD SOFR + 2.25%, 7.75%, 7/21/2026 (a)	36,819,290	36,860,895
Senior Secured 2022 USD Term Loan B, 3 Month USD SOFR + 3.25%, 8.49%, 7/22/2028 (a)	7,535,958	7,558,642
		44,419,537
CHEMICALS — 1.1%
Axalta Coating Systems U.S. Holdings, Inc. 2022 USD Term Loan B4, 3 Month USD SOFR + 3.00%, 8.22%, 12/20/2029 (a)	10,664,428	10,700,260
Diamond BV Senior Secured 2021 Term Loan B, 3 Month USD SOFR + 2.75%, 8.06%, 9/29/2028 (a)	10,398,172	10,399,576
Messer Industries GmbH Senior Secured 2018 USD Term Loan, 3 Month USD SOFR + 2.50%, 8.00%, 3/2/2026 (a)	11,474,942	11,482,458
SCIH Salt Holdings, Inc. Senior Secured 2021 Incremental Term Loan B, 3 Month USD LIBOR + 4.00%, 9.19%, 3/16/2027 (a)	2,777,669	2,740,990
Security Description	Principal Amount	Value
Starfruit Finco BV:
2023 Term Loan B, 3 Month USD SOFR + 4.00%, 8.99%, 4/3/2028 (a)	$ 3,362,922	$ 3,347,503
Senior Secured 2018 USD Term Loan B, 3 Month USD SOFR + 2.75%, 8.07%, 10/1/2025 (a)	12,062,962	12,076,533
		50,747,320
COMMERCIAL SERVICES — 5.4%
AlixPartners LLP Senior Secured 2021 USD Term Loan B, 1 Month USD SOFR + 2.50%, 7.72%, 2/4/2028 (a)	6,809,998	6,804,039
Allied Universal Holdco LLC Senior Secured 2021 USD Incremental Term Loan B, 1 Month USD SOFR + 3.75%, 8.95%, 5/12/2028 (a)	47,044,698	45,816,361
APX Group, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.25%, 8.76%, 7/10/2028 (a)	10,649,512	10,655,315
Avis Budget Car Rental LLC Senior Secured 2022 Term Loan C, 1 Month SOFR + 3.50%, 3/16/2029 (a)	3,950,000	3,963,983
CoreLogic, Inc. Senior Secured Term Loan, 1 Month USD LIBOR + 3.50%, 8.75%, 6/2/2028 (a)	48,153,670	43,591,109
Corp. Service Co. Senior Secured Term Loan B, 1 Month USD SOFR + 3.25%, 8.45%, 11/2/2029 (a)	955,000	957,746
Mavis Tire Express Services Corp. Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 4.00%, 9.22%, 5/4/2028 (a)	4,987,277	4,951,444
Neptune Bidco U.S., Inc. Senior Secured 2022 USD Term Loan B, 3 Month USD SOFR + 5.00%, 10.00%, 4/11/2029 (a)	50,815,580	44,908,269
PECF USS Intermediate Holding III Corp. Senior Secured Term Loan B, 3 Month USD LIBOR + 4.25%, 9.52%, 12/15/2028 (a)	15,883,585	13,090,059

See accompanying notes to financial statements.
31

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Vaco Holdings LLC Senior Secured 2022 Term Loan, 3 Month USD SOFR + 5.00%, 10.59%, 1/21/2029 (a)	$ 3,347,294	$ 3,060,699
Verscend Holding Corp. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 4.00%, 9.22%, 8/27/2025 (a)	51,890,790	51,939,308
VT Topco, Inc.:
Senior Secured 2018 1st Lien Term Loan, 1 Month USD LIBOR + 3.50%, 8.72%, 8/1/2025 (a)	1,073,230	1,061,489
Senior Secured 2021 Incremental Term Loan, 1 Month USD SOFR + 3.75%, 8.97%, 8/1/2025 (a)	8,642,489	8,548,283
Wand NewCo 3, Inc. Senior Secured 2020 Term Loan, 1 Month USD LIBOR + 2.75%, 7.94%, 2/5/2026 (a)	11,968,992	11,888,381
		251,236,485
COMMERCIAL SERVICES & SUPPLIES — 2.9%
Aramark Services, Inc. Senior Secured 2023 Term Loan B6, 1 Week USD SOFR + 2.50%, 7.72%, 6/22/2030 (a)	509,395	510,032
Asurion LLC:
Senior Secured 2020 Term Loan B8, 1 Month USD LIBOR + 3.25%, 8.44%, 12/23/2026 (a)	43,146,821	41,647,470
Senior Secured 2021 Second Lien Term Loan B4, 1 Month USD SOFR + 5.25%, 10.45%, 1/20/2029 (a)	12,724,070	10,706,414
Belron Finance U.S. LLC 2023 Term Loan, 3 Month USD SOFR + 2.75%, 7.83%, 4/18/2029 (a)	7,614,629	7,628,944
Covanta Holding Corp.:
2023 Term Loan B, 3 Month USD SOFR + 3.00%, 8.15%, 11/30/2028 (a)	2,906,977	2,899,259
2023 Term Loan C, 8.15%, 11/30/2028 (a)	218,023	217,444
Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 2.50%, 7.60%, 11/30/2028 (a)	920,054	913,416
Security Description	Principal Amount	Value
Senior Secured 2021 Term Loan C, 1 Month USD SOFR + 2.50%, 7.60%, 11/30/2028 (a)	$ 69,849	$ 69,345
Garda World Security Corp. Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 6.25%, 9.43%, 10/30/2026 (a)	1,000,000	996,250
GFL Environmental, Inc. Senior Secured 2023 Term Loan, 1 Month USD SOFR + 3.00%, 8.15%, 5/28/2027 (a)	2,499,173	2,504,147
McGraw-Hill Global Education Holdings LLC Senior Secured 2021 Term Loan, 6 Month USD LIBOR + 4.75%, 9.95%, 7/28/2028 (a)	9,143,675	8,595,054
Prime Security Services Borrower LLC Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 2.75%, 7.94%, 9/23/2026 (a)	48,621,144	48,668,064
Thevelia U.S. LLC USD Term Loan B, 6/18/2029 (b)	10,217,949	10,205,176
		135,561,015
COMMUNICATIONS EQUIPMENT — 0.7%
CommScope, Inc. Senior Secured 2019 Term Loan B, 1 Month USD LIBOR + 3.25%, 8.44%, 4/6/2026 (a)	15,064,120	14,463,438
Zayo Group Holdings, Inc. Senior Secured USD Term Loan, 1 Month USD LIBOR + 3.00%, 8.22%, 3/9/2027 (a)	25,693,232	20,259,113
		34,722,551
COMPUTERS — 0.3%
Magenta Buyer LLC Senior Secured 2021 USD 1st Lien Term Loan, 3 Month USD LIBOR + 4.75%, 10.03%, 7/27/2028 (a)	16,351,681	12,365,959
CONSTRUCTION & ENGINEERING — 0.5%
Brown Group Holding LLC Senior Secured Term Loan B, 1 Month USD SOFR + 2.50%, 7.70%, 6/7/2028 (a)	11,986,456	11,820,384

See accompanying notes to financial statements.
32

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
DG Investment Intermediate Holdings 2, Inc. Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.75%, 8.97%, 3/31/2028 (a)	$ 493,697	$ 485,674
KKR Apple Bidco LLC:
2022 Incremental Term Loan, 1 Month USD SOFR + 4.00%, 9.10%, 9/22/2028 (a)	8,119,135	8,088,688
Senior Secured 2021 Term Loan, 1 Month USD SOFR + 2.75%, 7.97%, 9/23/2028 (a)	4,594,039	4,562,041
		24,956,787
CONSTRUCTION MATERIALS — 0.2%
Quikrete Holdings, Inc. Senior Secured 2016 1st Lien Term Loan, 1 Month USD LIBOR + 2.63%, 7.84%, 2/1/2027 (a)	10,359,483	10,352,490
CONTAINERS & PACKAGING — 1.2%
Berry Global, Inc. Senior Secured 2021 Term Loan Z, 1 Month USD LIBOR + 1.75%, 6.97%, 7/1/2026 (a)	20,852,318	20,852,526
Clydesdale Acquisition Holdings, Inc. Senior Secured Term Loan B, 1 Month USD SOFR + 4.18%, 9.38%, 4/13/2029 (a)	37,028,910	36,508,839
		57,361,365
COSMETICS & TOILETRIES — 0.7%
Sunshine Luxembourg VII SARL Senior Secured 2021 Term Loan B3, 3 Month USD SOFR + 3.75%, 9.09%, 10/1/2026 (a)	35,081,148	34,949,769
DISTRIBUTION/WHOLESALE — 0.3%
Windsor Holdings III LLC USD Term Loan B, 6/21/2030 (a)	12,454,104	12,250,169
Security Description	Principal Amount	Value
DISTRIBUTORS — 0.4%
American Builders & Contractors Supply Co., Inc. Senior Secured 2019 Term Loan, 1 Month USD LIBOR + 2.00%, 7.08%, 1/15/2027 (a)	$ 9,194,673	$ 9,178,169
American Tire Distributors Holdings, Inc. Senior Secured 2021 Term Loan B, 3 Month USD SOFR + 6.25%, 11.49%, 10/20/2028 (a)	11,845,774	10,334,075
		19,512,244
DIVERSIFIED CONSUMER SERVICES — 0.1%
Bright Horizons Family Solutions LLC Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 2.25%, 7.33%, 11/24/2028 (a)	4,173,237	4,167,165
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.9%
Altice France SA Senior Secured 2023 USD Term Loan B14, 3 Month USD SOFR + 5.50%, 10.49%, 8/15/2028 (a)	48,674,229	43,482,392
CCI Buyer, Inc. Senior Secured Term Loan, 3 Month USD SOFR + 4.00%, 9.24%, 12/17/2027 (a)	572,203	562,547
CenturyLink, Inc. Senior Secured 2020 Term Loan B, 1 Month USD SOFR + 2.25%, 7.47%, 3/15/2027 (a)	46,645,217	36,120,890
Ciena Corp.:
2023 Term Loan B, 1 Month USD SOFR + 2.50%, 7.59%, 1/18/2030 (a)	2,000,000	2,004,380
Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 1.75%, 6.84%, 9/26/2025 (a)	4,333,745	4,341,871
		86,512,080
ELECTRICAL EQUIPMENT — 0.2%
Energizer Holdings, Inc. Senior Secured 2020 Term Loan, 1 Month USD SOFR + 2.25%, 7.44%, 12/22/2027 (a)	4,621,552	4,604,245

See accompanying notes to financial statements.
33

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Gates Global LLC Senior Secured 2021 Term Loan B3, 1 Month USD SOFR + 2.50%, 7.70%, 3/31/2027 (a)	$ 5,566,910	$ 5,546,034
		10,150,279
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.7%
II-VI, Inc. Senior Secured 2022 Term Loan B, 3 Month USD SOFR + 2.75%, 7.97%, 7/2/2029 (a)	33,895,299	33,884,791
ENTERTAINMENT — 2.6%
AP Gaming I LLC Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 4.00%, 9.39%, 2/15/2029 (a)	2,350,701	2,331,601
Crown Finance U.S., Inc.:
Senior Secured 2018 USD Term Loan, 2/28/2025 (a)	49,204,796	15,200,837
Senior Secured 2019 Incremental Term Loan, 3 Month USD LIBOR + 2.75%, 8.29%, 9/30/2026 (a)	6,043,316	1,866,962
Fertitta Entertainment LLC Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 4.00%, 9.10%, 1/27/2029 (a)	41,849,001	41,382,594
Formula One Holdings Ltd. Term Loan B, 1 Month USD SOFR + 3.00%, 8.10%, 1/15/2030 (a)	8,213,403	8,224,697
GVC Holdings Ltd.:
2022 USD Term Loan B2, 6 Month USD SOFR + 3.50%, 8.44%, 10/31/2029 (a)	7,875,956	7,873,987
Senior Secured 2021 USD Term Loan B4, 3 Month USD SOFR + 2.50%, 7.44%, 3/29/2027 (a)	2,578,579	2,575,356
NASCAR Holdings LLC Senior Secured Term Loan B, 1 Month USD SOFR + 2.50%, 7.72%, 10/19/2026 (a)	2,341,135	2,347,175
Security Description	Principal Amount	Value
UFC Holdings LLC Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 2.75%, 8.05%, 4/29/2026 (a)	$ 37,599,177	$ 37,601,621
		119,404,830
FINANCIAL SERVICES — 3.5%
Apex Group Treasury LLC Senior Secured USD Term Loan, 3 Month USD LIBOR + 3.75%, 9.07%, 7/27/2028 (a)	496,212	490,630
Camelot U.S. Acquisition LLC Senior Secured 2020 Incremental Term Loan B, 1 Month USD LIBOR + 3.00%, 8.22%, 10/30/2026 (a)	2,085,022	2,084,594
Citadel Securities LP Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 2.50%, 7.72%, 2/2/2028 (a)	46,396,716	46,389,525
DirecTV Financing LLC Senior Secured Term Loan, 1 Month USD LIBOR + 5.00%, 10.22%, 8/2/2027 (a)	36,847,702	36,105,589
Edelman Financial Center LLC Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.75%, 8.94%, 4/7/2028 (a)	6,828,043	6,669,734
Focus Financial Partners LLC Senior Secured 2022 Term Loan B5, 1 Month USD SOFR + 3.25%, 8.35%, 6/30/2028 (a)	22,264,888	22,131,856
NFP Corp. Senior Secured 2020 Term Loan, 1 Month USD SOFR + 3.25%, 8.47%, 2/15/2027 (a)	3,729,848	3,661,909
Trans Union LLC Senior Secured 2019 Term Loan B5, 1 Month USD LIBOR + 1.75%, 6.95%, 11/16/2026 (a)	14,282,215	14,263,362
William Morris Endeavor Entertainment LLC Senior Secured 2018 1st Lien Term Loan, 3 Month USD LIBOR + 2.75%, 7.95%, 5/18/2025 (a)	32,140,886	32,118,388
		163,915,587

See accompanying notes to financial statements.
34

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
FOOD PRODUCTS — 0.3%
Froneri International Ltd. Senior Secured 2020 USD Term Loan, 3 Month USD SOFR + 2.25%, 7.45%, 1/29/2027 (a)	$ 14,283,370	$ 14,228,022
FOOD-MISC/DIVERSIFIED — 0.0% (c)
Skopima Merger Sub, Inc. Senior Secured Term Loan B, 1 Month USD LIBOR + 4.00%, 9.19%, 5/12/2028 (a)	575,734	561,033
GAMING & ENTERTAINMENT — 0.0% (c)
PCI Gaming Authority Senior Secured Term Loan, 1 Month USD LIBOR + 2.50%, 7.72%, 5/29/2026 (a)	1,000,000	1,001,965
GROUND TRANSPORTATION — 0.7%
Avis Budget Car Rental LLC Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 2.25%, 8/6/2027 (a)	2,992,248	2,962,565
Genesee & Wyoming, Inc. Senior Secured Term Loan, 3 Month USD SOFR + 2.00%, 7.34%, 12/30/2026 (a)	24,932,367	24,938,850
XPO Logistics, Inc. 2023 Term Loan B, 5/24/2028 (a)	3,334,446	3,350,234
		31,251,649
HEALTH CARE EQUIPMENT & SUPPLIES — 2.0%
Bausch & Lomb, Inc. Senior Secured Term Loan, 3 Month USD SOFR + 3.25%, 8.59%, 5/10/2027 (a)	35,716,548	34,734,342
Carestream Health, Inc. Senior Secured 2022 Term Loan, 3 Month USD SOFR + 7.50%, 12.84%, 9/30/2027 (a)	4,713,866	3,450,550
Gainwell Acquisition Corp. Senior Secured Term Loan B, 3 Month USD SOFR + 4.00%, 9.24%, 10/1/2027 (a)	55,084,813	54,327,397
		92,512,289
Security Description	Principal Amount	Value
HEALTH CARE PROVIDERS & SERVICES — 5.2%
Avantor Funding, Inc. Senior Secured 2021 Term Loan B5, 1 Month USD SOFR + 2.25%, 7.45%, 11/8/2027 (a)	$ 4,820,921	$ 4,824,946
DaVita, Inc. Senior Secured 2020 Term Loan B, 1 Month USD SOFR + 1.75%, 6.99%, 8/12/2026 (a)	33,601,846	33,168,382
Envision Healthcare Corp.:
Senior Secured 2022 First Out Term Loan, 3 Month USD SOFR + 7.875%, 13.11%, 3/31/2027 (a),(d)	16,938,100	18,653,083
Senior Secured 2022 Second Out Term Loan, 3 Month USD SOFR + 4.25%, 9.49%, 3/31/2027 (a),(d)	7,618,580	1,721,342
GHX Ultimate Parent Corp. 2023 Term Loan, 3 Month USD SOFR + 4.75%, 9.79%, 6/30/2027 (a)	5,422,907	5,438,173
Horizon Therapeutics USA, Inc. Senior Secured 2021 Term Loan B2, 1 Month USD SOFR + 1.75%, 6.95%, 3/15/2028 (a)	19,719,776	19,686,351
ICON Luxembourg SARL Senior Secured LUX Term Loan, 3 Month USD SOFR + 2.25%, 7.75%, 7/3/2028 (a)	31,304,872	31,344,003
Medline Borrower LP Senior Secured USD Term Loan B, 1 Month USD SOFR + 3.25%, 8.35%, 10/23/2028 (a)	79,469,527	78,649,799
National Mentor Holdings, Inc.:
Senior Secured 2021 Term Loan, 3 Month USD SOFR + 3.75%, 8.95%, 3/2/2028 (a)	11,097,268	8,444,355
Senior Secured 2021 Term Loan C, 3 Month USD SOFR + 3.75%, 9.09%, 3/2/2028 (a)	418,466	318,427
PRA Health Sciences, Inc. Senior Secured US Term Loan, 3 Month USD SOFR + 2.25%, 7.75%, 7/3/2028 (a)	7,877,219	7,887,065

See accompanying notes to financial statements.
35

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
RegionalCare Hospital Partners Holdings, Inc. Senior Secured 2018 Term Loan B, 3 Month USD LIBOR + 3.75%, 9.02%, 11/16/2025 (a)	$ 27,900,511	$ 25,908,833
Sotera Health Holdings LLC Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 2.75%, 8.02%, 12/11/2026 (a)	9,099,451	8,984,298
		245,029,057
HOME FURNISHINGS — 0.9%
AI Aqua Merger Sub, Inc. Senior Secured 2021 1st Lien Term Loan B, 1 Month USD SOFR + 3.75%, 8.80%, 7/31/2028 (a)	41,995,902	41,281,971
HOTELS, RESTAURANTS & LEISURE — 4.5%
1011778 BC Unlimited Liability Co. Senior Secured Term Loan B4, 1 Month USD LIBOR + 1.75%, 6.94%, 11/19/2026 (a)	61,580,756	61,246,988
Alterra Mountain Co. Senior Secured 2021 Series B-2 Consenting Term Loan, 1 Month USD LIBOR + 3.50%, 8.69%, 8/17/2028 (a)	4,739,002	4,737,533
Caesars Entertainment Corp. Senior Secured Term Loan B, 1 Month USD SOFR + 3.25%, 8.45%, 2/6/2030 (a)	26,296,191	26,330,508
PENN Entertainment, Inc. Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 2.75%, 7.95%, 5/3/2029 (a)	6,295,542	6,283,077
Peraton Corp. Senior Secured Term Loan B, 1 Month USD SOFR + 3.75%, 8.95%, 2/1/2028 (a)	81,329,591	80,066,135
Scientific Games International, Inc. Senior Secured 2022 USD Term Loan, 1 Month USD SOFR + 3.00%, 8.25%, 4/14/2029 (a)	20,316,294	20,321,069
Security Description	Principal Amount	Value
Wyndham Hotels & Resorts, Inc. 2023 Term Loan B, 1 Month USD SOFR + 2.25%, 7.45%, 5/24/2030 (a)	$ 9,502,552	$ 9,518,659
		208,503,969
HOUSEHOLD PRODUCTS — 0.1%
Reynolds Consumer Products LLC Senior Secured Term Loan, 1 Month USD SOFR + 1.75%, 6.83%, 2/4/2027 (a)	6,134,190	6,134,896
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.9%
Calpine Corp.:
Senior Secured 2019 Term Loan B10, 1 Month USD LIBOR + 2.00%, 7.19%, 8/12/2026 (a)	3,661,885	3,662,948
Senior Secured 2020 Term Loan B5, 1 Month USD LIBOR + 2.50%, 7.70%, 12/16/2027 (a)	19,948,849	19,959,721
Vistra Operations Co. LLC Senior Secured 1st Lien Term Loan B3, 1 Month USD LIBOR + 1.75%, 6.90%, 12/31/2025 (a)	17,118,578	17,097,179
		40,719,848
INDUSTRIAL CONGLOMERATES — 0.2%
Magenta Buyer LLC Senior Secured 2021 USD 2nd Lien Term Loan, 3 Month USD LIBOR + 8.25%, 13.53%, 7/27/2029 (a)	13,082,319	8,634,331
INSURANCE — 5.2%
Acrisure LLC:
Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 3.50%, 8.69%, 2/15/2027 (a)	36,713,127	35,733,070
Senior Secured 2021 First Lien Term Loan B, 1 Month USD LIBOR + 4.25%, 9.43%, 2/15/2027 (a)	1,381,695	1,356,942

See accompanying notes to financial statements.
36

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Senior Secured 2021 Incremental Term Loan B, 1 Month USD LIBOR + 3.75%, 8.93%, 2/15/2027 (a)	$ 989,924	$ 967,651
Alliant Holdings Intermediate LLC:
Senior Secured 2021 Term Loan B4, 1 Month USD LIBOR + 3.50%, 8.65%, 11/6/2027 (a)	6,381,451	6,351,809
Senior Secured 2023 Term Loan B5, 1 Month USD SOFR + 3.50%, 8.65%, 11/5/2027 (a)	1,956,636	1,947,127
AmWINS Group, Inc.:
Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 2.25%, 7.44%, 2/19/2028 (a)	31,314,148	31,079,448
Senior Secured 2023 Incremental Term Loan B, 1 Month USD SOFR + 2.75%, 7.83%, 2/19/2028 (a)	155,162	154,984
AssuredPartners, Inc. Senior Secured 2020 Term Loan B, 1 Month USD SOFR + 3.50%, 8.72%, 2/12/2027 (a)	3,463,428	3,441,418
Broadstreet Partners, Inc.:
2023 Term Loan B3, 1 Month USD SOFR + 4.00%, 9.16%, 1/27/2029 (a)	14,435,484	14,381,351
Senior Secured 2020 Term Loan B, 1 Month USD LIBOR + 2.75%, 7.94%, 1/27/2027 (a)	3,982,038	3,938,693
HUB International Ltd.:
2023 Term Loan B, 6/20/2030 (b)	51,890,476	52,067,163
Senior Secured 2022 Term Loan B, 3 Month USD SOFR + 4.00%, 9.24%, 11/10/2029 (a)	4,270,208	4,273,283
Hyperion Insurance Group Ltd. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.25%, 8.44%, 11/12/2027 (a)	36,702,363	36,564,730
Ryan Specialty Group LLC Senior Secured Term Loan, 1 Month USD SOFR + 3.00%, 8.20%, 9/1/2027 (a)	3,540,321	3,544,198
Security Description	Principal Amount	Value
Sedgwick Claims Management Services, Inc. Senior Secured 2023 Term Loan B, 1 Month USD SOFR + 3.75%, 8.85%, 2/17/2028 (a)	$ 46,171,776	$ 45,966,311
		241,768,178
INTERNET & TELECOM — 0.8%
Go Daddy Operating Co. LLC Senior Secured 2022 Term Loan B5, 1 Month USD SOFR + 3.25%, 8.08%, 11/9/2029 (a)	8,686,960	8,713,716
Uber Technologies, Inc. Senior Secured 2023 Term Loan B, 3 Month USD SOFR + 2.75%, 7.99%, 3/3/2030 (a)	29,889,584	29,925,152
		38,638,868
INTERNET SECURITY — 0.1%
Proofpoint, Inc. Senior Secured 2nd Lien Term Loan, 3 Month USD LIBOR + 6.25%, 11.47%, 8/31/2029 (a)	3,678,427	3,577,270
INVESTMENT COMPANIES — 0.4%
AL GCX Holdings LLC Senior Secured Term Loan B, 3 Month USD SOFR + 3.50%, 8.55%, 5/17/2029 (a)	2,981,370	2,967,701
Energize HoldCo LLC Senior Secured 2021 1st Lien Term Loan, 1 Month USD LIBOR + 3.75%, 8.94%, 12/8/2028 (a)	6,510,416	6,420,898
LSF11 Trinity Bidco, Inc. Term Loan, 4/26/2030 (b)	9,869,506	9,857,169
		19,245,768
IT SERVICES — 0.0% (c)
Ahead DB Holdings LLC Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 9.29%, 10/18/2027 (a)	175,742	164,633
LEISURE&REC/GAMES — 0.1%
Scientific Games Holdings LP Senior Secured 2022 USD Term Loan B, 3 Month USD SOFR + 3.50%, 8.42%, 4/4/2029 (a)	6,045,707	5,981,471

See accompanying notes to financial statements.
37

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
LIFE SCIENCES TOOLS & SERVICES — 0.8%
Parexel International Corp. Senior Secured 2021 1st Lien Term Loan, 1 Month USD LIBOR + 3.25%, 8.44%, 11/15/2028 (a)	$ 37,446,499	$ 37,203,097
MACHINERY — 1.2%
Chart Industries, Inc. 2023 Term Loan B, 1 Month USD SOFR + 3.75%, 8.94%, 3/15/2030 (a)	8,775,234	8,778,876
Clark Equipment Co. Senior Secured 2022 Term Loan B, 3 Month USD SOFR + 2.50%, 7.84%, 4/20/2029 (a)	2,375,387	2,379,473
Engineered Machinery Holdings, Inc. Senior Secured 2021 USD Incremental Term Loan, 3 Month USD LIBOR + 3.50%, 9.04%, 5/19/2028 (a)	8,996,190	8,838,756
Madison IAQ LLC Senior Secured Term Loan, 6 Month USD LIBOR + 3.25%, 8.30%, 6/21/2028 (a)	36,176,660	35,480,259
		55,477,364
MACHINERY-CONSTRUCTION & MINING — 1.3%
Brookfield WEC Holdings, Inc. Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 2.75%, 7.94%, 8/1/2025 (a)	61,399,509	61,348,241
MEDIA — 4.7%
Charter Communications Operating LLC:
Senior Secured 2019 Term Loan B1, 3 Month USD SOFR + 1.75%, 6.80%, 4/30/2025 (a)	1,016,768	1,017,404
Senior Secured 2019 Term Loan B2, 1 Month USD SOFR + 1.75%, 6.83%, 2/1/2027 (a)	17,199,106	17,116,637
CSC Holdings LLC Senior Secured 2019 Term Loan B5, 1 Month USD LIBOR + 2.50%, 7.69%, 4/15/2027 (a)	21,011,221	18,416,650
Security Description	Principal Amount	Value
Go Daddy Operating Co. LLC Senior Secured 2021 Term Loan B4, 1 Month USD LIBOR + 2.00%, 7.19%, 8/10/2027 (a)	$ 5,178	$ 5,178
MH Sub I LLC:
2023 Term Loan, 1 Month USD SOFR + 4.25%, 9.35%, 5/3/2028 (a)	42,575,138	40,904,064
Senior Secured 2020 Incremental Term Loan, 1 Month USD LIBOR + 3.75%, 8.85%, 9/13/2024 (a)	859,842	860,916
Senior Secured 2021 2nd Lien Term Loan, 1 Month USD SOFR + 6.25%, 11.35%, 2/23/2029 (a)	8,294,933	7,259,393
Nexstar Broadcasting, Inc. Senior Secured 2019 Term Loan B4, 1 Month USD SOFR + 2.50%, 7.72%, 9/18/2026 (a)	9,593,549	9,595,228
Radiate Holdco LLC Senior Secured 2021 Term Loan B, 3 Month USD SOFR + 3.25%, 8.48%, 9/25/2026 (a)	39,627,554	33,173,217
UPC Financing Partnership Senior Secured 2021 USD Term Loan AX, 1 Month USD LIBOR + 2.93%, 8.12%, 1/31/2029 (a)	1,000,000	981,980
Vertical U.S. Newco, Inc. Senior Secured Term Loan B, 6 Month USD LIBOR + 3.50%, 8.60%, 7/30/2027 (a)	47,778,558	47,468,236
Virgin Media Bristol LLC:
2020 USD Term Loan Q, 8.44%, 1/31/2029 (a)	14,000,000	13,959,960
Senior Secured USD Term Loan N, 1 Month USD LIBOR + 2.50%, 7.69%, 1/31/2028 (a)	27,951,876	27,754,535
		218,513,398
MISCELLANEOUS MANUFACTUR — 0.0% (c)
LTI Holdings, Inc. Senior Secured 2018 2nd Lien Term Loan, 1 Month USD LIBOR + 6.75%, 11.97%, 9/6/2026 (a)	1,026,869	880,114

See accompanying notes to financial statements.
38

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
MRI/MEDICAL DIAG IMAGING — 0.0% (c)
IQVIA, Inc. Senior Secured 2018 USD Term Loan B3, 3 Month USD LIBOR + 1.75%, 7.29%, 6/11/2025 (a)	$ 1,000,000	$ 1,000,940
OIL, GAS & CONSUMABLE FUELS — 1.1%
ITT Holdings LLC Senior Secured 2021 Term Loan, 1 Month USD LIBOR + 2.75%, 7.97%, 7/10/2028 (a)	5,746,743	5,710,826
Pacific Gas & Electric Co. 2020 Term Loan B1, 1 Month USD LIBOR + 3.00%, 8.22%, 6/23/2025 (a)	46,726,252	46,776,249
		52,487,075
PASSENGER AIRLINES — 4.9%
Air Canada Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.50%, 8.84%, 8/11/2028 (a)	16,086,688	16,108,244
American Airlines, Inc. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.75%, 10.00%, 4/20/2028 (a)	63,702,237	65,157,161
Kestrel Bidco, Inc. Senior Secured Term Loan B, 3 Month USD SOFR + 3.00%, 7.51%, 12/11/2026 (a)	15,290	14,871
Mileage Plus Holdings LLC Senior Secured 2020 Term Loan B, 3 Month USD LIBOR + 5.25%, 10.76%, 6/21/2027 (a)	45,250,070	47,088,353
SkyMiles IP Ltd. Senior Secured 2020 Skymiles Term Loan B, 3 Month USD LIBOR + 3.75%, 8.80%, 10/20/2027 (a)	38,268,575	39,799,318
United Airlines, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 9.29%, 4/21/2028 (a)	58,388,508	58,453,612
		226,621,559
Security Description	Principal Amount	Value
PHARMACEUTICALS — 2.3%
Amneal Pharmaceuticals LLC Senior Secured 2018 Term Loan B, 1 Month USD SOFR + 3.50%, 8.58%, 5/4/2025 (a)	$ 7,590,714	$ 7,362,993
Elanco Animal Health, Inc. Senior Secured Term Loan B, 1 Month USD SOFR + 1.75%, 7.01%, 8/1/2027 (a)	34,019,678	33,445,596
Grifols Worldwide Operations USA, Inc. Senior Secured USD 2019 Term Loan B, 3 Month USD SOFR + 2.00%, 7.41%, 11/15/2027 (a)	6,800,627	6,702,868
Jazz Financing Lux SARL Senior Secured USD Term Loan, 1 Month USD LIBOR + 3.50%, 8.86%, 5/5/2028 (a)	47,813,804	47,800,894
Organon & Co. Senior Secured USD Term Loan, 3 Month USD LIBOR + 3.00%, 8.25%, 6/2/2028 (a)	14,393,004	14,408,764
		109,721,115
PIPELINES — 2.2%
Buckeye Partners LP Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 2.25%, 7.45%, 11/1/2026 (a)	5,940,622	5,907,830
CQP Holdco LP Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 9.29%, 6/5/2028 (a)	44,805,528	44,779,989
Freeport LNG Investments LLLP Senior Secured Term Loan B, 3 Month USD LIBOR + 3.50%, 8.75%, 12/21/2028 (a)	21,795,529	21,394,055
Oryx Midstream Services Permian Basin LLC Senior Secured 2023 Incremental Term Loan, 1 Month USD SOFR + 3.25%, 8.54%, 10/5/2028 (a)	10,435,788	10,433,231

See accompanying notes to financial statements.
39

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
TransMontaigne Operating Co. LP Senior Secured Term Loan B, 1 Month USD LIBOR + 3.50%, 8.65%, 11/17/2028 (a)	$ 10,270,120	$ 10,133,527
Whitewater Whistler Holdings LLC Senior Secured 2023 Term Loan B, 3 Month USD SOFR + 3.25%, 8.49%, 2/15/2030 (a)	11,074,651	11,081,573
		103,730,205
PROFESSIONAL SERVICES — 0.6%
Dun & Bradstreet Corp. Senior Secured Term Loan, 1 Month USD SOFR + 3.25%, 8.43%, 2/6/2026 (a)	25,991,066	26,046,655
Proofpoint, Inc. Senior Secured 1st Lien Term Loan, 3 Month USD LIBOR + 3.25%, 8.44%, 8/31/2028 (a)	907,133	889,367
Trans Union LLC Senior Secured 2021 Term Loan B6, 1 Month USD SOFR + 2.25%, 7.47%, 12/1/2028 (a)	2,419,251	2,416,348
		29,352,370
RETAIL-BUILDING PRODUCTS — 1.2%
Kodiak Building Partners, Inc. Senior Secured Term Loan B, 1 Month USD LIBOR + 3.25%, 8.49%, 3/12/2028 (a)	6,248,730	6,108,134
LBM Acquisition LLC Senior Secured Term Loan B, 6 Month USD LIBOR + 3.75%, 8.95%, 12/17/2027 (a)	52,808,082	50,855,239
		56,963,373
RETAIL-RESTAURANTS — 1.7%
Hilton Domestic Operating Co., Inc. Senior Secured 2019 Term Loan B2, 1 Month USD SOFR + 1.75%, 6.94%, 6/22/2026 (a)	24,539,449	24,548,161
Security Description	Principal Amount	Value
IRB Holding Corp. Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 3.00%, 8.20%, 12/15/2027 (a)	$ 54,226,578	$ 53,921,553
		78,469,714
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.2%
Entegris, Inc. Senior Secured 2023 Term Loan B, 3 Month USD SOFR + 2.75%, 7.99%, 7/6/2029 (a)	11,306,859	11,315,435
MKS Instruments, Inc. Senior Secured 2022 USD Term Loan B, 1 Month USD SOFR + 2.75%, 7.94%, 8/17/2029 (a)	43,068,553	43,176,224
		54,491,659
SOFTWARE — 14.4%
Applied Systems, Inc. Senior Secured 2022 Extended 1st Lien Term Loan, 3 Month USD SOFR + 4.50%, 9.74%, 9/18/2026 (a)	2,073,872	2,079,223
Apttus Corp. Senior Secured 2021 Term Loan, 3 Month USD LIBOR + 4.25%, 9.52%, 5/8/2028 (a)	4,170,435	4,096,576
Athenahealth Group, Inc.:
Senior Secured 2022 Delayed Draw Term Loan, 2/15/2029 (b)	1,634,221	1,577,024
Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 3.50%, 8.59%, 2/15/2029 (a)	81,986,236	79,116,718
Banff Merger Sub, Inc.:
Senior Secured 2021 USD 2nd Lien Term Loan, 1 Month USD SOFR + 5.50%, 10.72%, 2/27/2026 (a)	15,197,744	14,855,795
Senior Secured 2021 USD Term Loan, 1 Month USD SOFR + 3.75%, 8.97%, 10/2/2025 (a)	32,089,404	31,871,837
Camelot U.S. Acquisition LLC Senior Secured Term Loan B, 1 Month USD SOFR + 3.00%, 8.22%, 10/30/2026 (a)	8,345,322	8,343,236

See accompanying notes to financial statements.
40

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
CDK Global, Inc. Senior Secured 2022 USD Term Loan B, 3 Month USD SOFR + 4.50%, 9.49%, 7/6/2029 (a)	$ 54,553,873	$ 54,464,950
Cloud Software Group, Inc. Senior Secured 2022 USD Term Loan, 3 Month USD SOFR + 4.50%, 9.74%, 3/30/2029 (a)	68,199,046	63,950,927
Cloudera, Inc. Senior Secured 2021 Second Lien Term Loan, 1 Month USD LIBOR + 6.00%, 11.08%, 10/8/2029 (a)	5,883,443	5,353,933
ConnectWise LLC Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.50%, 8.69%, 9/29/2028 (a)	4,003,101	3,908,047
DCert Buyer, Inc.:
2021 2nd Lien Term Loan, 3 Month USD SOFR + 7.00%, 12.26%, 2/19/2029 (a)	7,467,875	6,882,917
Senior Secured 2019 Term Loan B, 3 Month USD SOFR + 4.00%, 9.26%, 10/16/2026 (a)	10,900,719	10,824,087
ECI Macola Max Holding LLC Senior Secured 2020 Term Loan, 3 Month USD LIBOR + 3.75%, 9.27%, 11/9/2027 (a)	407,113	403,426
Epicor Software Corp. Senior Secured 2020 Term Loan, 1 Month USD SOFR + 3.25%, 8.33%, 7/30/2027 (a)	7,764,963	7,679,082
Fortra LLC Senior Secured 2021 Term Loan, 3 Month USD SOFR + 4.00%, 9.15%, 11/19/2026 (a)	7,280,993	6,662,108
Idera, Inc. Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.75%, 9.01%, 3/2/2028 (a)	514,269	501,947
I-Logic Technologies Bidco Ltd. Senior Secured 2021 USD Term Loan B, 3 Month USD SOFR + 4.00%, 9.24%, 2/16/2028 (a)	763,435	755,732
Security Description	Principal Amount	Value
Informatica LLC Senior Secured 2021 USD Term Loan B, 1 Month USD LIBOR + 2.75%, 8.00%, 10/27/2028 (a)	$ 8,171,793	$ 8,174,326
McAfee LLC Senior Secured 2022 USD Term Loan B, 1 Month USD SOFR + 3.75%, 9.01%, 3/1/2029 (a)	68,782,078	65,982,991
MeridianLink, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.00%, 8.73%, 11/10/2028 (a)	7,047,015	6,967,736
Mitchell International, Inc. Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.75%, 8.94%, 10/15/2028 (a)	30,257,894	29,643,356
Navicure, Inc. Senior Secured 2019 Term Loan B, 1 Month USD SOFR + 4.00%, 9.22%, 10/22/2026 (a)	10,747,487	10,734,053
NortonLifeLock, Inc. Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 2.00%, 7.20%, 9/12/2029 (a)	43,962,357	43,797,718
Open Text Corp. Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 3.50%, 8.58%, 1/31/2030 (a)	19,669,142	19,779,781
Project Ruby Ultimate Parent Corp. Senior Secured 2021 Term Loan, 1 Month USD SOFR + 3.25%, 8.47%, 3/10/2028 (a)	3,719,194	3,641,817
Quartz Acquireco LLC Term Loan B, 6/28/2030 (a)	6,766,304	6,774,762
Quest Software U.S. Holdings, Inc. Senior Secured 2022 Term Loan, 3 Month USD SOFR + 4.25%, 9.45%, 2/1/2029 (a)	33,545,991	26,207,806
RealPage, Inc. Senior Secured 1st Lien Term Loan, 1 Month USD LIBOR + 3.00%, 8.19%, 4/24/2028 (a)	51,691,031	50,637,826
Rocket Software, Inc.:
2018 Term Loan, 1 Month USD LIBOR + 4.25%, 9.47%, 11/28/2025 (a)	662,551	656,943

See accompanying notes to financial statements.
41

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Senior Secured 2021 USD Incremental Term Loan B, 1 Month USD LIBOR + 4.25%, 9.44%, 11/28/2025 (a)	$ 660,647	$ 655,692
SolarWinds Holdings, Inc. Senior Secured 2022 Term Loan B, 1 Month USD SOFR + 4.00%, 8.85%, 2/5/2027 (a)	8,554,043	8,566,361
Sophia LP Senior Secured 2021 Term Loan B, 3 Month USD LIBOR + 3.50%, 9.04%, 10/7/2027 (a)	493,712	489,187
SS&C Technologies, Inc.:
Senior Secured 2022 Term Loan B6, 1 Month USD SOFR + 2.25%, 7.45%, 3/22/2029 (a)	1,018,590	1,016,894
Senior Secured 2022 Term Loan B7, 1 Month USD SOFR + 2.25%, 7.45%, 3/22/2029 (a)	1,602,687	1,600,018
Surf Holdings LLC Senior Secured USD Term Loan, 3 Month USD LIBOR + 3.50%, 8.70%, 3/5/2027 (a)	6,467,305	6,425,850
Ultimate Software Group, Inc. Senior Secured 2021 Term Loan, 3 Month USD SOFR + 3.25%, 8.27%, 5/4/2026 (a)	61,864,984	60,808,021
Vision Solutions, Inc.:
Senior Secured 2021 2nd Lien Term Loan, 3 Month USD LIBOR + 7.25%, 12.51%, 4/23/2029 (a)	1,233,333	1,070,071
Senior Secured 2021 Incremental Term Loan, 3 Month USD LIBOR + 4.25%, 9.51%, 4/24/2028 (a)	16,200,691	15,432,859
		672,391,633
SPECIALTY RETAIL — 1.8%
Petco Health & Wellness Co., Inc. Senior Secured 2021 Term Loan B, 3 Month USD SOFR + 3.25%, 8.75%, 3/3/2028 (a)	3,985,646	3,962,987
PetSmart, Inc. Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 3.75%, 8.83%, 2/11/2028 (a)	26,652,317	26,646,853
Security Description	Principal Amount	Value
Pilot Travel Centers LLC Senior Secured 2021 Term Loan B, 1 Month USD SOFR + 2.00%, 7.20%, 8/4/2028 (a)	$ 39,258,092	$ 39,251,026
SRS Distribution, Inc. Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.50%, 8.69%, 6/2/2028 (a)	6,363,325	6,196,765
Whatabrands LLC Senior Secured 2021 Term Loan B, 1 Month USD LIBOR + 3.25%, 8.47%, 8/3/2028 (a)	6,687,266	6,656,438
		82,714,069
STEEL-PRODUCERS — 0.1%
Phoenix Services International LLC Term Load, 11.00%, 3/1/2025	2,377,813	2,377,813
TELECOM SERVICES — 0.0% (c)
SBA Senior Finance II LLC Senior Secured 2018 Term Loan B, 1 Month USD LIBOR + 1.75%, 6.95%, 4/11/2025 (a)	997,376	998,283
TELECOMMUNICATION EQUIP — 0.1%
Delta TopCo, Inc. Senior Secured 2020 Term Loan B, 6 Month USD SOFR + 3.75%, 9.07%, 12/1/2027 (a)	5,072,977	4,920,788
TRANSPORT-SERVICES — 0.3%
Endure Digital, Inc. Senior Secured Term Loan, 3 Month USD LIBOR + 3.50%, 8.79%, 2/10/2028 (a)	15,181,858	14,176,060
TOTAL SENIOR FLOATING RATE LOANS (Cost $4,282,982,015)		4,248,221,688
Shares
COMMON STOCKS — 0.1%
AEROSPACE & DEFENSE — 0.0%
Flame NewCo. LLC	230,071	2,376,633

See accompanying notes to financial statements.
42

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
Carestream Health, Inc. (e),(f)	396,286	$ 2,476,788
TOTAL COMMON STOCKS (Cost $9,882,290)		4,853,421
	Principal Amount
CORPORATE BONDS & NOTES — 3.8%
AEROSPACE & DEFENSE — 0.2%
Bombardier, Inc.:
6.00%, 2/15/2028 (g)	$ 3,280,000	3,100,256
7.50%, 2/1/2029 (g)	343,000	339,035
Howmet Aerospace, Inc. 3.00%, 1/15/2029	800,000	700,792
TransDigm, Inc.:
4.63%, 1/15/2029	1,545,000	1,373,984
4.88%, 5/1/2029	2,400,000	2,150,016
		7,664,083
AIRLINES — 0.0% (c)
Allegiant Travel Co. 7.25%, 8/15/2027 (g)	800,000	797,128
APPAREL — 0.0% (c)
Crocs, Inc. 4.25%, 3/15/2029 (g)	610,000	520,306
AUTO MANUFACTURERS — 0.2%
Allison Transmission, Inc.:
3.75%, 1/30/2031 (g)	800,000	678,816
5.88%, 6/1/2029 (g)	3,000,000	2,927,730
Ford Motor Co. 4.75%, 1/15/2043	100,000	76,773
Ford Motor Credit Co. LLC:
2.30%, 2/10/2025	3,260,000	3,044,775
2.70%, 8/10/2026	526,000	469,623
Wabash National Corp. 4.50%, 10/15/2028 (g)	900,000	780,543
		7,978,260
BANKS — 0.0% (c)
Intesa Sanpaolo SpA 5.71%, 1/15/2026 (g)	1,839,000	1,749,146
BEVERAGES — 0.0% (c)
Primo Water Holdings, Inc. 4.38%, 4/30/2029 (g)	300,000	256,887
CHEMICALS — 0.1%
Ashland, Inc. 3.38%, 9/1/2031 (g)	600,000	479,406
Chemours Co. 5.75%, 11/15/2028 (g)	2,050,000	1,883,725
Security Description	Principal Amount	Value
Valvoline, Inc. 3.63%, 6/15/2031 (g)	$ 1,500,000	$ 1,219,725
		3,582,856
COAL — 0.0% (c)
SunCoke Energy, Inc. 4.88%, 6/30/2029 (g)	1,110,000	936,418
COMMERCIAL SERVICES — 0.1%
Adtalem Global Education, Inc. 5.50%, 3/1/2028 (g)	425,000	386,104
Gartner, Inc. 3.63%, 6/15/2029 (g)	2,340,000	2,063,529
MPH Acquisition Holdings LLC 5.50%, 9/1/2028 (g)	1,500,000	1,278,435
Service Corp. International 4.00%, 5/15/2031	410,000	350,788
TriNet Group, Inc. 3.50%, 3/1/2029 (g)	1,120,000	975,912
WW International, Inc. 4.50%, 4/15/2029 (g)	150,000	89,992
ZipRecruiter, Inc. 5.00%, 1/15/2030 (g)	772,000	660,137
		5,804,897
COMPUTERS — 0.0% (c)
KBR, Inc. 4.75%, 9/30/2028 (g)	560,000	513,173
Science Applications International Corp. 4.88%, 4/1/2028 (g)	310,000	290,758
Seagate HDD Cayman 4.13%, 1/15/2031	550,000	451,325
Unisys Corp. 6.88%, 11/1/2027 (g)	500,000	359,860
		1,615,116
CONSTRUCTION MATERIALS — 0.1%
Builders FirstSource, Inc.:
4.25%, 2/1/2032 (g)	1,100,000	957,429
6.38%, 6/15/2032 (g)	435,000	432,073
JELD-WEN, Inc. 4.88%, 12/15/2027 (g)	2,205,000	1,952,814
Louisiana-Pacific Corp. 3.63%, 3/15/2029 (g)	700,000	612,661
		3,954,977
DIVERSIFIED FINANCIAL SERVICES — 0.3%
Burford Capital Global Finance LLC:
6.25%, 4/15/2028 (g)	260,000	240,708
6.88%, 4/15/2030 (g)	500,000	457,400
Enova International, Inc. 8.50%, 9/15/2025 (g)	530,000	515,817

See accompanying notes to financial statements.
43

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
goeasy Ltd. 4.38%, 5/1/2026 (g)	$ 200,000	$ 182,412
Nationstar Mortgage Holdings, Inc.:
5.50%, 8/15/2028 (g)	1,970,000	1,726,902
5.75%, 11/15/2031 (g)	700,000	574,861
6.00%, 1/15/2027 (g)	355,000	330,299
Navient Corp.:
4.88%, 3/15/2028	3,250,000	2,784,535
9.38%, 7/25/2030	217,000	215,822
Series A, 5.63%, 8/1/2033	760,000	571,307
OneMain Finance Corp.:
3.50%, 1/15/2027	1,564,000	1,344,915
6.63%, 1/15/2028	300,000	282,945
7.13%, 3/15/2026	1,697,000	1,670,510
PennyMac Financial Services, Inc.:
5.38%, 10/15/2025 (g)	1,380,000	1,308,364
5.75%, 9/15/2031 (g)	1,800,000	1,466,190
PHH Mortgage Corp. 7.88%, 3/15/2026 (g)	500,000	446,765
SLM Corp.:
3.13%, 11/2/2026	600,000	519,024
4.20%, 10/29/2025	1,100,000	1,024,650
Synchrony Financial 7.25%, 2/2/2033	370,000	332,190
		15,995,616
ELECTRIC — 0.0% (c)
PG&E Corp.:
5.00%, 7/1/2028	991,000	909,698
5.25%, 7/1/2030	300,000	269,019
		1,178,717
ELECTRICAL COMPONENTS & EQUIPMENT — 0.0% (c)
Energizer Holdings, Inc.:
4.75%, 6/15/2028 (g)	300,000	267,711
6.50%, 12/31/2027 (g)	1,530,000	1,473,421
		1,741,132
ENGINEERING & CONSTRUCTION — 0.0% (c)
Brundage-Bone Concrete Pumping Holdings, Inc. 6.00%, 2/1/2026 (g)	840,000	799,848
TopBuild Corp. 4.13%, 2/15/2032 (g)	200,000	171,450
		971,298
ENTERTAINMENT — 0.1%
CDI Escrow Issuer, Inc. 5.75%, 4/1/2030 (g)	500,000	466,040
Churchill Downs, Inc. 4.75%, 1/15/2028 (g)	2,010,000	1,867,712
Security Description	Principal Amount	Value
Cinemark USA, Inc. 5.25%, 7/15/2028 (g)	$ 2,250,000	$ 1,999,417
Lions Gate Capital Holdings LLC 5.50%, 4/15/2029 (g)	150,000	108,626
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. REGS, 5.13%, 10/1/2029 (g)	1,665,000	1,492,856
		5,934,651
ENVIRONMENTAL CONTROL — 0.0% (c)
GFL Environmental, Inc. 4.00%, 8/1/2028 (g)	265,000	237,602
FOOD — 0.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 6.50%, 2/15/2028 (g)	132,000	132,208
Lamb Weston Holdings, Inc. 4.13%, 1/31/2030 (g)	1,602,000	1,431,948
Post Holdings, Inc. 4.63%, 4/15/2030 (g)	2,100,000	1,841,553
		3,405,709
GAS — 0.0% (c)
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.75%, 5/20/2027	640,000	588,659
5.88%, 8/20/2026	1,354,000	1,277,784
		1,866,443
HEALTH CARE SERVICES — 0.1%
CHS/Community Health Systems, Inc. 5.63%, 3/15/2027 (g)	1,000,000	884,480
DaVita, Inc.:
3.75%, 2/15/2031 (g)	1,000,000	801,940
4.63%, 6/1/2030 (g)	1,310,000	1,124,884
Tenet Healthcare Corp. 6.88%, 11/15/2031	523,000	522,011
		3,333,315
HOME BUILDERS — 0.3%
Beazer Homes USA, Inc.:
5.88%, 10/15/2027	710,000	669,800
7.25%, 10/15/2029	1,450,000	1,412,996
Century Communities, Inc. 3.88%, 8/15/2029 (g)	1,315,000	1,140,605
Forestar Group, Inc. 3.85%, 5/15/2026 (g)	1,650,000	1,516,861
Installed Building Products, Inc. 5.75%, 2/1/2028 (g)	550,000	519,002

See accompanying notes to financial statements.
44

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
KB Home:
4.00%, 6/15/2031	$ 200,000	$ 172,826
7.25%, 7/15/2030	210,000	213,872
LGI Homes, Inc. 4.00%, 7/15/2029 (g)	670,000	559,993
M/I Homes, Inc.:
3.95%, 2/15/2030	300,000	258,261
4.95%, 2/1/2028	1,230,000	1,146,581
Meritage Homes Corp. 3.88%, 4/15/2029 (g)	1,320,000	1,173,322
Taylor Morrison Communities, Inc.:
5.13%, 8/1/2030 (g)	1,700,000	1,579,453
5.75%, 1/15/2028 (g)	600,000	583,590
Tri Pointe Homes, Inc. 5.70%, 6/15/2028	1,940,000	1,874,932
		12,822,094
HOME FURNISHINGS — 0.1%
Tempur Sealy International, Inc.:
3.88%, 10/15/2031 (g)	2,760,000	2,254,147
4.00%, 4/15/2029 (g)	870,000	753,394
		3,007,541
INSURANCE — 0.0% (c)
MGIC Investment Corp. 5.25%, 8/15/2028	735,000	692,245
NMI Holdings, Inc. 7.38%, 6/1/2025 (g)	890,000	903,332
		1,595,577
INTERNET — 0.1%
ANGI Group LLC 3.88%, 8/15/2028 (g)	1,001,000	818,638
Cogent Communications Group, Inc.:
3.50%, 5/1/2026 (g)	322,000	299,045
7.00%, 6/15/2027 (g)	1,020,000	986,962
Rakuten Group, Inc. 10.25%, 11/30/2024 (g)	1,295,000	1,288,292
		3,392,937
IRON/STEEL — 0.1%
ATI, Inc. 5.13%, 10/1/2031	2,670,000	2,383,776
Mineral Resources Ltd. 8.00%, 11/1/2027 (g)	1,050,000	1,056,615
		3,440,391
IT SERVICES — 0.0% (c)
Seagate HDD Cayman 8.25%, 12/15/2029 (g)	775,000	809,774
LEISURE TIME — 0.2%
Carnival Corp.:
5.75%, 3/1/2027 (g)	2,010,000	1,849,039
7.63%, 3/1/2026 (g)	1,730,000	1,694,120
Security Description	Principal Amount	Value
Royal Caribbean Cruises Ltd.:
5.38%, 7/15/2027 (g)	$ 405,000	$ 379,720
5.50%, 4/1/2028 (g)	1,810,000	1,689,182
7.50%, 10/15/2027	1,510,000	1,516,538
Vista Outdoor, Inc. 4.50%, 3/15/2029 (g)	980,000	804,002
		7,932,601
LODGING — 0.1%
Hilton Domestic Operating Co., Inc.:
3.75%, 5/1/2029 (g)	590,000	523,253
4.00%, 5/1/2031 (g)	500,000	434,190
Las Vegas Sands Corp.:
3.50%, 8/18/2026	1,000,000	931,160
3.90%, 8/8/2029	1,069,000	954,852
Marriott Ownership Resorts, Inc. 4.50%, 6/15/2029 (g)	510,000	439,911
		3,283,366
MACHINERY-DIVERSIFIED — 0.0% (c)
ATS Corp. 4.13%, 12/15/2028 (g)	508,000	456,565
MEDIA — 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.13%, 5/1/2027 (g)	1,750,000	1,627,447
News Corp. 5.13%, 2/15/2032 (g)	75,000	68,671
Nexstar Media, Inc. 4.75%, 11/1/2028 (g)	410,000	355,741
Townsquare Media, Inc. 6.88%, 2/1/2026 (g)	1,248,000	1,197,518
Urban One, Inc. 7.38%, 2/1/2028 (g)	400,000	350,152
		3,599,529
MINING — 0.1%
FMG Resources August 2006 Pty. Ltd.:
4.38%, 4/1/2031 (g)	2,195,000	1,873,388
5.88%, 4/15/2030 (g)	500,000	476,510
6.13%, 4/15/2032 (g)	140,000	133,073
New Gold, Inc. 7.50%, 7/15/2027 (g)	550,000	514,448
Taseko Mines Ltd. 7.00%, 2/15/2026 (g)	230,000	209,942
		3,207,361
OFFICE & BUSINESS EQUIPMENT — 0.1%
Pitney Bowes, Inc. 7.25%, 3/15/2029 (g)	550,000	363,462

See accompanying notes to financial statements.
45

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
Xerox Holdings Corp. 5.50%, 8/15/2028 (g)	$ 3,010,000	$ 2,560,366
		2,923,828
OIL & GAS — 0.2%
CNX Resources Corp. 6.00%, 1/15/2029 (g)	1,547,000	1,436,188
CVR Energy, Inc. 5.75%, 2/15/2028 (g)	311,000	276,087
MEG Energy Corp. 5.88%, 2/1/2029 (g)	500,000	469,945
Northern Oil & Gas, Inc.:
8.13%, 3/1/2028 (g)	590,000	578,253
8.75%, 6/15/2031 (g)	361,000	354,553
Parkland Corp.:
4.50%, 10/1/2029 (g)	2,029,000	1,762,816
4.63%, 5/1/2030 (g)	895,000	776,386
Sunoco LP/Sunoco Finance Corp. 4.50%, 5/15/2029	2,980,000	2,645,048
Transocean, Inc. 8.75%, 2/15/2030 (g)	2,590,000	2,629,782
		10,929,058
OIL & GAS SERVICES — 0.1%
Archrock Partners LP/Archrock Partners Finance Corp.:
6.25%, 4/1/2028 (g)	300,000	281,838
6.88%, 4/1/2027 (g)	250,000	240,852
Enerflex Ltd. 9.00%, 10/15/2027 (g)	813,000	792,244
Oceaneering International, Inc. 6.00%, 2/1/2028	1,580,000	1,500,542
		2,815,476
PACKAGING & CONTAINERS — 0.0% (c)
Cascades, Inc./Cascades USA, Inc. 5.38%, 1/15/2028 (g)	700,000	659,428
OI European Group BV 4.75%, 2/15/2030 (g)	1,900,000	1,720,108
		2,379,536
PIPELINES — 0.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.38%, 6/15/2029 (g)	1,100,000	1,021,482
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.00%, 2/1/2029 (g)	1,100,000	1,026,872
Security Description	Principal Amount	Value
Delek Logistics Partners LP/Delek Logistics Finance Corp. 7.13%, 6/1/2028 (g)	$ 1,510,000	$ 1,405,780
EQM Midstream Partners LP 6.50%, 7/15/2048	900,000	814,626
Global Partners LP/GLP Finance Corp. 6.88%, 1/15/2029	950,000	883,509
Hess Midstream Operations LP:
4.25%, 2/15/2030 (g)	1,570,000	1,370,233
5.13%, 6/15/2028 (g)	1,300,000	1,223,040
5.50%, 10/15/2030 (g)	150,000	139,836
NuStar Logistics LP 6.38%, 10/1/2030	1,360,000	1,305,233
		9,190,611
REAL ESTATE — 0.1%
Howard Hughes Corp.:
4.13%, 2/1/2029 (g)	2,600,000	2,156,180
4.38%, 2/1/2031 (g)	74,000	59,176
5.38%, 8/1/2028 (g)	1,000,000	894,450
Kennedy-Wilson, Inc.:
4.75%, 3/1/2029	750,000	592,725
4.75%, 2/1/2030	100,000	75,743
5.00%, 3/1/2031	250,000	186,925
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.75%, 1/15/2029 (g)	470,000	352,839
		4,318,038
REAL ESTATE INVESTMENT TRUSTS — 0.2%
Apollo Commercial Real Estate Finance, Inc. 4.63%, 6/15/2029 (g)	300,000	233,706
Iron Mountain Information Management Services, Inc. 5.00%, 7/15/2032 (g)	1,820,000	1,575,028
Iron Mountain, Inc.:
4.88%, 9/15/2029 (g)	500,000	447,635
7.00%, 2/15/2029 (g)	555,000	556,149
Rithm Capital Corp. 6.25%, 10/15/2025 (g)	1,275,000	1,195,657
Service Properties Trust:
4.75%, 10/1/2026	100,000	86,807
4.95%, 2/15/2027	2,180,000	1,864,336
4.95%, 10/1/2029	1,070,000	830,234
Starwood Property Trust, Inc.:
3.63%, 7/15/2026 (g)	90,000	77,800
4.38%, 1/15/2027 (g)	3,890,000	3,350,457
		10,217,809

See accompanying notes to financial statements.
46

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Security Description	Principal Amount	Value
RETAIL — 0.3%
1011778 BC ULC/New Red Finance, Inc.:
4.00%, 10/15/2030 (g)	$ 2,060,000	$ 1,772,795
4.38%, 1/15/2028 (g)	420,000	388,084
Abercrombie & Fitch Management Co. 8.75%, 7/15/2025 (g)	670,000	682,355
Asbury Automotive Group, Inc.:
4.63%, 11/15/2029 (g)	500,000	445,040
4.75%, 3/1/2030	1,700,000	1,509,821
5.00%, 2/15/2032 (g)	650,000	567,912
Bath & Body Works, Inc. 6.75%, 7/1/2036	600,000	540,702
Bloomin' Brands, Inc./OSI Restaurant Partners LLC 5.13%, 4/15/2029 (g)	670,000	599,811
FirstCash, Inc. 5.63%, 1/1/2030 (g)	2,310,000	2,086,923
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (g)	480,000	422,035
Murphy Oil USA, Inc.:
3.75%, 2/15/2031 (g)	308,000	258,809
4.75%, 9/15/2029	540,000	496,346
Nordstrom, Inc. 5.00%, 1/15/2044	299,000	207,826
Patrick Industries, Inc. 4.75%, 5/1/2029 (g)	1,560,000	1,339,479
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.00%, 6/1/2031 (g)	790,000	664,722
Superior Plus LP/Superior General Partner, Inc. 4.50%, 3/15/2029 (g)	1,330,000	1,167,567
Yum! Brands, Inc. 4.75%, 1/15/2030 (g)	80,000	75,104
		13,225,331
SOFTWARE — 0.1%
Fair Isaac Corp.:
4.00%, 6/15/2028 (g)	850,000	780,257
5.25%, 5/15/2026 (g)	1,030,000	1,007,711
MicroStrategy, Inc. 6.13%, 6/15/2028 (g)	1,100,000	985,666
Open Text Corp. 3.88%, 12/1/2029 (g)	2,400,000	2,006,592
		4,780,226
Security Description	Principal Amount	Value
TELECOMMUNICATIONS — 0.1%
Frontier Communications Holdings LLC 5.00%, 5/1/2028 (g)	$ 580,000	$ 500,401
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	2,150,000	2,017,130
Viasat, Inc. 6.50%, 7/15/2028 (g)	1,495,000	1,265,144
		3,782,675
TRANSPORTATION — 0.0% (c)
Danaos Corp. 8.50%, 3/1/2028 (g)	610,000	611,305
TOTAL CORPORATE BONDS & NOTES (Cost $175,401,193)		178,246,186
	Shares
REPURCHASE AGREEMENTS — 2.1%
Barclays Capital, Inc., dated 06/29/2023 (collateralized by U.S. Treasury Notes 2.875% due 11/15/2046, valued at $121,951,000); expected proceeds $104,996,444, 5.11%, 06/15/2024 (Cost $100,000,000)	100,000,000	100,000,000
SHORT-TERM INVESTMENT — 6.5%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 5.07% (h),(i) (Cost $302,552,338)	302,552,338	302,552,338
TOTAL INVESTMENTS — 103.5% (Cost $4,870,817,836)		4,833,873,633
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.5)%		(162,017,971)
NET ASSETS — 100.0%		$ 4,671,855,662

See accompanying notes to financial statements.
47

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

At June 30, 2023, the Fund had unfunded loan commitments of $10,224,101, which could be extended at the option of the borrowers, pursuant to the following loan agreements:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation/(Depreciation) ($)
VT Topco, Inc.	3,762	3,719	(43)
Athenahealth Group, Inc.	8,464,412	8,168,157	(296,255)
ABG Intermediate Holdings 2 LLC	1,755,927	1,754,391	(1,536)
	$10,224,101	$9,926,267	$(297,834)
(a)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(b)	Position is unsettled. Contract rate was not determined at June 30, 2023 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(c)	Amount is less than 0.05% of net assets.
(d)	Security is currently in default and/or issuer is in bankruptcy.
(e)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of June 30, 2023, total aggregate fair value of this security is $2,476,788, representing less than 0.05% of the Fund's net assets.
(f)	Non-income producing security.
(g)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 2.8% of net assets as of June 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(h)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2023 are shown in the Affiliate Table below.
(i)	The rate shown is the annualized seven-day yield at June 30, 2023.
SOFR	Secured Overnight Financing Rate
LIBOR	London Interbank Offered Rate
GO	Government Obligation
CDI	CREST Depository Interest
CVR	Contingent Value Rights

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes	$ —	$ 178,246,186	$ —	$ 178,246,186
Common Stocks	2,376,633	—	2,476,788	4,853,421
Repurchase Agreements	—	100,000,000	—	100,000,000
Senior Floating Rate Loans	—	4,248,221,688	—	4,248,221,688
Short-Term Investment	302,552,338	—	—	302,552,338
TOTAL INVESTMENTS	$304,928,971	$4,526,467,874	$2,476,788	$4,833,873,633
OTHER FINANCIAL INSTRUMENTS:
Unfunded Loans - Unrealized Depreciation	$ —	$ (297,834)	$ —	$ (297,834)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ —	$ (297,834)	$ —	$ (297,834)
See accompanying notes to financial statements.
48

SPDR BLACKSTONE SENIOR LOAN ETF
SCHEDULE OF INVESTMENTS  (continued)
June 30, 2023

Affiliate Table
	Number of Shares Held at 6/30/22	Value at 6/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/23	Value at 6/30/23	Dividend Income
SPDR Bloomberg High Yield Bond ETF	—	$ —	$ 25,027,937	$ 24,446,819	$(581,118)	$—	—	$ —	$ 129,475
State Street Institutional U.S. Government Money Market Fund, Class G Shares	910,350,809	910,350,809	4,700,474,930	5,308,273,401	—	—	302,552,338	302,552,338	12,307,149
Total		$910,350,809	$4,725,502,867	$5,332,720,220	$(581,118)	$—		$302,552,338	$12,436,624
See accompanying notes to financial statements.
49

SSGA ACTIVE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2023

	SPDR Blackstone High Income ETF	SPDR Blackstone Senior Loan ETF
ASSETS
Investments in unaffiliated issuers, at value	$122,273,533	$ 4,431,321,295
Investments in affiliated issuers, at value	6,605,513	302,552,338
Repurchase agreements, at value and amortized cost	—	100,000,000
Total Investments	128,879,046	4,833,873,633
Cash	344,284	16,909,728
Receivable for investments sold	2,906,050	209,212,906
Receivable for fund shares sold	—	158,866,011
Dividends receivable — affiliated issuers	29,691	1,203,821
Interest receivable — unaffiliated issuers	1,553,801	38,913,482
Receivable for foreign taxes recoverable	3,827	12,589
Other receivable	3,786	—
TOTAL ASSETS	133,720,485	5,258,992,170
LIABILITIES
Payable for investments purchased	7,757,215	584,110,714
Unrealized depreciation on unfunded loan commitments	2,470	297,834
Advisory fee payable	72,842	2,725,056
Trustees’ fees and expenses payable	49	2,904
TOTAL LIABILITIES	7,832,576	587,136,508
NET ASSETS	$125,887,909	$ 4,671,855,662
NET ASSETS CONSIST OF:
Paid-in Capital	$135,859,210	$ 5,781,018,758
Total distributable earnings (loss)	(9,971,301)	(1,109,163,096)
NET ASSETS	$125,887,909	$ 4,671,855,662
NET ASSET VALUE PER SHARE
Net asset value per share	$ 27.67	$ 41.84
Shares outstanding (unlimited amount authorized, $0.01 par value)	4,550,000	111,650,000
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$122,231,664	$ 4,468,265,498
Investments in affiliated issuers	6,605,513	302,552,338
Repurchase agreements	—	100,000,000
Total cost of investments	$128,837,177	$ 4,870,817,836
See accompanying notes to financial statements.
50

SSGA ACTIVE TRUST
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2023

	SPDR Blackstone High Income ETF	SPDR Blackstone Senior Loan ETF
INVESTMENT INCOME
Interest income — unaffiliated issuers	$ 9,169,963	$ 480,799,161
Dividend income — affiliated issuers	229,391	12,436,624
TOTAL INVESTMENT INCOME (LOSS)	9,399,354	493,235,785
EXPENSES
Advisory fee	823,714	43,690,236
Trustees’ fees and expenses	1,409	81,386
Miscellaneous expenses	6,024	268,575
TOTAL EXPENSES	831,147	44,040,197
NET INVESTMENT INCOME (LOSS)	$ 8,568,207	$ 449,195,588
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(8,148,238)	(617,557,774)
Investments — affiliated issuers	(3,290)	(581,118)
In-kind redemptions — unaffiliated issuers	41,335	—
Net realized gain (loss)	(8,110,193)	(618,138,892)
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	9,380,791	563,240,825
Unfunded loan commitments	50	1,040,163
Net change in unrealized appreciation/depreciation	9,380,841	564,280,988
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,270,648	(53,857,904)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 9,838,855	$ 395,337,684
See accompanying notes to financial statements.
51

SSGA ACTIVE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	SPDR Blackstone High Income ETF		SPDR Blackstone Senior Loan ETF
	Year Ended 6/30/23	For the Period 2/17/22*- 6/30/22	Year Ended 6/30/23	Year Ended 6/30/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 8,568,207	$ 2,126,689	$ 449,195,588	$ 375,689,558
Net realized gain (loss)	(8,110,193)	(2,925,500)	(618,138,892)	(250,379,712)
Net change in unrealized appreciation/depreciation	9,380,841	(9,341,442)	564,280,988	(698,437,560)
Net increase (decrease) in net assets resulting from operations	9,838,855	(10,140,253)	395,337,684	(573,127,714)
Net equalization credits and charges	40,471	294	(1,905,227)	1,321,939
Distributions to shareholders	(8,087,000)	(1,548,000)	(419,871,500)	(384,792,728)
Return of capital	—	—	—	(2,807,272)
Total Distributions to shareholders	(8,087,000)	(1,548,000)	(419,871,500)	(387,600,000)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	16,447,735	128,999,422	1,862,640,864	6,597,224,116
Cost of shares redeemed	(9,655,756)	—	(5,642,644,491)	(3,482,041,836)
Net income equalization	(40,471)	(294)	1,905,227	(1,321,939)
Other Capital	32,498	408	16,111,574	11,592,704
Net increase (decrease) in net assets from beneficial interest transactions	6,784,006	128,999,536	(3,761,986,826)	3,125,453,045
Contribution from Affiliate (Note 4)	—	—	38,051	—
Net increase (decrease) in net assets during the period	8,576,332	117,311,577	(3,788,387,818)	2,166,047,270
Net assets at beginning of period	117,311,577	—	8,460,243,480	6,294,196,210
NET ASSETS AT END OF PERIOD	$125,887,909	$ 117,311,577	$ 4,671,855,662	$ 8,460,243,480
SHARES OF BENEFICIAL INTEREST:
Shares sold	600,000	4,300,000	44,500,000	145,850,000
Shares redeemed	(350,000)	—	(135,100,000)	(79,550,000)
Net increase (decrease) from share transactions	250,000	4,300,000	(90,600,000)	66,300,000

*	Commencement of operations.
See accompanying notes to financial statements.
52

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Blackstone High Income ETF
	Year Ended 6/30/23	For the Period 02/17/22*- 6/30/22
Net asset value, beginning of period	$ 27.28	$ 30.00
Income (loss) from investment operations:
Net investment income (loss) (a)	2.00	0.50
Net realized and unrealized gain (loss) (b)	0.26	(2.86)
Total from investment operations	2.26	(2.36)
Net equalization credits and charges (a)	0.01	0.00(c)
Other capital (a)	0.01	0.00(c)
Distributions to shareholders from:
Net investment income	(1.89)	(0.36)
Net asset value, end of period	$ 27.67	$ 27.28
Total return (d)	8.48%	(7.93)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$125,888	$117,312
Ratios to average net assets:
Total expenses	0.70%	0.70%(e)
Net investment income (loss)	7.26%	4.63%(e)
Portfolio turnover rate	133%	55%(f)
*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Not annualized.
See accompanying notes to financial statements.
53

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR Blackstone Senior Loan ETF
	Year Ended 6/30/23	Year Ended 6/30/22	Year Ended 6/30/21	Year Ended 6/30/20(a)	Year Ended 6/30/19(a)
Net asset value, beginning of period	$ 41.83	$ 46.30	$ 43.36	$ 46.25	$ 47.04
Income (loss) from investment operations:
Net investment income (loss) (b)	3.01	1.95	1.98	2.34	2.48
Net realized and unrealized gain (loss) (c)	(0.27)	(4.44)	3.02	(3.06)	(0.86)
Total from investment operations	2.74	(2.49)	5.00	(0.72)	1.62
Net equalization credits and charges (b)	(0.01)	0.01	0.06	(0.04)	(0.03)
Contribution from Affiliate (Note 4)	0.00(d)	—	0.00(d)	0.01	—
Other capital (b)	0.11	0.06	0.02	0.21	0.09
Distributions to shareholders from:
Net investment income	(2.83)	(2.04)	(2.14)	(2.35)	(2.47)
Return of Capital	—	(0.01)	—	—	—
Total distributions	(2.83)	(2.05)	—	—	—
Net asset value, end of period	$ 41.84	$ 41.83	$ 46.30	$ 43.36	$ 46.25
Total return (e)	6.95%(f)	(5.46)%	11.97%(f)	(1.23)%(f)	3.68%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$4,671,856	$8,460,243	$6,294,196	$1,433,094	$2,222,400
Ratios to average net assets:
Total expenses	0.71%	0.70%	0.70%	0.70%	0.70%
Net investment income (loss)	7.19%	4.33%	4.31%	5.17%	5.33%
Portfolio turnover rate	125%	140%	176%	195%(g)	124%(g)
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	If an affiliate had not made a contribution during the years ended ended June 30, 2023, June 30, 2021 and June 30, 2020, the total return would have remained 6.95%, 11.97% and (1.23)%, respectively.
(g)	Portfolio turnover rate is from the the affiliated Portfolio prior to the discontinuance of the master feeder structure.
See accompanying notes to financial statements.
54

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2023

1.    Organization
SSGA Active Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of June 30, 2023, the Trust consists of fourteen (14) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate to the following series (each, a “Fund” and collectively, the “Funds”):
SPDR Blackstone High Income ETF
SPDR Blackstone Senior Loan ETF
SPDR Blackstone High Income ETF was formed on February 16, 2022 and commenced operations on February 17, 2022.
Each Fund is classified as a diversified investment company under the 1940 Act.
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation
Each Fund's investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value each Fund’s investments by major category are as follows:
•   Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
•  Repurchase agreements are valued at the repurchase price as of valuation date.
•   Debt obligations (including short-term investments) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.
•   Senior loans or other loans are valued at evaluated bid prices supplied by an independent pricing service, if available. Senior loans and other loans for which the Committee determines that there are no reliable valuations available from pricing services or brokers will be initially valued at cost and adjusted for amortization of principal until remeasurement is warranted due to a credit or economic event or other factors affecting the loan.
55

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2023

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
Fair value pricing could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Fund's underlying benchmark.
Various inputs are used in determining the value of the Funds' investments.
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•  Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•   Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•   Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of each Fund’s investments, according to the fair value hierarchy as of June 30, 2023, is disclosed in each Fund’s respective Schedule of Investments.
Investment Transactions and Income Recognition
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from the sale and disposition of investments are determined using the identified cost method.
Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Non-cash dividends, if any, received in the form of stock are recorded as dividend income at fair value.
Expenses
Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust. Class specific expenses are borne by each class.
Equalization
The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.
56

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2023

Distributions
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
3.    Securities and Other Investments
Loan Agreements
The Funds invest in Senior Loans. Senior Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Senior Loans are often obligations of borrowers who have incurred a significant percentage of debt compared to their total assets and thus are highly leveraged. Funds do not treat the banks originating or acting as agents for the lenders, or granting or acting as intermediary in participation interests, in loans held by the Funds as the issuers of such loans.
Repurchase Agreements
The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. A repurchase agreement customarily obligates the seller at the time it sells securities to a Fund to repurchase the securities at a mutually agreed upon price and time. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest.
The applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the Fund’s principal amount of the repurchase agreement (including accrued interest). The underlying securities are ordinarily United States Government or Government Agency securities, but may consist of other securities. The use of repurchase agreements involves certain risks including counterparty risks. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which the value of the collateral may decline.
As of June 30, 2023, the SPDR Blackstone Senior Loan ETF had invested in repurchase agreements with the gross values (principal) of $100,000,000 and associated collateral equal to $121,951,000.
4.    Fees and Transactions with Affiliates
Advisory Fee
The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”). For its advisory services to the Fund, facilities furnished and expenses borne by the Adviser, the Fund pays the Adviser a fee (“Management/Advisory fee”) accrued daily and paid monthly, based on a percentage of the Fund’s average daily net assets as shown in the following table:
Annual Rate
SPDR Blackstone High Income ETF	0.70%
SPDR Blackstone Senior Loan ETF	0.70
With respect to each Fund, the Management fee is reduced by the acquired fund fees and expenses attributable to the Fund's investments in other investment companies (except acquired fund fees and expenses associated with holdings of acquired funds for cash management purposes).
From time to time, the Adviser may waive all or a portion of it's Management fee. The Adviser pays all operating expenses of each Fund other than the Management fee, brokerage expenses, taxes, interest, fees and expenses of the Trust's Trustees, who are not "interested persons" of the Trust, as defined in the 1940 Act ("Independent Trustees") (including any Trustees’ counsel fees), litigation expenses and other extraordinary expenses.
57

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2023

Blackstone Liquid Credit Strategies LLC receives fees for its services as the Sub-Adviser to the Funds from the Adviser.
Administrator, Custodian, Sub-Administrator and Transfer Agent Fees
SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.
Distributor
State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the Distributor of the Trust.
Other Transactions with Affiliates
The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the year ended June 30, 2023 are disclosed in the Schedules of Investments.
During the fiscal year ended June 30, 2023, State Street made contributions of $4,615 and $33,436 to the SPDR Blackstone Senior Loan ETF related to separate accounting matters.
5.    Trustees’ Fees
The fees and expenses of the Independent Trustees and one interested, non-management Trustee are paid directly by the Funds. The Independent Trustees and one interested, non-management Trustee are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
6.    Investment Transactions
Purchases and sales of investments (excluding in-kind transactions and short term investments) for the year ended June 30, 2023, were as follows:
	Purchases	Sales
SPDR Blackstone High Income ETF	$ 158,634,540	$ 152,580,070
SPDR Blackstone Senior Loan ETF	7,150,881,402	10,594,165,980
For the year ended June 30, 2023, the following Funds had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:
	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/(Losses)
SPDR Blackstone High Income ETF	$6,124,927	$3,201,341	$41,335
7.    Shareholder Transactions
Each Fund issues and redeems its shares, at NAV, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.
The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes in Net Assets.
58

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2023

8.    Income Tax Information
The Funds have qualified and intend to continue to qualify as regulated investment company under Subchapter M of the Internal Revenue Code. The qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.
The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund's tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to amortization and accretion of premium and discount for financial statement purposes and differing treatments for wash sales.
The tax character of distributions paid during the year ended June 30, 2023, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
SPDR Blackstone High Income ETF	$ 8,087,000	$—	$ 8,087,000
SPDR Blackstone Senior Loan ETF	419,871,500	—	419,871,500
The tax character of distributions paid during the year ended June 30, 2022, was as follows:
	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR Blackstone High Income ETF	$ 1,548,000	$ —	$ —	$ 1,548,000
SPDR Blackstone Senior Loan ETF	384,792,728	—	2,807,272	387,600,000
At June 30, 2023, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total
SPDR Blackstone High Income ETF	$ 1,075,898	$ (10,722,813)	$—	$ (324,386)	$ (9,971,301)
SPDR Blackstone Senior Loan ETF	29,351,474	(1,061,105,358)	—	(77,409,212)	(1,109,163,096)
As of June 30, 2023, the following Funds had capital loss carryforwards available to offset future realized capital gains as follows:
	Non-Expiring Short Term	Non-Expiring Long Term
SPDR Blackstone High Income ETF	$ 9,359,240	$ 1,363,573
SPDR Blackstone Senior Loan ETF	516,487,819	544,617,539
As of June 30, 2023, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR Blackstone High Income ETF	$ 129,200,962	$ 1,291,106	$ 1,613,022	$ (321,916)
SPDR Blackstone Senior Loan ETF	4,910,985,010	35,612,340	112,723,717	(77,111,377)
59

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2023

9.    Line of Credit
The Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $1.275 billion ($1.1 billion prior to October 6,2022) revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. The SPDR Blackstone Senior Loan ETF has exclusive access to $1.05 billion ($900 million prior to October 6, 2022) and as of October 6, 2022 SPDR Blackstone High Income ETF has exclusive access to $25 million of the total credit facility. This agreement expires in October 2023 unless extended or renewed.
The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets.SPDR Blackstone Senior Loan ETF is allocated the commitment fee for its exclusive portion of the credit line. Commitment fees are ordinary fund operating expenses paid by the Adviser.Interest is calculated at a rate per annum equal to the sum of 1.00% plus the greater of the New York Fed Bank Rate and the one-month SOFR Rate.
The Funds have no outstanding loans as of June 30, 2023.
The SPDR Blackstone Senior Loan ETF also has exclusive access to a $500 million uncommitted line of credit with State Street that may be used solely for temporary or emergency purposes, including to temporarily finance the redemption of shares or  for other temporary and emergency purposes consistent with the current investment objectives and investment restrictions of the Fund. The Adviser, on behalf of the Fund, paid an upfront fee to participate in this uncommitted line of credit.
10.    Risks
Concentration Risk
As a result of the Funds' ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds' investments more than if they were more broadly diversified.
Foreign and Emerging Markets Risk
Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Funds' invest. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the Funds' invest in securities of issuers located in emerging markets, these risks may be even more pronounced.
Credit Risk
The Funds may be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.
Market Risk
Each Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness, such as COVID-19, or other public health issues, or other events could have a significant impact on a Fund and its investments.
11.    Recent Accounting Pronouncement
In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2206 Reference Rate Reform (Topic 848). ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract
60

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2023

modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.
12.    Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.
61

SSGA ACTIVE TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of SPDR Blackstone High Income ETF and SPDR Blackstone Senior Loan ETF and the Board of Trustees of SSGA Active Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of SPDR Blackstone High Income ETF and SPDR Blackstone Senior Loan ETF (collectively, the “Funds”) (two of the funds constituting SSGA Active Trust (the “Trust”)), including the schedules of investments, as of June 30, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting SSGA Active Trust) at June 30, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual Fund constituting the SSGA Active Trust	Statement of operations	Statement of changes in net assets	Financial highlights
SPDR Blackstone High Income ETF	For the year ended June 30, 2023	For the year ended June 30, 2023 and the period from February 17, 2022 (commencement of operations) through June 30, 2022	For the year ended June 30, 2023 and the period from February 17, 2022 (commencement of operations) through June 30, 2022
SPDR Blackstone Senior Loan ETF	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the five years in the period ended June 30, 2023
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, brokers and others; when replies from brokers and others were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
August 25, 2023
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OTHER INFORMATION
June 30, 2023 (Unaudited)

Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2023 to June 30, 2023.
The table below illustrates your Fund's cost in two ways:
Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.
Based on hypothetical 5% return ——This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
SPDR Blackstone High Income ETF	0.71%	$1,050.70	$3.61	$1,021.30	$3.56
SPDR Blackstone Senior Loan ETF	0.71	1,048.50	3.61	1,021.30	3.56
(a)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value of the period, multiplied by 181, then divided by 365.
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OTHER INFORMATION  (continued)
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Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the "Program"). The Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund. Liquidity risk is defined as the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
SSGA FM has been designated by the Board to administer the Funds’ Program. Over the course of the prior year, SSGA FM provided the Board with reports addressing the operations of the Program and assessing its adequacy and the effectiveness of the Program’s implementation for the period from December 31, 2021 through December 31, 2022 including:
* the Program supported each Fund’s ability to honor redemption requests timely;
* the Program supported SSGA FM’s management of each Fund’s liquidity profile, including during periods of market  volatility and net redemptions;
* no material liquidity issues were identified during the period;
* there were no material changes to the Program during the period;
* the implementation of the Program was effective to manage each Fund’s liquidity risk; and
* the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
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OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2023.
Qualified Interest Income
Each Fund reports the maximum amount allowable of its net taxable income and short-term capital gain as qualified interest income.
 Interest Dividends
Each Fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Premium/Discount Information
Information regarding how often the Shares of each Fund traded on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at https://www.ssga.com/spdrs.
Proxy Voting Policies and Procedures and Records
A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment Adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the SEC's website at www.sec.gov.
Information regarding how the Funds voted for the prior 12-month period ended June 30, is available by August 31 of each year by calling the same number, on the SEC’s website at www.sec.gov and on the Funds’ website at https://www.ssga.com/spdrs.
Quarterly Portfolio Schedule
Following the Funds’ first and third fiscal quarter-ends, complete Schedules of Investments are filed with the SEC as exhibits on Form N-PORT, which can be found on the Funds' website at https://www.ssga.com/spdrs and on the SEC's website at www.sec.gov. The Funds’ Schedules of Investments are available upon request, without charge, by calling 1-866-787-2257 (toll free).
65

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

Approval of Advisory Agreement
At meetings held prior to June 30, 2023, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the following series of SSGA Active Trust (the “Trust”): SPDR Blackstone High Income ETF and SPDR Blackstone Senior Loan ETF (the “Funds”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately to consider the Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Agreement, the Board requested, and SSGA FM, the Trust’s investment adviser and administrator, and State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”) provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the Funds under the Agreement, (ii) investment performance of the Funds, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Funds grow.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and the materials provided prior to and at the meetings. The Board reviewed the Agreement and the Adviser’s responsibilities for managing investment operations of each of the Funds in accordance with each Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the Funds as exchange-traded funds and the experience and expertise of the Adviser in managing exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Funds. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and ensuring each Fund’s compliance with its investment objectives and policies, and applicable laws and regulations. The Board further considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for indexed products generally and exchange-traded funds in particular. The Board specifically considered the Adviser’s experience in managing actively-managed exchange-traded funds. The Board also considered the Adviser’s role in overseeing third party sub-advisers, as applicable.
Investment Performance
The Board compared the investment performance of each series of the Trust to the performance of a group of comparable funds (net of expenses) (“Performance Group”) obtained from Broadridge Financial Solutions, Inc. (“Broadridge”) and to the performance of an appropriate benchmark (gross of expenses) provided by the Adviser. Among other information, the Board considered the following performance information over various periods ended December 31, 2022 in its evaluation of the Funds:
SPDR Blackstone Senior Loan ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 1-, 2-, 3- and 4-year periods, but had an annualized total return equal to the median of its Performance Group for the 5-year period. In addition, the Board considered that the Fund underperformed its benchmark index for the 1-year period, but outperformed its benchmark index for the 3- and 5-year and since inception periods.
SPDR Blackstone High Income ETF. The Board considered that the Fund commenced operations on February 16, 2022 and that performance information was not provided given the short operating history of the Fund.
In those instances where the Board observed underperformance for an extended period of time, the Trustees discussed with management those factors that contributed to such underperformance and steps being taken in response to such factors, where appropriate.
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SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

Profits Realized by Adviser
The Board considered the profitability of the advisory arrangement with the Funds to the Adviser and its affiliates, including data on the Funds’ historical profitability to these entities. The Board, including the Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street Global Advisors, methodologies used in computing costs that formed the bases of profitability calculations.
Fees Charged to Comparable Funds
The Board evaluated each Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds – i.e., exchange-traded funds that are actively managed. The Board reviewed the universe of similar exchange-traded funds for each Fund based upon data independently obtained from Broadridge and related comparative information for similar exchange-traded funds. In doing so, the Board used a fund by fund analysis of the data. In certain instances as considered appropriate by the Board, the Board explored with management the reasons for the differences between a Fund’s fee and fees paid by similar funds.
Other Benefits
The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.
Economies of Scale
The Board reviewed information regarding economies of scale or other efficiencies that may result as each Fund’s assets grow in size. The Board noted that the advisory fee rate for each Fund does not provide for breakpoints as assets of the Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the Funds by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Funds from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted.
Conclusion
After weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the continuation of the Agreement for each Fund. In approving the continuance of the Advisory Agreement, the Board, including the Independent Trustees voting separately, found that the terms of the Advisory Agreement are fair and reasonable and that the continuance of the Advisory Agreement is in the best interests of each Fund and each Fund’s respective shareholders.  The Board’s conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services provided by the Adviser with respect to the Funds were appropriate; (b) the performance and, more importantly for those Funds measured against an index, the index tracking, of each Fund had been satisfactory or the Adviser had demonstrated due attention to the remediation of underperformance, where appropriate; (c) the Adviser’s unitary fee for each Fund considered in relation to the services provided, and in relation to the fees charged to comparable funds, was reasonable; (d) the profitability of the Trust’s relationships with the Adviser and its affiliates was not excessive in view of the nature, extent and quality of the services provided; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) the fees paid to the Adviser adequately shared the economies of scale with respect to the Funds by way of the relatively low fee structure of the Trust.
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SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

Approval of Blackstone Liquid Credit Strategies LLC (“Blackstone Credit”) Sub-Advisory Agreement
At meetings held prior to June 30, 2023, the Board also considered a proposal to continue the Sub-Advisory Agreement (the “Blackstone Credit Sub-Advisory Agreement”) between the Adviser and Blackstone Liquid Credit Strategies LLC (“Blackstone Credit”) with respect to SPDR Blackstone High Income ETF and SPDR Blackstone Senior Loan ETF (the “Blackstone Funds”). The Independent Trustees also met separately to consider the Blackstone Credit Sub-Advisory Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Blackstone Credit Sub-Advisory Agreement, the Board requested, and Blackstone Credit and the Adviser provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Blackstone Credit Sub-Advisory Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by Blackstone Credit with respect to each Blackstone Fund under the Blackstone Credit Sub-Advisory Agreement; and (ii) investment performance of each Blackstone Fund. The Board further considered the portion of the current advisory fee that the Adviser would continue to pay to Blackstone Credit under the Blackstone Credit Sub-Advisory Agreement and also considered that such fees would continue to be paid directly by the Adviser and would not result in increased fees payable by the Blackstone Funds.
The Board considered the background and experience of Blackstone Credit’s senior management and, in particular, Blackstone Credit’s experience in investing in senior loan securities. The Board reviewed the performance of the Blackstone Funds, noting that the SPDR Blackstone Senior Loan ETF underperformed 4 of the last 5 calendar years, but considered management’s explanation of those factors that contributed to such underperformance and the steps being taken in response to such factors. The Board also noted that the SPDR Blackstone High Income ETF commenced operations on February 17, 2022 and thus, Broadridge Financial Solutions, Inc. performance information was not provided given the short operating history of the Fund. The Board also considered the unitary fee paid to the Adviser by each Blackstone Fund and Blackstone Credit’s fees paid by the Adviser. The Board also considered whether Blackstone Credit benefited in other ways from its relationship with the Trust.
After weighing the foregoing factors, as well as the relevant factors discussed in relation to the Blackstone Credit Sub-Advisory Agreement between Blackstone Credit and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the continuation of the Blackstone Credit Sub-Advisory Agreement for each Blackstone Fund. In approving the continuance of the Blackstone Credit Sub-Advisory Agreement, the Board, including the Independent Trustees voting separately, found that the terms of the Blackstone Credit Sub-Advisory Agreement are fair and reasonable and that the continuance of the Blackstone Credit Sub-Advisory Agreement is in the best interests of each Blackstone Fund and its shareholders. The Board’s conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services provided by Blackstone Credit with respect to each Blackstone Fund were appropriate; (b) the performance of the SPDR Blackstone Senior Loan ETF had been satisfactory; (c) Blackstone Credit’s fees for each Blackstone Fund and the unitary fee, considered in relation to the services provided, were reasonable; (d) any additional potential benefits to Blackstone Credit were not of a magnitude to materially affect the Board’s conclusions; and (e) the fees paid to Blackstone Credit adequately shared the economies of scale with each Blackstone Fund by way of the relatively low fee structure of SSAT. The Independent Trustees were advised by their independent counsel throughout the process.
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SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION
Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
CARL G. VERBONCOEUR c/o SSGAActive Trust One Iron Street Boston, MA 02210 1952	Independent Trustee, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	121	The Motley Fool Funds Trust (Trustee).
DWIGHT D. CHURCHILL c/o SSGAActive Trust One Iron Street Boston, MA 02210 1953	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014 - January 2015).	121	Affiliated Managers Group, Inc. (Chairman, Director and Audit Committee Chair).
CLARE S. RICHER c/o SSGAActive Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, Putnam Investments LLC (December 2008 - May 2017).	121	Principal Financial Group (Director) and Financial Committee Chair; Bain Capital Specialty Finance (Director); University of Notre Dame (Trustee); Putnam Acquisition Financing Inc. (Director); Putnam Acquisition Financing LLC (Director); Putnam GP Inc. (Director); Putnam Investor Services, Inc. (Director); Putnam Investments Limited (Director).
SANDRA G. SPONEM c/o SSGA Active Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, M.A. Mortenson Companies, Inc.(construction and real estate company) (February 2007- April 2017).	121	Rydex Series Funds;
Rydex Dynamic Funds;
Rydex Variable Trust;
Guggenheim Funds Trust;
Guggenheim Variable Funds Trust;
Guggenheim Strategy Funds Trust;
Transparent Value Trust;
Fiduciary/Claymore Energy Infrastructure
Fund;
Guggenheim Taxable Municipal
Bond & Investment Grade Debt
Trust;
Guggenheim Strategic
Opportunities Fund;
Guggenheim Enhanced,
Equity Income Fund;
Guggenheim Credit Allocation Fund,
Guggenheim Energy & Income Fund,
Guggenheim Active Allocation Fund
					(Trustee and Audit Committee Chair).
CAROLYN M. CLANCY c/o SSGA Active Trust One Iron Street Boston, MA 02210 1960	Independent Trustee	Term: Unlimited Served: since October 2022	Retired. Executive Vice President, Head of Strategy, Analytics and Market Readiness, Fidelity Investments (April 2020 – June 2021); Executive Vice President, Head of Broker Dealer Business, Fidelity Investments (July 2017 – March 2020).	121	Assumption University (Trustee); Big Sister Association of Greater Boston (Director).
KRISTI L. ROWSELL c/o SSGA Active Trust One Iron Street Boston, MA 02210 1966	Independent Trustee	Term: Unlimited Served: since October 2022	Partner and President, Harris Associates (2010 – 2021).	121	Oakmark Funds (Trustee); Board of Governors, Investment Company Institute (Member); Habitat for Humanity Chicago (Director).
69

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* c/o SSGA Active Trust One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	President, Winnisquam
Capital LLC (December
2022 – present);
Non-Executive,
Chairman, Fusion
Acquisition Corp II
(February 2020 -
Present); Non-Executive Chairman, Fusion
Acquisition Corp. (June
2020 - September 2021);
Retired Chairman
and Director, SSGA
Funds Management,
Inc. (2005 - March 2020); Retired
Executive Vice
President, State Street Global
Advisors (2012
- March 2020);
Retired Chief Executive
Officer and Manager,
State Street Global Advisors
Funds Distributors,
LLC (May 2017 -
March 2020); Director,
State Street Global Markets,
LLC (2013 - April 2017);
President, SSGA Funds
Management, Inc.
(2005 - 2012); Principal,
State Street Global Advisors
(2000 - 2005).	132	Investment Managers
Series Trust (December
2022 – present);
The Select Sector SPDR
Trust (November 2005 -
Present);
SSGA SPDR ETFs
Europe I PLC (Director)
(November 2016 -
March 2020);
SSGA SPDR ETFs Europe II
PLC (Director)
(November 2016 -
March 2020);
State Street Navigator
Securities Lending
Trust (July 2016 -
March 2020);
SSGA Funds (January 2014 -
March 2020);
State Street Institutional
Investment Trust
(February 2007 -
March 2020);
State Street Master Funds
(February 2007 -
March 2020);
Elfun Funds (July 2016 -
					December 2018).
GUNJAN CHAUHAN** c/o SSGA Active Trust One Iron Street Boston, MA 02210 1982	Interested Trustee	Term: Unlimited Served: since October 2022	Senior Managing Director, State Street Global Advisors (April 2018 – Present); Managing Director, State Street Global Advisors (June 2015– March 2018).	121	State Street ICAV (Director).
† For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser, which includes series of the the SPDR Series Trust, SSGA Active Trust and SPDR Index Shares Funds.
* Mr. Ross is an Interested Trustee because of his ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.
** Ms. Chauhan is an Interested Trustee because of her position with an affiliate of the Adviser.

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SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ANN M. CARPENTER SSGA Funds Management Inc. One Iron Street Boston, MA 02210 1966	President and Principal Executive Officer; Deputy Treasurer	Term: Unlimited Served: since May 2023 (with respect to President and Principal Executive Officer); Term: Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - present)*; Managing Direct Street Global Advisors (April 2005 - present).*
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer and Principal Financial Officer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present)*
MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005 - present).*
SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Unlimited Served: since August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 - present).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Assistant Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).
DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel, Eaton Vance Corp. (2010 - 2019).
E. GERARD MAIORANA, JR. SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Secretary	Term: Unlimited Served: since May 2023	Assistant Vice President, State Street Global Advisors (July 2014 - present).
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).
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SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2023 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: Since August 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).
JOHN BETTENCOURT SSGA Funds Management, Inc One Iron Street Boston, MA 02210 1976	Assistant Treasurer	Term: Unlimited Served: since May 2022	Vice President, State Street Global Advisors and SSGA Funds Management Inc. (March 2020 - present); Assistant Vice President, State Street Global Advisors (June 2007 - March 2020).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 - 2013); Director of Compliance, AARP Financial Inc. (2008 - 2010).
* Served in various capacities and/or with various affiliated entities during noted time period.
The Statement of Additional Information (SAI) includes additional information about the Funds' trustees and is available, without charge, upon request and by calling 1-866-787-2257.
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SSGA Active Trust
Trustees
Gunjan Chauhan, Interested Trustee
Dwight D. Churchill
Carolyn M. Clancy
Clare S. Richer
James E. Ross, Interested Non-management Trustee
Kristi L. Rowsell
Sandra G. Sponem
Carl G. Verboncoeur, Chairman
Investment Manager and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, MA 02210
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, MA 02210
Custodian, Sub-Administrator and Transfer Agent
State Street Bank and Trust Company
One Congress Street
Boston, MA 02114
Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.

SSGA Active Trust
For more complete information, please call 1.866.787.2257 or visit https://www.ssga.com/spdrs today.
State Street Global Advisors
One Iron Street
Boston, MA 02210
ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETF's net asset value. Brokerage commissions and ETF expenses will reduce returns.
Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuations, all of which may be magnified in emerging markets.
Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.
Investing in commodities entail significant risk and is not appropriate for all investors. Commodities investing entail significant risk as commodity prices can be extremely volatile due to wide range of factors. A few such factors include overall market movements, real or perceived inflationary trends, commodity index volatility, international, economic and political changes, change in interest and currency exchange rates.
Past performance is no guarantee of future results. It is not possible to invest directly in an index. Index performance does not reflect charges and expenses associated with the fund or brokerage commissions associated with buying and selling a fund. Index performance is not meant to represent that of any particular fund.
Standard & Poor’s, S& P and SPDR are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.
Distributor: State Street Global Advisors Funds Distributors, LLC, member FINRA, SIPC, an indirect wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Certain State Street affiliates provide services and receive fees from the SPDR ETFs.
SSGA Funds Management has retained Blackstone Liquid Credit Strategies LLC as the Sub-Advisor. State Street Global Advisors Funds Distributors, LLC is not affiliated with Blackstone Liquid Credit Strategies LLC.
Before investing, consider a Fund’s investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 1.866.787.2257 or visit https://www.ssga.com/spdrs. Read it carefully.
Not FDIC Insured. No Bank Guarantee. May Lose Value.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.
© 2023 State Street Corporation - All Rights Reserved
SPDRGSOAR

(b)	Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 13(a)(1).

Item 3.	Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the registrant has determined that the registrant has four Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Dwight Churchill, Clare Richer, Kristi Rowsell, Sandra Sponem and Carl Verboncoeur are the registrant’s audit committee financial experts. The Board also determined that each of the foregoing persons are not “interested person(s)” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees.

For the fiscal years ending June 30, 2023 and June 30, 2022, the aggregate audit fees billed for professional services rendered by the principal accountant were $397,862 and $397,862, respectively. Audit fees include the performance of the annual audits and routine regulatory filings (one for each SEC registrant).

(b) Audit-Related Fees.

For the fiscal years ending June 30, 2023 and June 30, 2022, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees.

For the fiscal years ending June 30, 2023 and June 30, 2022, the aggregate tax fees billed for professional services rendered by the principal accountant were $38,065 and $38,065, respectively. Tax fees represent services related to the review of year-end distribution requirements.

(d) All Other Fees.

For the fiscal years ended June 30, 2023 and June 30, 2022, there were no fees billed for professional services rendered by E&Y for products and services provided by E&Y to the Trust, other than the services reported in paragraphs (a)through (c).

For the fiscal years ended June 30, 2023 and June 30, 2022, the aggregate fees for professional services rendered by E&Y for products and services provided by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that (i) relate directly to the operations and financial reporting of the Trust and (ii) were pre-approved by the Audit Committee were approximately $9,540,002 and $9,327,125, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:

Before the independent auditors are engaged by the Trust to render audit, audit-related or permissible non-audit services, either:

(a)

The Audit Committee shall pre-approve all audit, audit-related and permissible non-audit services provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting;

or

(b)

The engagement to render the audit, audit-related or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

(c)

Pre-Approval for a service provided to the Trust other than audit or audit-related services is not required if: (1) the aggregate amount of all such permissible non-audit services provided to the Trust constitutes not more than five percent (5%) of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the permissible non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be permissible non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

(d)

The Audit Committee shall pre-approve any permissible non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent auditors to notify the Audit Committee of any permissible non-audit services that need to be pre-approved.

Notwithstanding the above, Pre-Approval for any permissible non-audit services under this Sub-section is not required if: (1) the aggregate amount of all such permissible non-audit services constitutes not more than five percent (5%) of the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person)

during the fiscal year in which the permissible non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be permissible non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

(e)(2) Percentage of Services.

One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed for by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser were as follows:

	FY 2023 (in millions)		FY 2022 (in millions)
Non audit services billed to:
Registrant:	See Item 4	(c)	See Item 4	(c)
Investment Adviser:	—		—

Other entities in the Investment Company Complex (1)(2):
Audit Related Fees	$17.9		$18.1
Tax Fees	$5.6		$5.4
All Other Fees	$15.5		$14.5

(1)	Information is for the calendar years 2023 and 2022, respectively.
(2)

Services under the caption Audit-Related Fees consisted principally of reports on the processing of transactions by servicing organizations, audits of employee benefit plan, non-statutory audits and due diligence procedures. Services under the caption Tax Fees consisted principally of expatriate, compliance and corporate tax advisory services. Services under the caption All Other Fees primarily related to statutory and financial statement audits and the requirement to opine on the design and operating effectiveness of internal control over financial reporting.

(h) The registrant’s principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5.	Audit Committees of Listed Registrants.

The registrant has an audit committee which was established by the Board of Trustees of the Trust in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The members of the registrant’s Audit Committee are Dwight Churchill, Carolyn Clancy, Clare Richer, Kristi Rowsell, Sandra Sponem and Carl Verboncoeur.

Item 6.	Investments.

(a) Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable to the registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.

Item 11.	Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Ann M. Carpenter, the registrant’s President and Principal Executive Officer, and Bruce S. Rosenberg, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) and evaluated their effectiveness. Based on their review, Ms. Carpenter and Mr. Rosenberg determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the U.S. Securities and Exchange Commission.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

Item 13.	Exhibits.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Separate certifications required by Rule 30a-2(a) under the 1940 Act for each principal executive officer and principal financial officer of the registrant are attached.

(a)(3) Not applicable to the registrant.

(a)(4) Not applicable.

(b) A single certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the 1934 Act, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SSGA Active Trust

By:	/s/ Ann M. Carpenter
Ann M. Carpenter
President and Principal Executive Officer

Date: September 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ann M. Carpenter
Ann M. Carpenter
President and Principal Executive Officer

Date: September 7, 2023

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Treasurer and Principal Financial Officer

Date: September 7, 2023